UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Dividend and Income Fund
•	PIMCO REALPATH® Blend Income Fund
•	PIMCO REALPATH® Blend 2025 Fund
•	PIMCO REALPATH® Blend 2030 Fund
•	PIMCO REALPATH® Blend 2035 Fund
•	PIMCO REALPATH® Blend 2040 Fund
•	PIMCO REALPATH® Blend 2045 Fund
•	PIMCO REALPATH® Blend 2050 Fund
•	PIMCO REALPATH® Blend 2055 Fund
•	PIMCO REALPATH® Blend 2060 Fund
•	PIMCO REALPATH® Blend 2065 Fund
•	PIMCO RAE US Fund
•	PIMCO RAE US Small Fund
•	PIMCO RAE Emerging Markets Fund
•	PIMCO RAE International Fund
•	PIMCO RAE Global ex-US Fund
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
•	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2022

PIMCO Dividend and Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to

2	PIMCO EQUITY SERIES

0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned 2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

SEMIANNUAL REPORT	DECEMBER 31, 2022	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

SEMIANNUAL REPORT	DECEMBER 31, 2022	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to

6	PIMCO EQUITY SERIES

one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	DECEMBER 31, 2022	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

8	PIMCO EQUITY SERIES

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

SEMIANNUAL REPORT	DECEMBER 31, 2022	9

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	3.97%	(6.25)%	2.94%	4.96%	5.95%
PIMCO Dividend and Income Fund I-2	3.99%	(6.36)%	2.84%	4.87%	5.86%
PIMCO Dividend and Income Fund Class A	3.89%	(6.51)%	2.59%	4.60%	5.58%
PIMCO Dividend and Income Fund Class A (adjusted)	(1.83)%	(11.68)%	1.44%	4.01%	5.05%
PIMCO Dividend and Income Fund Class C	3.44%	(7.19)%	1.82%	3.81%	4.79%
PIMCO Dividend and Income Fund Class C (adjusted)	2.45%	(8.08)%	1.82%	3.81%	4.79%
MSCI ACWI High Dividend Yield Net USD±ª	3.40%	(7.49)%	4.35%	6.25%	7.34%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index±±	0.28%	(10.13)%	2.45%	3.82%	4.39%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2011.

ª Effective November 1, 2021, the Fund’s primary benchmark is the MSCI ACWI High Dividend Yield Index. The Fund believes that the new primary benchmark better aligns with the Fund’s investment strategy. Prior to November 1, 2021, the Fund’s primary benchmark was the MSCI World Index.

± MSCI ACWI High Dividend Yield Net USD includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.

±± The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.70% for Institutional Class shares, 0.80% for I-2 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	DECEMBER 31, 2022	11

PIMCO Dividend and Income Fund (Cont.)

Geographic Breakdown as of December 31, 2022†§

United States	64.1%
Short-Term Instruments‡	10.8%
United Kingdom	3.8%
Switzerland	3.4%
Japan	2.8%
Australia	2.1%
China	1.5%
France	1.4%
South Africa	1.3%
Brazil	1.1%
Spain	1.1%
Other	6.6%

Sector Breakdown as of December 31, 2022†§

U.S. Government Agencies	14.6%
Short-Term Instruments‡	10.8%
U.S. Treasury Obligations	10.3%
Health Care	8.9%
Industrials	8.2%
Financials	7.0%
Asset-Backed Securities	6.6%
Consumer Staples	6.0%
Real Estate	4.6%
Non-Agency Mortgage-Backed Securities	4.1%
Materials	4.1%
Information Technology	3.1%
Energy	2.8%
Utilities	2.7%
Communication Services	1.4%
Loan Participations and Assignments	1.4%
Consumer Discretionary	1.3%
Banking & Finance	1.1%
Other	1.0%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

12	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35-65% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. The Fund will also typically invest 35-65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»

Overweight exposure and security selection within the energy sector contributed to relative returns, as the sector outperformed the benchmark index and the Fund’s holdings within the energy sector outperformed the benchmark’s holdings within the energy sector.

»	Security selection within the financials sector contributed to relative returns, as the Fund’s holdings within the financials sector outperformed the benchmark’s holdings within the financials sector.

»	Security selection within the materials sector contributed to relative returns, as the Fund’s holdings within the materials sector outperformed the benchmark’s holdings within the materials sector.

»

Overweight exposure to and security selection within the information technology sector contributed to relative returns, as the sector outperformed the benchmark index and the Fund’s holdings within the information technology sector outperformed the benchmark’s holdings within the information technology sector.

»

Security selection and currency positioning within the health care sector detracted from relative returns, as the Fund’s holdings and currency exposures within the health care sector underperformed the benchmark’s holdings and currency exposures within the health care sector.

»	There were no other material detractors for this Fund.

Tactical Portfolio:

»	Exposure to the real estate sector detracted from returns as the sector delivered negative returns.

»	There were no material contributors for this Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2022	13

PIMCO Dividend and Income Fund (Cont.)

Fixed Income Portfolio:

»	Holdings of high yield corporate credit contributed to performance, as United States (“U.S.”) corporate high yield spreads tightened.

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Short exposure to United Kingdom (“U.K.”) duration contributed to performance, as interest rates rose across all tenors of the U.K. sovereign curve.

»	Exposure to U.S. duration detracted from performance, as interest rates rose across all tenors of the U.S. sovereign curve.

»	Holdings of commercial mortgage backed securities (“MBS”) detracted from performance, as this sector posted negative total returns.

»	Holdings of agency MBS detracted from performance, as this sector posted negative total returns.

14	PIMCO EQUITY SERIES

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,039.70	$3.74	$1,000.00	$1,021.81	$3.71	0.72%
I-2	1,000.00	1,039.90	4.26	1,000.00	1,021.30	4.22	0.82
Class A	1,000.00	1,038.90	5.56	1,000.00	1,020.03	5.51	1.07
Class C	1,000.00	1,034.40	9.43	1,000.00	1,016.20	9.35	1.82

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2022	15

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

07/01/2022 - 12/31/2022+	$11.35	$0.22	$0.23	$0.45	$(0.55)	$0.00	$(0.55)

06/30/2022	12.72	0.47	(1.42)	(0.95)	(0.42)	0.00	(0.42)

06/30/2021	9.71	0.44	3.03	3.47	(0.46)	0.00	(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

I-2

07/01/2022 - 12/31/2022+	11.37	0.21	0.23	0.44	(0.54)	0.00	(0.54)

06/30/2022	12.74	0.48	(1.44)	(0.96)	(0.41)	0.00	(0.41)

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

Class A

07/01/2022 - 12/31/2022+	11.33	0.20	0.23	0.43	(0.53)	0.00	(0.53)

06/30/2022	12.71	0.43	(1.42)	(0.99)	(0.39)	0.00	(0.39)

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

Class C

07/01/2022 - 12/31/2022+	11.32	0.15	0.24	0.39	(0.49)	0.00	(0.49)

06/30/2022	12.72	0.34	(1.43)	(1.09)	(0.31)	0.00	(0.31)

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective November 1, 2021, the Fund’s Investment advisory fee was decreased by 0.01% to an annual rate of 0.44%.
(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.25%.
(g)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.
(h)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.25	3.97%	$14,225	0.72	%*	0.73	%*	0.69	%*	0.70	%*	3.76	%*	155%

11.35	(7.76)	12,660	0.71	(e)(f)	0.72	(e)(f)	0.71	(e)(f)	0.72	(e)(f)	3.80		254

12.72	36.27	32,512	0.79	(g)	0.80	(g)	0.77	(g)	0.78	(g)	3.79		218

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05		158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48		108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04		80

11.27	3.90	15,781	0.82	*	0.83	*	0.79	*	0.80	*	3.63	*	155

11.37	(7.78)	17,950	0.81	(e)(h)	0.82	(e)(h)	0.81	(e)(h)	0.82	(e)(h)	3.83		254

12.74	36.19	19,919	0.89	(g)	0.90	(g)	0.87	(g)	0.88	(g)	3.64		218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95		158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40		108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94		80

11.23	3.80	120,664	1.07	*	1.08	*	1.04	*	1.05	*	3.40	*	155

11.33	(8.08)	120,215	1.06	(e)(h)	1.07	(e)(h)	1.06	(e)(h)	1.07	(e)(h)	3.47		254

12.71	35.89	136,346	1.14	(g)	1.15	(g)	1.12	(g)	1.13	(g)	3.41		218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70		158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13		108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70		80

11.22	3.44	15,359	1.82	*	1.83	*	1.79	*	1.80	*	2.66	*	155

11.32	(8.76)	15,021	1.81	(e)(h)	1.82	(e)(h)	1.81	(e)(h)	1.82	(e)(h)	2.73		254

12.72	34.82	18,882	1.89	(g)	1.90	(g)	1.87	(g)	1.88	(g)	2.52		218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92		158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34		108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91		80

SEMIANNUAL REPORT	DECEMBER 31, 2022	17

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$173,352
Investments in Affiliates	14,965

Financial Derivative Instruments
Exchange-traded or centrally cleared	121
Over the counter	234
Cash	96
Deposits with counterparty	2,273
Foreign currency, at value	653
Receivable for investments sold	1,086
Receivable for investments sold on a delayed-delivery basis	17
Receivable for TBA investments sold	44,702
Receivable for Fund shares sold	731
Interest and/or dividends receivable	1,040
Dividends receivable from Affiliates	52
Reimbursement receivable from PIMCO	3

Total Assets	239,325

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$1,023

Financial Derivative Instruments
Exchange-traded or centrally cleared	89
Over the counter	578
Payable for investments purchased	4
Payable for investments in Affiliates purchased	52
Payable for TBA investments purchased	70,975
Payable for unfunded loan commitments	15
Deposits from counterparty	211
Payable for Fund shares redeemed	191
Accrued investment advisory fees	66
Accrued supervisory and administrative fees	51
Accrued distribution fees	10
Accrued servicing fees	31

Total Liabilities	73,296

Net Assets	$166,029

Net Assets Consist of:

Paid in capital	$260,629
Distributable earnings (accumulated loss)	(94,600)

Net Assets	$166,029

Cost of investments in securities	$177,784
Cost of investments in Affiliates	$14,956
Cost of foreign currency held	$660
Proceeds received on short sales	$1,028
Cost or premiums of financial derivative instruments, net	$(1,413)

* Includes repurchase agreements of:	$1,525

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022 (Unaudited)

Net Assets:

Institutional Class	$14,225
I-2	15,781
Class A	120,664
Class C	15,359

Shares Issued and Outstanding:

Institutional Class	1,264
I-2	1,400
Class A	10,744
Class C	1,369

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.25
I-2	11.27
Class A	11.23
Class C	11.22

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2022	19

Statement of Operations PIMCO Dividend and Income Fund

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,480
Dividends, net of foreign taxes*	2,034
Dividends from Investments in Affiliates	193
Total Income	3,707

Expenses:

Investment advisory fees	364
Supervisory and administrative fees	283
Distribution and/or servicing fees - Class A	151
Distribution and/or servicing fees - Class C	75
Trustee fees	6
Interest expense	24
Miscellaneous expense	6
Total Expenses	909
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	903

Net Investment Income (Loss)	2,804

Net Realized Gain (Loss):

Investments in securities	(5,294)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	369
Over the counter financial derivative instruments	439
Foreign currency	58

Net Realized Gain (Loss)	(4,430)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,671
Investments in Affiliates	16
Exchange-traded or centrally cleared financial derivative instruments	1,104
Over the counter financial derivative instruments	(50)
Foreign currency assets and liabilities	(43)

Net Change in Unrealized Appreciation (Depreciation)	7,698

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,072

* Foreign tax withholdings - Dividends	$71

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,804	$6,725
Net realized gain (loss)	(4,430)	19,233
Net change in unrealized appreciation (depreciation)	7,698	(41,207)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,072	(15,249)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(649)	(894)
I-2	(741)	(566)
Class A	(5,478)	(4,051)
Class C	(641)	(414)

Total Distributions(a)	(7,509)	(5,925)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,620	(20,639)

Total Increase (Decrease) in Net Assets	183	(41,813)

Net Assets:

Beginning of period	165,846	207,659
End of period	$166,029	$165,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2022	21

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.4%

ASSET-BACKED SECURITIES 7.5%

CAYMAN ISLANDS 0.2%

TruPS Financials Note Securitization Ltd.
6.316% due 09/20/2039 •	$273	$259

Total Cayman Islands		259

UNITED STATES 7.3%

Bear Stearns Asset-Backed Securities Trust
5.119% due 12/25/2034 •	923	888

Citigroup Mortgage Loan Trust
5.019% due 02/25/2035 •	1,020	942

Conseco Finance Corp.
6.280% due 09/01/2030	25	26

Credit Suisse First Boston Mortgage Securities Corp.
4.598% due 01/25/2032 •	484	460

EMC Mortgage Loan Trust
5.689% due 02/25/2041 •	21	20

Home Equity Asset Trust
4.859% due 01/25/2036 •	131	123

LCCM Trust
5.768% due 11/15/2038 ~	1,000	961

Morgan Stanley Home Equity Loan Trust
4.489% due 12/25/2036 •	1,397	709

Navient Student Loan Trust
5.439% due 12/27/2066 •	412	405

Option One Mortgage Loan Trust
4.609% due 04/25/2037 ~	1,968	1,438

Residential Asset Mortgage Products Trust
4.091% due 05/25/2035 •	1,000	935

Residential Asset Securities Corp. Trust
4.471% due 01/25/2034 ~	329	325

SLM Private Credit Student Loan Trust
5.099% due 06/15/2039 ~	936	889

SMB Private Education Loan Trust
4.668% due 02/16/2055 •	816	792

Soundview Home Loan Trust
4.794% due 12/25/2036 ~	1,000	966
5.389% due 09/25/2037 •	1,911	1,337

Structured Asset Investment Loan Trust
4.539% due 09/25/2036 •	535	513

Upstart Securitization Trust
1.310% due 11/20/2031	455	436

Total United States		12,165

Total Asset-Backed Securities (Cost $13,382)		12,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

LUXEMBOURG 0.1%

Intelsat Jackson Holdings SA
7.445% due 02/01/2029	$54	$53

Total Luxembourg		53

PANAMA 0.2%

Carnival Corp.
7.384% (LIBOR01M + 3.000%) due 06/30/2025 ~	395	380

Total Panama		380

UNITED KINGDOM 0.2%

Softbank Vision Fund
5.000% due 12/21/2025 «	375	360

Total United Kingdom		360

UNITED STATES 1.1%

AmSurg LLC
TBD% due 04/29/2027 µ	15	15

Avolon TLB Borrower 1 (U.S.) LLC
5.853% (LIBOR01M + 1.500%) due 02/12/2027 ~	7	7

Emerald TopCo, Inc.
7.884% (LIBOR01M + 3.500%) due 07/24/2026 ~	3	3

Envision Healthcare Corp.
12.119% due 04/29/2027	85	83
15.744% due 04/28/2028	146	120

Hilton Worldwide Finance LLC
6.173% (LIBOR01M + 1.750%) due 06/22/2026 ~	230	229

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~	1	1

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)	3	1

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~	4	3

Sotera Health Holdings LLC
7.165% (LIBOR03M + 2.750%) due 12/11/2026 ~	525	487

Syniverse Holdings, Inc.
11.580% due 05/13/2027	8	7

22	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uber Technologies, Inc.
8.235% (LIBOR03M + 3.500%) due 02/25/2027 ~	$887	$886

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	5	4

Total United States		1,846

Total Loan Participations and Assignments (Cost $2,794)		2,639

	SHARES
COMMON STOCKS 46.0%

AUSTRALIA 2.4%

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	47,768	121

Brambles Ltd.	24,606	202

		323

MATERIALS 2.2%

BHP Group Ltd.	71,090	2,202

Fortescue Metals Group Ltd.	45,159	631

Rio Tinto Ltd.	9,899	781

		3,614

Total Australia		3,937

BELGIUM 0.2%

FINANCIALS 0.1%

Ageas SA	5,217	232

UTILITIES 0.1%

Elia Group SA	754	107

Total Belgium		339

BRAZIL 0.8%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil SA	13,200	96

CONSUMER STAPLES 0.2%

Ambev SA	125,200	342

ENERGY 0.2%

Petroleo Brasileiro SA	61,100	324

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Banco do Brasil SA	22,000	$142

MATERIALS 0.2%

Vale SA	28,200	478

Total Brazil		1,382

CANADA 0.3%

CONSUMER STAPLES 0.1%

George Weston Ltd.	930	116

FINANCIALS 0.2%

Manulife Financial Corp.	17,897	319

Total Canada		435

CHINA 1.7%

COMMUNICATION SERVICES 0.1%

China Tower Corp. Ltd. ‘H’	1,118,000	120

ENERGY 0.2%

China Shenhua Energy Co. Ltd. ‘H’	89,000	256

Yankuang Energy Group Co. Ltd. ‘H’	40,000	122

		378

FINANCIALS 1.3%

China Construction Bank Corp. ‘H’	1,580,000	988

Industrial & Commercial Bank of China Ltd. ‘H’	1,486,000	762

PICC Property & Casualty Co. Ltd. ‘H’	176,000	167

Postal Savings Bank of China Co. Ltd. ‘H’	209,000	129

		2,046

INDUSTRIALS 0.1%

CITIC Ltd.	126,000	133

COSCO SHIPPING Holdings Co. Ltd. ‘H’	81,000	82

		215

Total China		2,759

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CZECH REPUBLIC 0.1%

UTILITIES 0.1%

CEZ AS	4,426	$151

Total Czech Republic		151

DENMARK 0.3%

INDUSTRIALS 0.3%

AP Moller - Maersk AS ‘A’	82	181

AP Moller - Maersk AS ‘B’	131	293

		474

Total Denmark		474

FINLAND 0.1%

HEALTH CARE 0.1%

Orion Oyj ‘B’	2,844	156

Total Finland		156

FRANCE 1.6%

CONSUMER STAPLES 0.1%

Danone SA	2,242	118

ENERGY 0.3%

TotalEnergies SE	7,049	443

FINANCIALS 0.4%

Amundi SA	2,063	117

AXA SA	19,148	533

		650

HEALTH CARE 0.4%

Sanofi	7,735	746

INDUSTRIALS 0.4%

Bouygues SA	5,447	163

Eiffage SA	2,204	217

Thales SA	2,833	362

		742

Total France		2,699

	SHARES	MARKET VALUE (000S)
GREECE 0.1%

CONSUMER DISCRETIONARY 0.1%

OPAP SA	8,207	$116

Total Greece		116

HONG KONG 0.2%

INDUSTRIALS 0.0%

SITC International Holdings Co. Ltd.	35,000	78

REAL ESTATE 0.2%

CK Asset Holdings Ltd.	53,000	325

Total Hong Kong		403

INDONESIA 0.4%

COMMUNICATION SERVICES 0.1%

Telkom Indonesia Persero Tbk PT	1,158,000	279

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	534,400	195

ENERGY 0.1%

Adaro Energy Indonesia Tbk PT	419,500	104

FINANCIALS 0.1%

Bank Mandiri Persero Tbk PT	206,700	132

Total Indonesia		710

ISRAEL 0.0%

INDUSTRIALS 0.0%

ZIM Integrated Shipping Services Ltd.	2,133	37

Total Israel		37

ITALY 0.1%

UTILITIES 0.1%

Snam SpA	52,586	255

Total Italy		255

24	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	SHARES	MARKET VALUE (000S)
JAPAN 2.6%

COMMUNICATION SERVICES 0.4%

KDDI Corp.	16,300	$494

Nippon Telegraph & Telephone Corp.	5,700	163

		657

CONSUMER STAPLES 0.5%

Japan Tobacco, Inc.	31,700	639

MEIJI Holdings Co. Ltd.	2,900	149

		788

HEALTH CARE 0.5%

Astellas Pharma, Inc.	29,100	443

Chugai Pharmaceutical Co. Ltd.	13,100	334

		777

INDUSTRIALS 0.9%

ITOCHU Corp.	31,400	985

Mitsubishi Corp.	5,900	191

Nippon Yusen KK	12,800	302

		1,478

MATERIALS 0.1%
Nitto Denko Corp.	3,600	207

UTILITIES 0.2%

Osaka Gas Co. Ltd.	9,800	158

Tokyo Gas Co. Ltd.	10,400	203

		361

Total Japan		4,268

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat SA «(d)(k)	2,886	69

Total Luxembourg		69

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)	41,996	0

Total Mexico		0

	SHARES	MARKET VALUE (000S)
NETHERLANDS 0.7%

CONSUMER STAPLES 0.4%

Koninklijke Ahold Delhaize NV	23,971	$689

FINANCIALS 0.2%

NN Group NV	7,438	304

MATERIALS 0.1%

OCI NV	2,881	103

Total Netherlands		1,096

NORWAY 0.2%

COMMUNICATION SERVICES 0.1%

Telenor ASA	18,309	171

MATERIALS 0.1%

Yara International ASA	2,568	113

Total Norway		284

POLAND 0.1%

ENERGY 0.1%

Polski Koncern Naftowy ORLEN SA	17,032	250

Total Poland		250

PORTUGAL 0.3%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	7,450	161

UTILITIES 0.2%

EDP - Energias de Portugal SA	72,885	363

Total Portugal		524

SOUTH AFRICA 1.0%

COMMUNICATION SERVICES 0.3%

MTN Group Ltd.	45,276	338

Vodacom Group Ltd.	17,155	124

		462

ENERGY 0.1%

Exxaro Resources Ltd.	8,717	112

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%

Absa Group Ltd.	22,256	$253

FirstRand Ltd.	134,787	489

		742

MATERIALS 0.2%

Anglo American Platinum Ltd.	1,236	103

Impala Platinum Holdings Ltd.	22,712	286

		389

Total South Africa		1,705

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.2%

Kia Corp.	6,993	329

CONSUMER STAPLES 0.1%

KT&G Corp.	2,889	209

FINANCIALS 0.1%

Samsung Fire & Marine Insurance Co. Ltd.	817	129

Total South Korea		667

SPAIN 1.3%

CONSUMER DISCRETIONARY 0.2%

Industria de Diseno Textil SA	13,350	355

FINANCIALS 0.6%

Banco Bilbao Vizcaya Argentaria SA	161,757	974

UTILITIES 0.5%

Enagas SA	6,496	108

Endesa SA	8,172	154

Iberdrola SA	29,975	350

Red Electrica Corp. SA	10,695	186

		798

Total Spain		2,127

	SHARES	MARKET VALUE (000S)
SWEDEN 0.1%

COMMUNICATION SERVICES 0.1%

Tele2 AB ‘B’	15,203	$124

Total Sweden		124

SWITZERLAND 3.6%

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	1,871	172

CONSUMER STAPLES 0.2%

Coca-Cola HBC AG	5,381	127

Nestle SA	2,004	232

		359

HEALTH CARE 3.0%

Novartis AG	26,291	2,379

Roche Holding AG	8,153	2,614

		4,993

INDUSTRIALS 0.2%

Kuehne & Nagel International AG	1,436	334

INFORMATION TECHNOLOGY 0.1%

STMicroelectronics NV	3,060	109

Total Switzerland		5,967

TAIWAN 0.9%

INFORMATION TECHNOLOGY 0.9%

Largan Precision Co. Ltd.	2,000	132

Lite-On Technology Corp.	55,000	114

MediaTek, Inc.	29,000	587

Realtek Semiconductor Corp.	12,000	109

Unimicron Technology Corp.	33,000	128

United Microelectronics Corp.	316,000	415

		1,485

Total Taiwan		1,485

26	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	SHARES	MARKET VALUE (000S)
TURKEY 0.1%

CONSUMER STAPLES 0.1%

BIM Birlesik Magazalar AS	17,876	$131

Total Turkey		131

UNITED KINGDOM 3.1%

CONSUMER STAPLES 0.6%

British American Tobacco PLC	11,413	451

Imperial Brands PLC	24,109	601

		1,052

ENERGY 0.0%

Noble Corp. PLC (d)	1,297	49

FINANCIALS 0.2%

3i Group PLC	25,508	411

HEALTH CARE 0.5%

GSK PLC	43,015	743

INDUSTRIALS 0.5%

BAE Systems PLC	77,320	799

MATERIALS 1.3%

Anglo American PLC	10,033	393

Rio Tinto PLC	24,935	1,755

		2,148

Total United Kingdom		5,202

UNITED STATES 23.3%

COMMUNICATION SERVICES 0.4%

AT&T, Inc.	34,514	636

Clear Channel Outdoor Holdings, Inc. (d)	29,821	31

iHeartMedia, Inc. ‘A’ (d)	6,979	43

iHeartMedia, Inc. ‘B’ «(d)	5,486	30

		740

CONSUMER DISCRETIONARY 0.9%

Darden Restaurants, Inc.	3,264	451

Genuine Parts Co.	763	132

LKQ Corp.	6,942	371

	SHARES	MARKET VALUE (000S)

McDonald’s Corp.	1,722	$454

		1,408

CONSUMER STAPLES 4.5%

Altria Group, Inc.	47,896	2,190

Coca-Cola Co.	6,086	387

Kimberly-Clark Corp.	1,069	145

Kroger Co.	3,606	161

PepsiCo, Inc.	1,027	186

Philip Morris International, Inc.	24,614	2,491

Procter & Gamble Co.	11,199	1,697

Tyson Foods, Inc. ‘A’	3,024	188

		7,445

ENERGY 2.2%

Chevron Corp.	1,569	281

Exxon Mobil Corp.	12,374	1,365

Marathon Oil Corp.	6,451	175

Marathon Petroleum Corp.	13,279	1,545

Valero Energy Corp.	2,568	326

		3,692

FINANCIALS 4.1%

Aflac, Inc.	15,987	1,150

American International Group, Inc.	20,250	1,281

Ameriprise Financial, Inc.	2,637	821

Fifth Third Bancorp	4,470	147

Hartford Financial Services Group, Inc.	8,605	652

KeyCorp	24,607	429

MetLife, Inc.	3,992	289

Principal Financial Group, Inc.	6,637	557

Regions Financial Corp.	24,784	534

Synchrony Financial	12,829	422

U.S. Bancorp	11,610	506

		6,788

HEALTH CARE 5.6%

AbbVie, Inc.	4,333	700

Amgen, Inc.	768	202

CVS Health Corp.	3,958	369

Elevance Health, Inc.	230	118

Johnson & Johnson	16,605	2,933

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)

Merck & Co., Inc.		21,824	$2,421

Pfizer, Inc.		49,719	2,548

			9,291

INDUSTRIALS 2.5%

General Dynamics Corp.		6,172	1,531

Lockheed Martin Corp.		4,290	2,087

Neiman Marcus Group Ltd. LLC «(d)(k)		1,124	198

Textron, Inc.		5,633	399

Westmoreland Mining Holdings «(d)(k)		53	0

			4,215

INFORMATION TECHNOLOGY 2.6%

Apple, Inc.		5,487	713

Broadcom, Inc.		2,329	1,302

Cisco Systems, Inc.		42,446	2,022

Microsoft Corp.		462	111

NetApp, Inc.		1,623	98

			4,246

MATERIALS 0.4%

CF Industries Holdings, Inc.		1,127	96

Dow, Inc.		5,206	262

LyondellBasell Industries NV ‘A’		3,256	271

			629

UTILITIES 0.1%

NRG Energy, Inc.		6,239	198

Total United States			38,652

Total Common Stocks (Cost $73,438)			76,404

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.4%

AUSTRIA 0.4%

BANKING & FINANCE 0.4%

Erste Group Bank AG
6.500% due 04/15/2024 •(i)(j)	EUR	600	628

Total Austria			628

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.2%

INDUSTRIALS 0.2%

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$1	$1

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		300	242

			243

Total Bermuda			243

BRAZIL 0.0%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(i)		46	0

Total Brazil			0

CAYMAN ISLANDS 0.2%

BANKING & FINANCE 0.0%

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		21	21
5.500% due 02/15/2024		3	3

			24

INDUSTRIALS 0.2%

MGM China Holdings Ltd.
4.750% due 02/01/2027		253	224

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		5	6

			230

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		103	57

Total Cayman Islands			311

HONG KONG 0.1%

BANKING & FINANCE 0.1%

Huarong Finance Co. Ltd.
3.875% due 11/13/2029		265	210

Total Hong Kong			210

IRELAND 0.1%

INDUSTRIALS 0.1%

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	300	196

Total Ireland			196

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	$374

Total Italy			374

JAPAN 0.4%

INDUSTRIALS 0.4%

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		868	738

Total Japan			738

LUXEMBOURG 0.1%

INDUSTRIALS 0.1%

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		208	186

Total Luxembourg			186

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	25

Total Peru			25

SWITZERLAND 0.2%

BANKING & FINANCE 0.2%

Credit Suisse Group AG
7.500% due 12/11/2023 •(i)(j)		$365	320

Total Switzerland			320

UNITED KINGDOM 0.2%

INDUSTRIALS 0.2%

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	86

Marston’s Issuer PLC
5.549% (SONIO/N + 2.669%) due 07/16/2035 ~	GBP	200	180

Mitchells & Butlers Finance PLC
3.972% (SONIO/N + 0.569%) due 12/15/2030 ~		84	92

			358

Total United Kingdom			358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 4.0%

BANKING & FINANCE 0.2%

EPR Properties
4.750% due 12/15/2026	$2	$2
4.950% due 04/15/2028	2	2

GLP Capital LP
5.250% due 06/01/2025	3	3
5.300% due 01/15/2029	19	18

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	8	7

VICI Properties LP
4.625% due 06/15/2025	237	227

		259

INDUSTRIALS 2.5%

American Airlines Pass-Through Trust
3.350% due 04/15/2031	8	7
2.875% due 01/11/2036	482	389

Boeing Co.
6.125% due 02/15/2033	400	408

Carvana Co.
5.500% due 04/15/2027	230	91
10.250% due 05/01/2030	200	94

Community Health Systems, Inc.
8.000% due 03/15/2026	184	168

CVS Pass-Through Trust
8.353% due 07/10/2031	383	419

DISH DBS Corp.
5.250% due 12/01/2026	490	414

Energy Transfer LP
4.950% due 05/15/2028	4	4

Exela Intermediate LLC
11.500% due 07/15/2026	12	2

Hyatt Hotels Corp.
4.850% due 03/15/2026	900	886

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	1,208	1,023

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	230	186

Topaz Solar Farms LLC
5.750% due 09/30/2039	67	64
4.875% due 09/30/2039	9	8

U.S. Renal Care, Inc.
10.625% due 07/15/2027	6	1

Western Midstream Operating LP
5.041% (US0003M + 1.850%) due 01/13/2023 ~	4	4

		4,168

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.3%

Pacific Gas & Electric Co.
3.750% due 08/15/2042		$2	$1
2.950% due 03/01/2026		53	49
3.250% due 06/15/2023		23	23
3.400% due 08/15/2024		35	34
4.000% due 12/01/2046		2	1
3.300% due 03/15/2027		20	18
3.750% due 07/01/2028		110	98
4.950% due 07/01/2050		805	627
4.200% due 03/01/2029		200	179
4.600% due 06/15/2043		210	159
4.750% due 02/15/2044		120	92
3.250% due 06/01/2031		559	456
4.500% due 12/15/2041		2	1
4.250% due 03/15/2046		4	3

Sprint LLC
7.625% due 03/01/2026		7	7
7.125% due 06/15/2024		435	444

			2,192

Total United States			6,619

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(c)		300	15
6.000% due 05/16/2024 ^(c)		20	1
9.750% due 05/17/2035 ^(c)		20	1

			17

Total Venezuela			17

VIRGIN ISLANDS (BRITISH) 0.3%

INDUSTRIALS 0.3%

Studio City Finance Ltd.
5.000% due 01/15/2029		550	407

Total Virgin Islands (British)			407

Total Corporate Bonds & Notes (Cost $13,232)			10,632

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

IRELAND 0.4%

Kinbane DAC
2.744% due 09/25/2062 ~	EUR	645	660

Total Ireland			660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.6%

Eurosail PLC
4.211% due 09/13/2045 •	GBP	316	$368
4.461% due 06/13/2045 ~		331	395
4.461% due 06/13/2045 •		75	89

Grifonas Finance PLC
1.264% due 08/28/2039 ~	EUR	195	190

Total United Kingdom			1,042

UNITED STATES 3.6%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^		$44	36

Banc of America Funding Trust
3.473% due 05/20/2036 ^~		6	5

Banc of America Mortgage Trust
3.619% due 11/20/2046 ^~		3	3
6.000% due 10/25/2036 ^		9	7

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		11	11

Benchmark Mortgage Trust
3.509% due 09/15/2048 ~		865	718

Chase Mortgage Finance Trust
3.601% due 09/25/2036 ^~		20	16

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^		83	50
6.000% due 02/25/2037 ^		50	19
6.250% due 12/25/2036 ^•		20	9

Countrywide Home Loan Mortgage Pass-Through Trust
4.889% due 07/25/2037 ^•		14	4

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		28	18

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		309	92

Credit Suisse Mortgage Capital Certificates
3.176% due 12/29/2037 ~		107	69

DBGS Mortgage Trust
6.968% due 10/15/2036 ~		900	774

First Horizon Alternative Mortgage Securities Trust
4.435% due 06/25/2036 ^~		132	106

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		2	2

JP Morgan Alternative Loan Trust
5.843% due 05/26/2037 ~		41	32

JP Morgan Chase Commercial Mortgage Securities Trust
6.833% due 11/15/2038 •		967	898

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^		81	36

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
6.139% due 01/28/2070 •	$217	$217

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~	9	5

Morgan Stanley Capital Trust
6.268% due 07/15/2035 •	977	940

OBX Trust
5.239% due 04/25/2048 •	31	31

Residential Accredit Loans, Inc. Trust
5.189% due 10/25/2045 ~	45	37
5.500% due 03/25/2037 ^	222	172
6.250% due 03/25/2037 ^	19	14

Structured Adjustable Rate Mortgage Loan Trust
3.658% due 10/25/2036 ^~	1,228	726

Wells Fargo Alternative Loan Trust
3.563% due 07/25/2037 ^~	425	373

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	582	565

Total United States		5,985

Total Non-Agency Mortgage-Backed Securities (Cost $8,564)		7,687

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	15
7.350% due 07/01/2035	5	5

Total Illinois		20

PUERTO RICO 0.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	42	18

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	73

Total Puerto Rico		91

Total Municipal Bonds & Notes (Cost $75)		111

	SHARES
PREFERRED STOCKS 0.5%

BRAZIL 0.4%

INDUSTRIALS 0.1%

Gerdau SA	29,700	163

UTILITIES 0.3%

Petroleo Brasileiro SA	125,800	584

Total Brazil		747

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	$171

Total United Kingdom		171

Total Preferred Stocks (Cost $1,013)		918

REAL ESTATE INVESTMENT TRUSTS 5.2%

UNITED STATES 5.2%

FINANCIALS 0.2%

Annaly Capital Mangaement, Inc.	11,400	240

REAL ESTATE 5.0%

Apartment Income REIT Corp.	13,269	455

Apple Hospitality REIT, Inc.	24,022	379

Boston Properties, Inc.	5,423	367

CBL & Associates Properties, Inc.	39	1

Cousins Properties, Inc.	8,195	207

Digital Realty Trust, Inc.	2,225	223

EPR Properties	5,931	224

Equity Residential	3,868	228

Gaming & Leisure Properties, Inc.	13,005	677

Healthcare Realty Trust, Inc.	20,480	395

Healthpeak Properties, Inc.	15,418	387

Highwoods Properties, Inc.	5,799	162

Hudson Pacific Properties, Inc.	39,047	380

Macerich Co.	16,310	184

National Storage Affiliates Trust	9,460	342

Physicians Realty Trust	16,126	233

Piedmont Office Realty Trust, Inc. ‘A’	17,471	160

Simon Property Group, Inc.	6,465	760

SITE Centers Corp.	29,888	408

Spirit Realty Capital, Inc.	9,875	394

Uniti Group, Inc.	32	0

Ventas, Inc.	3,533	159

VICI Properties, Inc.	34,484	1,118

Weyerhaeuser Co.	3,925	122

WP Carey, Inc.	5,022	392

		8,357

Total Real Estate Investment Trusts (Cost $9,203)		8,597

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		348	$2

Total Rights (Cost $0)			2

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.1%

ARGENTINA 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		299	77
1.000% due 07/09/2029		31	8
1.500% due 07/09/2035 þ		373	89
3.500% due 07/09/2041 þ		196	56
3.875% due 01/09/2038 þ		269	86
15.500% due 10/17/2026	ARS	1,226	1

Autonomous City of Buenos Aires
72.479% (BADLARPP + 3.250%) due 03/29/2024 ~		3,481	11

Provincia de Buenos Aires
72.913% due 04/12/2025		389	1

Total Argentina			329

JAPAN 0.2%

Japan Government International Bond
0.100% due 03/01/2023	JPY	37,000	282

Total Japan			282

PERU 0.1%

Peru Government International Bond
5.940% due 02/12/2029	PEN	95	23
6.150% due 08/12/2032		10	2
6.350% due 08/12/2028		233	59
6.900% due 08/12/2037		5	1
6.950% due 08/12/2031		5	1
8.200% due 08/12/2026		189	52

Total Peru			138

SOUTH AFRICA 0.4%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	10,200	635

Total South Africa			635

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.2%

Turkey Government International Bond
4.250% due 03/13/2025		$200	$187
5.250% due 03/13/2030		200	162

Total Turkey			349

UNITED KINGDOM 0.0%

United Kingdom Gilt
1.250% due 07/31/2051	GBP	20	13
1.500% due 07/22/2047		10	7
1.750% due 01/22/2049		20	16
3.250% due 01/22/2044		20	22
3.500% due 01/22/2045		20	22

Total United Kingdom			80

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		$2	0
7.650% due 04/21/2025 ^(c)		3	0
9.250% due 09/15/2027 ^(c)		44	4

Total Venezuela			4

Total Sovereign Issues (Cost $2,336)			1,817

U.S. GOVERNMENT AGENCIES 16.5%

UNITED STATES 16.5%

Ginnie Mae, TBA
3.500% due 02/01/2053		100	92
4.500% due 01/01/2053		300	291

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		53	48
3.500% due 02/01/2050		32	29

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2051		100	85
3.000% due 02/01/2053		5,400	4,744
3.500% due 02/01/2053		4,100	3,728
4.000% due 01/01/2053 - 03/01/2053		9,000	8,446
4.500% due 02/01/2053		4,200	4,043
5.000% due 01/01/2053 - 02/01/2053		1,300	1,281
5.500% due 02/01/2053		1,000	1,002
6.000% due 01/01/2053 - 02/01/2053		3,600	3,651

Total U.S. Government Agencies (Cost $27,707)			27,440

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 11.7%

UNITED STATES 11.7%

U.S. Treasury Bonds
2.875% due 11/15/2046	$600	$481
3.000% due 02/15/2049	1,133	934

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024	979	947
0.125% due 10/15/2024	790	761
0.125% due 07/15/2030	325	292
0.125% due 07/15/2031	2,368	2,094
0.125% due 02/15/2051	343	222
0.250% due 07/15/2029 (n)	836	766
0.375% due 07/15/2023	1,165	1,152
0.375% due 01/15/2027	39	37
0.375% due 07/15/2027	12	11
0.500% due 04/15/2024	957	931
0.625% due 01/15/2024	971	950
0.625% due 07/15/2032	615	564
0.750% due 07/15/2028	249	238
0.875% due 01/15/2029	410	390
1.000% due 02/15/2048	121	102
1.000% due 02/15/2049	118	99

U.S. Treasury Notes
0.125% due 04/30/2023 (n)	4,000	3,945
2.375% due 03/31/2029 (p)	2,800	2,546
2.750% due 08/15/2032	1,100	1,002
2.875% due 05/15/2032	100	92
4.000% due 10/31/2029 (p)	800	801

Total U.S. Treasury Obligations (Cost $20,877)		19,357

	SHARES
WARRANTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	132	0

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	296	2

		2

Total Luxembourg		2

UNITED STATES 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	40	1

Total United States		1

Total Warrants (Cost $53)		3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (l) 0.9%

			$1,525

ARGENTINA TREASURY BILLS 0.0%
20.541% due 05/19/2023 (f)(g)(h)	ARS	12,723	39

JAPAN TREASURY BILLS 2.3%
(0.150)% due 01/06/2023 - 03/20/2023 (e)(f)	JPY	493,000	3,757

Total Short-Term Instruments (Cost $5,110)			5,321

Total Investments in Securities (Cost $177,784)			173,352

		SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%

PIMCO Short-Term Floating NAV Portfolio III		1,540,229	14,965

Total Short-Term Instruments (Cost $14,956)			14,965

Total Investments in Affiliates (Cost $14,956)			14,965

Total Investments 113.4% (Cost $192,740)			$188,317

Financial Derivative Instruments (m)(o) (0.2)% (Cost or Premiums, net $(1,413))			(312)

Other Assets and Liabilities, net (13.2)%			(21,976)

Net Assets 100.0%			$166,029

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat SA	06/19/2017 - 02/23/2022	$208	$69	0.04%
Neiman Marcus Group Ltd. LLC	09/25/2020	36	198	0.12
Westmoreland Mining Holdings	03/26/2019	0	0	0.00

		$244	$267	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,525	U.S. Treasury Bills 0.000% due 06/29/2023	$(1,556)	$1,525	$1,525

Total Repurchase Agreements						$(1,556)	$1,525	$1,525

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

SHORT SALES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
United States (0.2)%
Uniform Mortgage-Backed Security, TBA	3.500%	02/25/2049	$300	$(273)	$(273)
Uniform Mortgage-Backed Security, TBA	4.000	01/12/2053	800	(755)	(750)

Total Short Sales (0.2)%				$(1,028)	$(1,023)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,525	$0	$0	$1,525	$(1,556)	$(31)

Total Borrowings and Other Financing Transactions	$1,525	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	2	$5	$(2)	$(6)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2	5	(2)	0

Total Written Options					$(4)	$(6)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2023	1	$205	$0	$0	$0
U.S. Treasury 5-Year Note March Futures	03/2023	13	1,403	(1)	0	(1)
U.S. Treasury 10-Year Note March Futures	03/2023	190	21,336	(114)	0	(27)

				$(115)	$0	$(28)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$(1,193)	$23	$1	$0
3-Month SOFR Active Contract December Futures	03/2025	1	(242)	3	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(242)	3	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(481)	7	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(484)	5	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	3	(719)	12	0	0
3-Month SOFR Active Contract March Futures	06/2025	1	(242)	3	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(242)	3	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(483)	6	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(242)	3	0	0
Australia Government 10-Year Bond March Futures	03/2023	18	(1,418)	79	3	(1)
U.S. Treasury Long-Term Bond March Futures	03/2023	9	(1,128)	(1)	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2023	4	(537)	0	2	0
U.S. Ultra Treasury Note March Futures	03/2023	24	(2,839)	4	2	0

				$150	$9	$(2)

Total Futures Contracts				$35	$9	$(30)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	1.022%		$1,000	$16	$(16)	$0	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.709		100	0	0	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.847		200	2	(2)	0	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.109		500	(1)	(1)	(2)	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2027	3.542		200	24	(13)	11	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.923		600	52	(13)	39	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.801		300	1	1	2	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767	EUR	100	(10)	5	(5)	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	3.161		200	(9)	(7)	(16)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		100	(8)	(2)	(10)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.979		$500	11	(10)	1	0	0

							$78	$(58)	$20	$0	$(1)

36	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026		$736	$(29)	$1	$(28)	$0	$0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		400	(33)	10	(23)	0	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		990	(23)	45	22	0	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		9,000	(301)	371	70	0	(1)
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		2,400	(1)	21	20	0	0
iTraxx Asia Ex-Japan 38 5-Year Index	1.000	Quarterly	12/20/2027		100	(4)	3	(1)	0	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	EUR	600	(3)	7	4	1	0

						$(394)	$458	$64	$1	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2033	GBP	1,200	$230	$(26)	$204	$1	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		100	30	2	32	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	30,000	0	(3)	(3)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		210,000	4	62	66	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	03/15/2029		641,000	46	178	224	13	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		150,000	2	45	47	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		90,000	26	59	85	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		10,000	0	7	7	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$3,200	0	48	48	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,600	0	24	24	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		1,200	15	29	44	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	24	24	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		200	0	(15)	(15)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		200	8	17	25	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027		200	(1)	(7)	(8)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		320	0	19	19	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027		900	(7)	(29)	(36)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.955	Annual	10/04/2027		200	(1)	(6)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		200	14	2	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		310	18	32	50	1	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	06/15/2029		$220	$(9)	$(26)	$(35)	$0	$(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		282	16	16	32	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		1,130	101	12	113	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		400	(2)	(54)	(56)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		200	(1)	(26)	(27)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		340	(32)	(33)	(65)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		399	34	25	59	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		280	(23)	(18)	(41)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		1,670	204	14	218	5	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL	800	8	(11)	(3)	0	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	6	(8)	(2)	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	2	(3)	(1)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		5,200	(1)	(49)	(50)	0	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		300	0	0	0	0	0
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		500	0	0	0	0	0
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		400	0	0	0	0	0
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		900	0	0	0	0	0
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		100	0	0	0	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		500	0	0	0	0	0
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		1,200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		900	0	0	0	0	0
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		1,600	0	0	0	0	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		$10,300	(57)	(324)	(381)	0	(6)
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024		200	0	(9)	(9)	0	0
Pay(5)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		400	(1)	(12)	(13)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(293)	426	133	4	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		100	0	11	11	0	0
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		100	0	11	11	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,000	15	106	121	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(345)	438	93	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		100	(2)	13	11	0	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(8)	17	9	0	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027		100	0	(10)	(10)	0	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		200	0	(19)	(19)	0	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		100	0	(10)	(10)	0	0
Pay	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027		100	0	(10)	(10)	0	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		500	0	53	53	1	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		2,400	(8)	(225)	(233)	0	(3)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		200	(1)	(18)	(19)	0	0

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.450%	Semi-Annual	02/17/2027		$1,200	$0	$121	$121	$2	$0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		4,900	(18)	(427)	(445)	0	(7)
Pay	3-Month USD-LIBOR	1.280	Semi-Annual	03/24/2028		400	(1)	(49)	(50)	0	(1)
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		100	0	14	14	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,610	(91)	(186)	(277)	0	(3)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	(643)	1,064	421	9	0
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028		100	0	(14)	(14)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		422	11	(66)	(55)	0	(1)
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028		100	0	14	14	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		55	0	7	7	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		200	(1)	(23)	(24)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	(12)	24	12	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	(15)	44	29	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(30)	70	40	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(25)	48	23	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	(13)	25	12	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		2,400	(130)	542	412	6	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	24	25	0	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		663	(60)	(90)	(150)	0	(2)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,600	213	373	586	5	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		100	0	18	18	0	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		100	0	18	18	0	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031		100	0	18	18	0	0
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031		100	(1)	19	18	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031		100	0	(18)	(18)	0	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031		100	0	(18)	(18)	0	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031		100	0	(18)	(18)	0	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032		100	0	(16)	(16)	0	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		200	(1)	(27)	(28)	0	(1)
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(23)	52	29	1	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(23)	53	30	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		900	(292)	501	209	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(26)	53	27	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(16)	50	34	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(97)	256	159	2	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(48)	150	102	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(196)	332	136	3	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		400	41	124	165	2	0
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		100	(1)	(36)	(37)	0	(1)
Pay	3-Month USD-LIBOR	1.590	Semi-Annual	02/09/2051		900	(7)	(308)	(315)	0	(4)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		100	(1)	33	32	1	0
Receive	3-Month ZAR-JIBAR	7.710	Quarterly	11/23/2025	ZAR	100	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		200	0	(1)	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	(644)	(161)	2	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	12	3	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	800	(2)	189	187	3	0
Pay	6-Month EUR-EURIBOR	2.000	Annual	09/21/2032		680	8	(79)	(71)	0	(4)
Receive(5)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		1,000	104	30	134	5	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,300	4	38	42	2	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023	MXN	200	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	8	(8)	0	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	5	(5)	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	22	(23)	(1)	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	13	(14)	(1)	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	13	(14)	(1)	0	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		8,800	0	11	11	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		3,700	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		3,600	0	4	4	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	9	(28)	(19)	0	(1)
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	35	(103)	(68)	0	(2)
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	97	(220)	(123)	0	(4)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		1,500	0	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.984%	Lunar	12/10/2027		$2,900	$(22)	$27	$5	$0	$0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(86)	105	19	2	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	(8)	11	3	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	(5)	6	1	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	(15)	18	3	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	(15)	18	3	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		700	3	0	3	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		2,900	12	(1)	11	1	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		700	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		1,700	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	1	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	1	(2)	(1)	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	(9)	12	3	0	0
Receive	UKRPI	4.000	Maturity	09/15/2031	GBP	100	0	(14)	(14)	0	(1)
Receive	UKRPI	4.140	Maturity	10/15/2031		100	0	(13)	(13)	0	(1)
Receive	UKRPI	4.250	Maturity	11/15/2031		100	(1)	(10)	(11)	0	(1)

							$(869)	$2,782	$1,913	$111	$(51)

Total Swap Agreements							$(1,185)	$3,182	$1,997	$112	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$9	$112	$121	$(6)	$(30)	$(53)	$(89)

(n)

Securities with an aggregate market value of $851 and cash of $2,273 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2023		JPY	1,000	$		7	$0	$0
	01/2023	$		1,013		AUD	1,496	6	0
	01/2023			112		GBP	92	0	(1)
	01/2023			27		KRW	35,246	1	0
	02/2023		JPY	170,000	$		1,214	0	(90)
	02/2023	$		159		NOK	1,582	2	0
	02/2023		ZAR	476	$		26	0	(1)
	03/2023		TWD	1,737			59	2	0
	03/2023	$		113		IDR	1,762,800	1	0
	03/2023		ZAR	2,963	$		168	0	(5)
BPS	01/2023	$		766		KRW	998,727	27	0
	02/2023			37		IDR	577,096	1	0
	02/2023		ZAR	1,509	$		84	0	(5)
	03/2023	$		5		CLP	4,360	0	0
	03/2023			572		MXN	11,538	11	0
BRC	01/2023		CNH	74	$		11	0	0
	01/2023		JPY	10,000			71	0	(5)
	03/2023			64,000			476	0	(16)
CBK	01/2023		AUD	14			9	0	0
	01/2023		CLP	182,991			206	0	(10)
	01/2023		PEN	47			12	0	(1)
	01/2023	$		119		AUD	175	1	0
	01/2023			1,058		BRL	5,552	0	(6)
	01/2023			192		CLP	182,929	24	0
	01/2023			41		EUR	39	0	0
	01/2023			21		PEN	83	1	0
	02/2023		CAD	748	$		548	0	(5)
	02/2023		PEN	185			47	0	(2)
	02/2023	$		206		CLP	183,999	10	0
	02/2023			328		NZD	513	0	(3)
	03/2023		PEN	147	$		37	0	(2)
	03/2023	$		31		CLP	26,866	0	0
	04/2023		PEN	572	$		145	0	(4)
	04/2023	$		135		PEN	539	6	0
DUB	01/2023		JPY	50,000	$		355	0	(27)
GLM	01/2023		BRL	5,552			1,042	0	(10)
	01/2023		CNH	76			11	0	0
	01/2023		ZAR	486			27	0	(1)
	02/2023			62			4	0	0
	03/2023	$		275		MXN	5,649	11	0
	04/2023			1,023		BRL	5,552	10	0
	05/2023			12		PEN	48	1	0
JPM	01/2023		GBP	1,397	$		1,687	0	(2)
	01/2023	$		44		ZAR	773	1	0
	02/2023		TWD	2,159	$		71	1	0
	02/2023	$		63		IDR	996,788	1	0
	03/2023			202			3,155,990	2	0
MBC	01/2023		EUR	2,306	$		2,417	0	(53)
	01/2023	$		91		AUD	135	1	0
	01/2023			942		JPY	127,900	33	0
	01/2023		ZAR	1,073	$		62	0	(1)
	02/2023	$		540		CAD	716	0	(11)
	03/2023		TWD	2,590	$		88	3	0
	03/2023	$		122		IDR	1,915,526	1	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2023		CNH	48	$		7	$0	$0
MYI	01/2023	$		312		AUD	465	4	0
	01/2023			725		JPY	99,277	32	0
	02/2023		TWD	3,992	$		131	0	0
	02/2023		ZAR	2,874			161	0	(7)
	03/2023		TWD	2,327			79	3	0
	03/2023	$		172		IDR	2,698,934	2	0
RBC	01/2023			4		AUD	5	0	0
	02/2023		MXN	7,509	$		379	0	(4)
	02/2023	$		242		NOK	2,412	5	0
	03/2023		MXN	1,793	$		90	0	(2)
	04/2023	$		406		MXN	8,408	18	0
RYL	01/2023		JPY	9,000	$		66	0	(3)
SCX	01/2023	$		21		AUD	31	0	0
	01/2023			46		PEN	175	1	0
	02/2023			67		IDR	1,048,842	1	0
	03/2023			4		PEN	17	0	0
	09/2023		ZAR	1,326	$		75	0	(1)
SSB	03/2023	$		154		CLP	134,842	4	0
UAG	01/2023		ZAR	1,512	$		84	0	(5)
	02/2023	$		98		IDR	1,556,636	2	0
	03/2023		JPY	226,018	$		1,662	0	(74)

Total Forward Foreign Currency Contracts								$230	$(357)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000%	03/15/2023	100	$0	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	200	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	200	(1)	(2)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	100	1	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	100	1	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	300	(1)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.270	01/23/2023	100	1	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.770	01/23/2023	100	1	(1)

42	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	100	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(1)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	100	(1)	(1)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	200	0	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	200	0	(3)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	200	(1)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	11/20/2023	200	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	300	(1)	(5)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	500	(1)	(8)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	300	1	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	300	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	300	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	300	(1)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	01/23/2023	1,600	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.730	01/23/2023	1,600	(3)	(10)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(1)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	100	(1)	(1)

44	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550%	04/03/2023	800	$(1)	$0
Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	800	(1)	(12)
Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	400	(1)	0
Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	400	(1)	(6)
Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	400	1	0
Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	400	(1)	(7)

						$(64)	$(112)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 01/01/2053	$101.891	01/05/2023	100	$(1)	$0
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 01/01/2053	102.250	01/05/2023	100	0	0

					$(1)	$0

Total Written Options					$(65)	$(112)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.588%	$40	$(1)	$1	$0	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.173	300	(5)	4	0	(1)
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.173	200	(3)	2	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.715	100	(9)	2	0	(7)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.336	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.640	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	100	(4)	3	0	(1)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	4.322	100	(11)	5	0	(6)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.051	400	(12)	12	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.480	300	(5)	7	2	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.640%	$100	$(1)	$2	$1	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.191	100	0	(1)	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.305	300	(10)	6	0	(4)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.103	200	(9)	2	0	(7)

							$(72)	$48	$4	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$76	$0	$(9)
MYC	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	5,700	(2)	(69)	0	(71)

						$(87)	$7	$0	$(80)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	970	4.130% (1-Month USD-LIBOR less a specified spread)	Monthly	10/18/2023	$72	$0	$(1)	$0	$(1)
BPS	Receive	iBoxx USD Investment Grade Corporate Bond ETF	667	3.680% (1-Month USD-LIBOR less a specified spread)	Monthly	11/29/2023	49	0	0	0	0
GST	Receive	iBoxx USD Investment Grade Corporate Bond ETF	666	3.930% (1-Month USD-LIBOR less a specified spread)	Monthly	12/13/2023	49	0	0	0	0

								$0	$(1)	$0	$(1)

Total Swap Agreements								$(159)	$54	$4	$(109)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$12	$0	$0	$12	$(97)	$(2)	$(1)	$(100)	$(88)	$134	$46
BPS	39	0	0	39	(5)	(7)	0	(12)	27	0	27
BRC	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
CBK	42	0	0	42	(33)	(1)	(1)	(35)	7	0	7
DUB	0	0	0	0	(27)	(4)	0	(31)	(31)	0	(31)
FAR	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)

46	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
GLM	$22	$0	$0	$22	$(11)	$(59)	$0	$(70)	$(48)	$42	$(6)
GST	0	0	1	1	0	0	(24)	(24)	(23)	0	(23)
HUS	0	0	2	2	0	0	0	0	2	0	2
JPM	5	0	0	5	(2)	0	0	(2)	3	0	3
MBC	38	0	0	38	(65)	0	0	(65)	(27)	0	(27)
MYC	0	0	1	1	0	(1)	(83)	(84)	(83)	0	(83)
MYI	41	0	0	41	(7)	0	0	(7)	34	0	34
NGF	0	0	0	0	0	(33)	0	(33)	(33)	0	(33)
RBC	23	0	0	23	(6)	0	0	(6)	17	0	17
RYL	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	2	0	0	2	(1)	0	0	(1)	1	0	1
SSB	4	0	0	4	0	0	0	0	4	0	4
UAG	2	0	0	2	(79)	0	0	(79)	(77)	0	(77)

Total Over the Counter	$230	$0	$4	$234	$(357)	$(112)	$(109)	$(578)

(p)

Securities with an aggregate market value of $176 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	1	0	0	111	112

	$0	$1	$0	$0	$120	$121

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$230	$0	$230
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$230	$0	$234

	$0	$5	$0	$230	$120	$355

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	30	30
Swap Agreements	0	2	0	0	51	53

	$0	$2	$0	$0	$87	$89

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$357	$0	$357
Written Options	0	0	0	0	112	112
Swap Agreements	0	108	1	0	0	109

	$0	$108	$1	$357	$112	$578

	$0	$110	$1	$357	$199	$667

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(700)	$(700)
Swap Agreements	0	(93)	0	0	1,162	1,069

	$0	$(93)	$0	$0	$462	$369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$344	$0	$344
Written Options	0	4	0	0	59	63
Swap Agreements	0	34	(2)	0	0	32

	$0	$38	$(2)	$344	$59	$439

	$0	$(55)	$(2)	$344	$521	$808

48	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	132	132
Swap Agreements	0	1,103	0	0	(129)	974

	$0	$1,103	$0	$0	$1	$1,104

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(271)	$0	$(271)
Written Options	0	(1)	0	0	117	116
Swap Agreements	0	92	5	0	8	105

	$0	$91	$5	$(271)	$125	$(50)

	$0	$1,194	$5	$(271)	$126	$1,054

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$259	$0	$259
United States	0	12,165	0	12,165
Loan Participations and Assignments
Luxembourg	0	53	0	53
Panama	0	380	0	380
United Kingdom	0	0	360	360
United States	0	1,846	0	1,846
Common Stocks
Australia
Industrials	0	323	0	323
Materials	0	3,614	0	3,614
Belgium
Financials	0	232	0	232
Utilities	0	107	0	107
Brazil
Communication Services	0	96	0	96
Consumer Staples	0	342	0	342
Energy	0	324	0	324
Financials	0	142	0	142
Materials	0	478	0	478
Canada
Consumer Staples	116	0	0	116
Financials	319	0	0	319
China
Communication Services	0	120	0	120
Energy	0	378	0	378
Financials	0	2,046	0	2,046
Industrials	0	215	0	215
Czech Republic
Utilities	151	0	0	151
Denmark
Industrials	0	474	0	474

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Finland
Health Care	$0	$156	$0	$156
France
Consumer Staples	0	118	0	118
Energy	0	443	0	443
Financials	0	650	0	650
Health Care	0	746	0	746
Industrials	0	742	0	742
Greece
Consumer Discretionary	0	116	0	116
Hong Kong
Industrials	0	78	0	78
Real Estate	0	325	0	325
Indonesia
Communication Services	0	279	0	279
Consumer Discretionary	0	195	0	195
Energy	0	104	0	104
Financials	0	132	0	132
Israel
Industrials	37	0	0	37
Italy
Utilities	0	255	0	255
Japan
Communication Services	0	657	0	657
Consumer Staples	0	788	0	788
Health Care	0	777	0	777
Industrials	0	1,478	0	1,478
Materials	0	207	0	207
Utilities	0	361	0	361
Luxembourg
Financials	0	0	69	69
Netherlands
Consumer Staples	0	689	0	689
Financials	0	304	0	304
Materials	0	103	0	103
Norway
Communication Services	0	171	0	171
Materials	0	113	0	113
Poland
Energy	0	250	0	250
Portugal
Consumer Staples	0	161	0	161
Utilities	0	363	0	363
South Africa
Communication Services	124	338	0	462
Energy	0	112	0	112
Financials	0	742	0	742
Materials	0	389	0	389
South Korea
Consumer Discretionary	0	329	0	329
Consumer Staples	0	209	0	209
Financials	0	129	0	129
Spain
Consumer Discretionary	0	355	0	355
Financials	0	974	0	974
Utilities	0	798	0	798
Sweden
Communication Services	0	124	0	124

50	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Switzerland
Consumer Discretionary	$172	$0	$0	$172
Consumer Staples	0	359	0	359
Health Care	0	4,993	0	4,993
Industrials	0	334	0	334
Information Technology	0	109	0	109
Taiwan
Information Technology	0	1,485	0	1,485
Turkey
Consumer Staples	0	131	0	131
United Kingdom
Consumer Staples	0	1,052	0	1,052
Energy	49	0	0	49
Financials	0	411	0	411
Health Care	0	743	0	743
Industrials	0	799	0	799
Materials	0	2,148	0	2,148
United States
Communication Services	710	0	30	740
Consumer Discretionary	1,408	0	0	1,408
Consumer Staples	7,445	0	0	7,445
Energy	3,692	0	0	3,692
Financials	6,788	0	0	6,788
Health Care	9,291	0	0	9,291
Industrials	4,017	0	198	4,215
Information Technology	4,246	0	0	4,246
Materials	629	0	0	629
Utilities	198	0	0	198
Corporate Bonds & Notes
Austria
Banking & Finance	0	628	0	628
Bermuda
Industrials	0	243	0	243
Cayman Islands
Banking & Finance	0	24	0	24
Industrials	0	230	0	230
Utilities	0	57	0	57
Hong Kong
Banking & Finance	0	210	0	210
Ireland
Industrials	0	196	0	196
Italy
Banking & Finance	0	374	0	374
Japan
Industrials	0	738	0	738
Luxembourg
Industrials	0	186	0	186
Peru
Banking & Finance	0	25	0	25
Switzerland
Banking & Finance	0	320	0	320
United Kingdom
Industrials	0	358	0	358
United States
Banking & Finance	0	259	0	259
Industrials	0	4,168	0	4,168
Utilities	0	2,192	0	2,192

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Venezuela
Industrials	$0	$17	$0	$17
Virgin Islands (British)
Industrials	0	407	0	407
Non-Agency Mortgage-Backed Securities
Ireland	0	660	0	660
United Kingdom	0	1,042	0	1,042
United States	0	5,985	0	5,985
Municipal Bonds & Notes
Illinois	0	20	0	20
Puerto Rico	0	91	0	91
Preferred Stocks
Brazil
Industrials	0	163	0	163
Utilities	0	584	0	584
United Kingdom
Banking & Finance	0	171	0	171
Real Estate Investment Trusts
United States
Financials	240	0	0	240
Real Estate	8,357	0	0	8,357
Rights
Luxembourg
Financials	0	0	2	2
Sovereign Issues
Argentina	0	329	0	329
Japan	0	282	0	282
Peru	0	138	0	138
South Africa	0	635	0	635
Turkey	0	349	0	349
United Kingdom	0	80	0	80
Venezuela	0	4	0	4
U.S. Government Agencies
United States	0	27,440	0	27,440
U.S. Treasury Obligations
United States	0	19,357	0	19,357
Warrants
Luxembourg
Financials	0	0	2	2
United States
Information Technology	0	0	1	1
Short-Term Instruments
Repurchase Agreements	0	1,525	0	1,525
Japan Treasury Bills	0	3,757	0	3,757
Argentina Treasury Bills	0	39	0	39

	$47,989	$124,701	$662	$173,352

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,965	$0	$0	$14,965

Total Investments	$62,954	$124,701	$662	$188,317

Short Sales, at Value - Liabilities
U.S. Government Agencies
United States	0	(1,023)	0	(1,023)

	$0	$(1,023)	$0	$(1,023)

52	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$118	$0	$121
Over the counter	0	234	0	234

	$3	$352	$0	$355

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(88)	0	(89)
Over the counter	0	(578)	0	(578)

	$(1)	$(666)	$0	$(667)

Total Financial Derivative Instruments	$2	$(314)	$0	$(312)

Totals	$62,956	$123,364	$662	$186,982

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received

54	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

SEMIANNUAL REPORT	DECEMBER 31, 2022	55

Notes to Financial Statements (Cont.)

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is

56	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

SEMIANNUAL REPORT	DECEMBER 31, 2022	57

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion

58	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

SEMIANNUAL REPORT	DECEMBER 31, 2022	59

Notes to Financial Statements (Cont.)

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

60	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the

62	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$11,603	$23,393	$(20,045)	$(2)	$16	$14,965	$193	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have

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Notes to Financial Statements (Cont.)

varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to,

64	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of December 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The

66	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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Notes to Financial Statements (Cont.)

(b) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial

68	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

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Notes to Financial Statements (Cont.)

paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

70	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

72	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

74	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short- term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s

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Notes to Financial Statements (Cont.)

credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

76	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small- capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over- the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying

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Notes to Financial Statements (Cont.)

and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

78	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

80	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

SEMIANNUAL REPORT	DECEMBER 31, 2022	81

Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.44%	0.25%	0.35%	0.45%*(1)	0.35%	0.35%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2022, the Distributor retained $12,068 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including

82	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit; ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2022, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$14	$14	$13	$41

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	DECEMBER 31, 2022	83

Notes to Financial Statements (Cont.)

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the amount was $5,903.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, there were no waived amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$0	$155	$(18)

† A zero balance may reflect actual amounts rounding to less than one thousand.

84	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$224,658	$206,569	$34,457	$50,283

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2022		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	229	$2,593	705	$8,804

I-2	141	1,583	868	10,873

Class A	869	9,869	1,504	18,602

Class C	239	2,711	375	4,638

Issued as reinvestment of distributions

Institutional Class	57	646	71	892

I-2	51	574	35	436

Class A	410	4,614	272	3,395

Class C	52	590	32	395

SEMIANNUAL REPORT	DECEMBER 31, 2022	85

Notes to Financial Statements (Cont.)

	Six Months Ended 12/31/2022		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(138)	$(1,566)	(2,216)	$(27,101)

I-2	(371)	(4,234)	(887)	(11,108)

Class A	(1,150)	(12,943)	(1,892)	(23,450)

Class C	(249)	(2,817)	(564)	(7,015)

Net increase (decrease) resulting from Fund share transactions	140	$1,620	(1,697)	$(20,639)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

86	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$63,808	$22,390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dividend and Income Fund	$190,731	$16,196	$(17,951)	$(1,755)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2022	87

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

88	PIMCO EQUITY SERIES

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1118	$0.0000	$0.0000	$0.1118

December 2022	$0.4359	$0.0000	$0.0000	$0.4359

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1096	$0.0000	$0.0000	$0.1096

December 2022	$0.4312	$0.0000	$0.0000	$0.4312

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1051	$0.0000	$0.0000	$0.1051

December 2022	$0.4225	$0.0000	$0.0000	$0.4225

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0906	$0.0000	$0.0000	$0.0906

December 2022	$0.3968	$0.0000	$0.0000	$0.3968

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2022	89

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2023.

At a meeting held on November 15-16, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “New Fund Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “New Fund Supervision and Administration Agreement” and together with the New Fund Investment Advisory Contract, the “New Fund Agreements”) between the Trust, on behalf of PIMCO REALPATH® Blend 2065 Fund ( the “New Fund”) and PIMCO for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as

90	PIMCO EQUITY SERIES

(Unaudited)

applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

In considering whether to approve the New Fund Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to the New Fund’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the New Fund. In addition, the Board reviewed materials provided by Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Fund Agreements. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Fund.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

In connection with the approval of the New Fund Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Fund Agreements at the November 15-16, 2022 meeting with respect to the New Fund.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given

SEMIANNUAL REPORT	DECEMBER 31, 2022	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Fund Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and approve the New Fund Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration

92	PIMCO EQUITY SERIES

(Unaudited)

Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

With respect to the New Fund, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Fund under the New Fund Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, the Trustees did not receive or consider investment performance information for the New Fund.

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board discussed these and other performance-related developments. The Board considered that, according to the Broadridge Report,

SEMIANNUAL REPORT	DECEMBER 31, 2022	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods. The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity

94	PIMCO EQUITY SERIES

(Unaudited)

management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2022	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund are reasonable.

With respect to the New Fund, PIMCO reported to the Board that, in considering fees for the New Fund, it analyzed a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Fund Agreements were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision,

96	PIMCO EQUITY SERIES

(Unaudited)

governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and the New Fund’s cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and the New Fund and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO

SEMIANNUAL REPORT	DECEMBER 31, 2022	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to the New Fund by PIMCO supported the approval of the New Fund Agreements. The Independent Trustees and the Board as a whole concluded that the New Fund Agreements were fair and reasonable to the New Fund and its shareholders and that the approval of the New Fund Agreements was in the best interest of the New Fund and its shareholders.

98	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES4001SAR_123122

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2022

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend 2065 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		27

Financial Highlights		30

Statements of Assets and Liabilities		38

Statements of Operations		42

Statements of Changes in Net Assets		44

Notes to Financial Statements		76

Glossary		99

Distribution Information		100

Approval of Investment Advisory Contract and Other Agreements		103

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	46

PIMCO REALPATH® Blend 2030 Fund	10	50

PIMCO REALPATH® Blend 2035 Fund	12	54

PIMCO REALPATH® Blend 2040 Fund	14	57

PIMCO REALPATH® Blend 2045 Fund	16	60

PIMCO REALPATH® Blend 2050 Fund	18	63

PIMCO REALPATH® Blend 2055 Fund	20	66

PIMCO REALPATH® Blend 2060 Fund	22	69

PIMCO REALPATH® Blend 2065 Fund	24	71

PIMCO REALPATH® Blend Income Fund	25	72

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned

2	PIMCO EQUITY SERIES

2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, PIMCO REALPATH® Blend 2065 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

4	PIMCO EQUITY SERIES

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries, has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The

United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	N/A	Diversified
PIMCO REALPATH® Blend 2065 Fund	12/30/22	12/30/22	12/30/22	12/30/22	N/A	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the

Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	PIMCO EQUITY SERIES

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	(0.23)%	(16.84)%	3.62%	4.79%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	(0.35)%	(17.08)%	3.37%	4.52%
PIMCO REALPATH® Blend 2025 Fund Class A	(0.57)%	(17.24)%	3.11%	4.28%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(6.00)%	(21.79)%	1.94%	3.54%
S&P Target Date 2025 Index±	1.48%	(13.13)%	3.75%	5.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares, and 0.77% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	23.3%
Vanguard Developed Markets Index Fund ‘Institutional’	16.6%
PIMCO Income Fund	13.3%
PIMCO Total Return Fund	11.0%
PIMCO Long-Term U.S. Government Fund	6.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	5.9%
PIMCO Long-Term Real Return Fund	5.6%
PIMCO Emerging Markets Local Currency and Bond Fund	5.1%
PIMCO Real Return Fund	3.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to high yield bonds contributed to absolute performance, as high yield bonds posted positive returns.

»	Exposure to long-term U.S. Treasury bonds detracted from absolute performance, as long-term U.S. Treasury bonds posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	0.14%	(17.48)%	3.91%	5.24%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	0.10%	(17.65)%	3.68%	4.99%
PIMCO REALPATH® Blend 2030 Fund Class A	0.00%	(17.81)%	3.42%	4.74%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(5.52)%	(22.35)%	2.25%	4.01%
S&P Target Date 2030 Index±	1.93%	(13.96)%	4.17%	5.54%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.26% for the Institutional Class shares, 0.51% for the Administrative Class shares, and 0.71% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	31.0%
Vanguard Developed Markets Index Fund ‘Institutional’	19.2%
PIMCO Income Fund	8.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.3%
PIMCO Long-Term U.S. Government Fund	7.2%
PIMCO Total Return Fund	6.3%
PIMCO Long-Term Real Return Fund	5.3%
PIMCO Emerging Markets Local Currency and Bond Fund	4.5%
Vanguard Small-Cap Index Fund ‘Institutional’	2.6%
PIMCO Real Return Fund	2.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasury bonds detracted from absolute performance, as long-term U.S. Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	1.19%	(17.07)%	4.42%	5.67%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	1.07%	(17.31)%	4.15%	5.40%
PIMCO REALPATH® Blend 2035 Fund Class A	1.05%	(17.42)%	3.91%	5.16%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(4.49)%	(21.96)%	2.74%	4.42%
S&P Target Date 2035 Index±	2.36%	(14.99)%	4.63%	6.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) was 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.68% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	35.3%
Vanguard Developed Markets Index Fund ‘Institutional’	21.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.9%
PIMCO Long-Term U.S. Government Fund	5.6%
PIMCO Income Fund	5.6%
PIMCO Total Return Fund	4.3%
PIMCO Emerging Markets Local Currency and Bond Fund	3.9%
PIMCO Long-Term Real Return Fund	3.8%
Vanguard Small-Cap Index Fund ‘Institutional’	3.3%
PIMCO Real Return Fund	1.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasury bonds detracted from absolute performance, as long-term U.S. Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	1.56%	(17.16)%	4.77%	6.00%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	1.44%	(17.32)%	4.50%	5.74%
PIMCO REALPATH® Blend 2040 Fund Class A	1.36%	(17.49)%	4.26%	5.48%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(4.24)%	(22.03)%	3.09%	4.74%
S&P Target Date 2040 Index±	2.80%	(15.56)%	4.97%	6.44%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.20% for the Institutional Class shares, 0.45% for the Administrative Class shares, and 0.65% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	39.1%
Vanguard Developed Markets Index Fund ‘Institutional’	25.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
PIMCO Long-Term U.S. Government Fund	3.9%
Vanguard Small-Cap Index Fund ‘Institutional’	3.8%
PIMCO Income Fund	3.7%
PIMCO Emerging Markets Local Currency and Bond Fund	3.4%
PIMCO Total Return Fund	3.0%
PIMCO Long-Term Real Return Fund	2.6%
PIMCO Real Return Fund	1.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasury bonds detracted from absolute performance, as long-term U.S. Treasury bonds posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	1.75%	(17.29)%	5.02%	6.17%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	1.63%	(17.46)%	4.77%	5.90%
PIMCO REALPATH® Blend 2045 Fund Class A	1.54%	(17.63)%	4.52%	5.64%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(4.08)%	(22.14)%	3.34%	4.90%
S&P Target Date 2045 Index±	3.18%	(15.84)%	5.16%	6.67%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.16% for the Institutional Class shares, 0.41% for the Administrative Class shares, and 0.61% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	41.6%
Vanguard Developed Markets Index Fund ‘Institutional’	28.8%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.4%
Vanguard Small-Cap Index Fund ‘Institutional’	4.1%
PIMCO Long-Term U.S. Government Fund	2.8%
PIMCO Emerging Markets Local Currency and Bond Fund	2.5%
PIMCO Income Fund	2.0%
PIMCO Long-Term Real Return Fund	1.9%
PIMCO Total Return Fund	1.9%
PIMCO Real Return Fund	0.7%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasury bonds detracted from absolute performance, as long-term U.S. Treasury bonds posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	1.99%	(17.29)%	5.16%	6.32%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	1.88%	(17.46)%	4.91%	6.04%
PIMCO REALPATH® Blend 2050 Fund Class A	1.88%	(17.62)%	4.65%	5.80%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(3.74)%	(22.15)%	3.47%	5.05%
S&P Target Date 2050 Index±	3.33%	(15.97)%	5.26%	6.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	43.3%
Vanguard Developed Markets Index Fund ‘Institutional’	31.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.4%
Vanguard Small-Cap Index Fund ‘Institutional’	4.3%
PIMCO Long-Term U.S. Government Fund	1.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.6%
PIMCO Long-Term Real Return Fund	1.3%
PIMCO Income Fund	1.2%
PIMCO Total Return Fund	1.2%
PIMCO Real Return Fund	0.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

»	Exposure to long-term Treasury bonds detracted from absolute performance, as long-term Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	2.26%	(17.12)%	5.17%	6.29%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	2.14%	(17.36)%	4.90%	6.03%
PIMCO REALPATH® Blend 2055 Fund Class A	1.98%	(17.53)%	4.64%	5.74%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(3.66)%	(22.06)%	3.46%	5.00%
S&P Target Date 2055 Index±	3.43%	(15.97)%	5.31%	6.90%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.13% for the Institutional Class shares, 0.38% for the Administrative Class shares, and 0.58% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	43.9%
Vanguard Developed Markets Index Fund ‘Institutional’	31.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
Vanguard Small-Cap Index Fund ‘Institutional’	4.5%
PIMCO Long-Term U.S. Government Fund	1.5%
PIMCO Emerging Markets Local Currency and Bond Fund	1.4%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Income Fund	0.9%
PIMCO Total Return Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

»	Exposure to long-term Treasury bonds detracted from absolute performance, as long-term Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	2.20%	(16.82)%	3.85%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	2.10%	(17.04)%	3.59%
PIMCO REALPATH® Blend 2060 Fund Class A	1.90%	(17.23)%	3.36%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	(3.72)%	(21.78)%	1.43%
S&P Target Date 2060+ Index±	3.41%	(16.01)%	4.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	44.7%
Vanguard Developed Markets Index Fund ‘Admiral’	32.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.5%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO Long-Term U.S. Government Fund	1.5%
PIMCO Emerging Markets Local Currency and Bond Fund	1.4%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Income Fund	0.9%
PIMCO Total Return Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

»	Exposure to long-term Treasury bonds detracted from absolute performance, as long-term Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

PIMCO REALPATH® Blend 2065 Fund

Institutional Class - PBLIX
Administrative Class - PBLMX
Class A - PBLLX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	46.4%
Vanguard Developed Markets Index Fund ‘Admiral’	33.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.9%
Vanguard Small-Cap Index Fund ‘Admiral’	4.7%
PIMCO Long-Term U.S. Government Fund	1.6%
PIMCO Emerging Markets Local Currency and Bond Fund	1.4%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Total Return Fund	0.9%
PIMCO Income Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2065 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

24	PIMCO EQUITY SERIES

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	(0.44)%	(16.10)%	3.07%	4.20%
PIMCO REALPATH® Blend Income Fund Administrative Class	(0.57)%	(16.38)%	2.83%	3.95%
PIMCO REALPATH® Blend Income Fund Class A	(0.68)%	(16.49)%	2.59%	3.70%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(6.10)%	(21.11)%	1.44%	2.97%
S&P Target Date Retirement Income Index±	0.35%	(11.17)%	2.33%	3.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.36% for the Institutional Class shares, 0.61% for the Administrative Class shares, and 0.81% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of December 31, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	19.7%
PIMCO Income Fund	16.0%
Vanguard Developed Markets Index Fund ‘Institutional’	15.8%
PIMCO Total Return Fund	13.5%
PIMCO Long-Term U.S. Government Fund	5.6%
PIMCO Long-Term Real Return Fund	5.5%
PIMCO Emerging Markets Local Currency and Bond Fund	5.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	5.2%
PIMCO Real Return Fund	3.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	3.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to high yield bonds contributed to absolute performance, as high yield bonds posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to long-term Treasury bonds detracted from absolute performance, as long-term Treasury bonds posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) securities detracted from absolute performance, as REITs posted negative returns.

26	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$997.70	$0.20	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	996.50	1.48	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	994.30	2.49	1,000.00	1,022.98	2.53	0.49

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,001.40	$0.20	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,001.00	1.48	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,000.00	2.50	1,000.00	1,022.98	2.53	0.49

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,011.90	$0.26	$1,000.00	$1,025.22	$0.26	0.05%
Administrative Class	1,000.00	1,010.70	1.54	1,000.00	1,023.95	1.55	0.30
Class A	1,000.00	1,010.50	2.56	1,000.00	1,022.93	2.58	0.50

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,015.60	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,014.40	1.59	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,013.60	2.62	1,000.00	1,022.88	2.63	0.51

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,017.50	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,016.30	1.59	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,015.40	2.62	1,000.00	1,022.88	2.63	0.51

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,019.90	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,018.80	1.59	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,018.80	2.62	1,000.00	1,022.88	2.63	0.51

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,022.60	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,021.40	1.60	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,019.80	2.62	1,000.00	1,022.88	2.63	0.51

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,022.00	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,021.00	1.60	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,019.00	2.62	1,000.00	1,022.88	2.63	0.51

PIMCO REALPATH® Blend 2065 Fund(a)
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,025.22	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.53	1,000.00	1,023.95	1.55	0.30
Class A	1,000.00	1,000.00	2.55	1,000.00	1,022.93	2.58	0.50

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$995.60	$0.15	$1,000.00	$1,025.33	$0.15	0.03%
Administrative Class	1,000.00	994.30	1.42	1,000.00	1,024.05	1.44	0.28
Class A	1,000.00	993.20	2.44	1,000.00	1,023.03	2.47	0.48

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/30/22 which is the Fund’s inception date.

28	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

07/01/2022 - 12/31/2022+	$11.29	$0.26	$(0.29)	$(0.03)	$(0.20)	$(0.19)	$(0.39)

06/30/2022	13.50	0.44	(2.16)	(1.72)	(0.37)	(0.12)	(0.49)

06/30/2021	11.71	0.36	2.25	2.61	(0.65)	(0.17)	(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	(0.22)
Administrative Class

07/01/2022 - 12/31/2022+	11.25	0.24	(0.28)	(0.04)	(0.19)	(0.19)	(0.38)

06/30/2022	13.47	0.41	(2.17)	(1.76)	(0.34)	(0.12)	(0.46)

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	(0.20)
Class A

07/01/2022 - 12/31/2022+	11.25	0.22	(0.27)	(0.05)	(0.18)	(0.19)	(0.37)

06/30/2022	13.46	0.37	(2.15)	(1.78)	(0.31)	(0.12)	(0.43)

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	(0.17)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

07/01/2022 - 12/31/2022+	$11.69	$0.24	$(0.22)	$0.02	$(0.18)	$(0.18)	$(0.36)

06/30/2022	14.09	0.41	(2.30)	(1.89)	(0.34)	(0.17)	(0.51)

06/30/2021	11.76	0.34	2.69	3.03	(0.55)	(0.15)	(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	(0.26)
Administrative Class

07/01/2022 - 12/31/2022+	11.66	0.22	(0.21)	0.01	(0.17)	(0.18)	(0.35)

06/30/2022	14.06	0.38	(2.30)	(1.92)	(0.31)	(0.17)	(0.48)

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	(0.24)
Class A

07/01/2022 - 12/31/2022+	11.62	0.21	(0.20)	0.01	(0.16)	(0.18)	(0.34)

06/30/2022	14.02	0.35	(2.30)	(1.95)	(0.28)	(0.17)	(0.45)

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	(0.21)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

07/01/2022 - 12/31/2022+	$12.08	$0.23	$(0.08)	$0.15	$(0.19)	$(0.16)	$(0.35)

06/30/2022	14.54	0.39	(2.34)	(1.95)	(0.34)	(0.17)	(0.51)

06/30/2021	11.65	0.31	3.11	3.42	(0.44)	(0.09)	(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	(0.26)
Administrative Class

07/01/2022 - 12/31/2022+	12.05	0.21	(0.07)	0.14	(0.18)	(0.16)	(0.34)

06/30/2022	14.51	0.35	(2.33)	(1.98)	(0.31)	(0.17)	(0.48)

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	(0.24)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.87	(0.32)%	$256,290	0.04	%*	0.04	%*	0.04	%*	0.04	%*	4.63	%*	10%

11.29	(13.29)	211,435	0.04		0.04		0.04		0.04		3.35		21

13.50	22.73	220,130	0.04		0.04		0.04		0.04		2.78		20

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18		39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26		47

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.83	(0.44)	26,479	0.29	*	0.29	*	0.29	*	0.29	*	4.27	*	10

11.25	(13.60)	25,795	0.29		0.29		0.29		0.29		3.11		21

13.47	22.40	29,727	0.29		0.29		0.29		0.29		2.53		20

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99		39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.83	(0.57)	5,410	0.49	*	0.49	*	0.49	*	0.49	*	3.80	*	10

11.25	(13.73)	6,905	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.85		21

13.46	22.18	10,114	0.54		0.54		0.54		0.54		2.21		20

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68		39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

$11.35	0.14%	$304,463	0.04	%*	0.04	%*	0.04	%*	0.04	%*	4.10	%*	6%

11.69	(13.97)	239,698	0.04		0.04		0.04		0.04		3.04		22

14.09	26.14	239,041	0.04		0.04		0.04		0.04		2.59		26

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00		28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08		40

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

11.32	0.01	30,761	0.29	*	0.29	*	0.29	*	0.29	*	3.71	*	6

11.66	(14.20)	30,094	0.29		0.29		0.29		0.29		2.77		22

14.06	25.71	33,946	0.29		0.29		0.29		0.29		2.31		26

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81		28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

11.29	0.00	7,992	0.49	*	0.49	*	0.49	*	0.49	*	3.51	*	6

11.62	(14.42)	7,847	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.56		22

14.02	25.53	9,243	0.54		0.54		0.54		0.54		2.04		26

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50		28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

$11.88	1.19%	$298,729	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.74	%*	8%

12.08	(14.03)	215,450	0.05		0.05		0.05		0.05		2.78		17

14.54	29.68	193,069	0.04		0.05		0.04		0.05		2.32		21

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85		34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94		24

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

11.85	1.07	27,777	0.30	*	0.30	*	0.30	*	0.30	*	3.34	*	8

12.05	(14.26)	25,937	0.30		0.30		0.30		0.30		2.52		17

14.51	29.36	28,579	0.29		0.30		0.29		0.30		2.05		21

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66		34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2035 Fund (Cont.)
Class A

07/01/2022 - 12/31/2022+	$12.08	$0.19	$(0.06)	$0.13	$(0.17)	$(0.16)	$(0.33)

06/30/2022	14.55	0.32	(2.34)	(2.02)	(0.28)	(0.17)	(0.45)

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	(0.21)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

07/01/2022 - 12/31/2022+	$12.40	$0.22	$(0.02)	$0.20	$(0.17)	$(0.16)	$(0.33)

06/30/2022	14.96	0.38	(2.42)	(2.04)	(0.35)	(0.17)	(0.52)

06/30/2021	11.68	0.30	3.46	3.76	(0.41)	(0.07)	(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	(0.29)
Administrative Class

07/01/2022 - 12/31/2022+	12.37	0.19	(0.01)	0.18	(0.16)	(0.16)	(0.32)

06/30/2022	14.92	0.34	(2.40)	(2.06)	(0.32)	(0.17)	(0.49)

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	(0.27)
Class A

07/01/2022 - 12/31/2022+	12.32	0.18	(0.01)	0.17	(0.14)	(0.16)	(0.30)

06/30/2022	14.88	0.30	(2.39)	(2.09)	(0.30)	(0.17)	(0.47)

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	(0.24)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

07/01/2022 - 12/31/2022+	$12.54	$0.20	$0.03	$0.23	$(0.16)	$(0.16)	$(0.32)

06/30/2022	15.11	0.36	(2.42)	(2.06)	(0.32)	(0.19)	(0.51)

06/30/2021	11.58	0.29	3.69	3.98	(0.38)	(0.07)	(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	(0.26)
Administrative Class

07/01/2022 - 12/31/2022+	12.49	0.18	0.03	0.21	(0.14)	(0.16)	(0.30)

06/30/2022	15.06	0.32	(2.41)	(2.09)	(0.29)	(0.19)	(0.48)

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	(0.24)
Class A

07/01/2022 - 12/31/2022+	12.46	0.16	0.04	0.20	(0.13)	(0.16)	(0.29)

06/30/2022	15.05	0.29	(2.42)	(2.13)	(0.27)	(0.19)	(0.46)

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	(0.21)

PIMCO REALPATH® Blend 2050 Fund®
Institutional Class

07/01/2022 - 12/31/2022+	$12.65	$0.19	$0.07	$0.26	$(0.15)	$(0.16)	$(0.31)

06/30/2022	15.28	0.36	(2.44)	(2.08)	(0.34)	(0.21)	(0.55)

06/30/2021	11.59	0.29	3.83	4.12	(0.36)	(0.07)	(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	(0.26)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.88	0.96%	$7,564	0.50	%*	0.50	%*	0.50	%*	0.50	%*	3.13	%*	8%

12.08	(14.46)	6,983	0.52	(f)	0.52	(f)	0.52	(f)	0.52	(f)	2.29		17

14.55	28.97	7,914	0.54		0.55		0.54		0.55		1.80		21

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36		34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

$12.27	1.56%	$293,254	0.06	%*	0.06	%*	0.06	%*	0.06	%*	3.38	%*	7%

12.40	(14.20)	224,639	0.06		0.06		0.06		0.06		2.59		17

14.96	32.50	212,568	0.05		0.06		0.05		0.06		2.20		26

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70		21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81		29

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

12.23	1.36	19,331	0.31	*	0.31	*	0.31	*	0.31	*	2.95	*	7

12.37	(14.33)	19,014	0.31		0.31		0.31		0.31		2.32		17

14.92	32.21	21,456	0.30		0.31		0.30		0.31		1.90		26

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52		21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

12.19	1.36	7,943	0.51	*	0.51	*	0.51	*	0.51	*	2.79	*	7

12.32	(14.58)	7,441	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.08		17

14.88	31.91	9,024	0.55		0.56		0.55		0.56		1.66		26

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22		21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

$12.45	1.75%	$275,109	0.06	%*	0.06	%*	0.06	%*	0.06	%*	3.13	%*	5%

12.54	(14.23)	207,869	0.06		0.06		0.06		0.06		2.47		13

15.11	34.67	200,184	0.05		0.06		0.05		0.06		2.13		22

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59		16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70		16

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

12.40	1.63	19,744	0.31	*	0.31	*	0.31	*	0.31	*	2.74	*	5

12.49	(14.45)	18,702	0.31		0.31		0.31		0.31		2.21		13

15.06	34.30	20,168	0.30		0.31		0.30		0.31		1.85		22

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41		16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

12.37	1.54	4,371	0.51	*	0.51	*	0.51	*	0.51	*	2.56	*	5

12.46	(14.69)	3,967	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.97		13

15.05	34.03	4,593	0.55		0.56		0.55		0.56		1.57		22

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08		16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

$12.60	1.99%	$264,213	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.94	%*	5%

12.65	(14.29)	206,038	0.06		0.06		0.06		0.06		2.43		9

15.28	35.82	200,851	0.05		0.06		0.05		0.06		2.08		19

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53		20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64		16

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2050 Fund (Cont.)
Administrative Class

07/01/2022 - 12/31/2022+	$12.59	$0.17	$0.07	$0.24	$(0.13)	$(0.16)	$(0.29)

06/30/2022	15.23	0.32	(2.43)	(2.11)	(0.32)	(0.21)	(0.53)

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	(0.24)
Class A

07/01/2022 - 12/31/2022+	12.51	0.15	0.09	0.24	(0.12)	(0.16)	(0.28)

06/30/2022	15.16	0.29	(2.43)	(2.14)	(0.30)	(0.21)	(0.51)

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	(0.21)

PIMCO REALPATH® Blend 2055 Fund®
Institutional Class

07/01/2022 - 12/31/2022+	$12.75	$0.19	$0.10	$0.29	$(0.16)	$(0.13)	$(0.29)

06/30/2022	15.33	0.37	(2.48)	(2.11)	(0.30)	(0.17)	(0.47)

06/30/2021	11.59	0.29	3.87	4.16	(0.38)	(0.04)	(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	(0.33)
Administrative Class

07/01/2022 - 12/31/2022+	12.71	0.17	0.10	0.27	(0.14)	(0.13)	(0.27)

06/30/2022	15.31	0.33	(2.48)	(2.15)	(0.28)	(0.17)	(0.45)

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	(0.31)
Class A

07/01/2022 - 12/31/2022+	12.64	0.16	0.09	0.25	(0.13)	(0.13)	(0.26)

06/30/2022	15.24	0.29	(2.45)	(2.16)	(0.27)	(0.17)	(0.44)

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	(0.28)

PIMCO REALPATH® Blend 2060 Fund®
Institutional Class

07/01/2022 - 12/31/2022+	$9.84	$0.15	$0.07	$0.22	$(0.10)	$(0.06)	$(0.16)

06/30/2022	12.47	0.30	(1.85)	(1.55)	(0.27)	(0.81)	(1.08)

06/30/2021	9.35	0.24	3.12	3.36	(0.24)	0.00	(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00
Administrative Class

07/01/2022 - 12/31/2022+	9.80	0.14	0.06	0.20	(0.08)	(0.06)	(0.14)

06/30/2022	12.45	0.29	(1.87)	(1.58)	(0.26)	(0.81)	(1.07)

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00
Class A

07/01/2022 - 12/31/2022+	9.78	0.12	0.06	0.18	(0.07)	(0.06)	(0.13)

06/30/2022	12.43	0.24	(1.84)	(1.60)	(0.24)	(0.81)	(1.05)

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00

PIMCO REALPATH® Blend 2065 Fund®(g)
Institutional Class

12/30/2022 - 12/31/2022+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class

12/30/2022 - 12/31/2022+	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

12/30/2022 - 12/31/2022+	10.00	0.00	0.00	0.00	0.00	0.00	0.00

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.54	1.88%	$21,260	0.31	%*	0.31	%*	0.31	%*	0.31	%*	2.60	%*	5%

12.59	(14.50)	19,530	0.31		0.31		0.31		0.31		2.15		9

15.23	35.44	22,454	0.30		0.31		0.30		0.31		1.78		19

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32		20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

12.47	1.88	4,068	0.51	*	0.51	*	0.51	*	0.51	*	2.39	*	5

12.51	(14.73)	3,704	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.93		9

15.16	35.11	4,896	0.55		0.56		0.55		0.56		1.51		19

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03		20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

$12.75	2.26%	$189,656	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.87	%*	4%

12.75	(14.32)	145,097	0.06		0.06		0.06		0.06		2.47		9

15.33	36.15	122,612	0.06		0.06		0.06		0.06		2.11		14

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

12.71	2.14	10,156	0.31	*	0.31	*	0.31	*	0.31	*	2.58	*	4

12.71	(14.57)	8,409	0.31		0.31		0.31		0.31		2.21		9

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

12.63	1.98	3,102	0.51	*	0.51	*	0.51	*	0.51	*	2.38	*	4

12.64	(14.73)	2,622	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.92		9

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

$9.90	2.20%	$41,527	0.06	%*	0.06	%*	0.06	%*	0.06	%*	3.01	%*	9%

9.84	(13.93)	22,421	0.06		0.06		0.06		0.06		2.60		50

12.47	36.18	11,451	0.06		0.07		0.06		0.07		2.10		20

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

9.86	2.10	705	0.31	*	0.31	*	0.31	*	0.31	*	2.70	*	9

9.80	(14.19)	364	0.31		0.31		0.31		0.31		2.60		50

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

9.83	1.90	686	0.51	*	0.51	*	0.51	*	0.51	*	2.35	*	9

9.78	(14.32)	536	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.05		50

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$10.00	0.00%	$2,800	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0%

10.00	0.00	100	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

10.00	0.00	100	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend Income Fund®
Institutional Class

07/01/2022 - 12/31/2022+	$10.81	$0.27	$(0.33)	$(0.06)	$(0.21)	$(0.10)	$(0.31)

06/30/2022	12.92	0.43	(2.04)	(1.61)	(0.37)	(0.13)	(0.50)

06/30/2021	11.58	0.36	1.84	2.20	(0.68)	(0.18)	(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	(0.20)
Administrative Class

07/01/2022 - 12/31/2022+	10.81	0.25	(0.31)	(0.06)	(0.20)	(0.10)	(0.30)

06/30/2022	12.93	0.40	(2.05)	(1.65)	(0.34)	(0.13)	(0.47)

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	(0.18)
Class A

07/01/2022 - 12/31/2022+	10.73	0.23	(0.31)	(0.08)	(0.19)	(0.10)	(0.29)

06/30/2022	12.84	0.37	(2.03)	(1.66)	(0.32)	(0.13)	(0.45)

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.22%.
(g)	Inception date of the Fund was December 30, 2022.

36	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.44	(0.53)%	$194,837	0.03	%*	0.04	%*	0.03	%*	0.04	%*	4.98	%*	13%

10.81	(12.98)	170,997	0.03		0.04		0.03		0.04		3.49		18

12.92	19.37	191,873	0.03		0.04		0.03		0.04		2.88		17

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.45	(0.57)	23,539	0.28	*	0.29	*	0.28	*	0.29	*	4.58	*	13

10.81	(13.25)	25,098	0.28		0.29		0.28		0.29		3.23		18

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.36	(0.77)	22,904	0.48	*	0.49	*	0.48	*	0.49	*	4.24	*	13

10.73	(13.41)	28,738	0.50	(f)	0.51	(f)	0.50	(f)	0.51	(f)	3.03		18

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39		17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$136,790	$205,896	$231,531	$247,891
Investments in Affiliates	150,736	136,130	105,678	74,251
Financial Derivative Instruments
Exchange-traded or centrally cleared	919	1,090	0	0
Cash	0	182	0	0
Receivable for investments sold	6,477	4,881	3,042	4,220
Receivable for investments in Affiliates sold	1,752	230	201	0
Receivable for Fund shares sold	404	448	483	608
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	563	515	382	270
Reimbursement receivable from PIMCO	4	4	4	4
Total Assets	297,645	349,376	341,321	327,244

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$241	$286	$0	$0
Over the counter	42	51	51	51
Payable for investments purchased	525	648	2,013	2,570
Payable for investments in Affiliates purchased	8,233	5,149	5,052	3,903
Payable for Fund shares redeemed	401	7	114	145
Overdraft due to custodian	8	0	0	26
Accrued investment advisory fees	3	3	6	8
Accrued supervisory and administrative fees	6	7	7	7
Accrued distribution fees	6	7	6	4
Accrued servicing fees	1	2	2	2
Total Liabilities	9,466	6,160	7,251	6,716

Net Assets	$288,179	$343,216	$334,070	$320,528

Net Assets Consist of:

Paid in capital	$315,579	$366,670	$349,984	$328,771
Distributable earnings (accumulated loss)	(27,400)	(23,454)	(15,914)	(8,243)

Net Assets	$288,179	$343,216	$334,070	$320,528

Cost of investments in securities	$130,436	$197,760	$226,980	$240,744
Cost of investments in Affiliates	$178,458	$161,616	$121,662	$85,319
Cost or premiums of financial derivative instruments, net	$1,307	$1,528	$0	$0

* Includes repurchase agreements of:	$383	$608	$564	$904

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$251,112	$255,599	$183,808	$38,152	$2,678	$100,900
49,842	35,149	21,883	4,378	190	138,212

0	0	0	0	0	807
1	1	1	168	0	1
3,704	2,452	752	412	0	741
0	0	0	0	0	2,635
314	443	310	297	3,000	535
0	0	0	0	0	1
179	129	83	16	0	562
3	3	2	0	0	3
305,155	293,776	206,839	43,423	5,868	244,397

$0	$0	$0	$0	$0	$211
49	48	33	7	0	35
3,201	3,166	3,622	478	2,678	1,853
2,616	998	204	17	190	631
46	3	53	1	0	366
0	0	0	0	0	0
8	8	6	1	0	2
6	6	4	1	0	9
4	5	2	0	0	5
1	1	1	0	0	5
5,931	4,235	3,925	505	2,868	3,117

$299,224	$289,541	$202,914	$42,918	$3,000	$241,280

$302,394	$286,427	$207,317	$45,844	$3,000	$266,994
(3,170)	3,114	(4,403)	(2,926)	0	(25,714)

$299,224	$289,541	$202,914	$42,918	$3,000	$241,280

$245,022	$246,536	$185,014	$40,338	$2,678	$92,396
$56,592	$39,714	$24,358	$4,721	$190	$165,059
$0	$0	$0	$0	$0	$1,178

$1,182	$1,357	$2,052	$0	$0	$441

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$256,290	$304,463	$298,729	$293,254
Administrative Class	26,479	30,761	27,777	19,331
Class A	5,410	7,992	7,564	7,943

Shares Issued and Outstanding:

Institutional Class	23,586	26,824	25,151	23,898
Administrative Class	2,444	2,717	2,344	1,580
Class A	500	708	636	652

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.87	$11.35	$11.88	$12.27
Administrative Class	10.83	11.32	11.85	12.23
Class A	10.83	11.29	11.88	12.19

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$275,109	$264,213	$189,656	$41,527	$2,800	$194,837
19,744	21,260	10,156	705	100	23,539
4,371	4,068	3,102	686	100	22,904

22,091	20,966	14,880	4,194	280	18,658
1,592	1,695	799	72	10	2,254
353	326	246	70	10	2,210

$12.45	$12.60	$12.75	$9.90	$10.00	$10.44
12.40	12.54	12.71	9.86	10.00	10.45
12.37	12.47	12.63	9.83	10.00	10.36

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Interest	$10	$11	$12	$12
Dividends	1,791	2,593	2,796	3,031
Dividends from Investments in Affiliates	4,316	3,805	2,647	1,831
Total Income	6,117	6,409	5,455	4,874

Expenses:

Investment advisory fees	13	16	29	43
Supervisory and administrative fees	33	39	37	36
Distribution and/or servicing fees - Administrative Class	33	39	34	25
Distribution and/or servicing fees - Class A	8	10	9	10
Trustee fees	9	10	9	9
Interest expense	1	1	1	1
Miscellaneous expense	0	0	0	0
Total Expenses	97	115	119	124
Waiver and/or Reimbursement by PIMCO	(2)	(3)	(2)	(2)
Net Expenses	95	112	117	122

Net Investment Income (Loss)	6,022	6,297	5,338	4,752

Net Realized Gain (Loss):

Investments in securities	(2,499)	(2,885)	(2,747)	(2,654)
Investments in Affiliates	(1,295)	(308)	(510)	(230)
Net capital gain distributions received from investments	690	1,047	1,161	1,228
Net capital gain distributions received from Affiliate investments	190	154	102	55
Exchange-traded or centrally cleared financial derivative instruments	(670)	(745)	0	0
Over the counter financial derivative instruments	(531)	(639)	(642)	(696)

Net Realized Gain (Loss)	(4,115)	(3,376)	(2,636)	(2,297)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,984	4,760	4,655	4,634
Investments in Affiliates	(5,454)	(5,811)	(3,659)	(2,483)
Exchange-traded or centrally cleared financial derivative instruments	(674)	(781)	0	0
Over the counter financial derivative instruments	(31)	(39)	(40)	(39)

Net Change in Unrealized Appreciation (Depreciation)	(2,175)	(1,871)	956	2,112

Net Increase (Decrease) in Net Assets Resulting from Operations	$(268)	$1,050	$3,658	$4,567

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 30, 2022.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund(a)	PIMCO REALPATH® Blend Income Fund

$12	$12	$10	$0	$0	$9
3,034	3,095	2,150	419	0	1,310
1,149	797	481	89	0	4,461
4,195	3,904	2,641	508	0	5,780

40	39	27	5	0	12
31	30	21	3	0	50
24	26	12	1	0	31
5	5	3	1	0	33
8	9	6	1	0	8
2	1	1	0	0	1
0	0	0	0	0	6
110	110	70	11	0	141
(2)	(2)	(1)	(0)	0	(8)
108	108	69	11	0	133

4,087	3,796	2,572	497	0	5,647

(2,020)	(2,046)	(1,149)	(447)	0	(2,163)
(146)	(80)	(57)	(3)	0	(2,027)
1,212	1,221	863	184	0	452
24	20	12	3	0	206
0	0	0	0	0	(662)
(636)	(669)	(454)	(93)	0	(475)

(1,566)	(1,554)	(785)	(356)	0	(4,669)

4,088	4,074	2,815	630	0	3,285
(1,548)	(1,079)	(620)	(124)	0	(4,482)
0	0	0	0	0	(626)
(38)	(36)	(25)	(6)	0	(25)

2,502	2,959	2,170	500	0	(1,848)

$5,023	$5,201	$3,957	$641	$0	$(870)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,022	$8,649	$6,297	$8,757	$5,338	$6,797	$4,752	$6,638
Net realized gain (loss)	(4,115)	1,367	(3,376)	514	(2,636)	1,422	(2,297)	915
Net change in unrealized appreciation (depreciation)	(2,175)	(47,434)	(1,871)	(54,334)	956	(48,747)	2,112	(49,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	(268)	(37,418)	1,050	(45,063)	3,658	(40,528)	4,567	(41,916)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,497)	(8,018)	(9,056)	(9,001)	(8,142)	(7,076)	(7,404)	(7,842)
Administrative Class	(892)	(1,020)	(919)	(1,183)	(759)	(965)	(483)	(733)
Class A	(186)	(313)	(236)	(316)	(200)	(245)	(193)	(300)

Total Distributions(b)	(9,575)	(9,351)	(10,211)	(10,500)	(9,101)	(8,286)	(8,080)	(8,875)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	53,887	30,933	74,738	50,972	91,143	67,622	72,947	58,837

Total Increase (Decrease) in Net Assets	44,044	(15,836)	65,577	(4,591)	85,700	18,808	69,434	8,046

Net Assets:

Beginning of period	244,135	259,971	277,639	282,230	248,370	229,562	251,094	243,048
End of period	$288,179	$244,135	$343,216	$277,639	$334,070	$248,370	$320,528	$251,094

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 30, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Inception date through December 31, 2022 (Unaudited)(a)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

$4,087	$5,811	$3,796	$5,747	$2,572	$3,706	$497	$439	$0	$5,647	$8,641
(1,566)	1,638	(1,554)	2,550	(785)	1,214	(356)	934	0	(4,669)	(593)

2,502	(45,708)	2,959	(46,034)	2,170	(30,394)	500	(4,633)	0	(1,848)	(42,887)

5,023	(38,259)	5,201	(37,737)	3,957	(25,474)	641	(3,260)	0	(870)	(34,839)

(6,537)	(6,960)	(6,079)	(7,450)	(4,094)	(4,157)	(606)	(1,260)	0	(5,554)	(7,604)
(464)	(675)	(482)	(792)	(213)	(261)	(10)	(14)	0	(677)	(1,147)
(99)	(141)	(89)	(173)	(63)	(91)	(9)	(90)	0	(659)	(1,174)

(7,100)	(7,776)	(6,650)	(8,415)	(4,370)	(4,509)	(625)	(1,364)	0	(6,890)	(9,925)

70,763	51,628	61,718	47,223	47,199	52,480	19,581	15,598	3,000	24,207	15,827

68,686	5,593	60,269	1,071	46,786	22,497	19,597	10,974	3,000	16,447	(28,937)

230,538	224,945	229,272	228,201	156,128	133,631	23,321	12,347	0	224,833	253,770
$299,224	$230,538	$289,541	$229,272	$202,914	$156,128	$42,918	$23,321	$3,000	$241,280	$224,833

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 47.5%

MUTUAL FUNDS 47.2%

Vanguard Developed Markets Index Fund ‘Institutional’	3,534,489	$	47,822

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	682,191		16,816

Vanguard Institutional Index Fund ‘Institutional’	208,013		66,903

Vanguard Small-Cap Index Fund ‘Institutional’	48,385		4,254

Total Mutual Funds (Cost $129,441)			135,795

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.1%
			383

U.S. TREASURY BILLS 0.2%
4.200% due 03/02/2023 (a)(b)(g)	$616		612

Total Short-Term Instruments (Cost $995)			995

Total Investments in Securities (Cost $130,436)			136,790

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 52.3%

MUTUAL FUNDS (c) 49.2%

PIMCO Emerging Markets Local Currency and Bond Fund	2,670,808	$	14,689

PIMCO High Yield Fund	893,639		6,711

PIMCO Income Fund	3,696,484		38,259

PIMCO International Bond Fund (U.S. Dollar-Hedged)	753,147		7,004

PIMCO Long-Term Real Return Fund	3,639,181		16,049

PIMCO Long-Term U.S. Government Fund	4,891,048		18,244

PIMCO Real Return Fund	942,717		9,418

PIMCO Total Return Fund	3,722,090		31,489

Total Mutual Funds (Cost $169,587)			141,863

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	913,252	$8,873

Total Short-Term Instruments (Cost $8,871)		8,873

Total Investments in Affiliates (Cost $178,458)		150,736

Total Investments 99.8% (Cost $308,894)		$287,526

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,307)		636

Other Assets and Liabilities, net 0.0%		17

Net Assets 100.0%		$288,179

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$383	U.S. Treasury Bills 0.000% due 06/29/2023	$(391)	$383	$383

Total Repurchase Agreements						$(391)	$383	$383

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$383	$0	$0	$383	$(391)	$(8)

Total Borrowings and Other Financing Transactions	$383	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,050.000	03/17/2023	14	$1	$120	$12
Put - CBOE S&P 500	3,375.000	03/17/2023	27	3	339	76
Put - CBOE S&P 500	2,850.000	06/16/2023	45	5	505	108
Put - CBOE S&P 500	3,075.000	09/15/2023	41	4	497	282
Put - CBOE S&P 500	2,900.000	12/15/2023	13	1	108	92
Put - CBOE S&P 500	3,150.000	12/15/2023	33	3	395	349

Total Purchased Options					$1,964	$919

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,500.000	03/17/2023	27	$3	$(119)	$(7)
Put - CBOE S&P 500	2,200.000	06/16/2023	45	5	(210)	(34)
Put - CBOE S&P 500	2,350.000	09/15/2023	41	4	(178)	(79)
Put - CBOE S&P 500	2,500.000	12/15/2023	33	3	(150)	(121)

Total Written Options					$(657)	$(241)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$919	$0	$0	$919	$(241)	$0	$0	$(241)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	316	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$6,348	$0	$(27)	$0	$(27)
	Receive	FNRETR Index	151	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,034	0	(13)	0	(13)
	Receive	FNRETR Index	59		Monthly	10/18/2023	1,185	0	(2)	0	(2)

Total Swap Agreements								$0	$(42)	$0	$(42)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(42)	$(42)	$(42)	$612	$570

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

(g)

Securities with an aggregate market value of $612 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$919	$0	$0	$919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$241	$0	$0	$241

Over the counter
Swap Agreements	$0	$0	$42	$0	$0	$42

	$0	$0	$283	$0	$0	$283

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(876)	$0	$0	$(876)
Written Options	0	0	206	0	0	206

	$0	$0	$(670)	$0	$0	$(670)

Over the counter
Swap Agreements	$0	$0	$(531)	$0	$0	$(531)

	$0	$0	$(1,201)	$0	$0	$(1,201)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(950)	$0	$0	$(950)
Written Options	0	0	276	0	0	276

	$0	$0	$(674)	$0	$0	$(674)

Over the counter
Swap Agreements	$0	$0	$(31)	$0	$0	$(31)

	$0	$0	$(705)	$0	$0	$(705)

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$135,795	$0	$0	$135,795
Short-Term Instruments
Repurchase Agreements	0	383	0	383
U.S. Treasury Bills	0	612	0	612

	$135,795	$995	$0	$136,790

Investments in Affiliates, at Value
Mutual Funds	141,863	0	0	141,863
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,873	0	0	8,873

	$150,736	$0	$0	$150,736

Total Investments	$286,531	$995	$0	$287,526

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$919	$0	$919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(241)	0	(241)
Over the counter	0	(42)	0	(42)

	$0	$(283)	$0	$(283)

Total Financial Derivative Instruments	$0	$636	$0	$636

Totals	$286,531	$1,631	$0	$288,162

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 60.0%

MUTUAL FUNDS 59.5%

Vanguard Developed Markets Index Fund ‘Institutional’	4,821,604	$65,236

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,012,033	24,947

Vanguard Institutional Index Fund ‘Institutional’	328,100	105,527

Vanguard Small-Cap Index Fund ‘Institutional’	98,910	8,697

Total Mutual Funds (Cost $196,270)		204,407

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.2%
		608

U.S. TREASURY BILLS 0.3%
4.228% due 03/02/2023 - 03/23/2023 (a)(b)(g)	$888	881

Total Short-Term Instruments (Cost $1,490)		1,489

Total Investments in Securities (Cost $197,760)		205,896

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 39.7%

MUTUAL FUNDS (c) 36.6%

PIMCO Emerging Markets Local Currency and Bond Fund	2,804,465	$15,424

PIMCO High Yield Fund	841,941	6,323

PIMCO Income Fund	2,699,403	27,939

PIMCO International Bond Fund (U.S. Dollar-Hedged)	509,486	4,738

PIMCO Long-Term Real Return Fund	4,072,508	17,960

PIMCO Long-Term U.S. Government Fund	6,580,389	24,545

PIMCO Real Return Fund	704,680	7,040

PIMCO Total Return Fund	2,550,618	21,578

Total Mutual Funds (Cost $151,040)		125,547

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	1,089,220	$10,583

Total Short-Term Instruments (Cost $10,576)		10,583

Total Investments in Affiliates (Cost $161,616)		136,130

Total Investments 99.7% (Cost $359,376)		$342,026

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,528)		753

Other Assets and Liabilities, net 0.1%		437

Net Assets 100.0%		$343,216

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$608	U.S. Treasury Notes 0.125% due 05/15/2023	$(620)	$608	$608

Total Repurchase Agreements						$(620)	$608	$608

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$608	$0	$0	$608	$(620)	$(12)

Total Borrowings and Other Financing Transactions	$608	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,050.000	03/17/2023	16	$2	$137	$14
Put - CBOE S&P 500	3,375.000	03/17/2023	31	3	389	88
Put - CBOE S&P 500	2,850.000	06/16/2023	51	5	573	122
Put - CBOE S&P 500	3,075.000	09/15/2023	48	5	582	330
Put - CBOE S&P 500	2,900.000	12/15/2023	16	2	133	113
Put - CBOE S&P 500	3,150.000	12/15/2023	40	4	479	423

Total Purchased Options					$2,293	$1,090

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,500.000	03/17/2023	31	$3	$(137)	$(9)
Put - CBOE S&P 500	2,200.000	06/16/2023	51	5	(238)	(38)
Put - CBOE S&P 500	2,350.000	09/15/2023	48	5	(208)	(92)
Put - CBOE S&P 500	2,500.000	12/15/2023	40	4	(182)	(147)

Total Written Options					$(765)	$(286)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,090	$0	$0	$1,090	$(286)	$0	$0	$(286)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	375	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$7,533	$0	$(32)	$0	$(32)
	Receive	FNRETR Index	188	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,777	0	(16)	0	(16)
	Receive	FNRETR Index	76		Monthly	10/18/2023	1,527	0	(3)	0	(3)

Total Swap Agreements								$0	$(51)	$0	$(51)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(51)	$(51)	$(51)	$630	$579

(g)

Securities with an aggregate market value of $630 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,090	$0	$0	$1,090

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$286	$0	$0	$286

Over the counter
Swap Agreements	$0	$0	$51	$0	$0	$51

	$0	$0	$337	$0	$0	$337

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(973)	$0	$0	$(973)
Written Options	0	0	228	0	0	228

	$0	$0	$(745)	$0	$0	$(745)

Over the counter
Swap Agreements	$0	$0	$(639)	$0	$0	$(639)

	$0	$0	$(1,384)	$0	$0	$(1,384)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,104)	$0	$0	$(1,104)
Written Options	0	0	323	0	0	323

	$0	$0	$(781)	$0	$0	$(781)

Over the counter
Swap Agreements	$0	$0	$(39)	$0	$0	$(39)

	$0	$0	$(820)	$0	$0	$(820)

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$204,407	$0	$0	$204,407
Short-Term Instruments
Repurchase Agreements	0	608	0	608
U.S. Treasury Bills	0	881	0	881

	$204,407	$1,489	$0	$205,896

Investments in Affiliates, at Value
Mutual Funds	125,547	0	0	125,547
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,583	0	0	10,583

	$136,130	$0	$0	$136,130

Total Investments	$340,537	$1,489	$0	$342,026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,090	$0	$1,090

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(286)	0	(286)
Over the counter	0	(51)	0	(51)

	$0	$(337)	$0	$(337)

Total Financial Derivative Instruments	$0	$753	$0	$753

Totals	$340,537	$2,242	$0	$342,779

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.3%

MUTUAL FUNDS 68.9%

Vanguard Developed Markets Index Fund ‘Institutional’	5,406,581	$73,151

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,086,697	26,787

Vanguard Institutional Index Fund ‘Institutional’	369,601	118,875

Vanguard Small-Cap Index Fund ‘Institutional’	128,317	11,283

Total Mutual Funds (Cost $225,545)		230,096

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		564

U.S. TREASURY BILLS 0.2%
4.228% due 03/02/2023 - 03/23/2023 (a)(b)(f)	$878	871

Total Short-Term Instruments (Cost $1,435)		1,435

Total Investments in Securities (Cost $226,980)		231,531

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.6%

MUTUAL FUNDS (c) 27.1%

PIMCO Emerging Markets Local Currency and Bond Fund	2,420,238	$13,311

PIMCO High Yield Fund	592,581	4,450

PIMCO Income Fund	1,818,002	18,816

PIMCO International Bond Fund (U.S. Dollar-Hedged)	326,852	3,040

PIMCO Long-Term Real Return Fund	2,894,842	12,766

PIMCO Long-Term U.S. Government Fund	5,086,268	18,972

PIMCO Real Return Fund	500,964	5,005

PIMCO Total Return Fund	1,695,141	14,341

Total Mutual Funds (Cost $106,697)		90,701

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	1,541,488	$14,977

Total Short-Term Instruments (Cost $14,965)		14,977

Total Investments in Affiliates (Cost $121,662)		105,678

Total Investments 100.9% (Cost $348,642)		$337,209

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(51)

Other Assets and Liabilities, net (0.9)%		(3,088)

Net Assets 100.0%		$334,070

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$564	U.S. Treasury Bills 0.000% due 06/01/2023	$(575)	$564	$564

Total Repurchase Agreements						$(575)	$564	$564

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$564	$0	$0	$564	$(575)	$(11)

Total Borrowings and Other Financing Transactions	$564	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	399	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$8,016	$0	$(34)	$0	$(34)
	Receive	FNRETR Index	130	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	2,611	0	(11)	0	(11)
	Receive	FNRETR Index	109		Monthly	10/18/2023	2,190	0	(6)	0	(6)

Total Swap Agreements								$0	$(51)	$0	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(51)	$(51)	$(51)	$620	$569

(f)

Securities with an aggregate market value of $620 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$51	$0	$0	$51

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(642)	$0	$0	$(642)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(40)	$0	$0	$(40)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$230,096	$0	$0	$230,096
Short-Term Instruments
Repurchase Agreements	0	564	0	564
U.S. Treasury Bills	0	871	0	871

	$230,096	$1,435	$0	$231,531

Investments in Affiliates, at Value
Mutual Funds	90,701	0	0	90,701
Short-Term Instruments
Central Funds Used for Cash Management Purposes	14,977	0	0	14,977

	$105,678	$0	$0	$105,678

Total Investments	$335,774	$1,435	$0	$337,209

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(51)	$0	$(51)

Total Financial Derivative Instruments	$0	$(51)	$0	$(51)

Totals	$335,774	$1,384	$0	$337,158

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.5%

MUTUAL FUNDS 76.9%

Vanguard Developed Markets Index Fund ‘Institutional’	5,989,220	$	81,034

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,085,007		26,745

Vanguard Institutional Index Fund ‘Institutional’	391,998		126,078

Vanguard Small-Cap Index Fund ‘Institutional’	139,299		12,249

Total Mutual Funds (Cost $238,959)			246,106

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.3%
			904

U.S. TREASURY BILLS 0.3%
4.227% due 03/02/2023 - 03/23/2023 (a)(b)(f)	$888		881

Total Short-Term Instruments (Cost $1,785)			1,785

Total Investments in Securities (Cost $240,744)			247,891

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.0%

MUTUAL FUNDS (c) 19.0%

PIMCO Emerging Markets Local Currency and Bond Fund	1,995,210	$	10,974

PIMCO High Yield Fund	311,425		2,339

PIMCO Income Fund	1,146,743		11,869

PIMCO International Bond Fund (U.S. Dollar-Hedged)	218,176		2,029

PIMCO Long-Term Real Return Fund	1,911,704		8,430

PIMCO Long-Term U.S. Government Fund	3,358,098		12,526

PIMCO Real Return Fund	356,657		3,563

PIMCO Total Return Fund	1,124,200		9,511

Total Mutual Funds (Cost $72,313)			61,241

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	1,339,059	$13,010

Total Short-Term Instruments (Cost $13,006)		13,010

Total Investments in Affiliates (Cost $85,319)		74,251

Total Investments 100.5% (Cost $326,063)		$322,142

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(51)

Other Assets and Liabilities, net (0.5)%		(1,563)

Net Assets 100.0%		$320,528

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$904	U.S. Treasury Bills 0.000% due 06/29/2023	$(922)	$904	$904

Total Repurchase Agreements						$(922)	$904	$904

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$904	$0	$0	$904	$(922)	$(18)

Total Borrowings and Other Financing Transactions	$904	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	347	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$6,971	$0	$(29)	$0	$(29)
	Receive	FNRETR Index	191	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,837	0	(16)	0	(16)
	Receive	FNRETR Index	94	4.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	1,888	0	(6)	0	(6)

Total Swap Agreements								$0	$(51)	$0	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(51)	$(51)	$(51)	$630	$579

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(51)	$(51)

(f)

Securities with an aggregate market value of $630 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$51	$0	$0	$51

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(696)	$0	$0	$(696)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(39)	$0	$0	$(39)

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$246,106	$0	$0	$246,106
Short-Term Instruments
Repurchase Agreements	0	904	0	904
U.S. Treasury Bills	0	881	0	881

	$246,106	$1,785	$0	$247,891

Investments in Affiliates, at Value
Mutual Funds	61,241	0	0	61,241
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,010	0	0	13,010

	$74,251	$0	$0	$74,251

Total Investments	$320,357	$1,785	$0	$322,142

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(51)	$0	$(51)

Total Financial Derivative Instruments	$0	$(51)	$0	$(51)

Totals	$320,357	$1,734	$0	$322,091

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	59

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.9%

MUTUAL FUNDS 83.3%

Vanguard Developed Markets Index Fund ‘Institutional’	6,408,873	$86,712

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,025,935	25,289

Vanguard Institutional Index Fund ‘Institutional’	388,904	125,083

Vanguard Small-Cap Index Fund ‘Institutional’	139,482	12,265

Total Mutual Funds (Cost $243,259)		249,349

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.4%
		1,182

U.S. TREASURY BILLS 0.2%
4.200% due 03/02/2023 (a)(b)(f)	$585	581

Total Short-Term Instruments (Cost $1,763)		1,763

Total Investments in Securities (Cost $245,022)		251,112

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.7%

MUTUAL FUNDS (c) 12.5%

PIMCO Emerging Markets Local Currency and Bond Fund	1,369,460	$7,532

PIMCO High Yield Fund	73,828	554

PIMCO Income Fund	595,715	6,166

PIMCO International Bond Fund (U.S. Dollar-Hedged)	142,215	1,323

PIMCO Long-Term Real Return Fund	1,281,144	5,650

PIMCO Long-Term U.S. Government Fund	2,250,696	8,395

PIMCO Real Return Fund	208,598	2,084

PIMCO Total Return Fund	661,628	5,597

Total Mutual Funds (Cost $44,059)		37,301

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short-Term Floating NAV Portfolio III	1,290,742	$12,541

Total Short-Term Instruments (Cost $12,533)		12,541

Total Investments in Affiliates (Cost $56,592)		49,842

Total Investments 100.6% (Cost $301,614)		$300,954

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(49)

Other Assets and Liabilities, net (0.6)%		(1,681)

Net Assets 100.0%		$299,224

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,182	U.S. Treasury Bills 0.000% due 06/01/2023	$(1,206)	$1,182	$1,182

Total Repurchase Agreements						$(1,206)	$1,182	$1,182

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,182	$0	$0	$1,182	$(1,206)	$(24)

Total Borrowings and Other Financing Transactions	$1,182	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	331	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$6,650	$0	$(28)	$0	$(28)
	Receive	FNRETR Index	168	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,375	0	(14)	0	(14)
	Receive	FNRETR Index	104	4.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,089	0	(7)	0	(7)

Total Swap Agreements								$0	$(49)	$0	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(49)	$(49)	$(49)	$581	$532

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(49)	$(49)

(f)

Securities with an aggregate market value of $581 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$49	$0	$0	$49

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(636)	$0	$0	$(636)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(38)	$0	$0	$(38)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	61

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$249,349	$0	$0	$249,349
Short-Term Instruments
Repurchase Agreements	0	1,182	0	1,182
U.S. Treasury Bills	0	581	0	581

	$249,349	$1,763	$0	$251,112

Investments in Affiliates, at Value
Mutual Funds	37,301	0	0	37,301
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,541	0	0	12,541

	$49,842	$0	$0	$49,842

Total Investments	$299,191	$1,763	$0	$300,954

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(49)	$0	$(49)

Total Financial Derivative Instruments	$0	$(49)	$0	$(49)

Totals	$299,191	$1,714	$0	$300,905

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

MUTUAL FUNDS 87.5%

Vanguard Developed Markets Index Fund ‘Institutional’	6,704,220	$90,708

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	992,370	24,462

Vanguard Institutional Index Fund ‘Institutional’	391,474	125,910

Vanguard Small-Cap Index Fund ‘Institutional’	143,179	12,590

Total Mutual Funds (Cost $244,607)		253,670

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.5%
		1,357

U.S. TREASURY BILLS 0.2%
4.199% due 03/02/2023 (a)(b)(f)	$576	572

Total Short-Term Instruments (Cost $1,929)		1,929

Total Investments in Securities (Cost $246,536)		255,599

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.2%

MUTUAL FUNDS (c) 8.1%

PIMCO Emerging Markets Local Currency and Bond Fund	838,906	$4,614

PIMCO Income Fund	334,464	3,462

PIMCO International Bond Fund (U.S. Dollar-Hedged)	116,634	1,085

PIMCO Long-Term Real Return Fund	855,273	3,772

PIMCO Long-Term U.S. Government Fund	1,503,576	5,608

PIMCO Real Return Fund	135,774	1,356

PIMCO Total Return Fund	408,112	3,452

Total Mutual Funds (Cost $27,922)		23,349

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	1,214,449	$11,800

Total Short-Term Instruments (Cost $11,792)		11,800

Total Investments in Affiliates (Cost $39,714)		35,149

Total Investments 100.4% (Cost $286,250)		$290,748

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(48)

Other Assets and Liabilities, net (0.4)%		(1,159)

Net Assets 100.0%		$289,541

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,357	U.S. Treasury Bills 0.000% due 06/29/2023	$(1,384)	$1,357	$1,357

Total Repurchase Agreements						$(1,384)	$1,357	$1,357

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,357	$0	$0	$1,357	$(1,384)	$(27)

Total Borrowings and Other Financing Transactions	$1,357	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	63

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	319	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$6,409	$0	$(27)	$0	$(27)
	Receive	FNRETR Index	164	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,295	0	(14)	0	(14)
	Receive	FNRETR Index	106		Monthly	10/18/2023	2,129	0	(7)	0	(7)

Total Swap Agreements								$0	$(48)	$0	$(48)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(48)	$(48)	$(48)	$572	$524

(f)

Securities with an aggregate market value of $572 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$48	$0	$0	$48

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(669)	$0	$0	$(669)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(36)	$0	$0	$(36)

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$253,670	$0	$0	$253,670
Short-Term Instruments
Repurchase Agreements	0	1,357	0	1,357
U.S. Treasury Bills	0	572	0	572

	$253,670	$1,929	$0	$255,599

Investments in Affiliates, at Value
Mutual Funds	23,349	0	0	23,349
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,800	0	0	11,800

	$35,149	$0	$0	$35,149

Total Investments	$288,819	$1,929	$0	$290,748

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(48)	$0	$(48)

Total Financial Derivative Instruments	$0	$(48)	$0	$(48)

Totals	$288,819	$1,881	$0	$290,700

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	65

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.6%

MUTUAL FUNDS 89.3%

Vanguard Developed Markets Index Fund ‘Institutional’	4,778,894	$64,659

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	695,729	17,150

Vanguard Institutional Index Fund ‘Institutional’	280,578	90,242

Vanguard Small-Cap Index Fund ‘Institutional’	103,870	9,133

Total Mutual Funds (Cost $182,390)		181,184

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (d) 1.0%
		2,052

U.S. TREASURY BILLS 0.3%
4.237% due 03/02/2023 - 03/23/2023 (a)(b)(f)	$577	572

Total Short-Term Instruments (Cost $2,624)		2,624

Total Investments in Securities (Cost $185,014)		183,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.8%

MUTUAL FUNDS (c) 6.5%

PIMCO Emerging Markets Local Currency and Bond Fund	$503,073	$2,767

PIMCO Income Fund	177,770	1,840

PIMCO International Bond Fund (U.S. Dollar-Hedged)	88,483	823

PIMCO Long-Term Real Return Fund	475,955	2,099

PIMCO Long-Term U.S. Government Fund	841,713	3,140

PIMCO Real Return Fund	75,075	750

PIMCO Total Return Fund	217,076	1,836

Total Mutual Funds (Cost $15,737)		13,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	$888,047	$8,628

Total Short-Term Instruments (Cost $8,621)		8,628

Total Investments in Affiliates (Cost $24,358)		21,883

Total Investments 101.4% (Cost $209,372)		$205,691

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(33)

Other Assets and Liabilities, net (1.4)%		(2,744)

Net Assets 100.0%		$202,914

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,052	U.S. Treasury Bills 0.000% due 06/29/2023	$(2,093)	$2,052	$2,052

Total Repurchase Agreements						$(2,093)	$2,052	$2,052

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,052	$0	$0	$2,052	$(2,093)	$(41)

Total Borrowings and Other Financing Transactions	$2,052	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	242	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$4,862	$0	$(20)	$0	$(20)
	Receive	FNRETR Index	105	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	2,109	0	(9)	0	(9)
	Receive	FNRETR Index	68		Monthly	10/18/2023	1,366	0	(4)	0	(4)

Total Swap Agreements								$0	$(33)	$0	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(33)	$(33)	$(33)	$572	$539

(f)

Securities with an aggregate market value of $572 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$33	$0	$0	$33

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(454)	$0	$0	$(454)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(25)	$0	$0	$(25)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	67

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$181,184	$0	$0	$181,184
Short-Term Instruments
Repurchase Agreements	0	2,052	0	2,052
U.S. Treasury Bills	0	572	0	572

	$181,184	$2,624	$0	$183,808

Investments in Affiliates, at Value
Mutual Funds	13,255	0	0	13,255
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,628	0	0	8,628

	$21,883	$0	$0	$21,883

Total Investments	$203,067	$2,624	$0	$205,691

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(33)	$0	$(33)

Total Financial Derivative Instruments	$0	$(33)	$0	$(33)

Totals	$203,067	$2,591	$0	$205,658

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.9%

MUTUAL FUNDS 88.9%

Vanguard Developed Markets Index Fund ‘Admiral’	1,006,370	$13,606

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	111,222	3,605

Vanguard Institutional Index Fund ‘Institutional’	59,138	19,020

Vanguard Small-Cap Index Fund ‘Admiral’	21,840	1,921

Total Mutual Funds (Cost $40,338)		38,152

Total Investments in Securities (Cost $40,338)		38,152

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.2%

MUTUAL FUNDS (a) 6.4%

PIMCO Emerging Markets Local Currency and Bond Fund	105,473	$580

PIMCO Income Fund	36,401	377

PIMCO International Bond Fund (U.S. Dollar-Hedged)	18,554	172

PIMCO Long-Term Real Return Fund	97,978	432

PIMCO Long-Term U.S. Government Fund	174,704	652

PIMCO Real Return Fund	16,581	166

PIMCO Total Return Fund	44,464	376

Total Mutual Funds (Cost $3,098)		2,755

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	167,080	$1,623

Total Short-Term Instruments (Cost $1,623)		1,623

Total Investments in Affiliates (Cost $4,721)		4,378

Total Investments 99.1% (Cost $45,059)		$42,530

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(7)

Other Assets and Liabilities, net 0.9%		395

Net Assets 100.0%		$42,918

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	44	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$884	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	19	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	382	0	(2)	0	(2)
	Receive	FNRETR Index	24		Monthly	10/18/2023	482	0	(1)	0	(1)

Total Swap Agreements								$0	$(7)	$0	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(7)	$(7)	$(7)	$0	$(7)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(7)	$(7)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$7	$0	$0	$7

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(93)	$0	$0	$(93)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(6)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$38,152	$0	$0	$38,152

	$38,152	$0	$0	$38,152

Investments in Affiliates, at Value
Mutual Funds	2,755	0	0	2,755
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,623	0	0	1,623

	$4,378	$0	$0	$4,378

Total Investments	$42,530	$0	$0	$42,530

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(7)	$0	$(7)

Total Financial Derivative Instruments	$0	$(7)	$0	$(7)

Totals	$42,530	$(7)	$0	$42,523

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

70	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2065 Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.3%

MUTUAL FUNDS 89.3%

Vanguard Developed Markets Index Fund ‘Admiral’	70,793	$957

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7,845	254

Vanguard Institutional Index Fund ‘Institutional’	4,142	1,332

Vanguard Small-Cap Index Fund ‘Admiral’	1,531	135

Total Mutual Funds (Cost $2,678)		2,678

Total Investments in Securities (Cost $2,678)		2,678

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

MUTUAL FUNDS (a) 6.3%

PIMCO Emerging Markets Local Currency and Bond Fund	7,070	$39

PIMCO Income Fund	2,490	26

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,286	12

PIMCO Long-Term Real Return Fund	6,874	30

PIMCO Long-Term U.S. Government Fund	12,208	46

PIMCO Real Return Fund	1,140	11

PIMCO Total Return Fund	3,046	26

Total Mutual Funds (Cost $190)		190

Total Investments in Affiliates (Cost $190)		190

Total Investments 95.6% (Cost $2,868)		$2,868

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		0
Other Assets and Liabilities, net 4.4%		132

Net Assets 100.0%		$3,000

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	6	4.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	$121	$0	$0	$0	$0

Total Swap Agreements								$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$2,678	$0	$0	$2,678

	$2,678	$0	$0	$2,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Affiliates, at Value
Mutual Funds	$190	$0	$0	$190

Total Investments	$2,868	$0	$0	$2,868

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Schedule of Investments	PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 41.8%

MUTUAL FUNDS 41.4%

Vanguard Developed Markets Index Fund ‘Institutional’	2,799,276	$37,874

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	501,970	12,374

Vanguard Institutional Index Fund ‘Institutional’	146,516	47,124

Vanguard Small-Cap Index Fund ‘Admiral’	28,374	2,495

Total Mutual Funds (Cost $91,363)		99,867

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		441

U.S. TREASURY BILLS 0.2%
4.235% due 03/02/2023 - 03/23/2023 (a)(b)(g)	$597	592

Total Short-Term Instruments (Cost $1,033)		1,033

Total Investments in Securities (Cost $92,396)		100,900

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 57.3%

MUTUAL FUNDS (c) 55.0%

PIMCO Emerging Markets Local Currency and Bond Fund	2,339,322	$12,866

PIMCO High Yield Fund	820,803	6,164

PIMCO Income Fund	3,707,075	38,368

PIMCO International Bond Fund (U.S. Dollar-Hedged)	779,486	7,249

PIMCO Long-Term Real Return Fund	2,960,970	13,058

PIMCO Long-Term U.S. Government Fund	3,563,999	13,294

PIMCO Real Return Fund	940,902	9,400

PIMCO Total Return Fund	3,808,533	32,220

Total Mutual Funds (Cost $159,468)		132,619

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III	575,635	$5,593

Total Short-Term Instruments (Cost $5,591)		5,593

Total Investments in Affiliates (Cost $165,059)		138,212

Total Investments 99.1% (Cost $257,455)		$239,112

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,178)		561

Other Assets and Liabilities, net 0.7%		1,607

Net Assets 100.0%		$241,280

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$441	U.S. Treasury Bills 0.000% due 06/01/2023	$(450)	$441	$441

Total Repurchase Agreements						$(450)	$441	$441

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$441	$0	$0	$441	$(450)	$(9)

Total Borrowings and Other Financing Transactions	$441	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

72	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,050.000	03/17/2023	13	$1	$111	$11
Put - CBOE S&P 500	3,375.000	03/17/2023	26	3	326	74
Put - CBOE S&P 500	2,850.000	06/16/2023	42	4	472	101
Put - CBOE S&P 500	3,075.000	09/15/2023	36	4	437	248
Put - CBOE S&P 500	2,900.000	12/15/2023	11	1	91	77
Put - CBOE S&P 500	3,150.000	12/15/2023	28	3	335	296

Total Purchased Options					$1,772	$807

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,500.000	03/17/2023	26	$3	$(115)	$(7)
Put - CBOE S&P 500	2,200.000	06/16/2023	42	4	(196)	(32)
Put - CBOE S&P 500	2,350.000	09/15/2023	36	4	(156)	(69)
Put - CBOE S&P 500	2,500.000	12/15/2023	28	3	(127)	(103)

Total Written Options					$(594)	$(211)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$807	$0	$0	$807	$(211)	$0	$0	$(211)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	248	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$4,982	$0	$(21)	$0	$(21)
	Receive	FNRETR Index	136	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	2,732	0	(12)	0	(12)
	Receive	FNRETR Index	52		Monthly	10/18/2023	1,045	0	(2)	0	(2)

Total Swap Agreements								$0	$(35)	$0	$(35)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(35)	$(35)	$(35)	$592	$557

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(35)	$(35)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

(g)

Securities with an aggregate market value of $592 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$807	$0	$0	$807

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$211	$0	$0	$211

Over the counter
Swap Agreements	$0	$0	$35	$0	$0	$35

	$0	$0	$246	$0	$0	$246

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(864)	$0	$0	$(864)
Written Options	0	0	202	0	0	202

	$0	$0	$(662)	$0	$0	$(662)

Over the counter
Swap Agreements	$0	$0	$(475)	$0	$0	$(475)

	$0	$0	$(1,137)	$0	$0	$(1,137)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(874)	$0	$0	$(874)
Written Options	0	0	248	0	0	248

	$0	$0	$(626)	$0	$0	$(626)

Over the counter
Swap Agreements	$0	$0	$(25)	$0	$0	$(25)

	$0	$0	$(651)	$0	$0	$(651)

74	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Mutual Funds	$99,867	$0	$0	$99,867
Short-Term Instruments
Repurchase Agreements	0	441	0	441
U.S. Treasury Bills	0	592	0	592

	$99,867	$1,033	$0	$100,900

Investments in Affiliates, at Value
Mutual Funds	132,619	0	0	132,619
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,593	0	0	5,593

	$138,212	$0	$0	$138,212

Total Investments	$238,079	$1,033	$0	$239,112

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$807	$0	$807

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(211)	0	(211)
Over the counter	0	(35)	0	(35)

	$0	$(246)	$0	$(246)

Total Financial Derivative Instruments	$0	$561	$0	$561

Totals	$238,079	$1,594	$0	$239,673

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	75

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2065 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A

76	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net

Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	77

Notes to Financial Statements	(Cont.)

has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Funds’ shares, or each of their respective share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

78	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of each Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	79

Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and

80	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2022 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$11,974	$3,226	$(1,164)	$(177)	$830	$14,689	$291	$0

PIMCO High Yield Fund	5,381	1,615	(193)	(34)	(58)	6,711	184	86

PIMCO Income Fund	29,051	11,717	(1,703)	(227)	(579)	38,259	1,238	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	5,250	2,210	(176)	(21)	(259)	7,004	76	104

PIMCO Long-Term Real Return Fund	13,527	5,060	(436)	(181)	(1,921)	16,049	1,076	0

PIMCO Long-Term U.S. Government Fund	16,688	5,560	(1,970)	(447)	(1,587)	18,244	228	0

PIMCO Real Return Fund	7,170	2,793	0	0	(545)	9,418	321	0

PIMCO Short-Term Floating NAV Portfolio III	5,644	43,520	(40,300)	4	5	8,873	119	0

PIMCO Total Return Fund	23,699	10,526	(1,184)	(212)	(1,340)	31,489	783	0

Totals	$118,384	$86,227	$(47,126)	$(1,295)	$(5,454)	$150,736	$4,316	$190

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$12,034	$3,162	$(254)	$(39)	$521	$15,424	$303	$0

PIMCO High Yield Fund	4,820	1,581	0	0	(78)	6,323	169	81

PIMCO Income Fund	20,991	8,571	(1,016)	(113)	(494)	27,939	927	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,514	1,608	(192)	(21)	(171)	4,738	52	73

PIMCO Long-Term Real Return Fund	13,618	6,533	0	0	(2,191)	17,960	1,116	0

PIMCO Long-Term U.S. Government Fund	19,664	7,790	(877)	7	(2,039)	24,545	277	0

PIMCO Real Return Fund	5,322	2,140	0	0	(422)	7,040	244	0

PIMCO Short-Term Floating NAV Portfolio III	7,912	43,060	(40,400)	2	9	10,583	161	0

PIMCO Total Return Fund	16,201	7,186	(719)	(144)	(946)	21,578	556	0

Totals	$104,076	$81,631	$(43,458)	$(308)	$(5,811)	$136,130	$3,805	$154

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$9,580	$4,106	$(974)	$(151)	$750	$13,311	$251	$0

PIMCO High Yield Fund	3,092	1,424	0	0	(66)	4,450	112	55

PIMCO Income Fund	13,006	7,196	(987)	(91)	(308)	18,816	606	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,105	1,059	0	0	(124)	3,040	32	47

PIMCO Long-Term Real Return Fund	8,614	5,920	(320)	(116)	(1,332)	12,766	743	0

PIMCO Long-Term U.S. Government Fund	13,213	7,794	(296)	(59)	(1,680)	18,972	194	0

PIMCO Real Return Fund	3,574	1,725	0	0	(294)	5,005	170	0

PIMCO Short-Term Floating NAV Portfolio III	9,094	58,874	(53,000)	(6)	15	14,977	174	0

PIMCO Total Return Fund	10,005	5,593	(550)	(87)	(620)	14,341	365	0

Totals	$72,283	$93,691	$(56,127)	$(510)	$(3,659)	$105,678	$2,647	$102

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	81

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$8,184	$2,616	$(308)	$(49)	$531	$10,974	$207	$0

PIMCO High Yield Fund	1,414	951	0	0	(26)	2,339	51	25

PIMCO Income Fund	8,323	4,191	(394)	(26)	(225)	11,869	374	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,474	632	0	0	(77)	2,029	21	30

PIMCO Long-Term Real Return Fund	6,160	3,416	(161)	(82)	(903)	8,430	514	0

PIMCO Long-Term U.S. Government Fund	9,423	4,430	(130)	(41)	(1,156)	12,526	134	0

PIMCO Real Return Fund	2,653	1,113	0	0	(203)	3,563	121	0

PIMCO Short-Term Floating NAV Portfolio III	9,930	47,570	(44,500)	4	6	13,010	169	0

PIMCO Total Return Fund	6,858	3,307	(188)	(36)	(430)	9,511	240	0

Totals	$54,419	$68,226	$(45,681)	$(230)	$(2,483)	$74,251	$1,831	$55

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$5,343	$2,094	$(213)	$(50)	$358	$7,532	$135	$0

PIMCO High Yield Fund	272	285	0	0	(3)	554	9	4

PIMCO Income Fund	4,420	2,073	(201)	(13)	(113)	6,166	191	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,007	368	0	0	(52)	1,323	15	20

PIMCO Long-Term Real Return Fund	4,001	2,311	0	0	(662)	5,650	336	0

PIMCO Long-Term U.S. Government Fund	6,351	3,143	(319)	(55)	(725)	8,395	88	0

PIMCO Real Return Fund	1,587	616	0	0	(119)	2,084	73	0

PIMCO Short-Term Floating NAV Portfolio III	9,168	39,061	(35,700)	1	11	12,541	161	0

PIMCO Total Return Fund	4,085	2,068	(284)	(29)	(243)	5,597	141	0

Totals	$36,234	$52,019	$(36,717)	$(146)	$(1,548)	$49,842	$1,149	$24

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,620	$936	$(136)	$(26)	$220	$4,614	$89	$0

PIMCO Income Fund	2,573	969	0	0	(80)	3,462	114	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	920	215	0	0	(50)	1,085	13	20

PIMCO Long-Term Real Return Fund	2,820	1,406	0	0	(454)	3,772	229	0

PIMCO Long-Term U.S. Government Fund	4,488	1,941	(288)	(44)	(489)	5,608	60	0

PIMCO Real Return Fund	1,062	372	0	0	(78)	1,356	48	0

PIMCO Short-Term Floating NAV Portfolio III	6,832	31,757	(26,800)	0	11	11,800	156	0

PIMCO Total Return Fund	2,705	1,089	(173)	(10)	(159)	3,452	88	0

Totals	$25,020	$38,685	$(27,397)	$(80)	$(1,079)	$35,149	$797	$20

82	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,056	$700	$(102)	$(22)	$135	$2,767	$52	$0

PIMCO Income Fund	1,384	501	0	0	(45)	1,840	63	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	592	267	0	0	(36)	823	9	12

PIMCO Long-Term Real Return Fund	1,611	751	0	0	(263)	2,099	134	0

PIMCO Long-Term U.S. Government Fund	2,565	1,019	(136)	(35)	(273)	3,140	35	0

PIMCO Real Return Fund	576	222	0	0	(48)	750	27	0

PIMCO Short-Term Floating NAV Portfolio III	6,009	22,711	(20,100)	0	8	8,628	112	0

PIMCO Total Return Fund	1,433	501	0	0	(98)	1,836	49	0

Totals	$16,226	$26,672	$(20,338)	$(57)	$(620)	$21,883	$481	$12

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$312	$244	$0	$0	$24	$580	$10	$0

PIMCO Income Fund	210	175	0	0	(8)	377	12	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	91	88	0	0	(7)	172	2	3

PIMCO Long-Term Real Return Fund	237	245	0	0	(50)	432	24	0

PIMCO Long-Term U.S. Government Fund	370	358	(15)	(4)	(57)	652	6	0

PIMCO Real Return Fund	91	84	0	0	(9)	166	5	0

PIMCO Short-Term Floating NAV Portfolio III	902	7,419	(6,700)	1	1	1,623	20	0

PIMCO Total Return Fund	212	182	0	0	(18)	376	10	0

Totals	$2,425	$8,795	$(6,715)	$(3)	$(124)	$4,378	$89	$3

PIMCO REALPATH® Blend 2065 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$39	$0	$0	$0	$39	$0	$0

PIMCO Income Fund	0	26	0	0	0	26	0	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	12	0	0	0	12	0	0

PIMCO Long-Term Real Return Fund	0	30	0	0	0	30	0	0

PIMCO Long-Term U.S. Government Fund	0	46	0	0	0	46	0	0

PIMCO Real Return Fund	0	11	0	0	0	11	0	0

PIMCO Total Return Fund	0	26	0	0	0	26	0	0

Totals	$0	$190	$0	$0	$0	$190	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	83

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$11,863	$2,278	$(1,873)	$(225)	$823	$12,866	$278	$0

PIMCO High Yield Fund	5,613	965	(338)	(50)	(26)	6,164	183	83

PIMCO Income Fund	35,725	7,821	(4,242)	(321)	(615)	38,368	1,443	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6,681	1,409	(504)	(54)	(283)	7,249	93	123

PIMCO Long-Term Real Return Fund	12,072	3,871	(1,145)	(553)	(1,187)	13,058	905	0

PIMCO Long-Term U.S. Government Fund	12,614	3,244	(1,075)	(406)	(1,083)	13,294	166	0

PIMCO Real Return Fund	8,748	1,914	(631)	(42)	(589)	9,400	375	0

PIMCO Short-Term Floating NAV Portfolio III	3,303	48,387	(46,100)	2	1	5,593	87	0

PIMCO Total Return Fund	30,158	7,108	(3,145)	(378)	(1,523)	32,220	931	0

Totals	$126,777	$76,997	$(59,053)	$(2,027)	$(4,482)	$138,212	$4,461	$206

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements,

84	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

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Notes to Financial Statements	(Cont.)

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference

86	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

Allocation	X	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X	X

Small Fund	—	—	—	—	—	—	—	X	—	—

Equity	X	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset Backed Securities	X	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds

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Notes to Financial Statements	(Cont.)

to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar instruments, including leverage, liquidity, interest rate, market, counterparty (including credit),operational, legal and management risks, and valuation complexity. Changes in the value of a derivative and other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to

88	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign

(non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

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Notes to Financial Statements	(Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics.

Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

90	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	91

Notes to Financial Statements	(Cont.)

agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend 2065 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

92	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2022, the Distributor retained $12,068 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023 (for all Funds except PIMCO REALPATH® Blend 2065 Fund) or October 31, 2024 (for PIMCO REALPATH® Blend 2065 Fund), to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$14	$14

PIMCO RealPath® Blend 2030 Fund	0	0	17	17

PIMCO RealPath® Blend 2035 Fund	0	0	14	14

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	93

Notes to Financial Statements	(Cont.)

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2040 Fund	$0	$0	$15	$15

PIMCO RealPath® Blend 2045 Fund	0	0	16	16

PIMCO RealPath® Blend 2050 Fund	0	1	17	18

PIMCO RealPath® Blend 2055 Fund	0	0	7	7

PIMCO RealPath® Blend 2060 Fund	67	0	1	68

PIMCO RealPath® Blend Income Fund	0	0	15	15

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$73,591	$24,188

PIMCO REALPATH® Blend 2030 Fund	0	0	84,764	17,241

PIMCO REALPATH® Blend 2035 Fund	0	0	107,742	21,667

PIMCO REALPATH® Blend 2040 Fund	0	0	85,152	17,470

PIMCO REALPATH® Blend 2045 Fund	0	0	80,199	13,354

PIMCO REALPATH® Blend 2050 Fund	0	0	67,945	12,624

PIMCO REALPATH® Blend 2055 Fund	0	0	50,936	6,302

PIMCO REALPATH® Blend 2060 Fund	0	0	21,591	2,826

PIMCO REALPATH® Blend 2065 Fund	0	0	2,868	0

PIMCO REALPATH® Blend Income Fund	0	0	51,171	29,367

†	A zero balance may reflect actual amounts rounding to less than one thousand.

94	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,756	$75,130	6,242	$80,925	7,744	$89,698	7,130	$96,460

Administrative Class	177	1,999	272	3,509	150	1,747	303	4,107

Class A	52	582	141	1,844	37	423	137	1,873
Issued as reinvestment of distributions

Institutional Class	745	8,308	585	7,804	753	8,768	620	8,658

Administrative Class	80	892	76	1,020	79	919	84	1,183

Class A	16	182	23	310	20	235	22	315
Cost of shares redeemed

Institutional Class	(2,651)	(30,012)	(4,395)	(57,184)	(2,182)	(25,705)	(4,210)	(56,697)

Administrative Class	(105)	(1,183)	(263)	(3,432)	(93)	(1,072)	(220)	(3,006)

Class A	(182)	(2,011)	(301)	(3,863)	(24)	(275)	(143)	(1,921)

Net increase (decrease) resulting from Fund share transactions	4,888	$53,887	2,380	$30,933	6,484	$74,738	3,723	$50,972

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,494	$102,980	7,204	$100,911	7,037	$87,639	6,180	$88,871

Administrative Class	189	2,290	331	4,715	126	1,589	208	2,931

Class A	50	616	89	1,272	57	704	75	1,090
Issued as reinvestment of distributions

Institutional Class	645	7,825	459	6,682	566	7,089	489	7,393

Administrative Class	63	759	66	965	39	483	48	733

Class A	16	200	17	245	15	192	20	300
Cost of shares redeemed

Institutional Class	(1,830)	(22,707)	(3,103)	(43,060)	(1,814)	(22,927)	(2,773)	(38,905)

Administrative Class	(60)	(721)	(215)	(3,063)	(123)	(1,533)	(156)	(2,207)

Class A	(8)	(99)	(72)	(1,045)	(24)	(289)	(98)	(1,369)

Net increase (decrease) resulting from Fund share transactions	7,559	$91,143	4,776	$67,622	5,879	$72,947	3,993	$58,837

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,445	$81,335	5,303	$77,193	5,552	$70,897	4,764	$69,813

Administrative Class	151	1,891	234	3,405	177	2,244	176	2,585

Class A	31	396	45	659	33	428	64	951
Issued as reinvestment of distributions

Institutional Class	493	6,264	428	6,584	460	5,914	462	7,211

Administrative Class	37	464	44	675	38	482	51	792

Class A	8	99	9	141	7	89	11	173
Cost of shares redeemed

Institutional Class	(1,427)	(18,468)	(2,397)	(34,648)	(1,340)	(17,302)	(2,080)	(30,553)

Administrative Class	(93)	(1,169)	(120)	(1,763)	(71)	(904)	(150)	(2,242)

Class A	(4)	(49)	(41)	(618)	(10)	(130)	(102)	(1,507)

Net increase (decrease) resulting from Fund share transactions	5,641	$70,763	3,505	$51,628	4,846	$61,718	3,196	$47,223

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	95

Notes to Financial Statements	(Cont.)

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,424	$57,159	4,887	$72,104	2,325	$23,202	1,709	$19,212

Administrative Class	164	2,106	230	3,411	47	463	33	376

Class A	54	677	47	684	23	210	35	416
Issued as reinvestment of distributions

Institutional Class	309	4,012	258	4,051	56	566	94	1,140

Administrative Class	16	213	17	261	1	10	1	14

Class A	5	61	6	88	1	9	7	90
Cost of shares redeemed

Institutional Class	(1,234)	(16,218)	(1,763)	(25,902)	(465)	(4,663)	(443)	(5,001)

Administrative Class	(43)	(552)	(98)	(1,456)	(13)	(132)	(2)	(22)

Class A	(21)	(259)	(52)	(761)	(9)	(84)	(54)	(627)

Net increase (decrease) resulting from Fund share transactions	3,674	$47,199	3,532	$52,480	1,966	$19,581	1,380	$15,598

	PIMCO REALPATH® Blend 2065 Fund		PIMCO REALPATH® Blend Income Fund
	Inception date through 12/31/2022(a) (Unaudited)		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	280	$2,800	5,544	$59,180	5,321	$66,789

Administrative Class	10	100	58	620	221	2,789

Class A	10	100	120	1,265	1,004	12,546
Issued as reinvestment of distributions

Institutional Class	0	0	512	5,451	583	7,420

Administrative Class	0	0	63	677	90	1,147

Class A	0	0	62	653	91	1,150
Cost of shares redeemed

Institutional Class	0	0	(3,222)	(34,692)	(4,928)	(61,063)

Administrative Class	0	0	(189)	(1,994)	(402)	(4,987)

Class A	0	0	(651)	(6,953)	(807)	(9,964)

Net increase (decrease) resulting from Fund share transactions	300	$3,000	2,297	$24,207	1,173	$15,827

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 30, 2022.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	16	0

PIMCO REALPATH® Blend 2030 Fund	1	0	12	0

PIMCO REALPATH® Blend 2035 Fund	1	0	11	0

PIMCO REALPATH® Blend 2040 Fund	1	0	12	0

PIMCO REALPATH® Blend 2045 Fund	1	0	11	0

PIMCO REALPATH® Blend 2055 Fund	1	0	15	0

PIMCO REALPATH® Blend 2060 Fund	1	0	21	0

96	PIMCO EQUITY SERIES

December 31, 2022 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S. registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	0	0

PIMCO REALPATH® Blend 2065 Fund	0	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	97

Notes to Financial Statements	(Cont.)	December 31, 2022 (Unaudited)

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2025 Fund	$317,035	$7,799	$(36,672)	$(28,873)

PIMCO REALPATH® Blend 2030 Fund	368,197	9,977	(35,395)	(25,418)

PIMCO REALPATH® Blend 2035 Fund	354,871	6,924	(24,637)	(17,713)

PIMCO REALPATH® Blend 2040 Fund	332,135	9,930	(19,974)	(10,044)

PIMCO REALPATH® Blend 2045 Fund	305,891	9,941	(14,927)	(4,986)

PIMCO REALPATH® Blend 2050 Fund	289,399	9,907	(8,606)	1,301

PIMCO REALPATH® Blend 2055 Fund	211,282	2,957	(8,581)	(5,624)

PIMCO REALPATH® Blend 2060 Fund	45,719	0	(3,196)	(3,196)

PIMCO REALPATH® Blend 2065 Fund	2,868	0	0	0

PIMCO REALPATH® Blend Income Fund	266,456	9,253	(36,036)	(26,783)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

98	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	99

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0541	$0.0000	$0.0000	$0.0541

December 2022	$0.1503	$0.0000	$0.0000	$0.1503

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0493	$0.0000	$0.0000	$0.0493

December 2022	$0.1413	$0.0000	$0.0000	$0.1413

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0455	$0.0000	$0.0000	$0.0455

December 2022	$0.1311	$0.0000	$0.0000	$0.1311

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0476	$0.0000	$0.0000	$0.0476

December 2022	$0.1361	$0.0000	$0.0000	$0.1361

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0427	$0.0000	$0.0000	$0.0427

December 2022	$0.1268	$0.0000	$0.0000	$0.1268

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0388	$0.0000	$0.0000	$0.0388

December 2022	$0.1192	$0.0000	$0.0000	$0.1192

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0360	$0.0000	$0.0000	$0.0360

December 2022	$0.1562	$0.0000	$0.0000	$0.1562

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0309	$0.0000	$0.0000	$0.0309

December 2022	$0.1466	$0.0000	$0.0000	$0.1466

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0270	$0.0000	$0.0000	$0.0270

December 2022	$0.1387	$0.0000	$0.0000	$0.1387

100	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0282	$0.0000	$0.0000	$0.0282

December 2022	$0.1428	$0.0000	$0.0000	$0.1428

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0229	$0.0000	$0.0000	$0.0229

December 2022	$0.1327	$0.0000	$0.0000	$0.1327

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0189	$0.0000	$0.0000	$0.0189

December 2022	$0.1250	$0.0000	$0.0000	$0.1250

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0257	$0.0000	$0.0000	$0.0257

December 2022	$0.1327	$0.0000	$0.0000	$0.1327

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0202	$0.0000	$0.0000	$0.0202

December 2022	$0.1227	$0.0000	$0.0000	$0.1227

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0163	$0.0000	$0.0000	$0.0163

December 2022	$0.1147	$0.0000	$0.0000	$0.1147

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0208	$0.0000	$0.0000	$0.0208

December 2022	$0.1291	$0.0000	$0.0000	$0.1291

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0154	$0.0000	$0.0000	$0.0154

December 2022	$0.1191	$0.0000	$0.0000	$0.1191

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0114	$0.0000	$0.0000	$0.0114

December 2022	$0.1109	$0.0000	$0.0000	$0.1109

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	101

Distribution Information	(Cont.)	(Unaudited)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0229	$0.0000	$0.0000	$0.0229

December 2022	$0.1354	$0.0000	$0.0000	$0.1354

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0176	$0.0000	$0.0000	$0.0176

December 2022	$0.1254	$0.0000	$0.0000	$0.1254

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0133	$0.0000	$0.0000	$0.0133

December 2022	$0.1178	$0.0000	$0.0000	$0.1178

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0129	$0.0000	$0.0000	$0.0129

December 2022	$0.0823	$0.0000	$0.0000	$0.0823

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0093	$0.0000	$0.0000	$0.0093

December 2022	$0.0749	$0.0000	$0.0000	$0.0749

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0053	$0.0000	$0.0000	$0.0053

December 2022	$0.0687	$0.0000	$0.0000	$0.0687

PIMCO REALPATH® Blend Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0579	$0.0000	$0.0000	$0.0579

December 2022	$0.1561	$0.0000	$0.0000	$0.1561

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0533	$0.0000	$0.0000	$0.0533

December 2022	$0.1471	$0.0000	$0.0000	$0.1471

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.0496	$0.0000	$0.0000	$0.0496

December 2022	$0.1392	$0.0000	$0.0000	$0.1392

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

102	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2023.

At a meeting held on November 15-16, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “New Fund Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “New Fund Supervision and Administration Agreement” and together with the New Fund Investment Advisory Contract, the “New Fund Agreements”) between the Trust, on behalf of PIMCO REALPATH® Blend 2065 Fund ( the “New Fund”) and PIMCO for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

In considering whether to approve the New Fund Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to the New Fund’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the New Fund. In addition, the Board reviewed materials provided by Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Fund Agreements. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Fund.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

In connection with the approval of the New Fund Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Fund Agreements at the November 15-16, 2022 meeting with respect to the New Fund.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Fund Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and approve the New Fund Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration

104	PIMCO EQUITY SERIES

(Unaudited)

Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

With respect to the New Fund, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Fund under the New Fund Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, the Trustees did not receive or consider investment performance information for the New Fund.

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board discussed these and other performance-related developments. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods. The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	105

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund are reasonable.

106	PIMCO EQUITY SERIES

(Unaudited)

With respect to the New Fund, PIMCO reported to the Board that, in considering fees for the New Fund, it analyzed a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Fund Agreements were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and the New Fund’s cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and the New Fund and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	107

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to the New Fund by PIMCO supported the approval of the New Fund Agreements. The Independent Trustees and the Board as a whole concluded that the New Fund Agreements were fair and reasonable to the New Fund and its shareholders and that the approval of the New Fund Agreements was in the best interest of the New Fund and its shareholders.

108	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123122

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2022

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	9	34

PIMCO RAE Global ex-US Fund	11	42

PIMCO RAE International Fund	13	43

PIMCO RAE US Fund	15	50

PIMCO RAE US Small Fund	17	53

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned 2.31%.

2	PIMCO EQUITY SERIES

Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

PIMCO RAE Global ex-US Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

4	PIMCO EQUITY SERIES

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average

Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

6	PIMCO EQUITY SERIES

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

Important Information About the Funds	(Cont.)

fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

8	PIMCO EQUITY SERIES

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	7.47%	(10.44)%	0.79%	2.52%	5.37%
PIMCO RAE Emerging Markets Fund I-2	7.46%	(10.53)%	0.69%	2.44%	5.32%
PIMCO RAE Emerging Markets Fund Class A	7.32%	(10.74)%	0.44%	2.27%	5.22%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	3.28%	(14.10)%	(0.33)%	1.88%	4.98%
MSCI Emerging Markets Value Index±	(2.26)%	(15.83)%	(1.59)%	0.06%	3.41%
MSCI Emerging Markets Index±±ª	(2.99)%	(20.09)%	(1.40)%	1.44%	3.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares and 1.12% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of December 31, 2022†§

China	20.7%
South Korea	14.4%
India	13.2%
Thailand	8.5%
Taiwan	8.0%
Turkey	6.4%
South Africa	6.1%
Brazil	5.7%
Indonesia	4.1%
Mexico	4.0%
Short-Term Instruments	2.0%
Hong Kong	2.0%
Malaysia	1.8%
Other	3.1%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector detracted from relative returns, as the detraction from the Fund’s return was larger than the detraction from the benchmark return.

»	Security selection in the health care sector detracted from relative returns, as the detraction from the Fund’s return was larger than the detraction from the benchmark return.

»	Security selection in the consumer staples sector detracted from relative returns, as the detraction from the Fund’s return was larger than the detraction from the benchmark return.

10	PIMCO EQUITY SERIES

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	5.24%	(9.14)%	0.44%	2.97%
PIMCO RAE Global ex-US Fund I-2	5.19%	(9.16)%	0.40%	2.90%
PIMCO RAE Global ex-US Fund Class A	5.08%	(9.42)%	0.10%	2.63%
PIMCO RAE Global ex-US Fund Class A (adjusted)	1.10%	(12.82)%	(0.67)%	2.11%
MSCI All Country World ex US Value Index±	3.63%	(8.59)%	(0.05)%	1.89%
MSCI All Country World ex US Index±±ª	2.96%	(16.00)%	0.88%	2.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 1.13% for Institutional Class shares, 1.23% for I-2 shares and 1.48% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of December 31, 2022†§

PIMCO RAE International Fund	77.3%
PIMCO RAE Emerging Markets Fund	22.7%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the materials sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the energy sector detracted from relative returns, as the sector outperformed the benchmark index.

»	There were no other material detractors for this Fund.

12	PIMCO EQUITY SERIES

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	4.54%	(8.65)%	0.41%	2.72%
PIMCO RAE International Fund I-2	4.50%	(8.74)%	0.30%	2.63%
PIMCO RAE International Fund Class A	4.28%	(9.01)%	0.04%	2.36%
PIMCO RAE International Fund Class A (adjusted)	0.34%	(12.43)%	(0.71)%	1.84%
MSCI EAFE Value Index±	7.43%	(5.58)%	0.17%	1.84%
MSCI EAFE Index±±ª	6.36%	(14.45)%	1.54%	3.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of December 31, 2022†§

Japan	30.4%
United Kingdom	12.6%
Spain	7.9%
Netherlands	5.6%
Canada	5.4%
Australia	5.3%
Italy	4.8%
Germany	3.9%
France	3.8%
Switzerland	3.5%
Short-Term Instruments	3.4%
Hong Kong	2.9%
Finland	2.3%
Israel	1.9%
Sweden	1.7%
Portugal	1.2%
Other	3.4%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the health care sector contributed to relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the materials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

14	PIMCO EQUITY SERIES

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	10.61%	(3.38)%	8.30%	11.48%	8.51%
PIMCO RAE US Fund I-2	10.56%	(3.44)%	8.19%	11.40%	8.47%
PIMCO RAE US Fund Class A	10.36%	(3.76)%	7.85%	11.13%	8.33%
PIMCO RAE US Fund Class A (adjusted)	6.21%	(7.34)%	7.03%	10.71%	8.11%
Russell 1000® Value Index±	6.10%	(7.54)%	6.67%	10.29%	7.34%♦
S&P 500 Index±±ª	2.31%	(18.11)%	9.42%	12.56%	8.77%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2004.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.41% for Institutional Class shares, 0.51% for I-2 shares and 0.81% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of December 31, 2022†§

Health Care	23.1%
Information Technology	20.1%
Energy	19.6%
Consumer Staples	9.0%
Financials	8.2%
Utilities	6.0%
Consumer Discretionary	5.8%
Industrials	3.6%
Communication Services	2.0%
Real Estate	1.2%
Materials	0.7%
Short-Term Instruments	0.7%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the communication services sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to the information technology sector detracted from relative returns, as the sector underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the industrials sector detracted from relative returns, as the sector outperformed the benchmark index.

16	PIMCO EQUITY SERIES

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022**

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	7.92%	(4.64)%	8.72%	11.39%	8.82%
PIMCO RAE US Small Fund I-2	7.86%	(4.62)%	8.64%	11.30%	8.77%
PIMCO RAE US Small Fund Class A	7.60%	(5.09)%	8.28%	11.04%	8.62%
PIMCO RAE US Small Fund Class A (adjusted)	3.59%	(8.62)%	7.45%	10.62%	8.38%
Russell 2000® Value Index±	3.42%	(14.48)%	4.13%	8.48%	6.61%
Russell 2000® Index±±ª	3.91%	(20.44)%	4.13%	9.01%	7.21%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 9/30/2005.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.51% for Institutional Class shares, 0.61% for I-2 shares and 0.91% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of December 31, 2022†§

Energy	17.7%
Consumer Discretionary	16.5%
Real Estate	10.8%
Industrials	10.1%
Information Technology	9.6%
Financials	9.1%
Health Care	8.5%
Consumer Staples	5.8%
Materials	5.4%
Utilities	4.1%
Communication Services	1.3%
Short-Term Instruments	1.1%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

18	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,074.70	$4.07	$1,000.00	$1,021.56	$3.97	0.77%
I-2	1,000.00	1,074.60	4.60	1,000.00	1,021.05	4.48	0.87
Class A	1,000.00	1,073.20	5.92	1,000.00	1,019.77	5.76	1.12

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,052.40	$0.00	$1,000.00	$1,025.48	$0.00	0.00%
I-2	1,000.00	1,051.90	0.52	1,000.00	1,024.97	0.52	0.10
Class A	1,000.00	1,050.80	1.83	1,000.00	1,023.70	1.80	0.35

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,045.40	$2.61	$1,000.00	$1,022.93	$2.58	0.50%
I-2	1,000.00	1,045.00	3.13	1,000.00	1,022.42	3.09	0.60
Class A	1,000.00	1,042.80	4.42	1,000.00	1,021.15	4.38	0.85

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,106.10	$2.15	$1,000.00	$1,023.44	$2.06	0.40%
I-2	1,000.00	1,105.60	2.68	1,000.00	1,022.93	2.58	0.50
Class A	1,000.00	1,103.60	4.29	1,000.00	1,021.40	4.12	0.80

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,079.20	$2.65	$1,000.00	$1,022.93	$2.58	0.50%
I-2	1,000.00	1,078.60	3.18	1,000.00	1,022.42	3.09	0.60
Class A	1,000.00	1,076.00	4.76	1,000.00	1,020.89	4.63	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2022 - 12/31/2022+	$8.85	$0.23	$0.42	$0.65	$(0.05)	$(0.92)	$0.00	$(0.97)

06/30/2022	12.02	0.55	(2.76)	(2.21)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.83	0.27	4.09	4.36	(0.17)	0.00	0.00	(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)
I-2

07/01/2022 - 12/31/2022+	8.80	0.21	0.43	0.64	(0.04)	(0.92)	0.00	(0.96)

06/30/2022	11.97	0.50	(2.71)	(2.21)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)
Class A

07/01/2022 - 12/31/2022+	8.70	0.21	0.41	0.62	(0.03)	(0.92)	0.00	(0.95)

06/30/2022	11.86	0.47	(2.68)	(2.21)	(0.95)	0.00	0.00	(0.95)

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2022 - 12/31/2022+	$8.78	$0.17	$0.29	$0.46	$(0.15)	$(0.60)	$0.00	$(0.75)

06/30/2022	11.65	1.15	(2.80)	(1.65)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.20	0.21	3.45	3.66	(0.21)	0.00	0.00	(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)
I-2

07/01/2022 - 12/31/2022+	8.80	0.15	0.31	0.46	(0.15)	(0.60)	0.00	(0.75)

06/30/2022	11.67	1.39	(3.04)	(1.65)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)
Class A

07/01/2022 - 12/31/2022+	8.62	0.17	0.27	0.44	(0.14)	(0.60)	0.00	(0.74)

06/30/2022	11.48	1.08	(2.74)	(1.66)	(1.20)	0.00	0.00	(1.20)

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

PIMCO RAE International Fund
Institutional Class

07/01/2022 - 12/31/2022+	$7.55	$0.09	$0.25	$0.34	$(0.17)	$(0.36)	$0.00	$(0.53)

06/30/2022	11.23	0.36	(1.69)	(1.33)	(0.46)	(1.89)	0.00	(2.35)

06/30/2021	8.11	0.27	3.08	3.35	(0.23)	0.00	0.00	(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)
I-2

07/01/2022 - 12/31/2022+	7.51	0.09	0.25	0.34	(0.17)	(0.36)	0.00	(0.53)

06/30/2022	11.17	0.35	(1.69)	(1.34)	(0.43)	(1.89)	0.00	(2.32)

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.53	7.47%	$1,076,171	0.77	%*	0.78	%*	0.75	%*	0.76	%*	5.08	%*	32%

8.85	(19.72)	1,247,735	0.76		0.77		0.75		0.76		5.13		109

12.02	56.09	1,716,375	0.79	(f)	0.85	(f)	0.78	(f)	0.84	(f)	2.66		79

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70		56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94		25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

8.48	7.46	64,460	0.87	*	0.88	*	0.85	*	0.86	*	4.76	*	32

8.80	(19.78)	69,156	0.86		0.87		0.85		0.86		4.73		109

11.97	55.95	59,609	0.89	(g)	0.95	(g)	0.88	(g)	0.94	(g)	2.71		79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58		56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

8.37	7.32	10,829	1.12	*	1.13	*	1.10	*	1.11	*	4.75	*	32

8.70	(19.97)	12,611	1.11		1.12		1.10		1.11		4.43		109

11.86	55.42	15,798	1.14	(g)	1.20	(g)	1.13	(g)	1.19	(g)	2.24		79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61		56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

$8.49	5.24%	$72,335	0.00	%*	0.56	%*	0.00	%*	0.56	%*	3.86	%*	4%

8.78	(15.58)	69,094	0.00		0.56		0.00		0.56		10.87		7

11.65	44.96	80,502	0.02	(h)	0.63	(h)	0.02	(h)	0.63	(h)	2.08		18

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03		34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13		17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

8.51	5.19	289	0.10	*	0.66	*	0.10	*	0.66	*	3.51	*	4

8.80	(15.57)	307	0.10		0.66		0.10		0.66		13.36		7

11.67	44.90	154	0.12	(f)	0.73	(f)	0.12	(f)	0.73	(f)	0.18		18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14		34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

8.32	5.08	16,541	0.35	*	0.91	*	0.35	*	0.91	*	4.00	*	4

8.62	(15.87)	9,334	0.35		0.91		0.35		0.91		10.37		7

11.48	44.43	11,523	0.37	(f)	0.98	(f)	0.37	(f)	0.98	(f)	1.88		18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66		34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

$7.36	4.54%	$701,245	0.50	%*	0.51	%*	0.50	%*	0.51	%*	2.44	%*	48%

7.55	(14.14)	503,685	0.51		0.52		0.50		0.51		3.77		58

11.23	41.64	1,025,896	0.51	(i)	0.55	(i)	0.51	(i)	0.55	(i)	2.79		87

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65		93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41		41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

7.32	4.50	10,537	0.60	*	0.61	*	0.60	*	0.61	*	2.41	*	48

7.51	(14.25)	11,264	0.61		0.62		0.60		0.61		3.44		58

11.17	41.51	25,494	0.61	(j)	0.65	(j)	0.61	(j)	0.65	(j)	3.66		87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39		93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE International Fund (Cont.)
Class A

07/01/2022 - 12/31/2022+	$7.39	$0.06	$0.25	$0.31	$(0.14)	$(0.36)	$0.00	$(0.50)

06/30/2022	11.06	0.32	(1.66)	(1.34)	(0.44)	(1.89)	0.00	(2.33)

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

PIMCO RAE US Fund
Institutional Class

07/01/2022 - 12/31/2022+	$11.81	$0.15	$1.11	$1.26	$(0.14)	$(0.83)	$0.00	$(0.97)

06/30/2022	14.03	0.26	(1.13)	(0.87)	(0.17)	(1.18)	0.00	(1.35)

06/30/2021	9.72	0.25	4.44	4.69	(0.28)	(0.10)	0.00	(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)
I-2

07/01/2022 - 12/31/2022+	11.72	0.15	1.10	1.25	(0.14)	(0.83)	0.00	(0.97)

06/30/2022	13.94	0.25	(1.13)	(0.88)	(0.16)	(1.18)	0.00	(1.34)

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)
Class A

07/01/2022 - 12/31/2022+	11.52	0.13	1.07	1.20	(0.12)	(0.83)	0.00	(0.95)

06/30/2022	13.75	0.21	(1.11)	(0.90)	(0.15)	(1.18)	0.00	(1.33)

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

PIMCO RAE US Small Fund
Institutional Class

07/01/2022 - 12/31/2022+	$8.27	$0.12	$0.55	$0.67	$(0.11)	$(0.69)	$0.00	$(0.80)

06/30/2022	15.90	0.15	(1.62)	(1.47)	(0.20)	(5.96)	0.00	(6.16)

06/30/2021	8.80	0.09	8.05	8.14	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)
I-2

07/01/2022 - 12/31/2022+	8.18	0.12	0.54	0.66	(0.11)	(0.69)	0.00	(0.80)

06/30/2022	15.80	0.15	(1.61)	(1.46)	(0.20)	(5.96)	0.00	(6.16)

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.20	4.28%	$4,900	0.85	% *	0.86	% *	0.85	% *	0.86	% *	1.53	% *	48%

7.39	(14.41)	21,550	0.86		0.87		0.85		0.86		3.49		58

11.06	41.10	25,298	0.86	(j)	0.90	(j)	0.86	(j)	0.90	(j)	2.87		87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05		93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

$12.10	10.61%	$955,365	0.40	%*	0.41	%*	0.40	%*	0.41	%*	2.42	%*	47%

11.81	(7.16)	778,671	0.40		0.41		0.40		0.41		1.94		69

14.03	48.99	915,231	0.40	(k)	0.44	(k)	0.40	(k)	0.44	(k)	2.06		54

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60		34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39		32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

12.00	10.56	51,991	0.50	*	0.51	*	0.50	*	0.51	*	2.32	*	47

11.72	(7.25)	44,350	0.50		0.51		0.50		0.51		1.87		69

13.94	48.77	39,056	0.50	(l)	0.54	(l)	0.50	(l)	0.54	(l)	1.92		54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51		34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

11.77	10.36	19,116	0.80	*	0.81	*	0.80	*	0.81	*	2.01	*	47

11.52	(7.54)	15,623	0.80		0.81		0.80		0.81		1.57		69

13.75	48.44	12,212	0.80	(j)	0.84	(j)	0.80	(j)	0.84	(j)	1.65		54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21		34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

$8.14	7.92%	$532,270	0.50	%*	0.51	%*	0.50	%*	0.51	%*	2.66	%*	38%

8.27	(13.65)	274,652	0.50		0.51		0.50		0.51		1.33		131

15.90	97.65	331,165	0.53	(k)	0.56	(k)	0.51	(k)	0.54	(k)	0.79		118

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50		202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52		64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

8.04	7.86	66,891	0.60	*	0.61	*	0.60	*	0.61	*	2.62	*	38

8.18	(13.68)	47,933	0.60		0.61		0.60		0.61		1.39		131

15.80	97.30	6,427	0.63	(l)	0.66	(l)	0.61	(l)	0.64	(l)	0.17		118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53		202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
Class A

07/01/2022 - 12/31/2022+	$8.00	$0.10	$0.53	$0.63	$(0.10)	$(0.69)	$0.00	$(0.79)

06/30/2022	15.62	0.12	(1.60)	(1.48)	(0.18)	(5.96)	0.00	(6.14)

06/30/2021	8.68	(0.04)	8.01	7.97	(0.16)	(0.87)	0.00	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(g)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.84	7.60%	$78,381	0.90	% *	0.91	% *	0.90	% *	0.91	% *	2.22	% *	38%

8.00	(13.98)	73,766	0.90		0.91		0.90		0.91		1.11		131

15.62	96.82	46,113	0.93	(j)	0.96	(j)	0.91	(j)	0.94	(j)	(0.27)		118

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22		202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07		64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,145,286	$0	$710,564	$1,023,156	$675,926
Investments in Affiliates	16,284	89,224	24,710	1,240	3,346
Cash	88	11	0	12	9
Deposits with counterparty	0	0	1,782	0	0
Foreign currency, at value	1,613	0	2,546	0	0
Receivable for investments sold	225	0	0	0	1
Receivable for investments in Affiliates sold	0	0	0	0	0
Receivable for Fund shares sold	1,861	5	9	2,416	989
Interest and/or dividends receivable	6,048	0	4,416	1,723	2,432
Reimbursement receivable from PIMCO	20	45	7	14	5
Other assets	20	0	13	0	0
Total Assets	1,171,445	89,285	744,047	1,028,561	682,708

Liabilities:

Payable for investments purchased	$2,166	$0	$0	$0	$0
Payable upon return of securities loaned	16,372	0	24,710	1,252	3,313
Deposits from counterparty	0	0	1,792	0	0
Payable for Fund shares redeemed	292	71	431	450	1,482
Overdraft due to custodian	0	0	93	0	0
Accrued investment advisory fees	513	32	200	235	213
Accrued supervisory and administrative fees	264	13	135	148	107
Accrued servicing fees	2	4	1	4	18
Accrued taxes payable	376	0	0	0	0
Other liabilities	0	0	3	0	33
Total Liabilities	19,985	120	27,365	2,089	5,166

Net Assets	$1,151,460	$89,165	$716,682	$1,026,472	$677,542

Net Assets Consist of:

Paid in capital	$1,465,177	$104,102	$717,073	$822,582	$666,844
Distributable earnings (accumulated loss)	(313,717)	(14,937)	(391)	203,890	10,698

Net Assets	$1,151,460	$89,165	$716,682	$1,026,472	$677,542

Cost of investments in securities	$1,120,634	$0	$629,289	$805,467	$623,946
Cost of investments in Affiliates	$16,284	$105,028	$24,710	$1,240	$3,346
Cost of foreign currency held	$1,528	$0	$751	$0	$0

* Includes repurchase agreements of:	$6,783	$0	$0	$5,467	$3,817

^ Includes securities on loan of:	$15,336	$0	$23,326	$1,221	$2,801

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,076,171	$72,335	$701,245	$955,365	$532,270
I-2	64,460	289	10,537	51,991	66,891
Class A	10,829	16,541	4,900	19,116	78,381

Shares Issued and Outstanding:

Institutional Class	126,114	8,516	95,309	78,980	65,391
I-2	7,603	34	1,439	4,333	8,323
Class A	1,293	1,987	680	1,624	9,993

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.53	$8.49	$7.36	$12.10	$8.14
I-2	8.48	8.51	7.32	12.00	8.04
Class A	8.37	8.32	7.20	11.77	7.84

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$14	$1	$23	$40	$43
Dividends, net of foreign taxes*	37,017	0	9,646	14,777	9,036
Dividends from Investments in Affiliates	0	1,671	0	0	0
Securities lending income	184	0	111	62	47
Total Income	37,215	1,672	9,780	14,879	9,126

Expenses:

Investment advisory fees	3,184	170	995	1,312	1,005
Supervisory and administrative fees	1,635	71	673	826	519
Distribution and/or servicing fees - Class A	14	18	10	22	101
Trustee fees	48	3	21	35	15
Interest expense	112	0	11	0	3
Miscellaneous expense	31	1	16	26	14
Total Expenses	5,024	263	1,726	2,221	1,657
Waiver and/or Reimbursement by PIMCO	(48)	(237)	(21)	(35)	(15)
Net Expenses	4,976	26	1,705	2,186	1,642

Net Investment Income (Loss)	32,239	1,646	8,075	12,693	7,484

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(47,225)	0	13,887	7,484	20,227
Investments in Affiliates	0	(1,053)	0	0	0
Net capital gain distributions received from Affiliate investments	0	5,126	0	0	0
Over the counter financial derivative instruments	20	0	(44)	0	0
Foreign currency	(2,932)	0	(374)	0	0

Net Realized Gain (Loss)	(50,137)	4,073	13,469	7,484	20,227

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	102,982	0	27,129	68,391	14,840
Investments in Affiliates	0	(1,371)	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Foreign currency assets and liabilities	(62)	0	180	0	0

Net Change in Unrealized Appreciation (Depreciation)	102,920	(1,371)	27,309	68,391	14,840

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,022	$4,348	$48,853	$88,568	$42,551

* Foreign tax withholdings - Dividends	$6,151	$0	$937	$0	$0

** Foreign capital gains tax	$1,196	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global ex-US Fund		PIMCO RAE International Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,239	$64,592	$1,646	$9,887	$8,075	$30,379
Net realized gain (loss)	(50,137)	311,732	4,073	6,060	13,469	140,409
Net change in unrealized appreciation (depreciation)	102,920	(680,361)	(1,371)	(30,683)	27,309	(278,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	85,022	(304,037)	4,348	(14,736)	48,853	(107,505)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(110,130)	(65,718)	(5,937)	(8,675)	(50,236)	(159,212)
I-2	(6,797)	(5,877)	(24)	(42)	(745)	(3,032)
Class A	(1,104)	(1,405)	(1,373)	(1,283)	(330)	(5,107)

Total Distributions(a)	(118,031)	(73,000)	(7,334)	(10,000)	(51,311)	(167,351)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(145,033)	(85,243)	13,416	11,292	182,641	(265,333)

Total Increase (Decrease) in Net Assets	(178,042)	(462,280)	10,430	(13,444)	180,183	(540,189)

Net Assets:

Beginning of period	1,329,502	1,791,782	78,735	92,179	536,499	1,076,688
End of period	$1,151,460	$1,329,502	$89,165	$78,735	$716,682	$536,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

$12,693	$21,650	$7,484	$4,670
7,484	82,856	20,227	96,742
68,391	(167,813)	14,840	(165,626)

88,568	(63,307)	42,551	(64,214)

(73,075)	(114,851)	(47,913)	(91,057)
(3,996)	(3,541)	(4,583)	(10,276)
(1,379)	(1,233)	(7,395)	(30,767)

(78,450)	(119,625)	(59,891)	(132,100)

177,710	55,077	298,531	208,960

187,828	(127,855)	281,191	12,646

838,644	966,499	396,351	383,705
$1,026,472	$838,644	$677,542	$396,351

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 97.7%

BRAZIL 4.8%

COMMUNICATION SERVICES 0.3%

Telefonica Brasil SA	385,545	$2,785

CONSUMER DISCRETIONARY 0.3%

Cogna Educacao (b)	1,129,700	454

Vibra Energia SA	1,000,337	2,933

		3,387

ENERGY 0.2%

Ultrapar Participacoes SA	963,165	2,287

FINANCIALS 1.9%

Banco do Brasil SA	3,144,740	20,345

IRB Brasil Resseguros SA	5,795,735	940

Porto Seguro SA	223,800	979

		22,264

INDUSTRIALS 0.4%

CCR SA	589,000	1,209

Embraer SA (b)	1,294,485	3,521

		4,730

INFORMATION TECHNOLOGY 1.6%

Cielo SA	18,759,345	18,664

UTILITIES 0.1%

Cia Paranaense de Energia	110,200	805

EDP - Energias do Brasil SA	119,100	470

		1,275

Total Brazil		55,392

CHILE 0.7%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones SA	66,893	231

CONSUMER DISCRETIONARY 0.0%

Falabella SA	88,756	173

CONSUMER STAPLES 0.4%

Cencosud SA	1,759,985	2,894

Cia Cervecerias Unidas SA	147,479	984

		3,878

UTILITIES 0.3%

Aguas Andinas SA ‘A’	2,103,354	486

Colbun SA	2,723,764	280

Enel Americas SA	1,147,667	154

Enel Chile SA	52,456,517	2,411

		3,331

Total Chile		7,613

CHINA 20.9%

CONSUMER DISCRETIONARY 1.4%

BAIC Motor Corp. Ltd. ‘H’	8,321,000	2,196

	SHARES	MARKET VALUE (000S)

Topsports International Holdings Ltd.	1,967,000	$1,550

Vipshop Holdings Ltd. ADR (b)	883,566	12,052

		15,798

CONSUMER STAPLES 0.2%

Want Want China Holdings Ltd.	3,169,000	2,112

ENERGY 4.3%

China Petroleum & Chemical Corp. ‘H’	56,348,400	27,149

China Shenhua Energy Co. Ltd. ‘H’	2,897,500	8,347

PetroChina Co. Ltd. ‘H’	30,030,000	13,717

		49,213

FINANCIALS 11.0%

Bank of China Ltd. ‘H’	108,504,000	39,271

Bank of Communications Co. Ltd. ‘H’	6,578,000	3,775

China Cinda Asset Management Co. Ltd. ‘H’	27,305,000	3,768

China Construction Bank Corp. ‘H’	78,715,000	49,228

China Everbright Bank Co. Ltd. ‘H’	1,838,000	560

Industrial & Commercial Bank of China Ltd. ‘H’	49,339,000	25,305

PICC Property & Casualty Co. Ltd. ‘H’	4,598,000	4,347

		126,254

HEALTH CARE 1.1%

China Resources Pharmaceutical Group Ltd.	4,398,000	3,548

CSPC Pharmaceutical Group Ltd.	3,358,000	3,496

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	103,100	171

Sinopharm Group Co. Ltd. ‘H’	2,356,000	5,963

		13,178

INDUSTRIALS 0.9%

AviChina Industry & Technology Co. Ltd. ‘H’	289,000	130

China Communications Services Corp. Ltd. ‘H’	4,930,000	1,794

China Energy Engineering Corp. Ltd. ‘H’ (d)	3,512,000	408

CITIC Ltd.	4,629,000	4,867

CRRC Corp. Ltd. ‘H’	3,628,000	1,461

Guangshen Railway Co. Ltd. ‘H’	1,458,000	268

Sinopec Engineering Group Co. Ltd. ‘H’	2,246,000	985

Sinotruk Hong Kong Ltd.	785,000	1,090

		11,003

INFORMATION TECHNOLOGY 1.3%

FIH Mobile Ltd. (b)	9,167,000	986

Lenovo Group Ltd.	16,716,000	13,615

		14,601

	SHARES	MARKET VALUE (000S)
MATERIALS 0.5%

Angang Steel Co. Ltd. ‘H’	6,602,000	$1,793

China National Building Material Co. Ltd. ‘H’	3,371,400	2,754

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	10,712,000	1,808

		6,355

REAL ESTATE 0.2%

China Evergrande Group «(b)	1,601,000	169

Guangzhou R&F Properties Co. Ltd. ‘H’ (d)	1,615,000	391

Shui On Land Ltd.	6,309,000	800

Sino-Ocean Group Holding Ltd.	6,618,000	917

		2,277

UTILITIES 0.0%

Datang International Power Generation Co. Ltd. ‘H’	1,540,000	250

Total China		241,041

GREECE 0.7%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	119,525	1,867

CONSUMER DISCRETIONARY 0.1%

OPAP SA	42,249	598

ENERGY 0.1%

Motor Oil Hellas Corinth Refineries SA	51,289	1,194

FINANCIALS 0.4%

Alpha Services & Holdings SA (b)	2,067,795	2,213

National Bank of Greece SA (b)	522,106	2,094

Piraeus Financial Holdings SA (b)	100,477	154

		4,461

Total Greece		8,120

HONG KONG 2.0%

FINANCIALS 0.1%

BOC Hong Kong Holdings Ltd.	132,500	450

Far East Horizon Ltd.	607,000	473

		923

INDUSTRIALS 0.3%

Orient Overseas International Ltd.	149,000	2,686

Shanghai Industrial Holdings Ltd.	757,000	933

		3,619

REAL ESTATE 0.2%

Poly Property Group Co. Ltd.	2,038,000	454

Shenzhen Investment Ltd.	1,950,000	334

Yuexiu Property Co. Ltd.	774,000	934

		1,722

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
UTILITIES 1.4%

China Resources Power Holdings Co. Ltd.	5,100,000	$10,392

Kunlun Energy Co. Ltd.	8,742,000	6,215

		16,607

Total Hong Kong		22,871

INDIA 13.3%

COMMUNICATION SERVICES 0.1%

Zee Entertainment Enterprises Ltd.	351,621	1,016

CONSUMER DISCRETIONARY 1.3%

Apollo Tyres Ltd.	66,487	260

Bosch Ltd.	2,710	564

Hero MotoCorp Ltd.	104,548	3,454

Mahindra & Mahindra Ltd.	422,699	6,364

Maruti Suzuki India Ltd.	13,880	1,404

Rajesh Exports Ltd.	216,116	1,912

Tata Motors Ltd. (b)	214,323	1,004

		14,962

CONSUMER STAPLES 0.9%

ITC Ltd.	2,473,287	9,900

ENERGY 2.8%

Bharat Petroleum Corp. Ltd.	130,340	520

Coal India Ltd.	2,067,188	5,624

Hindustan Petroleum Corp. Ltd.	804,577	2,281

Indian Oil Corp. Ltd.	9,332,453	8,620

Oil & Natural Gas Corp. Ltd.	6,498,312	11,567

Oil India Ltd.	1,010,555	2,551

Petronet LNG Ltd.	544,000	1,415

		32,578

FINANCIALS 1.9%

Bank of Baroda	1,246,037	2,791

Bank of India	287,829	306

IDFC Ltd.	5,387,635	5,283

Indiabulls Housing Finance Ltd. ‘L’ (b)	4,535,196	8,457

Power Finance Corp. Ltd.	1,492,632	2,544

REC Ltd.	1,231,462	1,733

Yes Bank Ltd. «(b)	3,406,176	679

		21,793

HEALTH CARE 0.4%

Glenmark Pharmaceuticals Ltd.	112,095	574

Lupin Ltd.	44,451	394

Sun Pharmaceutical Industries Ltd.	280,966	3,398

		4,366

INDUSTRIALS 0.6%

Bharat Electronics Ltd.	563,201	680

Bharat Heavy Electricals Ltd.	5,352,262	5,118

Cummins India Ltd.	26,788	447

Hindustan Aeronautics Ltd.	36,041	1,102

		7,347

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.3%

Oracle Financial Services Software Ltd.	10,830	$396

Redington Ltd.	660,900	1,442

Wipro Ltd.	293,106	1,390

		3,228

MATERIALS 4.1%

Ambuja Cements Ltd.	118,510	750

Chambal Fertilisers and Chemicals Ltd.	218,975	821

EID Parry India Ltd.	52,592	361

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	255,311	1,714

Jindal Steel & Power Ltd.	519,180	3,641

National Aluminium Co. Ltd.	8,138,173	7,904

NMDC Ltd. (b)	126,498	57

Steel Authority of India Ltd.	2,080,482	2,075

Tata Steel Ltd.	4,411,855	6,009

Vedanta Ltd.	6,318,449	23,517

		46,849

UTILITIES 0.9%

GAIL India Ltd.	554,619	644

Jaiprakash Power Ventures Ltd. (b)	16,340,189	1,486

JSW Energy Ltd.	177,363	616

NHPC Ltd.	1,276,824	613

NTPC Ltd.	2,069,481	4,162

PTC India Ltd.	1,070,430	1,047

Reliance Infrastructure Ltd. (b)	836,081	1,391

Reliance Power Ltd. (b)	6,309,173	1,091

		11,050

Total India		153,089

INDONESIA 4.2%

COMMUNICATION SERVICES 0.5%

Telkom Indonesia Persero Tbk PT	21,796,900	5,249

CONSUMER DISCRETIONARY 0.4%

Astra International Tbk PT	12,482,100	4,568

CONSUMER STAPLES 0.1%

Gudang Garam Tbk PT	261,100	302

Hanjaya Mandala Sampoerna Tbk PT	6,911,800	373

Japfa Comfeed Indonesia Tbk PT	2,012,500	167

Unilever Indonesia Tbk PT	2,750,500	831

		1,673

ENERGY 1.5%

Adaro Energy Indonesia Tbk PT	29,626,900	7,339

AKR Corporindo Tbk PT	9,127,600	821

Bukit Asam Tbk PT	7,176,200	1,702

Indo Tambangraya Megah Tbk PT	2,348,500	5,899

United Tractors Tbk PT	812,700	1,362

		17,123

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%

Bank Mandiri Persero Tbk PT	12,112,800	$7,724

Bank Negara Indonesia Persero Tbk PT	4,308,800	2,553

Bank Pan Indonesia Tbk PT	1,175,900	117

Bank Rakyat Indonesia Persero Tbk PT (b)	8,289,700	2,628

Bank Tabungan Negara Persero Tbk PT	1,605,300	139

		13,161

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	7,955,000	1,068

MATERIALS 0.2%

Indah Kiat Pulp & Paper Tbk PT	189,400	106

Indocement Tunggal Prakarsa Tbk PT	1,914,200	1,217

Semen Indonesia Persero Tbk PT	1,228,478	519

		1,842

UTILITIES 0.3%

Perusahaan Gas Negara Tbk PT	27,445,100	3,101

Total Indonesia		47,785

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd	1,147,500	169

Telekom Malaysia Bhd	1,251,400	1,534

		1,703

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	1,432,500	1,457

CONSUMER STAPLES 0.0%

British American Tobacco Malaysia Bhd	64,300	164

ENERGY 0.1%

Hengyuan Refining Co. Bhd	189,600	152

Petronas Dagangan Bhd.	67,500	352

		504

FINANCIALS 0.9%

Alliance Bank Malaysia Bhd.	424,800	354

AMMB Holdings Bhd	1,367,300	1,286

Hong Leong Financial Group Bhd	114,500	483

Malayan Banking Bhd	3,157,700	6,236

Public Bank Bhd	1,215,800	1,192

RHB Bank Bhd	755,700	993

		10,544

INDUSTRIALS 0.3%

CAPITAL A BHD (b)	11,021,800	1,563

IJM Corp. Bhd.	1,884,600	685

MISC Bhd	452,900	771

		3,019

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Mah Sing Group Bhd	2,754,600	$353

UTILITIES 0.2%

Petronas Gas Bhd	157,100	610

Tenaga Nasional Bhd	852,300	1,863

YTL Power International Bhd	1,594,096	259

		2,732

Total Malaysia		20,476

MEXICO 4.0%

COMMUNICATION SERVICES 0.9%

America Movil SAB de CV	10,979,010	9,961

Grupo Televisa SAB	817,310	743

		10,704

CONSUMER DISCRETIONARY 0.1%

Nemak SAB de CV (b)	2,432,000	694

CONSUMER STAPLES 0.5%

Coca-Cola Femsa SAB de CV	205,510	1,391

Gruma SAB de CV	96,726	1,294

Grupo Bimbo SAB de CV	630,875	2,666

Wal-Mart de Mexico SAB de CV	230,900	813

		6,164

FINANCIALS 0.2%

Grupo Financiero Inbursa SAB de CV (b)	1,528,198	2,576

INDUSTRIALS 0.3%

Alfa SAB de CV	5,213,500	3,320

MATERIALS 2.0%

Alpek SAB de CV	939,400	1,330

Cemex SAB de CV (b)	47,488,054	19,203

Grupo Mexico SAB de CV	37,600	132

Orbia Advance Corp. SAB de CV	1,067,400	1,890

		22,555

Total Mexico		46,013

PHILIPPINES 0.7%

COMMUNICATION SERVICES 0.3%

Globe Telecom, Inc.	5,938	233

PLDT, Inc.	117,265	2,767

		3,000

ENERGY 0.1%

Semirara Mining & Power Corp.	2,414,400	1,502

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	4,099,000	879

DMCI Holdings, Inc.	7,450,500	1,610

		2,489

UTILITIES 0.1%

Aboitiz Power Corp.	383,000	234

	SHARES	MARKET VALUE (000S)

First Gen Corp.	682,200	$208

		442

Total Philippines		7,433

POLAND 0.6%

COMMUNICATION SERVICES 0.0%

Orange Polska SA	215,044	327

FINANCIALS 0.4%

Bank Polska Kasa Opieki SA	60,666	1,207

Powszechny Zaklad Ubezpieczen SA	269,946	2,192

Santander Bank Polska SA	27,039	1,610

		5,009

UTILITIES 0.2%

Enea SA (b)	158,388	217

PGE Polska Grupa Energetyczna SA (b)	987,197	1,558

		1,775

Total Poland		7,111

RUSSIA 0.0%

COMMUNICATION SERVICES 0.0%

Mobile TeleSystems PJSC «(d)	290,070	0

Rostelecom PJSC «(d)	341,490	0

Sistema PJSFC «(b)	1,963,160	0

		0

CONSUMER STAPLES 0.0%

Magnit PJSC «	93,763	0

ENERGY 0.0%

Gazprom PJSC «	3,725,600	0

LUKOIL PJSC «	254,140	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	4,916,745	0

VTB Bank PJSC «(b)	23,863,615,853	32

		32

MATERIALS 0.0%

Alrosa PJSC «(b)	2,122,120	0

Magnitogorsk Iron & Steel Works PJSC «	6,974,129	0

MMC Norilsk Nickel PJSC «	3,797	0

Novolipetsk Steel PJSC «	3,113,725	0

Severstal PAO ^«(a)	339,609	0

		0

UTILITIES 0.0%

Inter RAO UES PJSC «	15,264,000	0

Rosseti PJSC «	88,235,012	0

Unipro PJSC «	3,938,000	0

		0

Total Russia		32

	SHARES	MARKET VALUE (000S)
SAUDI ARABIA 0.2%

COMMUNICATION SERVICES 0.2%

Saudi Telecom Co.	246,805	$2,402

Total Saudi Arabia		2,402

SOUTH AFRICA 6.0%

COMMUNICATION SERVICES 1.1%

MTN Group Ltd.	1,150,081	8,589

MultiChoice Group	24,208	167

Telkom SA SOC Ltd. (b)	1,124,491	1,987

Vodacom Group Ltd.	350,327	2,530

		13,273

CONSUMER DISCRETIONARY 0.5%

Motus Holdings Ltd.	279,623	1,821

Truworths International Ltd.	714,886	2,307

Woolworths Holdings Ltd.	448,948	1,749

		5,877

CONSUMER STAPLES 0.8%

AVI Ltd.	104,774	464

Distell Group Holdings Ltd. (b)	59,750	621

Shoprite Holdings Ltd.	428,881	5,685

Tiger Brands Ltd.	202,018	2,497

		9,267

FINANCIALS 2.5%

Absa Group Ltd.	729,460	8,283

FirstRand Ltd.	476,236	1,730

Momentum Metropolitan Holdings	2,006,758	2,019

Nedbank Group Ltd.	536,170	6,708

Old Mutual Ltd.	2,506,533	1,538

Standard Bank Group Ltd.	879,555	8,678

		28,956

HEALTH CARE 0.3%

Life Healthcare Group Holdings Ltd.	878,163	872

Netcare Ltd.	2,639,396	2,257

		3,129

INDUSTRIALS 0.2%

Barloworld Ltd.	311,568	1,554

Zeda Ltd. (b)	311,568	250

		1,804

MATERIALS 0.6%

Sappi Ltd. (b)	664,755	1,927

Sasol Ltd.	325,532	5,195

		7,122

Total South Africa		69,428

SOUTH KOREA 14.6%

COMMUNICATION SERVICES 2.2%

KT Corp.	838,479	22,442

LG Uplus Corp.	49,807	436

SK Telecom Co. Ltd.	55,600	2,086

		24,964

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 2.8%

Hankook Tire & Technology Co. Ltd.	90,323	$2,230

Hyundai Mobis Co. Ltd.	12,967	2,057

Kia Corp.	255,005	11,998

LG Electronics, Inc.	188,640	12,969

LOTTE Himart Co. Ltd.	64,593	627

Lotte Shopping Co. Ltd. (d)	22,689	1,635

Shinsegae, Inc.	1,602	280

		31,796

CONSUMER STAPLES 0.8%

Amorepacific Corp.	11,343	1,242

Amorepacific Group	6,534	181

CJ CheilJedang Corp.	1,936	582

E-MART, Inc.	3,065	238

KT&G Corp.	98,151	7,094

		9,337

ENERGY 0.2%

SK Innovation Co. Ltd. (b)	19,939	2,436

FINANCIALS 1.6%

BNK Financial Group, Inc.	66,343	342

DB Insurance Co. Ltd.	88,796	4,603

Hanwha Life Insurance Co. Ltd. (b)	1,325,481	2,908

Hyundai Marine & Fire Insurance Co. Ltd.	201,176	4,687

Meritz Fire & Marine Insurance Co. Ltd.	63,588	2,518

Samsung Card Co. Ltd.	70,682	1,654

Samsung Fire & Marine Insurance Co. Ltd. (d)	5,627	890

Samsung Life Insurance Co. Ltd.	13,177	740

		18,342

INDUSTRIALS 2.8%

CJ Corp.	5,851	391

Daewoo Engineering & Construction Co. Ltd. (b)	162,646	539

Doosan Bobcat, Inc.	30,998	848

GS Holdings Corp. (d)	45,095	1,565

Hanwha Aerospace Co. Ltd.	26,764	1,559

Hanwha Corp.	224,071	4,560

Hyundai Engineering & Construction Co. Ltd.	257,772	7,126

Hyundai Glovis Co. Ltd. (d)	11,828	1,536

LG International Corp. (d)	171,801	4,628

LS Corp.	36,920	2,039

Posco International Corp.	368,259	6,610

SK Networks Co. Ltd.	89,504	275

		31,676

INFORMATION TECHNOLOGY 0.5%

LG Display Co. Ltd. (d)	605,630	5,985

Samsung SDS Co. Ltd.	3,348	326

		6,311

MATERIALS 2.1%

Dongkuk Steel Mill Co. Ltd.	130,097	1,150

Hanwha Solutions Corp. (b)	103,911	3,553

Kolon Industries, Inc.	62,579	2,042

	SHARES	MARKET VALUE (000S)

Lotte Chemical Corp. (d)	11,828	$1,674

POSCO Holdings, Inc.	70,417	15,411

Taekwang Industrial Co. Ltd. (d)	327	193

		24,023

UTILITIES 1.6%

Korea Electric Power Corp.	954,503	16,483

Korea Gas Corp.	86,746	2,494

		18,977

Total South Korea		167,862

TAIWAN 8.1%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	345,000	1,269

CONSUMER DISCRETIONARY 0.4%

Cheng Shin Rubber Industry Co. Ltd.	1,029,000	1,133

China Motor Corp.	765,000	1,280

Formosa Taffeta Co. Ltd.	330,000	287

Kenda Rubber Industrial Co. Ltd.	135,000	133

Pou Chen Corp.	113,000	126

Tong Yang Industry Co. Ltd.	1,019,000	1,422

		4,381

CONSUMER STAPLES 0.2%

President Chain Store Corp.	64,000	566

Uni-President Enterprises Corp.	1,032,000	2,233

		2,799

ENERGY 0.0%

Formosa Petrochemical Corp.	157,000	410

FINANCIALS 0.1%

CTBC Financial Holding Co. Ltd.	838,000	601

Shanghai Commercial & Savings Bank Ltd.	315,552	452

		1,053

INDUSTRIALS 0.2%

Teco Electric & Machinery Co. Ltd.	327,000	292

Walsin Lihwa Corp.	1,141,000	1,751

		2,043

INFORMATION TECHNOLOGY 7.0%

Acer, Inc.	2,308,000	1,762

Asustek Computer, Inc.	601,000	5,239

AUO Corp.	1,035,200	503

Catcher Technology Co. Ltd.	663,000	3,641

Chicony Electronics Co. Ltd.	519,000	1,454

Compal Electronics, Inc.	11,345,000	8,498

Compeq Manufacturing Co. Ltd.	629,000	907

Delta Electronics, Inc.	337,000	3,124

General Interface Solution Holding Ltd.	187,000	534

Hon Hai Precision Industry Co. Ltd.	5,322,316	17,251

	SHARES	MARKET VALUE (000S)

Inventec Corp.	6,103,000	$5,209

Largan Precision Co. Ltd.	33,000	2,181

Lite-On Technology Corp.	2,531,035	5,231

Pegatron Corp.	4,882,000	10,073

Powertech Technology, Inc.	388,000	996

Primax Electronics Ltd.	824,000	1,485

Quanta Computer, Inc.	1,512,000	3,546

Radiant Opto-Electronics Corp.	35,000	119

Supreme Electronics Co. Ltd.	1,147,000	1,335

Synnex Technology International Corp.	451,650	868

Transcend Information, Inc.	140,000	300

Tripod Technology Corp.	84,000	256

Wistron Corp.	3,094,515	2,956

Wistron NeWeb Corp.	284,000	724

WPG Holdings Ltd.	1,531,320	2,391

		80,583

MATERIALS 0.1%

Asia Cement Corp.	220,000	293

Formosa Chemicals & Fibre Corp.	176,000	403

		696

Total Taiwan		93,234

THAILAND 8.5%

ENERGY 1.0%

IRPC PCL	16,871,000	1,469

PTT Exploration & Production PCL	605,700	3,085

PTT PCL	1,730,400	1,660

Star Petroleum Refining PCL	16,627,100	5,126

		11,340

FINANCIALS 7.1%

Bangkok Bank PCL	1,313,700	5,608

Kasikornbank PCL	6,271,700	26,663

Kiatnakin Bank PCL	1,105,400	2,352

Krung Thai Bank PCL	18,107,175	9,240

SCB PCL	7,982,700	24,625

Thanachart Capital PCL	5,586,504	6,857

Tisco Financial Group PCL	1,459,100	4,178

TMBThanachart Bank PCL	55,726,300	2,266

		81,789

HEALTH CARE 0.2%

Bangkok Dusit Medical Services PCL ‘F’	3,083,300	2,578

Bumrungrad Hospital PCL	59,800	366

		2,944

INDUSTRIALS 0.0%

Jasmine Broadband Internet Infrastructure Fund	2,000,600	465

INFORMATION TECHNOLOGY 0.0%

Cal-Comp Electronics Thailand PCL (d)	4,806,191	322

MATERIALS 0.1%

Siam City Cement PCL	142,600	632

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Pruksa Holding PCL	767,800	$292

Sansiri PCL	11,517,800	585

		877

Total Thailand		98,369

TURKEY 6.4%

COMMUNICATION SERVICES 0.3%

Turkcell Iletisim Hizmetleri AS	2,048,038	4,129

CONSUMER DISCRETIONARY 0.1%

Tofas Turk Otomobil Fabrikasi AS	68,672	607

CONSUMER STAPLES 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	246,711	894

ENERGY 0.4%

Turkiye Petrol Rafinerileri AS (b)	154,953	4,391

FINANCIALS 5.1%

Akbank TAS	10,728,853	11,215

Haci Omer Sabanci Holding AS	7,768,410	18,752

Is Yatirim Menkul Degerler AS	1,513,683	5,296

Turkiye Is Bankasi AS ‘C’	24,497,715	16,769

Yapi ve Kredi Bankasi AS	10,833,824	6,873

		58,905

INDUSTRIALS 0.2%

AG Anadolu Grubu Holding AS	361,260	2,132

UTILITIES 0.2%

Aygaz AS	612,640	3,132

Total Turkey		74,190

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.2%

Nexteer Automotive Group Ltd.	4,061,000	2,648

Total United States		2,648

Total Common Stocks (Cost $1,101,003)		1,125,109

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 1.1%

BRAZIL 1.0%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul SA	1,503,200	$2,764

INDUSTRIALS 0.2%

Braskem SA	525,795	2,386

UTILITIES 0.6%

Cia Energetica de Minas Gerais	2,309,109	4,777

Cia Paranaense de Energia	966,500	1,446

		6,223

Total Brazil		11,373

CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina SA	399,787	980

Total Chile		980

RUSSIA 0.0%

UTILITIES 0.0%

Bashneft PJSC «	31,237	0

Transneft PJSC «	810	0

		0

Total Russia		0

Total Preferred Stocks (Cost $11,661)		12,353

REAL ESTATE INVESTMENT TRUSTS 0.1%

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Redefine Properties Ltd.	3,894,988	970

Total Real Estate Investment Trusts (Cost $1,187)		970

RIGHTS 0.0%

INDONESIA 0.0%

FINANCIALS 0.0%

Bank Tabungan Negara Persero Tbk PT (b)	522,130	5

Total Indonesia		5

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 0.0%

FINANCIALS 0.0%

Lotte Chemical Corp. (b)(d)	2,365	$66

Total South Korea		66

Total Rights (Cost $0)		71

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.6%
		6,783

Total Short-Term Instruments (Cost $6,783)		6,783

Total Investments in Securities (Cost $1,120,634)		1,145,286

INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS 1.4%

PIMCO Government Money Market Fund
4.310% (c)(d)(e)	16,284,122	16,284

Total Short-Term Instruments (Cost $16,284)		16,284

Total Investments in Affiliates (Cost $16,284)		16,284

Total Investments 100.9% (Cost $1,136,918)		$1,161,570

Other Assets and Liabilities, net (0.9)%		(10,110)

Net Assets 100.0%		$1,151,460

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

(a)	Security is not accruing income as of the date of this report.

(b)	Security did not produce income within the last twelve months.

(c)	Institutional Class Shares of each Fund.

(d)

Securities with an aggregate market value of $15,336 were out on loan in exchange for $16,372 of cash collateral as of December 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$6,783	U.S. Treasury Bills 0.000% due 06/29/2023	$(6,919)	$6,783	$6,784

Total Repurchase Agreements						$(6,919)	$6,783	$6,784

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,784	$0	$0	$0	$6,784	$(6,919)	$(135)

Master Securities Lending Agreement
BCY	0	0	0	12,970	12,970	(13,629)	(659)
GSC	0	0	0	393	393	(420)	(27)
MSC	0	0	0	819	819	(860)	(41)
SAL	0	0	0	118	118	(124)	(6)
UBS	0	0	0	1,036	1,036	(1,339)	(303)

Total Borrowings and Other Financing Transactions	$6,784	$0	$0	$15,336

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$16,372	$0	$0	$0	$16,372

Total Borrowings	$16,372	$0	$0	$0	$16,372

Payable for securities on loan - cash collateral					$16,372

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial

Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20	$0	$20

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$0	$2,785	$0	$2,785
Consumer Discretionary	0	3,387	0	3,387
Energy	0	2,287	0	2,287
Financials	0	22,264	0	22,264
Industrials	0	4,730	0	4,730
Information Technology	0	18,664	0	18,664
Utilities	0	1,275	0	1,275
Chile
Communication Services	231	0	0	231
Consumer Discretionary	0	173	0	173
Consumer Staples	2,894	984	0	3,878
Utilities	3,331	0	0	3,331
China
Consumer Discretionary	12,052	3,746	0	15,798
Consumer Staples	0	2,112	0	2,112
Energy	0	49,213	0	49,213
Financials	0	126,254	0	126,254
Health Care	0	13,178	0	13,178
Industrials	0	11,003	0	11,003
Information Technology	0	14,601	0	14,601
Materials	0	6,355	0	6,355
Real Estate	0	2,108	169	2,277
Utilities	0	250	0	250
Greece
Communication Services	0	1,867	0	1,867
Consumer Discretionary	0	598	0	598
Energy	0	1,194	0	1,194
Financials	0	4,461	0	4,461
Hong Kong
Financials	0	923	0	923
Industrials	0	3,619	0	3,619
Real Estate	0	1,722	0	1,722
Utilities	0	16,607	0	16,607
India
Communication Services	0	1,016	0	1,016
Consumer Discretionary	0	14,962	0	14,962
Consumer Staples	0	9,900	0	9,900
Energy	0	32,578	0	32,578
Financials	0	21,114	679	21,793
Health Care	0	4,366	0	4,366
Industrials	0	7,347	0	7,347
Information Technology	0	3,228	0	3,228
Materials	0	46,849	0	46,849
Utilities	0	11,050	0	11,050
Indonesia
Communication Services	0	5,249	0	5,249
Consumer Discretionary	0	4,568	0	4,568
Consumer Staples	302	1,371	0	1,673
Energy	0	17,123	0	17,123
Financials	117	13,044	0	13,161
Health Care	0	1,068	0	1,068
Materials	0	1,842	0	1,842
Utilities	0	3,101	0	3,101
Malaysia
Communication Services	0	1,703	0	1,703
Consumer Discretionary	0	1,457	0	1,457
Consumer Staples	0	164	0	164
Energy	352	152	0	504
Financials	0	10,544	0	10,544
Industrials	0	3,019	0	3,019
Real Estate	0	353	0	353
Utilities	610	2,122	0	2,732

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Mexico
Communication Services	$10,704	$0	$0	$10,704
Consumer Discretionary	694	0	0	694
Consumer Staples	6,164	0	0	6,164
Financials	2,576	0	0	2,576
Industrials	3,320	0	0	3,320
Materials	22,555	0	0	22,555
Philippines
Communication Services	0	3,000	0	3,000
Energy	0	1,502	0	1,502
Industrials	0	2,489	0	2,489
Utilities	0	442	0	442
Poland
Communication Services	0	327	0	327
Financials	0	5,009	0	5,009
Utilities	0	1,775	0	1,775
Russia
Financials	0	0	32	32
Saudi Arabia
Communication Services	0	2,402	0	2,402
South Africa
Communication Services	4,684	8,589	0	13,273
Consumer Discretionary	1,821	4,056	0	5,877
Consumer Staples	3,118	6,149	0	9,267
Financials	6,708	22,248	0	28,956
Health Care	0	3,129	0	3,129
Industrials	1,804	0	0	1,804
Materials	1,927	5,195	0	7,122
South Korea
Communication Services	0	24,964	0	24,964
Consumer Discretionary	0	31,796	0	31,796
Consumer Staples	0	9,337	0	9,337
Energy	0	2,436	0	2,436
Financials	0	18,342	0	18,342
Industrials	0	31,676	0	31,676
Information Technology	0	6,311	0	6,311
Materials	0	24,023	0	24,023
Utilities	0	18,977	0	18,977
Taiwan
Communication Services	0	1,269	0	1,269
Consumer Discretionary	0	4,381	0	4,381
Consumer Staples	0	2,799	0	2,799
Energy	0	410	0	410
Financials	0	1,053	0	1,053
Industrials	0	2,043	0	2,043
Information Technology	0	80,583	0	80,583
Materials	0	696	0	696
Thailand
Energy	0	11,340	0	11,340
Financials	0	81,789	0	81,789
Health Care	0	2,944	0	2,944
Industrials	0	465	0	465
Information Technology	0	322	0	322
Materials	0	632	0	632
Real Estate	0	877	0	877
Turkey
Communication Services	0	4,129	0	4,129
Consumer Discretionary	0	607	0	607
Consumer Staples	894	0	0	894
Energy	0	4,391	0	4,391
Financials	11,215	47,690	0	58,905
Industrials	0	2,132	0	2,132
Utilities	3,132	0	0	3,132
United States
Consumer Discretionary	0	2,648	0	2,648

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Preferred Stocks
Brazil
Banking & Finance	$0	$2,764	$0	$2,764
Industrials	0	2,386	0	2,386
Utilities	0	6,223	0	6,223
Chile
Industrials	980	0	0	980
Real Estate Investment Trusts
South Africa
Real Estate	0	970	0	970
Rights
Indonesia
Financials	5	0	0	5

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
South Korea
Financials	$0	$66	$0	$66
Short-Term Instruments
Repurchase Agreements	0	6,783	0	6,783

	$102,190	$1,042,216	$880	$1,145,286

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	16,284	0	0	16,284

Total Investments	$118,474	$1,042,216	$880	$1,161,570

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO RAE Global ex-US Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.1%

UNITED STATES 100.1%

PIMCO RAE Emerging Markets Fund	2,377,245	$20,278

PIMCO RAE International Fund	9,367,651	68,946

Total Mutual Funds (Cost $105,028)		89,224

Total Investments in Affiliates (Cost $105,028)		89,224

Total Investments 100.1% (Cost $105,028)		$89,224

Other Assets and Liabilities, net (0.1)%		(59)

Net Assets 100.0%		$89,165

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Affiliates, at Value
Mutual Funds
United States	$89,224	$0	$0	$89,224

Total Investments	$89,224	$0	$0	$89,224

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE International Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 98.1%

AUSTRALIA 4.9%

CONSUMER STAPLES 0.2%

Metcash Ltd.	406,986	$1,101

ENERGY 0.5%

Ampol Ltd.	125,037	2,403

Viva Energy Group Ltd.	463,637	858

WorleyParsons Ltd.	31,522	322

		3,583

FINANCIALS 1.1%

AMP Ltd. (a)	1,128,840	1,004

Medibank Pvt Ltd.	718,293	1,433

Suncorp Group Ltd.	625,939	5,101

		7,538

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	572,705	1,451

Brambles Ltd.	35,190	288

		1,739

MATERIALS 1.8%

BHP Group Ltd.	104,702	3,243

BlueScope Steel Ltd.	80,045	912

Rio Tinto Ltd.	112,974	8,917

		13,072

UTILITIES 1.1%

AGL Energy Ltd.	1,490,304	8,158

Total Australia		35,191

AUSTRIA 0.4%

FINANCIALS 0.1%

Vienna Insurance Group AG Wiener Versicherung Gruppe	16,161	386

INDUSTRIALS 0.0%

Strabag SE	2,287	96

MATERIALS 0.3%

voestalpine AG	95,195	2,522

Total Austria		3,004

BELGIUM 0.6%

COMMUNICATION SERVICES 0.2%

Proximus SADP	112,892	1,090

CONSUMER STAPLES 0.0%

Etablissements Franz Colruyt NV	14,246	325

ENERGY 0.3%

Euronav NV	142,169	2,392

INDUSTRIALS 0.1%

bpost SA	105,485	542

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Bekaert SA	2,127	$83

Total Belgium		4,432

CANADA 5.3%

CONSUMER DISCRETIONARY 2.2%

Canadian Tire Corp. Ltd. ‘A’	8,451	883

Gildan Activewear, Inc.	19,891	545

Linamar Corp.	1,900	86

Magna International, Inc.	256,067	14,384

		15,898

CONSUMER STAPLES 0.5%

George Weston Ltd.	5,161	640

Loblaw Cos., Ltd.	32,500	2,874

Saputo, Inc.	6,000	149

		3,663

ENERGY 1.2%

Parkland Corp.	11,600	254

Suncor Energy, Inc.	261,241	8,287

		8,541

FINANCIALS 0.2%

CI Financial Corp.	53,551	534

Onex Corp.	4,910	237

Sun Life Financial, Inc.	13,153	611

		1,382

INDUSTRIALS 0.6%

Finning International, Inc.	70,200	1,745

Thomson Reuters Corp.	21,129	2,410

		4,155

INFORMATION TECHNOLOGY 0.2%

Celestica, Inc. (a)	138,142	1,557

UTILITIES 0.4%

Atco Ltd. ‘I’	72,181	2,259

Canadian Utilities Ltd. ‘A’	21,381	579

		2,838

Total Canada		38,034

DENMARK 0.8%

CONSUMER STAPLES 0.0%

Schouw & Co. AS	2,344	176

HEALTH CARE 0.1%

H Lundbeck AS	193,406	724

H Lundbeck AS ‘A’ (a)	7,686	27

		751

INDUSTRIALS 0.7%

ISS AS (a)	213,112	4,511

Total Denmark		5,438

FINLAND 2.3%

CONSUMER DISCRETIONARY 0.0%

Nokian Renkaat Oyj (a)	14,402	148

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	16,913	$374

FINANCIALS 0.8%

Nordea Bank Abp	545,663	5,845

HEALTH CARE 0.1%

Orion Oyj ‘B’	15,423	846

INDUSTRIALS 0.1%

Wartsila Oyj Abp	85,796	723

INFORMATION TECHNOLOGY 1.1%

Nokia Oyj	1,731,690	8,045

MATERIALS 0.1%

UPM-Kymmene Oyj	13,417	502

Total Finland		16,483

FRANCE 3.9%

COMMUNICATION SERVICES 0.3%

Orange SA	227,216	2,254

CONSUMER DISCRETIONARY 0.8%

Cie Generale des Etablissements Michelin SCA	36,081	1,005

Renault SA	45,020	1,503

Valeo SA	172,948	3,090

		5,598

CONSUMER STAPLES 0.9%

Carrefour SA	373,677	6,250

Casino Guichard Perrachon SA (a)(c)	29,077	304

		6,554

FINANCIALS 0.3%

AXA SA	75,419	2,101

HEALTH CARE 0.9%

Sanofi	69,376	6,690

INDUSTRIALS 0.5%

ALD SA	22,899	264

Cie de Saint-Gobain	60,956	2,982

		3,246

UTILITIES 0.2%

Engie SA	93,800	1,342

Total France		27,785

GERMANY 3.8%

COMMUNICATION SERVICES 0.2%

Telefonica Deutschland Holding AG	492,184	1,209

CONSUMER DISCRETIONARY 1.5%

Bayerische Motoren Werke AG	34,700	3,072

Continental AG	8,839	527

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Mercedes-Benz Group AG	104,956	$6,864

		10,463

CONSUMER STAPLES 0.5%

Metro AG	335,369	3,253

FINANCIALS 0.4%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,000	2,587

Talanx AG	13,786	650

		3,237

HEALTH CARE 0.6%

Fresenius Medical Care AG & Co. KGaA	60,390	1,972

Fresenius SE & Co. KGaA	76,211	2,129

		4,101

INDUSTRIALS 0.2%

Brenntag SE	22,297	1,422

MATERIALS 0.4%

BASF SE	38,510	1,896

Evonik Industries AG	58,172	1,110

		3,006

UTILITIES 0.0%

Uniper SE (c)	106,089	292

Total Germany		26,983

HONG KONG 2.9%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	480,000	216

CONSUMER DISCRETIONARY 0.9%

Melco Resorts & Entertainment Ltd. ADR (a)	427,544	4,917

Skyworth Group Ltd.	2,414,215	1,031

Yue Yuen Industrial Holdings Ltd.	530,500	742

		6,690

CONSUMER STAPLES 0.2%

First Pacific Co. Ltd.	618,000	184

WH Group Ltd.	1,463,500	854

		1,038

INDUSTRIALS 0.1%

Hutchison Port Holdings Trust	4,160,500	805

INFORMATION TECHNOLOGY 0.3%

Kingboard Holdings Ltd.	364,000	1,154

Kingboard Laminates Holdings Ltd.	591,500	648

		1,802

MATERIALS 0.0%

Nine Dragons Paper Holdings Ltd.	255,000	232

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.4%

CK Asset Holdings Ltd.	479,500	$2,941

Hongkong Land Holdings Ltd.	46,500	214

Kerry Properties Ltd.	433,000	939

Sun Hung Kai Properties Ltd.	24,000	328

Swire Pacific Ltd. ‘A’	462,500	4,054

Wharf Holdings Ltd.	620,000	1,819

		10,295

Total Hong Kong		21,078

ISRAEL 2.0%

COMMUNICATION SERVICES 0.5%

Bezeq The Israeli Telecommunication Corp. Ltd.	1,952,325	3,369

ENERGY 0.4%

Delek Group Ltd. (a)	6,352	700

Oil Refineries Ltd.	3,046,398	1,067

Paz Oil Co. Ltd. (a)	5,060	630

		2,397

FINANCIALS 0.0%

Plus500 Ltd.	9,666	210

HEALTH CARE 0.8%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	632,930	5,772

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	13,044	1,646

MATERIALS 0.1%

Israel Corp. Ltd.	1,591	561

REAL ESTATE 0.0%

G City Ltd.	74,071	225

Total Israel		14,180

ITALY 4.9%

ENERGY 3.0%

Eni SpA	1,509,491	21,464

FINANCIALS 0.4%

Assicurazioni Generali SpA	138,792	2,468

Unipol Gruppo SpA	63,800	311

UnipolSai Assicurazioni SpA	74,386	183

		2,962

INDUSTRIALS 0.1%

Leonardo SpA	45,769	394

UTILITIES 1.4%

Enel SpA	1,949,902	10,487

Total Italy		35,307

JAPAN 31.2%

COMMUNICATION SERVICES 3.3%

KDDI Corp.	198,200	6,011

Mixi, Inc.	62,700	1,170

	SHARES	MARKET VALUE (000S)

Nippon Telegraph & Telephone Corp.	548,200	$15,634

Square Enix Holdings Co. Ltd.	16,900	784

		23,599

CONSUMER DISCRETIONARY 6.9%

Bridgestone Corp. (c)	169,700	6,009

Casio Computer Co. Ltd.	21,100	214

EDION Corp.	139,800	1,367

Exedy Corp.	39,300	479

H2O Retailing Corp.	112,200	1,093

Iida Group Holdings Co. Ltd.	6,900	105

Isuzu Motors Ltd.	453,600	5,259

Izumi Co. Ltd.	3,500	79

JTEKT Corp.	30,000	209

K’s Holdings Corp.	88,300	757

Mazda Motor Corp.	457,800	3,432

NHK Spring Co. Ltd.	25,800	164

Nikon Corp.	19,600	173

Nissan Motor Co. Ltd.	1,737,800	5,438

Paltac Corp.	8,400	294

Panasonic Holdings Corp.	1,292,500	10,817

Sega Sammy Holdings, Inc.	98,700	1,490

Sekisui House Ltd.	209,800	3,720

Shimamura Co. Ltd.	14,600	1,455

Subaru Corp.	290,300	4,395

Sumitomo Electric Industries Ltd.	27,200	307

Sumitomo Rubber Industries Ltd. (c)	34,300	298

Tokai Rika Co. Ltd.	24,100	256

Yamada Holdings Co. Ltd.	470,500	1,670

		49,480

CONSUMER STAPLES 1.3%

Arcs Co. Ltd.	9,900	165

Itoham Yonekyu Holdings, Inc.	121,700	646

Japan Tobacco, Inc. (c)	278,856	5,622

Kao Corp.	33,900	1,346

Mitsubishi Shokuhin Co. Ltd.	6,500	154

NH Foods Ltd.	6,200	173

Pola Orbis Holdings, Inc.	34,100	480

Sundrug Co. Ltd.	2,900	86

United Super Markets Holdings, Inc.	51,500	440

Yamazaki Baking Co. Ltd. (c)	16,100	192

		9,304

ENERGY 0.2%

Cosmo Energy Holdings Co. Ltd.	47,000	1,244

ENEOS Holdings, Inc.	27,500	94

		1,338

FINANCIALS 5.9%

Credit Saison Co. Ltd.	22,700	292

Japan Post Holdings Co. Ltd.	3,226,400	27,147

MS&AD Insurance Group Holdings, Inc.	253,900	8,117

Sompo Holdings, Inc.	59,800	2,646

Tokio Marine Holdings, Inc.	206,400	4,409

		42,611

HEALTH CARE 1.6%

Alfresa Holdings Corp.	74,000	940

Astellas Pharma, Inc.	215,300	3,274

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Daiichi Sankyo Co. Ltd.	91,500	$2,945

Medipal Holdings Corp.	155,400	2,054

Otsuka Holdings Co. Ltd.	19,000	620

Suzuken Co. Ltd.	49,000	1,326

Toho Holdings Co. Ltd.	16,600	277

		11,436

INDUSTRIALS 4.1%

Amada Co. Ltd.	121,700	948

Dai Nippon Printing Co. Ltd.	144,700	2,907

Ebara Corp.	31,000	1,104

Fujikura Ltd.	130,300	979

Furukawa Electric Co. Ltd.	36,700	685

GS Yuasa Corp.	16,400	262

Hanwa Co. Ltd.	8,100	229

Hino Motors Ltd.	323,700	1,230

Inabata & Co. Ltd.	53,100	959

Kajima Corp.	51,100	595

Kamigumi Co. Ltd.	6,400	130

Kandenko Co. Ltd.	24,900	163

LIXIL Group Corp.	26,500	400

Mitsubishi Electric Corp.	166,100	1,646

Mitsubishi Heavy Industries Ltd.	57,100	2,256

Nabtesco Corp.	10,700	271

Nagase & Co. Ltd.	12,200	184

Nippon Steel Trading Corp.	17,400	1,219

Nisshinbo Holdings, Inc.	34,900	257

Persol Holdings Co. Ltd.	97,600	2,076

Secom Co. Ltd.	52,400	2,990

SG Holdings Co. Ltd.	52,200	724

Shimizu Corp.	31,600	169

Sojitz Corp.	51,420	980

Sumitomo Heavy Industries Ltd.	6,600	132

Taisei Corp.	76,300	2,460

Toppan, Inc.	33,200	490

Yamato Holdings Co. Ltd.	203,200	3,220

		29,665

INFORMATION TECHNOLOGY 3.4%

Alps Alpine Co. Ltd.	220,800	1,996

Brother Industries Ltd.	41,000	620

Canon Marketing Japan, Inc. (c)	13,300	301

Canon, Inc. (c)	398,750	8,631

Fujitsu Ltd.	52,900	7,052

Konica Minolta, Inc.	135,000	538

Nippon Electric Glass Co. Ltd.	5,000	89

Ricoh Co. Ltd.	335,800	2,556

SCREEN Holdings Co. Ltd.	8,900	567

Seiko Epson Corp.	89,500	1,302

Yokogawa Electric Corp.	40,700	646

		24,298

MATERIALS 1.8%

Daicel Corp.	183,600	1,321

DIC Corp. (c)	63,300	1,111

JFE Holdings, Inc.	42,700	495

Kaneka Corp.	21,800	542

Kuraray Co. Ltd.	9,800	78

Mitsui Chemicals, Inc.	46,000	1,033

Nippon Light Metal Holdings Co. Ltd.	17,900	206

Nitto Denko Corp.	87,100	5,017

Taiheiyo Cement Corp.	53,300	829

	SHARES	MARKET VALUE (000S)

Teijin Ltd. (a)	8,100	$79

Toyo Seikan Group Holdings Ltd.	161,100	1,977

		12,688

REAL ESTATE 1.2%

Daito Trust Construction Co. Ltd.	77,600	7,945

Nomura Real Estate Holdings, Inc.	21,100	451

		8,396

UTILITIES 1.5%

Chubu Electric Power Co., Inc.	504,800	5,220

Electric Power Development Co. Ltd. ‘C’	162,600	2,582

Hokkaido Electric Power Co., Inc.	158,400	560

Hokuriku Electric Power Co.	57,800	240

Shikoku Electric Power Co., Inc.	17,500	101

Tohoku Electric Power Co., Inc.	417,700	2,188

		10,891

Total Japan		223,706

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	10,569	134

RTL Group SA	8,919	375

		509

Total Luxembourg		509

NETHERLANDS 5.8%

COMMUNICATION SERVICES 0.0%

VEON Ltd. ADR «(a)	1,443,617	0

CONSUMER STAPLES 3.7%

Koninklijke Ahold Delhaize NV	930,177	26,744

HEALTH CARE 0.6%

Koninklijke Philips NV	281,660	4,238

INDUSTRIALS 1.0%

Randstad NV	92,089	5,627

Signify NV	37,738	1,270

		6,897

MATERIALS 0.5%

Akzo Nobel NV	52,853	3,547

Total Netherlands		41,426

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	197,175	675

INDUSTRIALS 0.1%

Air New Zealand Ltd. (a)	611,620	288

Fletcher Building Ltd.	285,130	854

		1,142

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Contact Energy Ltd.	99,546	$487

Total New Zealand		2,304

NORWAY 0.5%

COMMUNICATION SERVICES 0.1%

Telenor ASA	44,399	415

INFORMATION TECHNOLOGY 0.0%

Atea ASA	25,243	295

MATERIALS 0.4%

Yara International ASA	57,962	2,545

Total Norway		3,255

PORTUGAL 1.2%

CONSUMER STAPLES 0.3%

Jeronimo Martins SGPS SA	47,419	1,026

Sonae SGPS SA	767,861	769

		1,795

ENERGY 0.5%

Galp Energia SGPS SA	274,824	3,707

MATERIALS 0.1%

Navigator Co. SA	254,420	941

UTILITIES 0.3%

EDP - Energias de Portugal SA	438,711	2,187

Total Portugal		8,630

SINGAPORE 0.7%

COMMUNICATION SERVICES 0.3%

JOYY, Inc. ADR	44,408	1,403

Singapore Telecommunications Ltd.	356,400	683

		2,086

CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	1,860,400	347

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	833,500	766

Jardine Cycle & Carriage Ltd.	44,700	954

Keppel Corp. Ltd.	77,800	422

		2,142

INFORMATION TECHNOLOGY 0.1%

Venture Corp. Ltd.	42,400	541

Total Singapore		5,116

SPAIN 8.1%

COMMUNICATION SERVICES 2.4%

Telefonica SA	4,772,823	17,278

ENERGY 1.5%

Repsol SA	672,045	10,697

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 3.0%

Banco Bilbao Vizcaya Argentaria SA	1,003,108	$6,042

Banco de Sabadell SA	3,860,418	3,629

Banco Santander SA	3,130,161	9,360

Mapfre SA	1,131,185	2,188

		21,219

INDUSTRIALS 0.3%

ACS Actividades de Construccion y Servicios SA	66,028	1,889

UTILITIES 0.9%

Endesa SA	95,851	1,806

Naturgy Energy Group SA	186,077	4,836

		6,642

Total Spain		57,725

SWEDEN 1.8%

COMMUNICATION SERVICES 0.0%

Telia Co. AB	112,001	286

CONSUMER DISCRETIONARY 0.2%

Electrolux AB (c)	20,158	272

Husqvarna AB ‘B’	119,955	843

JM AB	6,091	101

		1,216

FINANCIALS 0.2%

Ratos AB ‘B’	88,850	354

Swedbank AB ‘A’	55,623	946

		1,300

INDUSTRIALS 0.9%

Intrum AB	38,427	465

Loomis AB	4,840	133

Securitas AB ‘B’	203,984	1,702

Skanska AB ‘B’	25,589	405

SKF AB ‘B’	71,631	1,094

Volvo AB ‘B’	137,388	2,482

		6,281

INFORMATION TECHNOLOGY 0.4%

Telefonaktiebolaget LM Ericsson ‘B’	539,494	3,161

MATERIALS 0.1%

Hexpol AB	51,111	545

Total Sweden		12,789

SWITZERLAND 3.6%

CONSUMER DISCRETIONARY 0.8%

Swatch Group AG	20,524	5,833

CONSUMER STAPLES 0.7%

Coca-Cola HBC AG	12,337	292

Nestle SA	40,579	4,687

		4,979

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Swiss Life Holding AG	456	$235

Zurich Insurance Group AG	3,277	1,567

		1,802

INDUSTRIALS 0.8%

Adecco Group AG	133,518	4,392

Kuehne & Nagel International AG	5,301	1,232

		5,624

MATERIALS 1.1%

Glencore PLC	619,691	4,133

Holcim AG	70,364	3,642

		7,775

Total Switzerland		26,013

UNITED KINGDOM 12.9%

COMMUNICATION SERVICES 0.6%

Pearson PLC	89,774	1,013

WPP PLC	359,385	3,551

		4,564

CONSUMER DISCRETIONARY 0.9%

Berkeley Group Holdings PLC	6,082	277

Currys PLC	453,942	294

Inchcape PLC	333,147	3,289

Kingfisher PLC	546,361	1,552

Persimmon PLC	58,008	851

		6,263

CONSUMER STAPLES 0.9%

Imperial Brands PLC	183,600	4,574

Marks & Spencer Group PLC (a)	1,226,318	1,809

		6,383

ENERGY 4.3%

Shell PLC	1,046,395	29,499

Subsea 7 SA	92,266	1,068

		30,567

FINANCIALS 1.4%

Direct Line Insurance Group PLC	604,739	1,612

M&G PLC	3,166,204	7,160

Standard Life Aberdeen PLC	486,470	1,105

		9,877

HEALTH CARE 1.2%

GSK PLC	480,553	8,305

INDUSTRIALS 0.4%

International Distributions Services PLC	1,060,585	2,719

Travis Perkins PLC	27,872	298

		3,017

INFORMATION TECHNOLOGY 0.2%

Micro Focus International PLC	264,595	1,695

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%

Evraz PLC «	238,175	$0

Johnson Matthey PLC	13,132	336

Mondi PLC	35,810	605

Rio Tinto PLC	29,832	2,100

		3,041

UTILITIES 2.6%

Centrica PLC	11,650,186	13,550

SSE PLC	262,359	5,396

		18,946

Total United Kingdom		92,658

UNITED STATES 0.1%

HEALTH CARE 0.1%

Bausch Health Cos., Inc. (a)	131,200	824

Total United States		824

Total Common Stocks (Cost $622,271)		702,870

PREFERRED STOCKS 0.3%

GERMANY 0.3%

INDUSTRIALS 0.3%

Henkel AG & Co. KGaA	4,070	282

Schaeffler AG	225,086	1,520

		1,802

Total Preferred Stocks (Cost $1,595)		1,802

REAL ESTATE INVESTMENT TRUSTS 0.8%

AUSTRALIA 0.6%

REAL ESTATE 0.6%

Scentre Group	1,092,196	2,126

Stockland	566,969	1,397

Vicinity Ltd.	387,336	523

		4,046

Total Australia		4,046

CANADA 0.2%

REAL ESTATE 0.2%

H&R Real Estate Investment Trust REIT	147,386	1,318

RioCan Real Estate Investment Trust (c)	33,842	528

		1,846

Total Canada		1,846

Total Real Estate Investment Trusts (Cost $5,423)		5,892

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa SA ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

Total Investments in Securities (Cost $629,289)		710,564

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

MUTUAL FUNDS 3.4%

PIMCO Government Money Market Fund
4.310% (b)(c)(d)	24,710,031	$24,710

Total Short-Term Instruments (Cost $24,710)		24,710

Total Investments in Affiliates (Cost $24,710)		24,710

Total Investments 102.6% (Cost $653,999)		$735,274

Other Assets and Liabilities, net (2.6)%		(18,592)

Net Assets 100.0%		$716,682

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

(a)	Security did not produce income within the last twelve months.

(b)	Institutional Class Shares of each Fund.

(c)

Securities with an aggregate market value of $23,326 were out on loan in exchange for $24,710 of cash collateral as of December 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BCY	$0	$0	$0	$2,422	$2,422	$(2,718)	$(296)
BOS	0	0	0	72	72	(77)	(5)
BSN	0	0	0	576	576	(613)	(37)
GSC	0	0	0	13,973	13,973	(14,676)	(703)
MSC	0	0	0	192	192	(202)	(10)
SAL	0	0	0	5,606	5,606	(5,895)	(289)
UBS	0	0	0	485	485	(529)	(44)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$23,326

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$24,159	$0	$0	$0	$24,159
Real Estate Investment Trusts	551	0	0	0	551

Total Borrowings	$24,710	$0	$0	$0	$24,710

Payable for securities on loan - cash collateral					$24,710

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial

Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44)	$0	$(44)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Australia
Consumer Staples	$0	$1,101	$0	$1,101
Energy	0	3,583	0	3,583
Financials	0	7,538	0	7,538
Industrials	0	1,739	0	1,739
Materials	0	13,072	0	13,072
Utilities	0	8,158	0	8,158
Austria
Financials	0	386	0	386
Industrials	96	0	0	96
Materials	0	2,522	0	2,522
Belgium
Communication Services	0	1,090	0	1,090
Consumer Staples	0	325	0	325
Energy	0	2,392	0	2,392
Industrials	0	542	0	542
Materials	0	83	0	83
Canada
Consumer Discretionary	15,898	0	0	15,898
Consumer Staples	3,663	0	0	3,663
Energy	8,541	0	0	8,541
Financials	1,382	0	0	1,382
Industrials	4,155	0	0	4,155
Information Technology	1,557	0	0	1,557
Utilities	2,838	0	0	2,838
Denmark
Consumer Staples	0	176	0	176
Health Care	27	724	0	751
Industrials	0	4,511	0	4,511
Finland
Consumer Discretionary	0	148	0	148
Consumer Staples	0	374	0	374
Financials	0	5,845	0	5,845
Health Care	0	846	0	846
Industrials	0	723	0	723
Information Technology	0	8,045	0	8,045
Materials	0	502	0	502
France
Communication Services	0	2,254	0	2,254
Consumer Discretionary	0	5,598	0	5,598
Consumer Staples	0	6,554	0	6,554
Financials	0	2,101	0	2,101
Health Care	0	6,690	0	6,690
Industrials	0	3,246	0	3,246
Utilities	0	1,342	0	1,342
Germany
Communication Services	0	1,209	0	1,209
Consumer Discretionary	0	10,463	0	10,463

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Consumer Staples	$0	$3,253	$0	$3,253
Financials	0	3,237	0	3,237
Health Care	0	4,101	0	4,101
Industrials	0	1,422	0	1,422
Materials	0	3,006	0	3,006
Utilities	0	292	0	292
Hong Kong
Communication Services	0	216	0	216
Consumer Discretionary	4,917	1,773	0	6,690
Consumer Staples	0	1,038	0	1,038
Industrials	0	805	0	805
Information Technology	0	1,802	0	1,802
Materials	0	232	0	232
Real Estate	0	10,295	0	10,295
Israel
Communication Services	0	3,369	0	3,369
Energy	0	2,397	0	2,397
Financials	0	210	0	210
Health Care	5,772	0	0	5,772
Information Technology	1,646	0	0	1,646
Materials	0	561	0	561
Real Estate	0	225	0	225
Italy
Energy	0	21,464	0	21,464
Financials	0	2,962	0	2,962
Industrials	0	394	0	394
Utilities	0	10,487	0	10,487
Japan
Communication Services	0	23,599	0	23,599
Consumer Discretionary	0	49,480	0	49,480
Consumer Staples	0	9,304	0	9,304
Energy	0	1,338	0	1,338
Financials	0	42,611	0	42,611
Health Care	0	11,436	0	11,436
Industrials	0	29,665	0	29,665
Information Technology	0	24,298	0	24,298
Materials	0	12,688	0	12,688
Real Estate	0	8,396	0	8,396
Utilities	0	10,891	0	10,891
Luxembourg
Communication Services	0	509	0	509
Netherlands
Consumer Staples	0	26,744	0	26,744
Health Care	0	4,238	0	4,238
Industrials	0	6,897	0	6,897
Materials	0	3,547	0	3,547
New Zealand
Communication Services	0	675	0	675
Industrials	0	1,142	0	1,142
Utilities	0	487	0	487

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Norway
Communication Services	$0	$415	$0	$415
Information Technology	0	295	0	295
Materials	0	2,545	0	2,545
Portugal
Consumer Staples	0	1,795	0	1,795
Energy	0	3,707	0	3,707
Materials	0	941	0	941
Utilities	0	2,187	0	2,187
Singapore
Communication Services	1,403	683	0	2,086
Consumer Staples	0	347	0	347
Industrials	0	2,142	0	2,142
Information Technology	0	541	0	541
Spain
Communication Services	0	17,278	0	17,278
Energy	0	10,697	0	10,697
Financials	0	21,219	0	21,219
Industrials	0	1,889	0	1,889
Utilities	0	6,642	0	6,642
Sweden
Communication Services	0	286	0	286
Consumer Discretionary	0	1,216	0	1,216
Financials	0	1,300	0	1,300
Industrials	0	6,281	0	6,281
Information Technology	0	3,161	0	3,161
Materials	0	545	0	545
Switzerland
Consumer Discretionary	0	5,833	0	5,833
Consumer Staples	0	4,979	0	4,979
Financials	0	1,802	0	1,802
Industrials	0	5,624	0	5,624
Materials	0	7,775	0	7,775

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
United Kingdom
Communication Services	$0	$4,564	$0	$4,564
Consumer Discretionary	0	6,263	0	6,263
Consumer Staples	0	6,383	0	6,383
Energy	0	30,567	0	30,567
Financials	0	9,877	0	9,877
Health Care	0	8,305	0	8,305
Industrials	0	3,017	0	3,017
Information Technology	0	1,695	0	1,695
Materials	0	3,041	0	3,041
Utilities	0	18,946	0	18,946
United States
Health Care	824	0	0	824
Preferred Stocks
Germany
Industrials	0	1,802	0	1,802
Real Estate Investment Trusts
Australia
Real Estate	0	4,046	0	4,046
Canada
Real Estate	1,846	0	0	1,846

	$54,565	$655,999	$0	$710,564

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	24,710	0	0	24,710

Total Investments	$79,275	$655,999	$0	$735,274

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 98.0%

UNITED KINGDOM 0.3%

CONSUMER DISCRETIONARY 0.3%

Capri Holdings Ltd. (a)	39,853	$2,284

Total United Kingdom		2,284

UNITED STATES 97.7%

COMMUNICATION SERVICES 2.0%

Altice USA, Inc. ‘A’ (a)	167,374	770

AT&T, Inc.	705,468	12,988

Liberty Media Corp.-Liberty SiriusXM ‘C’ (a)	41,196	1,612

Lumen Technologies, Inc.	222,047	1,159

Verizon Communications, Inc.	102,914	4,055

		20,584

CONSUMER DISCRETIONARY 5.6%

AutoNation, Inc. (a)	7,251	778

Bed Bath & Beyond, Inc. (a)(c)	485,385	1,218

Best Buy Co., Inc.	67,841	5,442

Dick’s Sporting Goods, Inc.	7,347	884

Dollar General Corp.	20,268	4,991

eBay, Inc.	250,856	10,403

Foot Locker, Inc.	112,035	4,234

Gap, Inc.	142,080	1,603

Goodyear Tire & Rubber Co. (a)	129,124	1,311

Kohl’s Corp.	449,906	11,360

Macy’s, Inc.	386,508	7,981

Nordstrom, Inc.	73,309	1,183

PulteGroup, Inc.	7,078	322

Qurate Retail, Inc. (a)	716,221	1,168

Target Corp.	17,602	2,623

Whirlpool Corp.	9,359	1,324

Yum! Brands, Inc.	1,992	255

		57,080

CONSUMER STAPLES 8.9%

Altria Group, Inc.	276,293	12,629

Kroger Co.	295,837	13,188

Philip Morris International, Inc.	40,150	4,064

Sysco Corp.	15,531	1,187

Walgreens Boots Alliance, Inc.	391,126	14,613

Walmart, Inc.	324,540	46,017

		91,698

ENERGY 19.6%

Baker Hughes Co.	27,895	824

ConocoPhillips	170,901	20,166

Exxon Mobil Corp.	416,902	45,984

Marathon Oil Corp.	224,996	6,091

Marathon Petroleum Corp.	356,211	41,459

NOV, Inc.	51,270	1,071

PBF Energy, Inc. ‘A’	87,364	3,563

Phillips 66	292,703	30,464

Transocean Ltd. (a)	613,938	2,800

Valero Energy Corp.	367,987	46,683

World Fuel Services Corp.	61,045	1,668

		200,773

	SHARES	MARKET VALUE (000S)
FINANCIALS 8.1%

Allstate Corp.	26,789	$3,633

Ally Financial, Inc.	158,223	3,869

American Express Co.	11,800	1,743

Ameriprise Financial, Inc.	13,451	4,188

Bank of New York Mellon Corp.	33,256	1,514

Discover Financial Services	84,309	8,248

Franklin Resources, Inc.	192,253	5,072

Genworth Financial, Inc. ‘A’ (a)	438,428	2,319

Invesco Ltd.	21,987	396

Loews Corp.	18,150	1,059

Navient Corp.	275,395	4,530

Synchrony Financial	455,878	14,980

Travelers Cos., Inc.	33,619	6,303

Unum Group	18,827	772

Wells Fargo & Co.	605,022	24,981

		83,607

HEALTH CARE 23.0%

Amgen, Inc.	138,911	36,484

Biogen, Inc. (a)	66,981	18,548

Cardinal Health, Inc.	315,407	24,245

Cigna Corp.	26,720	8,853

DaVita, Inc. (a)	46,484	3,471

Elevance Health, Inc.	35,405	18,162

Gilead Sciences, Inc.	335,226	28,779

Humana, Inc.	29,129	14,920

Johnson & Johnson	50,910	8,993

McKesson Corp.	81,496	30,571

Merck & Co., Inc.	251,130	27,863

Organon & Co.	114,019	3,185

Pfizer, Inc.	172,565	8,842

Universal Health Services, Inc. ‘B’	14,307	2,016

Waters Corp. (a)	4,473	1,532

		236,464

INDUSTRIALS 3.6%

AECOM	4,536	385

Carlisle Cos., Inc.	1,795	423

CH Robinson Worldwide, Inc.	21,989	2,013

CSX Corp.	34	1

Cummins, Inc.	4,557	1,104

Eaton Corp. PLC	41,477	6,510

Fluor Corp. (a)	286,449	9,928

Honeywell International, Inc.	2,751	590

Illinois Tool Works, Inc.	4,600	1,013

ManpowerGroup, Inc.	59,587	4,958

Quanta Services, Inc.	19,302	2,751

Robert Half International, Inc.	18,065	1,334

Union Pacific Corp.	26,469	5,481

WW Grainger, Inc.	720	401

		36,892

INFORMATION TECHNOLOGY 20.1%

Apple, Inc.	275,615	35,811

Applied Materials, Inc.	19,742	1,923

Arrow Electronics, Inc. (a)	44,763	4,681

Avnet, Inc.	102,565	4,265

Bread Financial Holdings, Inc.	86,084	3,242

Cisco Systems, Inc.	1,016,856	48,443

Cognizant Technology Solutions Corp. ‘A’	26,650	1,524

	SHARES	MARKET VALUE (000S)

DXC Technology Co. (a)	55,749	$1,477

Gen Digital, Inc.	278,877	5,976

Hewlett Packard Enterprise Co.	389,597	6,218

HP, Inc.	180,035	4,838

Intel Corp.	1,128,916	29,837

Jabil, Inc.	64,156	4,375

Juniper Networks, Inc.	199,100	6,363

KLA Corp.	3,306	1,246

Kyndryl Holdings, Inc. (a)	38,608	429

NetApp, Inc.	156,599	9,405

Oracle Corp.	145,067	11,858

Qorvo, Inc. (a)	22,713	2,059

QUALCOMM, Inc.	99,609	10,951

Seagate Technology Holdings PLC	131,512	6,919

Skyworks Solutions, Inc.	3,185	290

Texas Instruments, Inc.	3,891	643

Western Digital Corp. (a)	32,300	1,019

Western Union Co.	7,513	103

Xerox Holdings Corp.	165,450	2,416

		206,311

MATERIALS 0.8%

CF Industries Holdings, Inc.	28,461	2,425

International Paper Co.	21,972	761

Reliance Steel & Aluminum Co.	22,888	4,633

		7,819

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc. (a)	2,513	401

UTILITIES 6.0%

AES Corp.	194,814	5,603

Evergy, Inc.	148,157	9,323

Exelon Corp.	313,508	13,553

FirstEnergy Corp.	2,878	121

NRG Energy, Inc.	100,033	3,183

Pinnacle West Capital Corp.	11,332	862

PPL Corp.	88,302	2,580

Public Service Enterprise Group, Inc.	45,279	2,774

Southern Co.	131,516	9,392

Vistra Corp.	602,885	13,987

WEC Energy Group, Inc.	1	0

		61,378

Total United States		1,003,007

Total Common Stocks (Cost $787,424)		1,005,291

REAL ESTATE INVESTMENT TRUSTS 1.2%

UNITED STATES 1.2%

REAL ESTATE 1.2%

Host Hotels & Resorts, Inc.	340,983	5,473

Iron Mountain, Inc.	37,035	1,846

Park Hotels & Resorts, Inc.	53,330	629

Ventas, Inc.	5,709	257

Weyerhaeuser Co.	135,268	4,193

		12,398

Total Real Estate Investment Trusts (Cost $12,576)		12,398

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.5%
	$	5,467

Total Short-Term Instruments (Cost $5,467)		5,467

Total Investments in Securities (Cost $805,467)		1,023,156

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
4.310% (b)(c)(d)	1,240,386	$	1,240

Total Short-Term Instruments (Cost $1,240)			1,240

Total Investments in Affiliates (Cost $1,240)			1,240

Total Investments 99.8% (Cost $806,707)		$	1,024,396

Other Assets and Liabilities, net 0.2%			2,076

Net Assets 100.0%		$	1,026,472

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

(b)	Institutional Class Shares of each Fund.

(c)

Securities with an aggregate market value of $1,221 were out on loan in exchange for $1,252 of cash collateral as of December 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$5,467	U.S. Treasury Bills 0.000% due 06/29/2023	$(5,576)	$5,467	$5,468

Total Repurchase Agreements						$(5,576)	$5,467	$5,468

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,468	$0	$0	$0	$5,468	$(5,576)	$(108)

Master Securities Lending Agreement
BOS	0	0	0	196	196	(203)	(7)
GSC	0	0	0	1,025	1,025	(1,049)	(24)

Total Borrowings and Other Financing Transactions	$5,468	$0	$0	$1,221

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO RAE US Fund	(Cont.)	December 31, 2022	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Consumer Discretionary	$1,049	$0	$0	$0	$1,049
Common Stocks	203	0	0	0	203

Total Borrowings	$1,252	$0	$0	$0	$1,252

Payable for securities on loan - cash collateral					$1,252

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
United Kingdom
Consumer Discretionary	$2,284	$0	$0	$2,284
United States
Communication Services	20,584	0	0	20,584
Consumer Discretionary	57,080	0	0	57,080
Consumer Staples	91,698	0	0	91,698
Energy	200,773	0	0	200,773
Financials	83,607	0	0	83,607
Health Care	236,464	0	0	236,464
Industrials	36,892	0	0	36,892
Information Technology	206,311	0	0	206,311
Materials	7,819	0	0	7,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate	$401	$0	$0	$401
Utilities	61,378	0	0	61,378
Real Estate Investment Trusts
United States
Real Estate	12,398	0	0	12,398
Short-Term Instruments
Repurchase Agreements	0	5,467	0	5,467

	$1,017,689	$5,467	$0	$1,023,156

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,240	0	0	1,240

Total Investments	$1,018,929	$5,467	$0	$1,024,396

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Small Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 88.0%

UNITED KINGDOM 2.0%

ENERGY 1.2%

TechnipFMC PLC (a)	666,580	$8,126

FINANCIALS 0.7%

Janus Henderson Group PLC	211,289	4,969

INFORMATION TECHNOLOGY 0.1%

Paysafe Ltd. (a)	19,734	274

Total United Kingdom		13,369

UNITED STATES 86.0%

COMMUNICATION SERVICES 1.3%

AMC Networks, Inc. ‘A’ (a)	152,563	2,391

Cinemark Holdings, Inc. (a)	14,462	125

NII Holdings, Inc. (a)	22,836	55

Scholastic Corp.	49,790	1,965

Sinclair Broadcast Group, Inc. ‘A’	50,014	776

Yelp, Inc. (a)	128,754	3,520

		8,832

CONSUMER DISCRETIONARY 16.5%

Abercrombie & Fitch Co. ‘A’ (a)	481,500	11,031

Academy Sports & Outdoors, Inc.	52,429	2,755

Adtalem Global Education, Inc. (a)	179,074	6,357

American Eagle Outfitters, Inc.	26,316	367

Buckle, Inc.	61,490	2,789

Designer Brands, Inc.’A’	159,395	1,559

Dillard’s, Inc. ‘A’ (c)	94,761	30,627

G-III Apparel Group Ltd. (a)	102,403	1,404

GameStop Corp. ‘A’ (a)(c)	19,765	365

Genesco, Inc. (a)	21,673	997

Group 1 Automotive, Inc.	1,851	334

Guess?, Inc.	118,717	2,456

H&R Block, Inc.	163,106	5,955

iRobot Corp. (a)	42,443	2,043

La-Z-Boy, Inc.	13,283	303

Laureate Education, Inc. ‘A’	75,175	723

Murphy USA, Inc.	64,897	18,141

ODP Corp. (a)	146,013	6,649

Signet Jewelers Ltd.	11,406	776

Sleep Number Corp. (a)	86,320	2,243

Sonic Automotive, Inc. ‘A’	20,028	987

Steven Madden Ltd.	21,619	691

Travel & Leisure Co.	16,695	608

Tri Pointe Homes, Inc. (a)	54,758	1,018

Tupperware Brands Corp. (a)	303,996	1,258

Visteon Corp. (a)	70,553	9,230

Wolverine World Wide, Inc.	30,527	334

		112,000

CONSUMER STAPLES 5.8%

Fresh Del Monte Produce, Inc.	107,976	2,828

Fresh Market, Inc. (a)	3,535	2

Ingles Markets, Inc. ‘A’	54,021	5,211

National Beverage Corp. (a)	17,625	820

Nu Skin Enterprises, Inc. ‘A’	153,269	6,462

SpartanNash Co.	123,690	3,740

	SHARES	MARKET VALUE (000S)

Sprouts Farmers Market, Inc. (a)	327,347	$10,596

United Natural Foods, Inc. (a)	26,416	1,023

Universal Corp.	49,017	2,589

USANA Health Sciences, Inc. (a)	13,445	715

Vector Group Ltd.	48,851	579

Weis Markets, Inc.	56,413	4,642

		39,207

ENERGY 16.5%

Arch Resources, Inc.	6,436	919

Archrock, Inc.	60,080	539

CNX Resources Corp. (a)	494,047	8,320

CVR Energy, Inc.	275,647	8,639

Delek U.S. Holdings, Inc.	438,560	11,841

Dril-Quip, Inc. (a)	25,638	697

Green Plains, Inc. (a)	52,426	1,599

Helmerich & Payne, Inc.	487,032	24,142

Kosmos Energy Ltd. (a)	253,564	1,613

Murphy Oil Corp.	186,619	8,026

Nabors Industries Ltd. (a)	39,339	6,092

Oceaneering International, Inc. (a)	703,812	12,310

Patterson-UTI Energy, Inc.	1,051,097	17,700

Peabody Energy Corp. (a)	26,648	704

Permian Resources Corp.	716,692	6,737

RPC, Inc.	227,423	2,022

		111,900

FINANCIALS 6.5%

Affiliated Managers Group, Inc.	50,604	8,017

American Equity Investment Life Holding Co.	77,704	3,545

Associated Banc-Corp.	45,456	1,050

BankUnited, Inc.	23,768	807

Banner Corp.	2,378	150

BGC Partners, Inc. ‘A’	201,611	760

Brightsphere Investment Group, Inc.	160,621	3,306

Capitol Federal Financial, Inc.	61,527	532

Cathay General Bancorp	17,558	716

Columbia Banking System, Inc.	5,343	161

Federated Hermes, Inc. ‘B’	28,025	1,018

First Hawaiian, Inc.	34,063	887

FirstCash Holdings, Inc.	2,957	257

FNB Corp.	37,315	487

Hilltop Holdings, Inc.	21,005	630

Hope Bancorp, Inc.	22,277	285

International Bancshares Corp.	12,864	589

Mercury General Corp.	7,148	244

Nelnet, Inc. ‘A’	6,267	569

Old National Bancorp	9,266	167

OneMain Holdings, Inc.	118,957	3,962

PacWest Bancorp	24,955	573

ProAssurance Corp.	145,312	2,539

PROG Holdings, Inc. (a)	217,521	3,674

SEI Investments Co.	31,580	1,841

Trustmark Corp.	16,169	564

Washington Federal, Inc.	104,481	3,505

White Mountains Insurance Group Ltd.	2,405	3,402

		44,237

HEALTH CARE 8.5%

Acadia Healthcare Co., Inc. (a)	27,839	2,292

	SHARES	MARKET VALUE (000S)

Allscripts Healthcare Solutions, Inc. (a)	171,120	$3,019

Brookdale Senior Living, Inc. (a)	134,234	366

Community Health Systems, Inc. (a)	413,215	1,785

Emergent BioSolutions, Inc. (a)	45,143	533

Ionis Pharmaceuticals, Inc. (a)	93,126	3,517

LHC Group, Inc. (a)	22,353	3,614

Myriad Genetics, Inc. (a)	331,195	4,806

Nektar Therapeutics (a)	143,063	323

OPKO Health, Inc. (a)	22,772	29

Owens & Minor, Inc. (a)	220,773	4,312

Patterson Cos., Inc.	427,761	11,990

Pediatrix Medical Group, Inc. (a)	463,515	6,888

Sage Therapeutics, Inc. (a)	34,487	1,315

United Therapeutics Corp. (a)	45,557	12,669

		57,458

INDUSTRIALS 10.2%

AAR Corp. (a)	60,175	2,702

Allison Transmission Holdings, Inc.	239,827	9,977

Apogee Enterprises, Inc.	64,337	2,860

Applied Industrial Technologies, Inc.	3,514	443

Boise Cascade Co.	4,997	343

Brady Corp. ‘A’	7,859	370

CoreCivic, Inc. (a)	553,845	6,402

Deluxe Corp.	98,080	1,665

Dycom Industries, Inc. (a)	48,941	4,581

EMCOR Group, Inc.	5,977	885

EnerSys	8,462	625

FTI Consulting, Inc. (a)	26,434	4,198

GrafTech International Ltd.	161,374	768

Healthcare Services Group, Inc.	210,986	2,532

HNI Corp.	19,379	551

Landstar System, Inc.	7,326	1,193

Moog, Inc. ‘A’	5,000	439

Mueller Industries, Inc.	3,637	215

NOW, Inc. (a)	358,811	4,557

Pitney Bowes, Inc.	396,516	1,507

Primoris Services Corp.	9,066	199

Rush Enterprises, Inc. ‘A’	16,714	874

Ryder System, Inc.	40,230	3,362

Schneider National, Inc. ‘B’	151,886	3,554

Steelcase, Inc. ‘A’	134,914	954

Terex Corp.	10,254	438

TrueBlue, Inc. (a)	86,016	1,684

Valmont Industries, Inc.	2,497	826

Veritiv Corp.	29,269	3,562

Watsco, Inc.	23,679	5,906

Werner Enterprises, Inc.	14,710	592

		68,764

INFORMATION TECHNOLOGY 9.6%

Amkor Technology, Inc.	27,705	664

Avaya Holdings Corp. (a)(c)	578,800	113

Belden, Inc.	5,417	390

Benchmark Electronics, Inc.	133,069	3,552

Cirrus Logic, Inc. (a)	53,076	3,953

CommScope Holding Co., Inc. (a)	208,727	1,534

Conduent, Inc. (a)	972,369	3,938

CSG Systems International, Inc.	45,122	2,581

Insight Enterprises, Inc. (a)	19,034	1,909

InterDigital, Inc.	11,218	555

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Knowles Corp. (a)	33,196	$545

LiveRamp Holdings, Inc. (a)	11,302	265

NetScout Systems, Inc. (a)	248,204	8,069

PC Connection, Inc.	14,756	692

Plexus Corp. (a)	5,688	585

Sabre Corp. (a)	179,776	1,111

Sanmina Corp. (a)	271,949	15,580

Synaptics, Inc. (a)	42,223	4,018

Teradata Corp. (a)	301,412	10,146

TTM Technologies, Inc. (a)	67,955	1,025

Vishay Intertechnology, Inc.	184,090	3,971

		65,196

MATERIALS 5.4%

Cabot Corp.	14,047	939

Carpenter Technology Corp.	11,813	436

Graphic Packaging Holding Co.	41,803	930

Innospec, Inc.	4,663	480

Kaiser Aluminum Corp.	6,159	468

Louisiana-Pacific Corp.	8,706	515

NewMarket Corp.	5,556	1,728

O-I Glass, Inc. (a)	137,836	2,284

Sensient Technologies Corp.	12,461	909

Stepan Co.	3,039	324

Sylvamo Corp.	107,018	5,200

Trinseo PLC	81,908	1,860

Warrior Met Coal, Inc.	599,558	20,769

		36,842

REAL ESTATE 1.6%

Anywhere Real Estate, Inc. (a)	1,550,166	9,905

DigitalBridge Group, Inc.	81,700	894

New York REIT, Inc. «(a)	4,082	22

		10,821

	SHARES	MARKET VALUE (000S)
UTILITIES 4.1%

Avista Corp.	54,878	$2,433

Hawaiian Electric Industries, Inc.	36,526	1,529

IDACORP, Inc.	31,747	3,424

NorthWestern Corp.	23,968	1,422

OGE Energy Corp.	349,645	13,828

ONE Gas, Inc.	12,581	953

Portland General Electric Co.	43,115	2,113

Southwest Gas Holdings, Inc.	22,091	1,367

Spire, Inc.	8,327	573

		27,642

Total United States		582,899

Total Common Stocks (Cost $532,505)		596,268

REAL ESTATE INVESTMENT TRUSTS 11.2%

UNITED STATES 11.2%

FINANCIALS 1.9%

Chimera Investment Corp.	1,590,993	8,751

Ladder Capital Corp. REIT	30,859	310

MFA Financial, Inc.	395,778	3,898

		12,959

REAL ESTATE 9.3%

Alexander & Baldwin, Inc.	63,587	1,191

Apple Hospitality REIT, Inc.	466,117	7,355

Brandywine Realty Trust	70,881	436

DiamondRock Hospitality Co.	65,464	536

Elme Communities	11,433	204

Equity Commonwealth	26,570	664

InvenTrust Properties Corp.	115,999	2,746

Macerich Co.	446,720	5,030

Office Properties Income Trust	147,879	1,974

Omega Healthcare Investors, Inc.	147,113	4,112

Outfront Media, Inc.	35,695	592

	SHARES	MARKET VALUE (000S)

Paramount Group, Inc.	243,232	$1,445

RLJ Lodging Trust	819,588	8,679

Sabra Health Care REIT, Inc.	19,338	240

Service Properties Trust	640,365	4,668

SITE Centers Corp.	55,002	751

SL Green Realty Corp.	191,420	6,455

Sunstone Hotel Investors, Inc.	656,032	6,337

Tanger Factory Outlet Centers, Inc.	232,007	4,162

Uniti Group, Inc.	352,322	1,948

Xenia Hotels & Resorts, Inc.	254,667	3,357

		62,882

Total Real Estate Investment Trusts (Cost $87,624)		75,841

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (e) 0.6%
		3,817

Total Short-Term Instruments (Cost $3,817)		3,817

Total Investments in Securities (Cost $623,946)		675,926

INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS 0.5%

PIMCO Government Money Market Fund
4.310% (b)(c)(d)	3,345,820	3,346

Total Short-Term Instruments (Cost $3,346)		3,346

Total Investments in Affiliates (Cost $3,346)		3,346

Total Investments 100.3% (Cost $627,292)		$679,272

Other Assets and Liabilities, net (0.3)%		(1,730)

Net Assets 100.0%		$677,542

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

(a)	Security did not produce income within the last twelve months.

(b)	Institutional Class Shares of each Fund.

(c)

Securities with an aggregate market value of $2,801 were out on loan in exchange for $3,313 of cash collateral as of December 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$3,817	U.S. Treasury Notes 0.125% due 05/15/2023	$(3,893)	$3,817	$3,817

Total Repurchase Agreements						$(3,893)	$3,817	$3,817

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,817	$0	$0	$0	$3,817	$(3,893)	$(76)

Master Securities Lending Agreement
BPG	0	0	0	104	104	(562)	(458)
GSC	0	0	0	300	300	(306)	(6)
MSC	0	0	0	2,397	2,397	(2,445)	(48)

Total Borrowings and Other Financing Transactions	$3,817	$0	$0	$2,801

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$3,313	$0	$0	$0	$3,313

Total Borrowings	$3,313	$0	$0	$0	$3,313

Payable for securities on loan - cash collateral					$3,313

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
United Kingdom
Energy	$8,126	$0	$0	$8,126
Financials	4,969	0	0	4,969
Information Technology	274	0	0	274
United States
Communication Services	8,777	55	0	8,832
Consumer Discretionary	112,000	0	0	112,000
Consumer Staples	39,205	2	0	39,207
Energy	111,900	0	0	111,900
Financials	44,237	0	0	44,237
Health Care	57,458	0	0	57,458
Industrials	68,764	0	0	68,764
Information Technology	65,196	0	0	65,196
Materials	36,842	0	0	36,842

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate	$10,799	$0	$22	$10,821
Utilities	27,642	0	0	27,642
Real Estate Investment Trusts
United States
Financials	12,959	0	0	12,959
Real Estate	62,882	0	0	62,882
Short-Term Instruments
Repurchase Agreements	0	3,817	0	3,817

	$672,030	$3,874	$22	$675,926

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	3,346	0	0	3,346

Total Investments	$675,376	$3,874	$22	$679,272

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net

56	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Notes to Financial Statements	(Cont.)

on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation

58	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by

Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	59

Notes to Financial Statements	(Cont.)

ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

60	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$40,679	$86,114	$(110,509)	$0	$0	$16,284	$219	$0

PIMCO RAE International Fund	28,070	155,907	(159,267)	0	0	24,710	238	0

PIMCO RAE US Fund	1,291	20,368	(20,419)	0	0	1,240	27	0

PIMCO RAE US Small Fund	24,394	100,114	(121,162)	0	0	3,346	130	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	61

Notes to Financial Statements	(Cont.)

www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2022 (amounts in thousands†):

PIMCO RAE Global ex-US Fund

Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$18,530	$4,092	$(1,663)	$(269)	$(412)	$20,278	$107	$1,963

PIMCO RAE International Fund	60,097	12,314	(1,722)	(784)	(959)	68,946	1,564	3,163

Totals	$78,627	$16,406	$(3,385)	$(1,053)	$(1,371)	$89,224	$1,671	$5,126

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are

62	PIMCO EQUITY SERIES

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included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

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Notes to Financial Statements	(Cont.)

Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss)

reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	X	—	—	—

Allocation	—	X	—	—	—

Acquired Fund	—	X	—	—	—

Equity	X	X	X	X	X

Value Investing	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	—	—

Emerging Markets	X	X	X	—	—

Market	X	X	X	X	X

Issuer	X	X	X	X	X

Credit	X	X	X	X	X

Distressed Company	—	X	—	—	X

Currency	X	X	X	—	—

Real Estate	X	X	X	X	X

Liquidity	X	X	X	X	X

Leveraging	X	X	X	X	X

Management	X	X	X	X	X

Small Company	—	X	—	—	X

Derivatives	X	X	X	X	X

Model	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it

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continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures.

Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity.

Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction

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Notes to Financial Statements	(Cont.)

in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the

Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially

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more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation

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Notes to Financial Statements	(Cont.)

(depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global ex-US Fund	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund	0.25%	0.15%	0.25%	0.35%	*(1)	0.30%
PIMCO RAE US Small Fund	0.35%	0.15%	0.25%	N/A		0.30%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended

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December 31, 2022, the Distributor retained $12,068 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$3,164	$105	$90	$3,359

PIMCO RAE Global ex-US Fund	122	6	6	134

PIMCO RAE International Fund	699	72	52	823

PIMCO RAE US Fund	613	58	80	751

PIMCO RAE US Small Fund	275	29	28	332

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Notes to Financial Statements	(Cont.)

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$48

PIMCO RAE Global ex-US Fund	3

PIMCO RAE International Fund	21

PIMCO RAE US Fund	35

PIMCO RAE US Small Fund	15

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operation as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$0

PIMCO RAE Global ex-US Fund	234

PIMCO RAE International Fund	0

PIMCO RAE US Fund	0

PIMCO RAE US Small Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

70	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$389,967	$620,105

PIMCO RAE Global ex-US Fund	0	0	16,406	3,385

PIMCO RAE International Fund	0	0	443,956	304,767

PIMCO RAE US Fund	0	0	579,057	470,749

PIMCO RAE US Small Fund	0	0	456,904	211,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global ex-US Fund				PIMCO RAE International Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	17,815	$156,868	97,422	$1,018,219	303	$2,635	508	$5,555	47,029	$336,671	18,328	$171,420

I-2	2,045	17,966	5,146	56,049	0	0	34	371	392	2,850	2,501	25,826

Class A	88	759	466	5,028	922	8,063	379	3,979	33	246	616	5,603
Issued as reinvestment of distributions

Institutional Class	12,425	104,542	6,017	64,018	693	5,937	855	8,675	6,573	49,026	17,771	157,094

I-2	711	5,939	507	5,364	3	24	4	42	64	475	286	2,514

Class A	122	1,007	128	1,341	164	1,373	129	1,283	44	320	586	5,075
Cost of shares redeemed

Institutional Class	(45,101)	(402,095)	(105,271)	(1,201,372)	(347)	(3,023)	(408)	(4,128)	(25,031)	(185,806)	(60,704)	(591,702)

I-2	(3,012)	(26,883)	(2,774)	(29,044)	(4)	(32)	(16)	(169)	(516)	(3,777)	(3,571)	(35,682)

Class A	(366)	(3,136)	(476)	(4,846)	(181)	(1,561)	(430)	(4,316)	(2,314)	(17,364)	(571)	(5,481)

Net increase (decrease) resulting from Fund share transactions	(15,273)	$(145,033)	1,165	$(85,243)	1,553	$13,416	1,055	$11,292	26,274	$182,641	(24,758)	$(265,333)

	PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022		Six Months Ended 12/31/2022 (Unaudited)		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	30,330	$383,256	39,919	$555,289	37,883	$326,146	32,219	$359,498

I-2	1,297	16,220	1,836	24,431	4,971	41,790	6,453	69,295

Class A	276	3,334	616	7,999	2,165	18,291	9,590	115,946
Issued as reinvestment of distributions

Institutional Class	5,753	71,427	8,452	112,599	5,605	47,413	9,290	88,386

I-2	323	3,977	268	3,540	526	4,385	1,092	10,276

Class A	114	1,378	95	1,231	877	7,147	3,337	30,755
Cost of shares redeemed

Institutional Class	(23,061)	(286,745)	(47,655)	(631,820)	(11,299)	(100,661)	(29,132)	(368,627)

I-2	(1,072)	(13,616)	(1,120)	(14,972)	(3,035)	(26,903)	(2,091)	(21,259)

Class A	(123)	(1,521)	(242)	(3,220)	(2,271)	(19,077)	(6,657)	(75,310)

Net increase (decrease) resulting from Fund share transactions	13,837	$177,710	2,169	$55,077	35,422	$298,531	24,101	$208,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	1	0%	27%

PIMCO RAE Global ex-US Fund	3	0	81%	0%

PIMCO RAE International Fund	0	1	0%	43%

PIMCO RAE US Small Fund	0	1	0%	29%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$121,840	$134,835

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund*	23,880	24,449

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	17,069	7,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

72	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$1,203,159	$94,891	$(136,480)	$ (41,589)

PIMCO RAE Global ex-US Fund	109,699	0	(20,475)	(20,475)

PIMCO RAE International Fund	699,850	55,189	(19,765)	35,424

PIMCO RAE US Fund	839,642	215,445	(30,691)	184,754

PIMCO RAE US Small Fund	655,525	64,606	(40,859)	23,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	BSN	The Bank of Nova Scotia - Toronto	MSC	Morgan Stanley & Co. LLC.

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

REIT	Real Estate Investment Trust

74	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE Emerging Markets Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0453	$0.0000	$0.0000	$0.0453

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0402	$0.0000	$0.0000	$0.0402

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0310	$0.0000	$0.0000	$0.0310

PIMCO RAE Global ex-US Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1493	$0.0000	$0.0000	$0.1493

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1451	$0.0000	$0.0000	$0.1451

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1375	$0.0000	$0.0000	$0.1375

PIMCO RAE International Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1708	$0.0000	$0.0000	$0.1708

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1663	$0.0000	$0.0000	$0.1663

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1446	$0.0000	$0.0000	$0.1446

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	75

Distribution Information	(Cont.)	(Unaudited)

PIMCO RAE US Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1448	$0.0000	$0.0000	$0.1448

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1396	$0.0000	$0.0000	$0.1396

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1246	$0.0000	$0.0000	$0.1246

PIMCO RAE US Small Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1147	$0.0000	$0.0000	$0.1147

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1116	$0.0000	$0.0000	$0.1116

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0981	$0.0000	$0.0000	$0.0981

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

76	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023.

In addition, the Board considered and unanimously approved the renewal of the Second Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2023.

At a meeting held on November 15-16, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “New Fund Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “New Fund Supervision and Administration Agreement” and together with the New Fund Investment Advisory Contract, the “New Fund Agreements”) between the Trust, on behalf of PIMCO REALPATH® Blend 2065 Fund ( the “New Fund”) and PIMCO for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

In considering whether to approve the New Fund Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to the New Fund’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the New Fund. In addition, the Board reviewed materials provided by Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Fund Agreements. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Fund.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	77

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

In connection with the approval of the New Fund Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Fund Agreements at the November 15-16, 2022 meeting with respect to the New Fund.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Fund Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and approve the New Fund Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision

78	PIMCO EQUITY SERIES

(Unaudited)

of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

With respect to the New Fund, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Fund under the New Fund Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, the Trustees did not receive or consider investment performance information for the New Fund.

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board discussed these and other performance-related developments. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods. The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for certain of the Funds and/or classes and the Funds of Funds. Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund are reasonable.

With respect to the New Fund, PIMCO reported to the Board that, in considering fees for the New Fund, it analyzed a number of factors,

80	PIMCO EQUITY SERIES

(Unaudited)

including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Fund Agreements were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the New Fund Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and the New Fund’s cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and the New Fund and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to the New Fund by PIMCO supported the approval of the New Fund Agreements. The Independent Trustees and the Board as a whole concluded that the New Fund Agreements were fair and reasonable to the New Fund and its shareholders and that the approval of the New Fund Agreements was in the best interest of the New Fund and its shareholders.

82	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123122

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2022

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned 2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as

2	PIMCO EQUITY SERIES

measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

4	PIMCO EQUITY SERIES

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. Default by the Russian Federation on its sovereign debt will have implications to credit default swaps in relation to the Russian Federation. A Fund’s ability to participate in any resulting credit default swap auction or physical settlement process may be limited by, among other things, sanctions or other similar measures. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

6	PIMCO EQUITY SERIES

delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

Important Information About the Funds	(Cont.)

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

8	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	1.69%	(19.41)%	0.13%	0.92%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	0.45%	(19.55)%	(0.09)%	0.77%
RAFI Dynamic Multi-Factor Emerging Markets Index±	2.39%	(18.49)%	0.86%	1.69%
MSCI Emerging Markets Index±±	(2.99)%	(20.09)%	(1.40)%	(0.05)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Markets Index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.52%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

Ticker symbol - MFEM

Top 10 Holdings as of December 31, 2022†§

Vale SA	1.7%
Infosys Ltd.	1.6%
POSCO Holdings, Inc.	1.4%
Bank of China Ltd. ‘H’	1.3%
Pinduoduo, Inc. ADR	1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.1%
America Movil SAB de CV	1.1%
Hyundai Motor Co.	1.1%
Reliance Industries Ltd.	1.1%
Meituan ‘B’	1.0%

Geographic Breakdown as of December 31, 2022†**

China	17.3%
India	16.6%
South Korea	13.8%
Taiwan	13.5%
Brazil	6.6%
Thailand	6.2%
South Africa	4.7%
Turkey	4.6%
Mexico	3.2%
Hong Kong	2.8%
Saudi Arabia	2.8%
Indonesia	2.5%
Malaysia	1.8%
Chile	1.1%
Short-Term Instruments	0.4%
Other	2.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the industrials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	There were no material detractors for this Fund.

10	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	4.65%	(10.38)%	1.99%	3.19%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	4.31%	(10.28)%	1.91%	3.08%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	4.86%	(10.47)%	2.16%	3.50%
MSCI EAFE Index±±	6.36%	(14.45)%	1.54%	2.71%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed Ex-U.S. Index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.40%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

Ticker symbol - MFDX

Top 10 Holdings as of December 31, 2022†§

AstraZeneca PLC	1.5%
BP PLC	1.4%
Novo Nordisk AS ‘B’	1.4%
Glencore PLC	1.1%
Equinor ASA	1.0%
Nestle SA	1.0%
Eni SpA	0.9%
Zurich Insurance Group AG	0.8%
Shell PLC	0.8%
Bayerische Motoren Werke AG	0.8%

Geographic Breakdown as of December 31, 2022†**

Japan	26.6%
United Kingdom	13.7%
France	7.9%
Canada	7.0%
Switzerland	6.9%
Germany	6.0%
Australia	5.1%
Spain	4.3%
Netherlands	4.0%
Italy	2.7%
Denmark	2.4%
Sweden	2.2%
Hong Kong	1.9%
Norway	1.9%
Singapore	1.7%
Finland	1.2%
Ireland	1.0%
Short-Term Instruments	0.3%
Other	3.2%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the utilities sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

12	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	7.01%	(5.62)%	8.81%	10.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	7.07%	(5.86)%	8.76%	10.36%
RAFI Dynamic Multi-Factor U.S. Index±	7.16%	(5.41)%	9.17%	10.78%
S&P 500 Index±±	2.31%	(18.11)%	9.42%	10.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the largecap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

Ticker symbol - MFUS

Top 10 Holdings as of December 31, 2022†§

Exxon Mobil Corp.	2.6%
Chevron Corp.	2.3%
Walmart, Inc.	2.0%
Johnson & Johnson	2.0%
AT&T, Inc.	2.0%
Merck & Co., Inc.	1.9%
Gilead Sciences, Inc.	1.6%
International Business Machines Corp.	1.6%
Procter & Gamble Co.	1.6%
Pfizer, Inc.	1.4%

Sector Breakdown as of December 31, 2022†**

Health Care	17.9%
Consumer Staples	14.5%
Energy	12.7%
Financials	11.9%
Consumer Discretionary	9.9%
Industrials	9.9%
Information Technology	9.5%
Communication Services	4.9%
Materials	3.9%
Real Estate	2.2%
Utilities	2.1%
Short-Term Instruments	0.6%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the industrials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the utilities sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

14	PIMCO EQUITY SERIES

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	3.10%	(13.84)%	6.03%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	3.25%	(13.80)%	5.86%
RAFI ESG US Index±	3.28%	(13.66)%	6.37%
S&P 500 Index±±	2.31%	(18.11)%	8.02%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential. It is not possible to invest directly in the index.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the largecap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

Ticker symbol - RAFE

Top 10 Holdings as of December 31, 2022†§

Microsoft Corp.	4.7%
Apple, Inc.	4.4%
Johnson & Johnson	3.4%
AT&T, Inc.	3.2%
JPMorgan Chase & Co.	2.9%
Cisco Systems, Inc.	2.7%
Intel Corp.	2.6%
Pfizer, Inc.	2.5%
Procter & Gamble Co.	2.4%
Merck & Co., Inc.	2.4%

Sector Breakdown as of December 31, 2022†**

Information Technology	28.0%
Health Care	23.0%
Financials	15.0%
Communication Services	9.0%
Consumer Staples	7.6%
Consumer Discretionary	7.5%
Industrials	4.6%
Materials	3.2%
Real Estate	1.8%
Utilities	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

16	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,016.90	$2.52	$1,000.00	$1,022.98	$2.53	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,046.50	2.03	1,000.00	1,023.49	2.01	0.39
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,070.10	1.53	1,000.00	1,024.00	1.50	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,031.00	1.50	1,000.00	1,024.00	1.50	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the fund, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended*:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2022 - 12/31/2022+	$18.33	$0.42	$(0.14)	$0.28	$(0.53)	$(0.59)	$(1.12)

06/30/2022	31.06	1.21	(6.94)	(5.73)	(2.46)	(4.54)	(7.00)

06/30/2021	20.84	0.50	10.14	10.64	(0.42)	0.00	(0.42)

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF
Institutional Class

07/01/2022 - 12/31/2022+	$25.16	$0.31	$0.83	$1.14	$(0.63)	$0.00	$(0.63)

06/30/2022	29.66	0.95	(4.57)	(3.62)	(0.88)	0.00	(0.88)

06/30/2021	22.86	0.69	6.53	7.22	(0.42)	0.00	(0.42)

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
Institutional Class

07/01/2022 - 12/31/2022+	$36.24	$0.43	$2.08	$2.51	$(0.61)	$0.00	$(0.61)

06/30/2022	39.00	0.75	(2.90)	(2.15)	(0.61)	0.00	(0.61)

06/30/2021	27.74	0.52	11.28	11.80	(0.54)	0.00	(0.54)

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF
Institutional Class

07/01/2022 - 12/31/2022+	$27.58	$0.32	$0.52	$0.84	$(0.48)	$0.00	$(0.48)

06/30/2022	30.72	0.60	(3.22)	(2.62)	(0.52)	0.00	(0.52)

06/30/2021	21.40	0.51	9.32	9.83	(0.51)	0.00	(0.51)

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)

+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$17.49	1.69%	$72,044	0.49	%*	0.50	%*	0.49	%*	0.50	%*	4.69	%*	31%

18.33	(23.00)	75,517	0.49		0.50		0.49		0.50		4.50		54

31.06	51.62	494,452	0.50		0.51		0.50		0.51		1.91		58

20.84	(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$25.67	4.65%	$107,810	0.39	%*	0.40	%*	0.39	%*	0.40	%*	2.46	%*	12%

25.16	(12.60)	85,539	0.39		0.40		0.39		0.40		3.30		39

29.66	31.87	88,978	0.40		0.40		0.40		0.40		2.54		48

22.86	(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$38.14	7.01%	$115,196	0.29	%*	0.30	%*	0.29	%*	0.30	%*	2.26	%*	21%

36.24	(5.66)	94,954	0.29		0.30		0.29		0.30		1.88		43

39.00	43.02	82,677	0.29		0.30		0.29		0.30		1.53		63

27.74	(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$27.94	3.10%	$27,939	0.29	%*	0.30	%*	0.29	%*	0.30	%*	2.21	%*	8%

27.58	(8.73)	28,615	0.29		0.30		0.29		0.30		1.94		26

30.72	46.63	20,584	0.30		0.31		0.30		0.31		1.91		32

21.40	(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

Statements of Assets and Liabilities	December 31, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$71,724	$107,479	$115,515	$27,852
Investments in Affiliates	6	0	0	0
Cash	0	0	0	184
Foreign currency, at value	177	344	0	0
Receivable for investments sold	0	602	394	76
Interest and/or dividends receivable	378	411	160	24
Reimbursement receivable from PIMCO	1	1	1	0
Other assets	3	0	0	0
Total Assets	72,289	108,837	116,070	28,136

Liabilities:

Payable for investments purchased	$0	$107	$149	$0
Payable upon return of securities loaned	6	0	0	0
Distributions payable	206	882	694	190
Accrued management fees	33	38	31	7
Total Liabilities	245	1,027	874	197

Net Assets	$72,044	$107,810	$115,196	$27,939

Net Assets Consist of:

Paid in capital	$79,771	$118,769	$122,164	$31,108
Distributable earnings (accumulated loss)	(7,727)	(10,959)	(6,968)	(3,169)

Net Assets	$72,044	$107,810	$115,196	$27,939

Shares Issued and Outstanding	4,120	4,200	3,020	1,000

Net Asset Value Per Share Outstanding(a):	$17.49	$25.67	$38.14	$27.94

Cost of investments in securities	$73,830	$104,448	$102,828	$29,239
Cost of investments in Affiliates	$6	$0	$0	$0
Cost of foreign currency held	$173	$343	$0	$0

* Includes repurchase agreements of:	$257	$320	$709	$0
^ Includes securities on loan of:	$5	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Interest	$2	$2	$3	$0
Dividends, net of foreign taxes*	2,099	1,399	1,387	357
Securities lending income	2	2	1	0
Total Income	2,103	1,403	1,391	357

Expenses:

Management fees	198	191	158	41
Trustee fees	3	3	3	1
Interest expense	2	1	0	0
Miscellaneous expense	2	2	3	1
Total Expenses	205	197	164	43
Waiver and/or Reimbursement by PIMCO	(3)	(3)	(3)	(1)
Net Expenses	202	194	161	42

Net Investment Income (Loss)	1,901	1,209	1,230	315

Net Realized Gain (Loss):

Investments in securities	(2,402)	(567)	(2,463)	(692)
In-kind redemptions	457	0	0	502
Over the counter financial derivative instruments	0	4	0	0
Foreign currency	(67)	(6)	0	0

Net Realized Gain (Loss)	(2,012)	(569)	(2,463)	(190)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,181	4,595	8,639	643
Foreign currency assets and liabilities	(44)	10	0	0

Net Change in Unrealized Appreciation (Depreciation)	1,137	4,605	8,639	643

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,026	$5,245	$7,406	$768

* Foreign tax withholdings - Dividends	$317	$143	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,901	$8,155	$1,209	$3,110	$1,230	$1,638	$315	$499
Net realized gain (loss)	(2,012)	82,414	(569)	1,573	(2,463)	938	(190)	412
Net change in unrealized appreciation (depreciation)	1,137	(124,916)	4,605	(17,528)	8,639	(8,348)	643	(4,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,026	(34,347)	5,245	(12,845)	7,406	(5,772)	768	(3,339)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(4,723)	(35,613)	(2,354)	(2,872)	(1,730)	(1,311)	(486)	(411)

Total Distributions(a)	(4,723)	(35,613)	(2,354)	(2,872)	(1,730)	(1,311)	(486)	(411)

Fund Share Transactions:

Receipts for shares sold	18,083	19,206	19,380	36,080	14,566	31,146	4,319	17,482
Cost of shares redeemed	(17,859)	(368,181)	0	(23,802)	0	(11,786)	(5,277)	(5,701)
Net increase (decrease) resulting from Fund share transactions	224	(348,975)	19,380	12,278	14,566	19,360	(958)	11,781

Total Increase (Decrease) in Net Assets	(3,473)	(418,935)	22,271	(3,439)	20,242	12,277	(676)	8,031

Net Assets:

Beginning of period	75,517	494,452	85,539	88,978	94,954	82,677	28,615	20,584
End of period	$72,044	$75,517	$107,810	$85,539	$115,196	$94,954	$27,939	$28,615

Shares of Beneficial Interest:

Shares sold	1,000	800	800	1,200	400	800	150	550
Shares redeemed	(1,000)	(12,600)	0	(800)	0	(300)	(188)	(182)
Net increase (decrease) in shares outstanding	0	(11,800)	800	400	400	500	(38)	368

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end so the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 96.9%

BRAZIL 4.7%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil SA	6,373	$46

CONSUMER DISCRETIONARY 0.2%

Vibra Energia SA	54,632	160

CONSUMER STAPLES 0.6%

Ambev SA	85,279	233

BRF SA (b)	8,558	13

JBS SA	33,660	141

Raia Drogasil SA	17,623	79

		466

ENERGY 0.3%

Cosan SA	6,640	21

Ultrapar Participacoes SA	71,988	171

		192

FINANCIALS 0.9%

B3 SA - Brasil Bolsa Balcao	67,702	169

Banco BTG Pactual SA	11,038	50

Banco do Brasil SA	50,977	330

BB Seguridade Participacoes SA	10,497	67

Porto Seguro SA	2,300	10

		626

HEALTH CARE 0.1%

Hypera SA	7,080	61

INDUSTRIALS 0.2%

CCR SA	11,271	23

Rumo SA	5,100	18

WEG SA	14,681	107

		148

MATERIALS 1.9%

Cia Siderurgica Nacional SA	13,277	36

Klabin SA	21,990	83

Suzano SA	6,992	65

Vale SA	72,500	1,228

		1,412

UTILITIES 0.4%

Centrais Eletricas Brasileiras SA	8,157	65

Cia de Saneamento Basico do Estado de Sao Paulo	4,455	48

Cia Paranaense de Energia	13,189	96

Engie Brasil Energia SA	2,735	20

Equatorial Energia SA	6,640	34

		263

Total Brazil		3,374

CHILE 0.8%

CONSUMER DISCRETIONARY 0.1%

Falabella SA	30,586	60

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%

Cencosud SA	44,749	$73

Cia Cervecerias Unidas SA	8,490	57

		130

ENERGY 0.1%

Empresas COPEC SA	5,050	38

FINANCIALS 0.2%

Banco de Chile	1,117,437	116

Banco de Credito e Inversiones SA	998	28

Banco Santander Chile	569,195	23

		167

MATERIALS 0.0%

Empresas CMPC SA	14,616	24

UTILITIES 0.2%

Aguas Andinas SA ‘A’	151,770	35

Colbun SA	321,144	33

Enel Americas SA	630,958	85

Enel Chile SA	418,221	19

		172

Total Chile		591

CHINA 17.2%

COMMUNICATION SERVICES 0.2%

China Tower Corp. Ltd. ‘H’	392,000	42

China United Network Communications Ltd. ‘A’	51,500	33

Tencent Music Entertainment Group ADR (b)	10,784	90

		165

CONSUMER DISCRETIONARY 3.2%

ANTA Sports Products Ltd.	4,400	57

BAIC Motor Corp. Ltd. ‘H’	98,000	26

Chongqing Changan Automobile Co. Ltd. ‘A’	6,900	12

Dongfeng Motor Group Co. Ltd. ‘H’	68,000	39

Fuyao Glass Industry Group Co. Ltd.	9,600	40

Great Wall Motor Co. Ltd. ‘H’	42,000	54

Huayu Automotive Systems Co. Ltd. ‘A’	5,000	12

Meituan ‘B’ (b)	33,600	744

Pinduoduo, Inc. ADR (b)	10,480	855

SAIC Motor Corp. Ltd. ‘A’	18,100	37

Shenzhou International Group Holdings Ltd.	4,400	49

Trip.com Group Ltd. ADR (b)	4,387	151

Vipshop Holdings Ltd. ADR (b)	3,205	44

Wuchan Zhongda Group Co. Ltd. ‘A’	21,200	15

Yum China Holdings, Inc.	3,561	195

		2,330

CONSUMER STAPLES 0.9%

Dali Foods Group Co. Ltd.	49,000	22

Hengan International Group Co. Ltd.	20,500	109

	SHARES	MARKET VALUE (000S)

Inner Mongolia Yili Industrial Group Co. Ltd. ‘A’	5,900	$26

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ‘A’	600	14

Kweichow Moutai Co. Ltd. ‘A’	100	25

Muyuan Foods Co. Ltd. ‘A’	3,900	27

Nongfu Spring Co. Ltd.	17,600	99

Tingyi Cayman Islands Holding Corp.	72,000	127

Tsingtao Brewery Co. Ltd. ‘H’	6,000	59

Uni-President China Holdings Ltd.	35,000	35

Want Want China Holdings Ltd.	80,000	54

Wens Foodstuffs Group Co. Ltd. ‘A’	21,700	61

Wuliangye Yibin Co. Ltd. ‘A’	700	18

		676

ENERGY 2.7%

China Coal Energy Co. Ltd. ‘H’	11,000	9

China Oilfield Services Ltd. ‘H’	16,000	19

China Petroleum & Chemical Corp. ‘H’	1,528,000	736

China Shenhua Energy Co. Ltd. ‘H’	165,000	475

PetroChina Co. Ltd. ‘H’	922,000	421

Shaanxi Coal Industry Co. Ltd. ‘A’	5,100	14

Yankuang Energy Group Co. Ltd. ‘H’	86,000	262

		1,936

FINANCIALS 5.4%

Agricultural Bank of China Ltd. ‘H’	1,216,000	416

Bank of Beijing Co. Ltd. ‘A’	107,300	67

Bank of China Ltd. ‘H’	2,581,000	934

Bank of Communications Co. Ltd. ‘H’	447,000	257

Bank of Jiangsu Co. Ltd. ‘A’	78,500	82

Bank of Nanjing Co. Ltd. ‘A’	31,500	47

China Cinda Asset Management Co. Ltd. ‘H’	297,000	41

China CITIC Bank Corp. Ltd. ‘H’	392,000	173

China Construction Bank Corp. ‘H’	681,000	426

China Everbright Bank Co. Ltd. ‘H’	114,000	35

China Life Insurance Co. Ltd. ‘H’	37,000	63

China Minsheng Banking Corp. Ltd. ‘H’	102,000	35

China Zheshang Bank Co. Ltd. ‘H’	73,000	26

GF Securities Co. Ltd. ‘H’	16,034	23

Huaxia Bank Co. Ltd. ‘A’	28,800	21

Industrial & Commercial Bank of China Ltd. ‘H’	571,000	293

Industrial Bank Co. Ltd. ‘A’	69,600	176

People’s Insurance Co. Group of China Ltd. ‘H’	109,000	36

PICC Property & Casualty Co. Ltd. ‘H’	58,000	55

Ping An Insurance Group Co. of China Ltd. ‘H’	66,500	437

Postal Savings Bank of China Co. Ltd. ‘H’	341,000	211

Shanghai Pudong Development Bank Co. Ltd. ‘A’	8,700	9

		3,863

HEALTH CARE 0.5%

China Resources Pharmaceutical Group Ltd.	114,000	92

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

CSPC Pharmaceutical Group Ltd.	107,680	$112

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	25,200	42

Sinopharm Group Co. Ltd. ‘H’	48,800	123

		369

INDUSTRIALS 1.9%

Air China Ltd. ‘H’	46,000	41

China Communications Services Corp. Ltd. ‘H’	56,000	20

China Energy Engineering Corp. Ltd. ‘H’	282,000	33

China National Chemical Engineering Co. Ltd. ‘A’	11,000	13

China Railway Group Ltd. ‘H’	484,000	254

China State Construction Engineering Corp. Ltd. ‘A’	231,300	180

CITIC Ltd.	142,000	149

Daqin Railway Co. Ltd. ‘A’	24,000	23

Guangshen Railway Co. Ltd. ‘H’	108,000	20

Jiangsu Expressway Co. Ltd. ‘H’	50,000	45

Jiangsu Zhongtian Technology Co. Ltd. ‘A’	9,100	21

Metallurgical Corp. of China Ltd.	159,000	35

Power Construction Corp. of China Ltd. ‘A’	49,100	50

Shanghai Construction Group Co. Ltd. ‘A’	36,300	14

Shanghai International Airport Co. Ltd. ‘A’	2,200	18

Sinopec Engineering Group Co. Ltd. ‘H’	56,500	25

Sinotrans Ltd. ‘H’	34,000	11

TBEA Co. Ltd. ‘A’	13,400	39

Weichai Power Co. Ltd. ‘H’	40,000	53

Xiamen C & D, Inc. ‘A’	12,800	25

Xiamen ITG Group Corp. Ltd. ‘A’	21,600	22

Yangzijiang Shipbuilding Holdings Ltd.	236,100	240

Zhejiang Expressway Co. Ltd. ‘H’	36,000	28

Zhuzhou CRRC Times Electric Co. Ltd.	6,900	34

		1,393

INFORMATION TECHNOLOGY 0.3%

AAC Technologies Holdings, Inc.	5,000	11

BYD Electronic International Co. Ltd.	2,000	7

Lenovo Group Ltd.	212,000	173

		191

MATERIALS 0.9%

Angang Steel Co. Ltd. ‘H’	84,000	23

Anhui Conch Cement Co. Ltd. ‘H’	26,000	91

Baoshan Iron & Steel Co. Ltd. ‘A’	18,400	15

China Hongqiao Group Ltd.	12,000	11

China National Building Material Co. Ltd. ‘H’	228,000	186

China Zhongwang Holdings Ltd. «(b)	338,800	0

Hesteel Co. Ltd. ‘A’	75,900	25

Jiangxi Copper Co. Ltd. ‘H’	61,000	89

Shandong Gold Mining Co. Ltd.	22,250	41

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	148,000	25

Tongling Nonferrous Metals Group Co. Ltd. ‘A’	48,400	22

	SHARES	MARKET VALUE (000S)

Wanhua Chemical Group Co. Ltd. ‘A’	1,000	$13

Zijin Mining Group Co. Ltd. ‘H’	50,000	67

		608

REAL ESTATE 0.3%

China Evergrande Group «(b)	116,000	12

China Vanke Co. Ltd. ‘H’	18,400	37

Greentown China Holdings Ltd.	18,500	27

KE Holdings, Inc. ADR (b)	9,707	135

Poly Developments & Holdings Group Co. Ltd. ‘A’	14,700	32

		243

UTILITIES 0.9%

CGN Power Co. Ltd. ‘H’	157,000	37

China Yangtze Power Co. Ltd. ‘A’	26,300	79

Datang International Power Generation Co. Ltd. ‘H’	320,000	52

ENN Energy Holdings Ltd.	12,600	176

GD Power Development Co. Ltd. ‘A’	38,900	24

Huadian Power International Corp. Ltd. ‘H’	286,000	118

Huaneng Power International, Inc. ‘H’	330,000	156

		642

Total China		12,416

GREECE 0.6%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	4,185	65

CONSUMER DISCRETIONARY 0.1%

OPAP SA	3,797	54

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries SA	1,423	33

FINANCIALS 0.4%

Alpha Services & Holdings SA (b)	97,053	104

Eurobank Ergasias Services & Holdings SA (b)	77,762	87

National Bank of Greece SA (b)	21,171	85

		276

INDUSTRIALS 0.0%

Mytilineos SA	344	8

UTILITIES 0.0%

Public Power Corp. SA (b)	3,059	22

Total Greece		458

HONG KONG 2.8%

CONSUMER STAPLES 0.1%

China Resources Beer Holdings Co. Ltd.	8,000	56

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.5%

BOC Hong Kong Holdings Ltd.	99,000	$336

Far East Horizon Ltd.	31,000	24

		360

INDUSTRIALS 0.1%

Orient Overseas International Ltd.	4,500	81

Shanghai Industrial Holdings Ltd.	18,000	22

		103

REAL ESTATE 0.9%

China Overseas Land & Investment Ltd.	188,000	492

China Resources Land Ltd.	22,000	100

Yuexiu Property Co. Ltd.	31,400	38

		630

UTILITIES 1.2%

Beijing Enterprises Holdings Ltd.	10,000	32

China Power International Development Ltd.	440,000	185

China Resources Gas Group Ltd.	24,000	90

China Resources Power Holdings Co. Ltd.	188,000	383

Guangdong Investment Ltd.	58,000	59

Kunlun Energy Co. Ltd.	130,000	93

		842

Total Hong Kong		1,991

INDIA 16.5%

COMMUNICATION SERVICES 0.6%

Bharti Airtel Ltd.	45,021	438

Indus Towers Ltd.	12,391	28

		466

CONSUMER DISCRETIONARY 1.3%

Bajaj Auto Ltd.	2,283	100

Bharat Forge Ltd.	1,406	15

Eicher Motors Ltd.	1,309	51

Hero MotoCorp Ltd.	3,776	125

Mahindra & Mahindra Ltd.	8,810	133

Maruti Suzuki India Ltd.	978	99

MRF Ltd.	27	29

Rajesh Exports Ltd.	4,336	38

Tata Motors Ltd. (b)	45,902	215

Titan Co. Ltd.	3,898	122

TVS Motor Co. Ltd.	1,339	17

		944

CONSUMER STAPLES 1.4%

Dabur India Ltd.	2,263	15

Godrej Consumer Products Ltd.	2,022	21

Hindustan Unilever Ltd.	8,795	272

ITC Ltd.	153,489	614

Marico Ltd.	5,426	34

Nestle India Ltd.	340	81

		1,037

ENERGY 2.5%

Bharat Petroleum Corp. Ltd.	29,034	116

Coal India Ltd.	110,457	301

Hindustan Petroleum Corp. Ltd.	41,948	119

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Indian Oil Corp. Ltd.	174,666	$161

Mangalore Refinery & Petrochemicals Ltd. (b)	26,595	18

Oil & Natural Gas Corp. Ltd.	124,249	221

Oil India Ltd.	11,919	30

Petronet LNG Ltd.	16,256	42

Reliance Industries Ltd.	24,634	756

		1,764

FINANCIALS 3.3%

Axis Bank Ltd.	20,502	231

Bajaj Holdings & Investment Ltd.	462	32

Bandhan Bank Ltd. (b)	5,901	17

Bank of Baroda	18,798	42

Canara Bank	7,589	31

Cholamandalam Investment and Finance Co. Ltd.	3,876	34

Federal Bank Ltd.	30,678	51

HDFC Bank Ltd.	35,816	702

ICICI Bank Ltd.	54,079	582

IDFC First Bank Ltd. (b)	14,726	10

IDFC Ltd.	48,005	47

Indiabulls Housing Finance Ltd. ‘L’ (b)	24,075	45

IndusInd Bank Ltd.	4,951	73

Kotak Mahindra Bank Ltd.	9,763	215

Power Finance Corp. Ltd.	37,256	63

SBI Life Insurance Co. Ltd.	3,640	54

State Bank of India	24,023	178

		2,407

HEALTH CARE 0.8%

Aurobindo Pharma Ltd.	3,086	16

Cipla Ltd.	8,005	104

Divi’s Laboratories Ltd.	260	11

Dr Reddy’s Laboratories Ltd.	2,885	147

Lupin Ltd.	3,252	29

Sun Pharmaceutical Industries Ltd.	22,630	274

		581

INDUSTRIALS 1.1%

Adani Enterprises Ltd.	8,757	408

Adani Ports & Special Economic Zone Ltd.	6,322	62

Ashok Leyland Ltd.	10,038	17

Bharat Electronics Ltd.	34,785	42

Container Corp. Of India Ltd.	1,482	13

Cummins India Ltd.	1,724	29

Larsen & Toubro Ltd.	6,650	167

Siemens Ltd. (b)	609	21

		759

INFORMATION TECHNOLOGY 3.5%

HCL Technologies Ltd.	21,807	273

Infosys Ltd.	64,761	1,181

LTIMindtree Ltd.	638	34

Mphasis Ltd.	1,069	25

Redington Ltd.	26,666	58

Tata Consultancy Services Ltd.	14,230	560

Tech Mahindra Ltd.	15,428	189

Wipro Ltd.	37,734	179

		2,499

	SHARES	MARKET VALUE (000S)
MATERIALS 1.0%

Ambuja Cements Ltd.	10,109	$64

Asian Paints Ltd.	1,885	70

Jindal Steel & Power Ltd.	25,211	177

National Aluminium Co. Ltd.	72,208	70

NMDC Ltd.	1,640	2

NMDC Ltd. (b)	1,800	1

Pidilite Industries Ltd.	1,177	36

SRF Ltd.	1,073	30

Steel Authority of India Ltd.	10,916	11

Tata Chemicals Ltd.	1,513	17

Tata Steel Ltd.	24,346	33

UPL Ltd.	5,265	46

Vedanta Ltd.	41,124	153

		710

UTILITIES 1.0%

Adani Power Ltd. (b)	14,765	53

GAIL India Ltd.	28,094	33

Jaiprakash Power Ventures Ltd. (b)	365,926	33

NTPC Ltd.	176,562	355

Power Grid Corp. of India Ltd.	76,240	197

Reliance Infrastructure Ltd. (b)	7,340	12

Reliance Power Ltd. (b)	32,716	6

		689

Total India		11,856

INDONESIA 2.5%

COMMUNICATION SERVICES 0.4%

Telkom Indonesia Persero Tbk PT	1,263,600	304

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	436,600	160

CONSUMER STAPLES 0.2%

Charoen Pokphand Indonesia Tbk PT	39,600	14

Gudang Garam Tbk PT	6,100	7

Indofood CBP Sukses Makmur Tbk PT	47,600	31

Indofood Sukses Makmur Tbk PT	22,700	10

Sumber Alfaria Trijaya Tbk PT	291,700	50

Unilever Indonesia Tbk PT	108,700	33

		145

ENERGY 0.5%

Adaro Energy Indonesia Tbk PT	733,300	182

Bukit Asam Tbk PT	144,700	34

Indo Tambangraya Megah Tbk PT	41,600	104

United Tractors Tbk PT	42,300	71

		391

FINANCIALS 0.9%

Bank Central Asia Tbk PT	767,600	421

Bank Mandiri Persero Tbk PT	115,500	73

Bank Negara Indonesia Persero Tbk PT	63,800	38

Bank Rakyat Indonesia Persero Tbk PT (b)	513,800	163

		695

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Kalbe Farma Tbk PT	326,700	$44

MATERIALS 0.1%

Indah Kiat Pulp & Paper Tbk PT	49,400	28

Indocement Tunggal Prakarsa Tbk PT	37,100	23

		51

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	415,700	47

Total Indonesia		1,837

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd	36,900	26

DiGi.Com Bhd	21,800	20

Maxis Bhd	40,400	35

Telekom Malaysia Bhd	36,900	45

		126

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	38,500	39

Genting Malaysia Bhd	81,000	50

		89

CONSUMER STAPLES 0.2%

IOI Corp. Bhd.	23,300	21

Kuala Lumpur Kepong Bhd	4,300	22

PPB Group Bhd	7,800	31

Sime Darby Plantation Bhd	60,800	64

		138

ENERGY 0.1%

Petronas Dagangan Bhd.	7,200	37

FINANCIALS 0.8%

Alliance Bank Malaysia Bhd.	45,200	38

AMMB Holdings Bhd	28,700	27

CIMB Group Holdings Bhd	103,100	136

Hong Leong Bank Bhd	14,400	67

Malayan Banking Bhd	55,300	109

Public Bank Bhd	150,900	148

RHB Bank Bhd	42,000	55

		580

INDUSTRIALS 0.2%

CAPITAL A BHD (b)	193,400	28

Malaysia Airports Holdings Bhd (b)	21,600	32

MISC Bhd	16,400	28

Sime Darby Bhd	50,600	26

		114

MATERIALS 0.1%

Petronas Chemicals Group Bhd	54,600	107

UTILITIES 0.1%

Petronas Gas Bhd	6,300	25

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Tenaga Nasional Bhd	29,900	$65

		90

Total Malaysia		1,281

MEXICO 3.2%

COMMUNICATION SERVICES 1.2%

America Movil SAB de CV	869,964	789

Grupo Televisa SAB	9,063	8

Megacable Holdings SAB de CV	12,334	33

		830

CONSUMER STAPLES 1.3%

Arca Continental SAB de CV	12,394	100

Coca-Cola Femsa SAB de CV	21,387	145

Gruma SAB de CV	7,809	104

Grupo Bimbo SAB de CV	10,564	45

Kimberly-Clark de Mexico SAB de CV	59,918	102

Wal-Mart de Mexico SAB de CV	132,160	465

		961

FINANCIALS 0.2%

Grupo Elektra SAB de CV	531	30

Grupo Financiero Banorte SAB de CV	14,700	106

Grupo Financiero Inbursa SAB de CV (b)	22,688	38

		174

INDUSTRIALS 0.2%

Alfa SAB de CV	80,325	51

Grupo Aeroportuario del Pacifico SAB de CV	4,915	71

		122

MATERIALS 0.3%

Alpek SAB de CV	14,165	20

Grupo Mexico SAB de CV	48,990	172

Industrias Penoles SAB de CV (b)	500	6

Orbia Advance Corp. SAB de CV	23,756	42

		240

Total Mexico		2,327

PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	493	19

PLDT, Inc.	1,600	38

		57

CONSUMER STAPLES 0.1%

Universal Robina Corp.	15,030	37

FINANCIALS 0.1%

Bank of the Philippine Islands	14,331	26

BDO Unibank, Inc.	14,040	27

Metropolitan Bank & Trust Co.	33,392	33

		86

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Ayala Corp.	1,610	$20

International Container Terminal Services, Inc.	17,500	63

		83

REAL ESTATE 0.1%

SM Prime Holdings, Inc.	51,800	33

UTILITIES 0.0%

ACEN Corp.	3,420	0

Manila Electric Co.	5,720	31

		31

Total Philippines		327

POLAND 0.9%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat SA	4,343	18

Orange Polska SA	26,986	41

		59

ENERGY 0.4%

Polski Koncern Naftowy ORLEN SA	20,302	298

FINANCIALS 0.2%

Powszechny Zaklad Ubezpieczen SA	16,691	135

MATERIALS 0.1%

Jastrzebska Spolka Weglowa SA (b)	2,316	31

KGHM Polska Miedz SA	1,834	53

		84

UTILITIES 0.1%

PGE Polska Grupa Energetyczna SA (b)	20,547	33

Tauron Polska Energia SA (b)	56,150	27

		60

Total Poland		636

RUSSIA 0.0%

CONSUMER STAPLES 0.0%

Magnit PJSC «	2,673	0

ENERGY 0.0%

Gazprom Neft PJSC «	13,620	0

Gazprom PJSC «	635,130	0

LUKOIL PJSC «	15,703	0

Novatek PJSC «	21,924	0

Rosneft Oil Co. PJSC «	66,050	0

Surgutneftegas PJSC «	701,700	0

Tatneft PJSC «	19,086	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	117,340	0

VTB Bank PJSC «(b)	598,992,500	1

		1

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Magnitogorsk Iron & Steel Works PJSC «	160,600	$0

MMC Norilsk Nickel PJSC «	1,269	0

Novolipetsk Steel PJSC «	88,470	0

Severstal PAO ^«(a)	17,344	0

		0

UTILITIES 0.0%

Inter RAO UES PJSC «	1,587,500	0

Rosseti PJSC «	3,309,000	0

		0

Total Russia		1

SAUDI ARABIA 2.8%

COMMUNICATION SERVICES 0.4%

Etihad Etisalat Co.	3,311	31

Saudi Telecom Co.	26,510	258

		289

CONSUMER DISCRETIONARY 0.1%

Jarir Marketing Co.	906	36

CONSUMER STAPLES 0.1%

Almarai Co. JSC	3,512	50

ENERGY 0.6%

Saudi Arabian Oil Co.	49,996	429

FINANCIALS 0.8%

Al Rajhi Bank (b)	12,691	254

Alinma Bank	4,730	41

Arab National Bank	2,006	17

Bank Al-Jazira	5,253	26

Bank AlBilad (b)	2,392	28

Banque Saudi Fransi	2,659	29

Bupa Arabia for Cooperative Insurance Co.	1,088	41

Riyad Bank	3,372	29

Saudi British Bank	5,644	58

Saudi Investment Bank	5,016	23

		546

HEALTH CARE 0.0%

Dr Sulaiman Al Habib Medical Services Group Co.	289	17

MATERIALS 0.8%

Advanced Petrochemical Co.	1,399	16

SABIC Agri-Nutrients Co.	3,056	119

Saudi Arabian Mining Co. (b)	6,065	104

Saudi Basic Industries Corp.	11,694	280

Saudi Industrial Investment Group	6,355	38

Yanbu National Petrochemical Co.	2,880	32

		589

REAL ESTATE 0.0%

Dar Al Arkan Real Estate Development Co. (b)	3,690	11

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

ACWA Power Co.	566	$23

Total Saudi Arabia		1,990

SINGAPORE 0.1%

INDUSTRIALS 0.1%

BOC Aviation Ltd.	5,300	44

Total Singapore		44

SOUTH AFRICA 4.7%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	55,301	413

MultiChoice Group	9,205	64

Telkom SA SOC Ltd. (b)	19,953	35

Vodacom Group Ltd.	4,808	35

		547

CONSUMER DISCRETIONARY 0.7%

Foschini Group Ltd.	3,003	18

Motus Holdings Ltd.	6,201	40

Mr Price Group Ltd.	3,963	37

Naspers Ltd. ‘N’	1,813	303

Truworths International Ltd.	13,204	42

Woolworths Holdings Ltd.	23,834	93

		533

CONSUMER STAPLES 0.6%

AVI Ltd.	6,327	28

Bid Corp. Ltd.	5,611	109

Pick n Pay Stores Ltd.	9,002	30

Shoprite Holdings Ltd.	15,322	203

SPAR Group Ltd.	4,284	29

Tiger Brands Ltd.	611	7

		406

ENERGY 0.2%

Exxaro Resources Ltd.	9,671	124

FINANCIALS 0.8%

Absa Group Ltd.	9,109	103

Capitec Bank Holdings Ltd.	577	63

FirstRand Ltd.	45,339	165

Nedbank Group Ltd.	3,114	39

Sanlam Ltd.	8,569	25

Standard Bank Group Ltd.	19,102	188

		583

HEALTH CARE 0.1%

Life Healthcare Group Holdings Ltd.	20,279	20

Netcare Ltd.	24,639	21

		41

INDUSTRIALS 0.1%

Barloworld Ltd.	3,974	20

Bidvest Group Ltd.	1,785	23

Zeda Ltd. (b)	3,974	3

		46

MATERIALS 1.5%

Anglo American Platinum Ltd.	501	42

	SHARES	MARKET VALUE (000S)

AngloGold Ashanti Ltd.	13,920	$271

Gold Fields Ltd.	21,050	219

Impala Platinum Holdings Ltd.	7,332	92

Kumba Iron Ore Ltd.	1,795	52

Sappi Ltd. (b)	18,358	53

Sasol Ltd.	22,591	360

		1,089

Total South Africa		3,369

SOUTH KOREA 13.7%

COMMUNICATION SERVICES 1.2%

KT Corp.	14,720	394

LG Uplus Corp.	9,506	83

NAVER Corp.	1,069	152

NCSoft Corp.	167	60

SK Telecom Co. Ltd.	5,820	218

		907

CONSUMER DISCRETIONARY 3.4%

Coway Co. Ltd.	1,575	70

Hankook Tire & Technology Co. Ltd.	3,477	86

Hanon Systems	3,965	25

Hyundai Department Store Co. Ltd.	647	30

Hyundai Mobis Co. Ltd.	2,235	355

Hyundai Motor Co.	6,479	775

Hyundai Wia Corp.	340	13

Kangwon Land, Inc. (b)	5,361	99

Kia Corp.	14,286	672

LG Electronics, Inc.	3,550	244

Lotte Shopping Co. Ltd.	757	55

		2,424

CONSUMER STAPLES 0.8%

Amorepacific Corp.	295	32

Amorepacific Group	811	22

CJ CheilJedang Corp.	252	76

E-MART, Inc.	1,143	89

GS Retail Co. Ltd.	711	16

KT&G Corp.	3,359	243

LG H&H Co. Ltd.	136	78

		556

ENERGY 0.5%

HD Hyundai Co. Ltd.	2,119	96

SK Innovation Co. Ltd. (b)	2,045	250

		346

FINANCIALS 2.2%

BNK Financial Group, Inc.	12,356	64

DB Insurance Co. Ltd.	1,773	92

DGB Financial Group, Inc.	7,984	44

Hana Financial Group, Inc.	2,849	95

Hanwha Life Insurance Co. Ltd. (b)	11,229	25

Hyundai Marine & Fire Insurance Co. Ltd.	3,604	84

Industrial Bank of Korea	14,827	115

KB Financial Group, Inc.	1,732	66

Meritz Financial Group, Inc.	2,335	80

Meritz Fire & Marine Insurance Co. Ltd.	2,996	118

Samsung Card Co. Ltd.	558	13

Samsung Fire & Marine Insurance Co. Ltd.	1,046	165

	SHARES	MARKET VALUE (000S)

Samsung Life Insurance Co. Ltd.	2,470	$139

Shinhan Financial Group Co. Ltd.	15,348	427

Woori Financial Group, Inc.	7,406	68

		1,595

HEALTH CARE 0.1%

Celltrion, Inc.	474	61

INDUSTRIALS 1.5%

CJ Corp.	391	26

Doosan Co. Ltd.	526	35

Doosan Enerbility Co. Ltd. (b)	9,137	111

GS Engineering & Construction Corp.	490	8

GS Holdings Corp.	2,287	79

Hanwha Aerospace Co. Ltd.	187	11

Hanwha Corp.	2,338	48

Hyundai Engineering & Construction Co. Ltd.	2,474	68

Hyundai Glovis Co. Ltd.	1,226	159

Korea Shipbuilding & Offshore Engineering Co. Ltd.	216	12

Korean Air Lines Co. Ltd. (b)	2,519	46

LG Corp.	1,722	107

LG International Corp.	2,391	65

LS Corp.	927	51

Posco International Corp.	4,074	73

SK Networks Co. Ltd.	4,965	15

SK, Inc.	1,308	196

		1,110

INFORMATION TECHNOLOGY 1.3%

LG Display Co. Ltd.	18,519	183

LG Innotek Co. Ltd.	78	16

Samsung Electro-Mechanics Co. Ltd.	725	75

Samsung SDI Co. Ltd.	375	176

SK Hynix, Inc.	8,355	499

		949

MATERIALS 2.2%

Dongkuk Steel Mill Co. Ltd.	6,775	60

Hanwha Solutions Corp. (b)	377	13

Hyundai Steel Co.	4,583	112

KCC Corp.	47	8

Kolon Industries, Inc.	469	15

Korea Zinc Co. Ltd.	423	189

LG Chem Ltd.	366	175

POSCO Holdings, Inc.	4,591	1,005

		1,577

UTILITIES 0.5%

Korea Electric Power Corp.	15,079	260

Korea Gas Corp.	3,389	98

		358

Total South Korea		9,883

TAIWAN 13.4%

COMMUNICATION SERVICES 0.8%

Chunghwa Telecom Co. Ltd.	99,000	364

Far EasTone Telecommunications Co. Ltd.	56,000	120

Taiwan Mobile Co. Ltd.	29,000	90

		574

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	30,000	$33

China Motor Corp.	10,000	17

Eclat Textile Co. Ltd.	3,000	48

Feng TAY Enterprise Co. Ltd.	5,000	34

Giant Manufacturing Co. Ltd.	2,000	13

Hotai Motor Co. Ltd.	3,000	57

Kinpo Electronics	51,000	22

Pou Chen Corp.	57,000	63

Ruentex Industries Ltd.	13,800	29

Yulon Motor Co. Ltd.	40,509	82

		398

CONSUMER STAPLES 0.3%

Great Wall Enterprise Co. Ltd.	11,008	17

President Chain Store Corp.	12,000	106

Uni-President Enterprises Corp.	55,000	119

		242

ENERGY 0.1%

Formosa Petrochemical Corp.	17,000	44

FINANCIALS 3.3%

Cathay Financial Holding Co. Ltd.	241,200	313

Chang Hwa Commercial Bank Ltd.	133,600	74

China Development Financial Holding Corp.	450,096	184

CTBC Financial Holding Co. Ltd.	425,000	305

E.Sun Financial Holding Co. Ltd.	264,348	206

First Financial Holding Co. Ltd.	182,699	157

Fubon Financial Holding Co. Ltd.	182,437	334

Hua Nan Financial Holdings Co. Ltd. ‘C’	124,503	91

Mega Financial Holding Co. Ltd.	202,500	199

Shanghai Commercial & Savings Bank Ltd.	39,712	57

Shin Kong Financial Holding Co. Ltd.	97,307	28

SinoPac Financial Holdings Co. Ltd.	213,843	116

Taichung Commercial Bank Co. Ltd.	76,703	32

Taishin Financial Holding Co. Ltd.	211,656	104

Taiwan Business Bank	132,143	56

Taiwan Cooperative Financial Holding Co. Ltd.	157,996	134

		2,390

INDUSTRIALS 0.9%

China Airlines Ltd.	128,000	79

CTCI Corp.	20,000	27

Eva Airways Corp.	85,400	78

Far Eastern New Century Corp.	77,000	80

Taiwan High Speed Rail Corp.	25,000	23

Teco Electric & Machinery Co. Ltd.	38,000	34

Walsin Lihwa Corp.	186,000	285

Wan Hai Lines Ltd.	4,950	13

		619

INFORMATION TECHNOLOGY 5.8%

Accton Technology Corp.	6,000	46

Acer, Inc.	127,000	97

Advantech Co. Ltd.	7,291	78

Asustek Computer, Inc.	29,000	253

AUO Corp.	224,600	109

Catcher Technology Co. Ltd.	17,000	93

	SHARES	MARKET VALUE (000S)

Chicony Electronics Co. Ltd.	15,000	$42

Compal Electronics, Inc.	169,000	127

Delta Electronics, Inc.	25,000	232

Foxconn Technology Co. Ltd.	17,000	29

Hon Hai Precision Industry Co. Ltd.	98,600	320

HTC Corp. (b)	10,000	18

Innolux Corp.	487,455	175

Inventec Corp.	97,000	83

Largan Precision Co. Ltd.	1,290	85

Lite-On Technology Corp.	58,000	120

MediaTek, Inc.	14,000	283

Micro-Star International Co. Ltd.	25,000	97

Mitac Holdings Corp.	37,000	35

Nanya Technology Corp.	10,000	17

Novatek Microelectronics Corp.	9,000	92

Pegatron Corp.	63,000	130

Powertech Technology, Inc.	22,000	56

Quanta Computer, Inc.	80,000	188

Radiant Opto-Electronics Corp.	6,000	20

Realtek Semiconductor Corp.	3,000	27

Silicon Motion Technology Corp. ADR	180	12

Supreme Electronics Co. Ltd.	22,593	26

Synnex Technology International Corp.	42,000	81

Taiwan Semiconductor Manufacturing Co. Ltd.	56,000	813

TPK Holding Co. Ltd.	11,000	11

Tripod Technology Corp.	8,000	24

United Microelectronics Corp.	78,000	102

Wistron Corp.	109,347	104

Wiwynn Corp.	1,000	26

WPG Holdings Ltd.	51,560	80

WT Microelectronics Co. Ltd.	19,000	38

Zhen Ding Technology Holding Ltd.	9,000	31

		4,200

MATERIALS 1.5%

Asia Cement Corp.	71,000	95

China Steel Corp.	270,000	262

Eternal Materials Co. Ltd.	30,300	31

Formosa Chemicals & Fibre Corp.	39,000	89

Formosa Plastics Corp.	84,000	237

Nan Ya Plastics Corp.	75,000	173

Taiwan Cement Corp.	134,553	147

Taiwan Fertilizer Co. Ltd.	10,000	17

Tung Ho Steel Enterprise Corp.	16,020	27

YFY, Inc.	32,000	25

		1,103

REAL ESTATE 0.1%

Farglory Land Development Co. Ltd.	10,000	19

Highwealth Construction Corp.	26,906	35

Ruentex Development Co. Ltd.	39,200	55

		109

Total Taiwan		9,679

THAILAND 6.2%

COMMUNICATION SERVICES 0.5%

Advanced Info Service PCL	41,500	234

Digital Telecommunications Infrastructure Fund	159,200	61

Jasmine International PCL (b)	319,200	20

	SHARES	MARKET VALUE (000S)

Total Access Communication PCL	38,000	$51

		366

CONSUMER DISCRETIONARY 0.1%

Central Retail Corp. PCL	31,300	42

Home Product Center PCL	67,600	30

		72

CONSUMER STAPLES 0.9%

Berli Jucker PCL	19,100	19

Charoen Pokphand Foods PCL	168,000	120

CP ALL PCL	155,000	305

Thai Beverage PCL	196,500	101

Thai Union Group PCL ‘F’	222,900	109

		654

ENERGY 1.2%

Bangchak Corp. PCL	88,500	80

Esso Thailand PCL	102,100	37

IRPC PCL	838,900	73

PTT Exploration & Production PCL	19,700	100

PTT PCL	488,200	469

Star Petroleum Refining PCL	206,100	64

Thai Oil PCL	34,200	55

		878

FINANCIALS 1.2%

Bangkok Bank PCL	74,700	319

Kasikornbank PCL	33,100	141

Krung Thai Bank PCL	401,600	205

Thanachart Capital PCL	79,500	98

Tisco Financial Group PCL	20,800	59

TMBThanachart Bank PCL	1,037,200	42

		864

HEALTH CARE 0.4%

Bangkok Dusit Medical Services PCL ‘F’	250,800	210

Bumrungrad Hospital PCL	15,200	93

		303

INDUSTRIALS 0.5%

Airports of Thailand PCL	66,700	144

Delta Electronics Thailand PCL	7,400	177

Jasmine Broadband Internet Infrastructure Fund	230,200	54

		375

MATERIALS 0.8%

PTT Global Chemical PCL	85,200	116

Siam Cement PCL	47,400	468

		584

REAL ESTATE 0.4%

Central Pattana PCL	27,700	57

Land & Houses PCL	525,000	150

Sansiri PCL	483,300	24

Supalai PCL	54,500	38

		269

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

Electricity Generating PCL	7,300	$36

Gulf Energy Development PCL	25,700	41

Ratch Group PCL	20,550	26

		103

Total Thailand		4,468

TURKEY 4.5%

COMMUNICATION SERVICES 0.5%

Turk Telekomunikasyon AS	14,474	19

Turkcell Iletisim Hizmetleri AS	164,408	331

		350

CONSUMER DISCRETIONARY 0.5%

Arcelik AS	21,607	130

Dogan Sirketler Grubu Holding AS	15,244	8

Ford Otomotiv Sanayi AS	4,061	114

Tofas Turk Otomobil Fabrikasi AS	9,528	84

		336

CONSUMER STAPLES 0.3%

Anadolu Efes Biracilik Ve Malt Sanayii AS	11,121	40

BIM Birlesik Magazalar AS	22,845	167

Coca-Cola Icecek AS	3,061	34

		241

ENERGY 0.6%

Turkiye Petrol Rafinerileri AS (b)	14,885	422

FINANCIALS 1.2%

Akbank TAS	167,671	175

Haci Omer Sabanci Holding AS	89,249	216

Is Yatirim Menkul Degerler AS	24,325	85

Turkiye Halk Bankasi AS (b)	45,786	33

Turkiye Is Bankasi AS ‘C’	280,823	192

Turkiye Vakiflar Bankasi TAO ‘D’ (b)	85,427	54

Yapi ve Kredi Bankasi AS	127,722	81

		836

INDUSTRIALS 1.2%

AG Anadolu Grubu Holding AS	3,315	20

Enka Insaat ve Sanayi AS	61,056	109

KOC Holding AS	52,657	236

Turk Hava Yollari AO (b)	57,069	430

Turkiye Sise ve Cam Fabrikalari AS	41,659	95

		890

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	29,062	64

Petkim Petrokimya Holding AS (b)	41,560	44

		108

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Aygaz AS	9,215	$47

Enerjisa Enerji AS	13,775	27

		74

Total Turkey		3,257

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	45,000	29

Total United States		29

Total Common Stocks (Cost $72,270)		69,814

PREFERRED STOCKS 2.2%

BRAZIL 1.9%

BANKING & FINANCE 0.4%

Banco do Estado do Rio Grande do Sul SA	22,248	41

Itau Unibanco Holding SA	48,016	227

		268

INDUSTRIALS 0.5%

Braskem SA	5,490	25

Gerdau SA	34,661	190

Metalurgica Gerdau SA	68,792	168

		383

UTILITIES 1.0%

Cia de Transmissao de Energia Eletrica Paulista	14,821	65

Cia Energetica de Minas Gerais	135,690	281

Petroleo Brasileiro SA	73,998	343

		689

Total Brazil		1,340

CHILE 0.3%

INDUSTRIALS 0.3%

Embotelladora Andina SA	6,709	17

Sociedad Quimica y Minera de Chile SA	2,430	196

		213

Total Chile		213

RUSSIA 0.0%

UTILITIES 0.0%

Bashneft PJSC «	2,929	0

Transneft PJSC «(d)	22	0

		0

Total Russia		0

Total Preferred Stocks (Cost $1,212)		1,553

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.1%

INDIA 0.0%

REAL ESTATE 0.0%

Embassy Office Parks REIT	7,314	$29

Total India		29

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	20,902	18

Total South Africa		18

TURKEY 0.1%

REAL ESTATE 0.1%

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	113,556	53

Total Turkey		53

Total Real Estate Investment Trusts (Cost $91)		100

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (f) 0.4%
		257

Total Short-Term Instruments (Cost $257)		257

Total Investments in Securities (Cost $73,830)		71,724

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund 4.310% (c)(d)(e)	6,387	6

Total Short-Term Instruments (Cost $6)		6

Total Investments in Affiliates (Cost $6)		6

Total Investments 99.6% (Cost $73,836)		$71,730

Other Assets and Liabilities, net 0.4%		314

Net Assets 100.0%		$72,044

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $5 were out on loan in exchange for $6 of cash collateral as of December 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$257	U.S. Treasury Bills 0.000% due 12/28/2023	$(262)	$257	$257

Total Repurchase Agreements						$(262)	$257	$257

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$257	$0	$0	$0	$257	$(262)	$(5)

Master Securities lending Agreement
UBS	0	0	0	5	5	(6)	(1)

Total Borrowings and Other Financing Transactions	$257	$0	$0	$5

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Preferred Securities	$6	$0	$0	$0	$6

Total Borrowings	$6	$0	$0	$0	$6

Payable for securities on loan - cash collateral					$6

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$0	$46	$0	$46
Consumer Discretionary	0	160	0	160
Consumer Staples	0	466	0	466
Energy	0	192	0	192
Financials	0	626	0	626
Health Care	0	61	0	61
Industrials	0	148	0	148

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Materials	$0	$1,412	$0	$1,412
Utilities	0	263	0	263
Chile
Consumer Discretionary	0	60	0	60
Consumer Staples	73	57	0	130
Energy	38	0	0	38
Financials	167	0	0	167
Materials	24	0	0	24
Utilities	172	0	0	172

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
China
Communication Services	$90	$75	$0	$165
Consumer Discretionary	1,245	1,085	0	2,330
Consumer Staples	0	676	0	676
Energy	0	1,936	0	1,936
Financials	26	3,837	0	3,863
Health Care	0	369	0	369
Industrials	0	1,393	0	1,393
Information Technology	0	191	0	191
Materials	0	608	0	608
Real Estate	135	96	12	243
Utilities	0	642	0	642
Greece
Communication Services	0	65	0	65
Consumer Discretionary	0	54	0	54
Energy	0	33	0	33
Financials	0	276	0	276
Industrials	0	8	0	8
Utilities	0	22	0	22
Hong Kong
Consumer Staples	0	56	0	56
Financials	0	360	0	360
Industrials	0	103	0	103
Real Estate	0	630	0	630
Utilities	0	842	0	842
India
Communication Services	0	466	0	466
Consumer Discretionary	0	944	0	944
Consumer Staples	0	1,037	0	1,037
Energy	0	1,764	0	1,764
Financials	0	2,407	0	2,407
Health Care	0	581	0	581
Industrials	0	759	0	759
Information Technology	0	2,499	0	2,499
Materials	0	710	0	710
Utilities	0	689	0	689
Indonesia
Communication Services	0	304	0	304
Consumer Discretionary	0	160	0	160
Consumer Staples	7	138	0	145
Energy	0	391	0	391
Financials	0	695	0	695
Health Care	0	44	0	44
Materials	0	51	0	51
Utilities	0	47	0	47
Malaysia
Communication Services	0	126	0	126
Consumer Discretionary	0	89	0	89
Consumer Staples	31	107	0	138
Energy	37	0	0	37
Financials	0	580	0	580
Industrials	0	114	0	114
Materials	0	107	0	107
Utilities	25	65	0	90
Mexico
Communication Services	830	0	0	830
Consumer Staples	961	0	0	961
Financials	174	0	0	174
Industrials	122	0	0	122
Materials	240	0	0	240
Philippines
Communication Services	0	57	0	57
Consumer Staples	0	37	0	37
Financials	0	86	0	86
Industrials	0	83	0	83
Real Estate	0	33	0	33
Utilities	0	31	0	31
Poland
Communication Services	0	59	0	59
Energy	0	298	0	298
Financials	0	135	0	135
Materials	0	84	0	84
Utilities	0	60	0	60

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Russia
Financials	$0	$0	$1	$1
Saudi Arabia
Communication Services	0	289	0	289
Consumer Discretionary	0	36	0	36
Consumer Staples	0	50	0	50
Energy	0	429	0	429
Financials	0	546	0	546
Health Care	0	17	0	17
Materials	0	589	0	589
Real Estate	0	11	0	11
Utilities	0	23	0	23
Singapore
Industrials	0	44	0	44
South Africa
Communication Services	134	413	0	547
Consumer Discretionary	40	493	0	533
Consumer Staples	175	231	0	406
Energy	0	124	0	124
Financials	64	519	0	583
Health Care	0	41	0	41
Industrials	46	0	0	46
Materials	53	1,036	0	1,089
South Korea
Communication Services	0	907	0	907
Consumer Discretionary	0	2,424	0	2,424
Consumer Staples	0	556	0	556
Energy	0	346	0	346
Financials	0	1,595	0	1,595
Health Care	0	61	0	61
Industrials	0	1,110	0	1,110
Information Technology	0	949	0	949
Materials	0	1,577	0	1,577
Utilities	0	358	0	358
Taiwan
Communication Services	0	574	0	574
Consumer Discretionary	0	398	0	398
Consumer Staples	0	242	0	242
Energy	0	44	0	44
Financials	0	2,390	0	2,390
Industrials	0	619	0	619
Information Technology	12	4,188	0	4,200
Materials	0	1,103	0	1,103
Real Estate	0	109	0	109
Thailand
Communication Services	0	366	0	366
Consumer Discretionary	0	72	0	72
Consumer Staples	0	654	0	654
Energy	0	878	0	878
Financials	0	864	0	864
Health Care	0	303	0	303
Industrials	0	375	0	375
Materials	0	584	0	584
Real Estate	0	269	0	269
Utilities	0	103	0	103
Turkey
Communication Services	0	350	0	350
Consumer Discretionary	0	336	0	336
Consumer Staples	74	167	0	241
Energy	0	422	0	422
Financials	229	607	0	836
Industrials	0	890	0	890
Materials	0	108	0	108
Utilities	47	27	0	74
United States
Consumer Discretionary	0	29	0	29
Preferred Stocks
Brazil
Banking & Finance	0	268	0	268
Industrials	0	383	0	383
Utilities	0	689	0	689
Chile
Industrials	17	196	0	213

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)	December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
India
Real Estate	$0	$29	$0	$29
South Africa
Real Estate	18	0	0	18
Turkey
Real Estate	0	53	0	53

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$257	$0	$257

	$5,306	$66,405	$13	$71,724

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	6	0	0	6

Total Investments	$5,312	$66,405	$13	$71,730

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 97.0%

AUSTRALIA 5.0%

COMMUNICATION SERVICES 0.1%

carsales.com Ltd.	1,666	$24

Nine Entertainment Co. Holdings Ltd.	5,940	7

REA Group Ltd.	372	28

SEEK Ltd.	2,248	32

		91

CONSUMER DISCRETIONARY 0.5%

Aristocrat Leisure Ltd.	921	19

Breville Group Ltd.	844	10

Domino’s Pizza Enterprises Ltd.	589	27

Flight Centre Travel Group Ltd. (a)	2,375	23

Harvey Norman Holdings Ltd.	10,608	30

JB Hi-Fi Ltd.	1,698	48

Super Retail Group Ltd.	4,720	34

Tabcorp Holdings Ltd.	9,281	7

Wesfarmers Ltd.	9,448	295

		493

CONSUMER STAPLES 0.5%

Blackmores Ltd.	414	20

Coles Group Ltd.	11,301	128

GrainCorp Ltd. ‘A’	9,032	46

Metcash Ltd.	24,209	66

Woolworths Group Ltd.	13,761	314

		574

ENERGY 0.6%

Ampol Ltd.	3,976	76

New Hope Corp. Ltd.	2,643	11

Santos Ltd.	7,210	36

Viva Energy Group Ltd.	20,190	37

Whitehaven Coal Ltd.	12,101	77

Woodside Energy Group Ltd.	12,882	312

WorleyParsons Ltd.	5,467	56

		605

FINANCIALS 0.9%

AMP Ltd. (a)	62,332	55

ASX Ltd.	583	27

Bank of Queensland Ltd.	6,349	30

Bendigo & Adelaide Bank Ltd.	5,818	39

Insurance Australia Group Ltd.	10,504	34

Medibank Pvt Ltd.	44,356	88

National Australia Bank Ltd.	12,257	249

NIB Holdings Ltd.	5,689	30

Perpetual Ltd.	854	14

QBE Insurance Group Ltd.	9,871	89

Suncorp Group Ltd.	24,756	202

Westpac Banking Corp.	6,647	105

		962

HEALTH CARE 0.2%

Ansell Ltd.	1,349	26

Cochlear Ltd.	239	33

CSL Ltd.	421	82

Sonic Healthcare Ltd.	2,135	44

		185

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	36,752	$93

Brambles Ltd.	10,654	87

Downer EDI Ltd.	9,410	24

Monadelphous Group Ltd.	1,177	11

Qantas Airways Ltd. (a)	9,507	38

Reece Ltd.	1,112	11

Transurban Group	13,563	119

		383

INFORMATION TECHNOLOGY 0.1%

Computershare Ltd.	3,290	58

MATERIALS 1.5%

BHP Group Ltd.	14,681	455

BlueScope Steel Ltd.	6,442	73

Champion Iron Ltd.	2,371	12

CSR Ltd.	11,171	36

Fortescue Metals Group Ltd.	23,224	325

IGO Ltd.	4,775	44

Iluka Resources Ltd.	4,721	30

Incitec Pivot Ltd.	31,206	79

Mineral Resources Ltd.	951	50

Newcrest Mining Ltd.	4,956	69

Northern Star Resources Ltd.	5,758	43

Nufarm Ltd.	2,587	11

Orica Ltd.	3,132	32

Rio Tinto Ltd.	3,786	299

Sims Ltd.	5,224	46

		1,604

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	6,788	36

UTILITIES 0.3%

AGL Energy Ltd.	19,189	105

APA Group	6,343	46

Origin Energy Ltd.	36,401	191

		342

Total Australia		5,333

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	1,857	95

FINANCIALS 0.0%

UNIQA Insurance Group AG	4,431	33

INDUSTRIALS 0.1%

Andritz AG	736	42

MATERIALS 0.1%

Lenzing AG	222	13

voestalpine AG	2,174	58

		71

REAL ESTATE 0.0%

CA Immobilien Anlagen AG	1,392	42

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Verbund AG	355	$30

Total Austria		313

BELGIUM 0.5%

COMMUNICATION SERVICES 0.0%

Proximus SADP	3,514	34

CONSUMER DISCRETIONARY 0.0%

Telenet Group Holding NV	1,323	22

CONSUMER STAPLES 0.2%

Anheuser-Busch InBev SA NV	1,262	76

Etablissements Franz Colruyt NV	1,713	39

Lotus Bakeries NV	5	34

		149

ENERGY 0.0%

Euronav NV	1,064	18

FINANCIALS 0.1%

Ageas SA	1,027	46

Gimv NV	489	23

		69

HEALTH CARE 0.1%

UCB SA	958	75

INDUSTRIALS 0.0%

Ackermans & Van Haaren NV	198	34

INFORMATION TECHNOLOGY 0.1%

Barco NV	1,678	41

MATERIALS 0.0%

Solvay SA	334	34

Total Belgium		476

CANADA 6.9%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	4,026	177

Cineplex, Inc. (a)	3,577	21

Cogeco Communications, Inc.	435	25

Quebecor, Inc. ‘B’	1,672	37

Rogers Communications, Inc. ‘B’	2,040	95

Shaw Communications, Inc. ‘B’	3,432	99

TELUS Corp.	4,958	96

		550

CONSUMER DISCRETIONARY 0.7%

Canadian Tire Corp. Ltd. ‘A’	967	101

Dollarama, Inc.	2,151	126

Gildan Activewear, Inc.	1,299	36

Lululemon Athletica, Inc. (a)	154	49

Magna International, Inc.	6,002	337

Restaurant Brands International, Inc.	1,532	99

Uni-Select, Inc. (a)	500	16

		764

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc.	3,360	$148

Empire Co. Ltd. ‘A’	3,965	104

George Weston Ltd.	1,043	129

Loblaw Cos., Ltd.	1,940	172

Maple Leaf Foods, Inc.	1,080	20

Metro, Inc.	2,118	117

North West Co., Inc.	1,121	29

Premium Brands Holdings Corp.	418	25

Saputo, Inc.	1,759	44

		788

ENERGY 1.8%

ARC Resources Ltd.	9,582	129

Birchcliff Energy Ltd.	4,779	33

Cameco Corp.	700	16

Canadian Natural Resources Ltd.	2,680	149

Crescent Point Energy Corp.	32,453	232

Enbridge, Inc.	5,030	197

Enerplus Corp.	4,379	77

Gibson Energy, Inc.	2,932	51

Imperial Oil Ltd.	4,053	197

MEG Energy Corp. (a)	5,777	80

Peyto Exploration & Development Corp.	4,753	49

Precision Drilling Corp. (a)	500	38

Suncor Energy, Inc.	12,716	403

TC Energy Corp.	2,988	119

Tourmaline Oil Corp.	110	6

Vermilion Energy, Inc.	1,889	34

Whitecap Resources, Inc.	11,698	93

		1,903

FINANCIALS 0.6%

Bank of Montreal	235	21

Canadian Imperial Bank of Commerce	1,290	52

CI Financial Corp.	3,493	35

Fairfax Financial Holdings Ltd.	315	187

Great-West Lifeco, Inc.	1,525	35

Home Capital Group, Inc.	1,489	47

IGM Financial, Inc.	1,099	31

Intact Financial Corp.	882	127

Onex Corp.	584	28

Power Corp. of Canada	3,534	83

		646

INDUSTRIALS 0.8%

Aecon Group, Inc.	2,837	19

Canadian National Railway Co.	1,308	155

Canadian Pacific Railway Ltd.	3,618	270

Finning International, Inc.	2,375	59

Ritchie Bros Auctioneers, Inc.	751	43

Russel Metals, Inc.	1,409	30

TFI International, Inc.	874	88

Thomson Reuters Corp.	1,083	124

Toromont Industries Ltd.	1,010	73

Westshore Terminals Investment Corp.	2,251	37

		898

INFORMATION TECHNOLOGY 0.3%

Celestica, Inc. (a)	4,601	52

	SHARES	MARKET VALUE (000S)

CGI, Inc. (a)	1,407	$121

Constellation Software, Inc.	48	75

Open Text Corp.	915	27

		275

MATERIALS 1.0%

Agnico Eagle Mines Ltd.	2,036	106

Barrick Gold Corp.	3,005	52

Eldorado Gold Corp. (a)	4,473	37

First Quantum Minerals Ltd.	3,562	75

Franco-Nevada Corp.	816	111

Interfor Corp. (a)	1,558	24

Methanex Corp.	1,621	61

Nutrien Ltd.	1,534	112

Resolute Forest Products, Inc. (a)	1,499	32

Stelco Holdings, Inc.	1,315	43

Teck Resources Ltd. ‘B’	6,985	264

Transcontinental, Inc. ‘A’	2,238	25

West Fraser Timber Co. Ltd.	993	72

Wheaton Precious Metals Corp.	1,200	47

		1,061

REAL ESTATE 0.1%

Colliers International Group, Inc.	322	30

FirstService Corp.	369	45

		75

UTILITIES 0.4%

Algonquin Power & Utilities Corp.	1,820	12

Atco Ltd. ‘I’	1,773	55

Canadian Utilities Ltd. ‘A’	1,205	33

Emera, Inc.	1,897	72

Fortis, Inc.	2,208	88

Hydro One Ltd.	3,057	82

Northland Power, Inc.	1,646	45

Superior Plus Corp.	3,444	29

TransAlta Renewables, Inc.	2,315	19

		435

Total Canada		7,395

CHILE 0.1%

MATERIALS 0.1%

Antofagasta PLC	3,105	58

Total Chile		58

DENMARK 2.4%

CONSUMER DISCRETIONARY 0.0%

Pandora AS	395	28

CONSUMER STAPLES 0.1%

Carlsberg AS ‘B’	612	81

Royal Unibrew AS	503	36

Scandinavian Tobacco Group AS	2,043	36

		153

FINANCIALS 0.1%

Sydbank AS	1,180	50

Topdanmark AS	807	42

Tryg AS	1,557	37

		129

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.4%

Coloplast AS ‘B’	306	$36

Genmab AS (a)	65	27

Novo Nordisk AS ‘B’	10,706	1,454

		1,517

INDUSTRIALS 0.6%

AP Moller - Maersk AS ‘B’	127	284

D/S Norden AS	1,503	91

DSV AS	617	97

ISS AS (a)	2,002	42

Solar AS ‘B’	290	26

Vestas Wind Systems AS	2,112	62

		602

MATERIALS 0.1%

CHR Hansen Holding AS	464	33

Novozymes AS ‘B’	1,608	82

		115

UTILITIES 0.1%

Orsted AS	672	61

Total Denmark		2,605

FINLAND 1.2%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	1,338	71

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	5,228	116

ENERGY 0.1%

Neste Oyj	3,005	139

FINANCIALS 0.2%

Nordea Bank Abp	7,490	80

Sampo Oyj ‘A’	4,773	250

		330

HEALTH CARE 0.1%

Orion Oyj ‘B’	1,466	80

INDUSTRIALS 0.1%

Kone Oyj ‘B’	2,066	107

Metso Outotec Oyj	1,267	13

Wartsila Oyj Abp	1,240	10

		130

INFORMATION TECHNOLOGY 0.1%

TietoEVRY Oyj	3,066	87

MATERIALS 0.2%

Kemira Oyj	2,326	36

Outokumpu Oyj	8,577	43

Stora Enso Oyj ‘R’	4,449	63

UPM-Kymmene Oyj	2,687	100

		242

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Citycon Oyj	4,812	$32

Kojamo Oyj	2,138	32

		64

UTILITIES 0.1%

Fortum Oyj	3,752	62

Total Finland		1,321

FRANCE 7.8%

COMMUNICATION SERVICES 0.8%

Eutelsat Communications SA	6,790	50

Metropole Television SA	1,903	31

Orange SA	67,895	674

Publicis Groupe SA	1,691	108

Television Francaise 1	2,704	21

Ubisoft Entertainment SA (a)	380	11

		895

CONSUMER DISCRETIONARY 1.3%

Accor SA (a)	738	18

Cie Generale des Etablissements Michelin SCA	2,988	83

Faurecia SE (a)	2,516	38

Hermes International	91	141

Kering SA	210	107

LVMH Moet Hennessy Louis Vuitton SE	539	392

Renault SA	15,506	518

SEB SA	408	34

Sodexo SA	621	60

Valeo SA	1,177	21

		1,412

CONSUMER STAPLES 0.7%

Carrefour SA	23,465	392

Casino Guichard Perrachon SA (a)	2,093	22

Danone SA	4,281	226

L’Oreal SA	139	50

Pernod Ricard SA	470	92

		782

ENERGY 0.7%

TotalEnergies SE	12,239	768

FINANCIALS 0.9%

AXA SA	4,789	134

BNP Paribas SA	2,533	144

SCOR SE	1,425	33

Societe Generale SA	25,596	642

		953

HEALTH CARE 0.6%

BioMerieux	359	38

Sanofi	5,932	572

Sartorius Stedim Biotech	126	41

		651

INDUSTRIALS 1.6%

Airbus SE	1,740	207

Alstom SA	2,517	62

	SHARES	MARKET VALUE (000S)

Bouygues SA	5,476	$164

Bureau Veritas SA	3,816	101

Cie de Saint-Gobain	2,251	110

Dassault Aviation SA	365	62

Edenred	549	30

Elis SA	2,325	34

Getlink SE	1,121	18

Legrand SA	533	43

Nexans SA	664	60

Rexel SA	7,786	154

Safran SA	1,575	197

Societe BIC SA	675	46

Thales SA	1,091	139

Vinci SA	3,031	302

		1,729

INFORMATION TECHNOLOGY 0.1%

Alten SA	287	36

Worldline SA (a)	651	25

		61

MATERIALS 0.2%

Air Liquide SA	1,138	162

Eramet SA	157	14

Vicat SA	973	24

		200

UTILITIES 0.9%

Electricite de France SA	14,987	192

Engie SA	41,552	595

Veolia Environnement SA	6,251	161

		948

Total France		8,399

GERMANY 5.2%

COMMUNICATION SERVICES 0.3%

CTS Eventim AG & Co. KGaA (a)	553	35

Deutsche Telekom AG (a)	6,279	125

Freenet AG	2,897	63

ProSiebenSat.1 Media SE	3,205	28

Scout24 SE	575	29

Telefonica Deutschland Holding AG	19,438	48

		328

CONSUMER DISCRETIONARY 1.6%

Adidas AG	558	76

Bayerische Motoren Werke AG	9,823	870

Continental AG	1,442	86

ElringKlinger AG	2,925	22

Fielmann AG	627	25

Hella GmbH & Co. KGaA	411	33

Hornbach Holding AG & Co. KGaA	506	42

Hugo Boss AG	1,343	78

Mercedes-Benz Group AG	6,615	432

Vitesco Technologies Group AG (a)	992	57

		1,721

CONSUMER STAPLES 0.2%

Beiersdorf AG	646	74

Metro AG	5,414	53

Suedzucker AG	2,249	39

		166

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%

Allianz SE	786	$168

Commerzbank AG	37,718	353

Deutsche Bank AG	19,239	216

Deutsche Boerse AG	1,204	207

Deutsche Pfandbriefbank AG	5,232	40

Hannover Rueck SE	373	74

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	315	102

Talanx AG	928	44

		1,204

HEALTH CARE 0.3%

Bayer AG	1,855	95

Carl Zeiss Meditec AG	294	37

Fresenius Medical Care AG & Co. KGaA	865	28

Gerresheimer AG	413	28

Merck KGaA	582	112

Siemens Healthineers AG	1,121	56

		356

INDUSTRIALS 0.6%

Bilfinger SE	1,115	32

Deutsche Lufthansa AG	26,631	219

Deutsche Post AG	3,527	132

Hapag-Lloyd AG	218	41

Kloeckner & Co. SE	3,220	32

Knorr-Bremse AG	512	28

MTU Aero Engines AG	285	61

Rational AG	34	20

Rheinmetall AG	144	29

Siemens AG	588	81

		675

INFORMATION TECHNOLOGY 0.2%

SAP SE	2,108	218

MATERIALS 0.5%

Aurubis AG	881	72

BASF SE	3,049	150

Covestro AG	2,146	83

K&S AG	6,473	128

Salzgitter AG	1,911	58

Symrise AG	202	22

Wacker Chemie AG	118	15

		528

REAL ESTATE 0.1%

LEG Immobilien SE	993	65

TAG Immobilien AG	1,402	9

Vonovia SE	1,431	34

		108

UTILITIES 0.3%

E.ON SE	11,311	112

RWE AG	4,164	184

		296

Total Germany		5,600

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
HONG KONG 1.8%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	33,500	$22

HKT Trust & HKT Ltd.	48,000	59

PCCW Ltd.	125,295	56

		137

CONSUMER DISCRETIONARY 0.2%

Bosideng International Holdings Ltd.	84,000	40

Chow Tai Fook Jewellery Group Ltd.	25,600	52

Galaxy Entertainment Group Ltd.	7,000	46

Melco Resorts & Entertainment Ltd. ADR (a)	1,269	15

SJM Holdings Ltd. (a)	20,000	11

Skyworth Group Ltd.	68,000	29

		193

CONSUMER STAPLES 0.0%

WH Group Ltd.	64,000	37

FINANCIALS 0.2%

AIA Group Ltd.	19,200	212

Hong Kong Exchanges & Clearing Ltd.	1,200	52

		264

INDUSTRIALS 0.5%

Cathay Pacific Airways Ltd. (a)	48,000	52

CK Hutchison Holdings Ltd.	22,000	132

Hutchison Port Holdings Trust	188,900	36

Jardine Matheson Holdings Ltd.	1,700	86

MTR Corp. Ltd.	20,000	106

NWS Holdings Ltd.	39,000	34

Pacific Basin Shipping Ltd.	70,000	23

SITC International Holdings Co. Ltd.	12,000	27

Xinyi Glass Holdings Ltd.	15,000	28

		524

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	10,200	33

Kingboard Laminates Holdings Ltd.	23,000	25

Truly International Holdings Ltd.	116,000	18

		76

REAL ESTATE 0.5%

CK Asset Holdings Ltd.	21,000	129

Hongkong Land Holdings Ltd.	14,900	69

Hopson Development Holdings Ltd.	27,071	26

New World Development Co. Ltd.	19,000	53

Sun Hung Kai Properties Ltd.	14,500	198

Swire Pacific Ltd. ‘A’	8,000	70

Wharf Holdings Ltd.	12,000	35

		580

UTILITIES 0.2%

CLP Holdings Ltd.	12,100	88

HK Electric Investments & HK Electric Investments Ltd.	28,000	19

Hong Kong & China Gas Co. Ltd.	33,972	32

	SHARES	MARKET VALUE (000S)

Power Assets Holdings Ltd.	6,000	$33

		172

Total Hong Kong		1,983

IRELAND 1.0%

CONSUMER DISCRETIONARY 0.0%

Flutter Entertainment PLC (a)	221	30

CONSUMER STAPLES 0.1%

Glanbia PLC	3,992	51

Kerry Group PLC ‘A’	890	80

		131

FINANCIALS 0.1%

Bank of Ireland Group PLC	6,663	64

HEALTH CARE 0.5%

ICON PLC (a)	537	104

Jazz Pharmaceuticals PLC (a)	386	62

Medtronic PLC	4,327	336

		502

INDUSTRIALS 0.2%

Allegion PLC	313	33

DCC PLC	457	22

Experian PLC	2,452	83

Grafton Group PLC	3,008	29

Kingspan Group PLC	601	33

Trane Technologies PLC	395	66

		266

MATERIALS 0.1%

James Hardie Industries PLC	4,478	80

Smurfit Kappa Group PLC	889	33

		113

Total Ireland		1,106

ISRAEL 0.9%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	48,619	84

CONSUMER STAPLES 0.0%

Strauss Group Ltd.	1,133	30

ENERGY 0.1%

Delek Group Ltd. (a)	512	56

Oil Refineries Ltd.	161,744	57

Paz Oil Co. Ltd. (a)	219	27

		140

FINANCIALS 0.3%

Bank Hapoalim BM	10,557	95

Bank Leumi Le-Israel BM	12,670	105

Harel Insurance Investments & Financial Services Ltd.	3,279	29

Israel Discount Bank Ltd. ‘A’	9,678	51

Mizrahi Tefahot Bank Ltd.	1,293	42

Plus500 Ltd.	1,262	27

		349

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	6,884	$63

INDUSTRIALS 0.1%

Elbit Systems Ltd.	205	33

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	781	99

Nice Ltd. (a)	169	32

SolarEdge Technologies, Inc. (a)	33	9

		140

MATERIALS 0.1%

ICL Group Ltd.	15,162	110

REAL ESTATE 0.0%

Azrieli Group Ltd.	166	11

G City Ltd.	5,396	17

		28

Total Israel		977

ITALY 2.7%

COMMUNICATION SERVICES 0.2%

Infrastrutture Wireless Italiane SpA	3,529	36

MFE-MediaForEurope NV ‘A’	30,822	12

MFE-MediaForEurope NV ‘B’	10,816	6

Telecom Italia SpA	756,967	175

		229

CONSUMER DISCRETIONARY 0.2%

Brembo SpA	3,123	35

Ferrari NV	334	72

Moncler SpA	760	40

		147

CONSUMER STAPLES 0.0%

MARR SpA	1,729	21

ENERGY 0.9%

Eni SpA	66,249	942

Saipem SpA (a)	9,922	12

Saras SpA (a)	24,345	30

		984

FINANCIALS 0.7%

Anima Holding SpA	7,638	31

Azimut Holding SpA	2,661	60

Banca Generali SpA	839	29

Banca IFIS SpA	2,917	41

Banca Popolare di Sondrio SpA	10,327	42

Banco BPM SpA	25,828	92

BPER Banca	22,585	46

FinecoBank Banca Fineco SpA	2,745	46

Intesa Sanpaolo SpA	13,771	30

UniCredit SpA	16,947	240

Unipol Gruppo SpA	15,176	74

		731

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Amplifon SpA	1,113	$33

DiaSorin SpA	358	50

Recordati Industria Chimica e Farmaceutica SpA	1,261	53

		136

INDUSTRIALS 0.1%

Enav SpA	6,057	26

Leonardo SpA	9,889	85

		111

UTILITIES 0.5%

Enel SpA	59,081	318

ERG SpA	1,450	45

Iren SpA	12,572	20

Snam SpA	15,262	74

Terna - Rete Elettrica Nazionale	14,117	104

		561

Total Italy		2,920

JAPAN 25.6%

COMMUNICATION SERVICES 2.4%

Avex, Inc.	2,800	36

Capcom Co. Ltd.	2,800	89

Fuji Media Holdings, Inc.	4,300	35

Internet Initiative Japan, Inc.	2,200	41

Kadokawa Corp.	2,600	48

KDDI Corp.	22,900	695

Konami Group Corp. (a)	400	18

Nexon Co. Ltd.	1,800	40

Nintendo Co. Ltd.	7,800	328

Nippon Telegraph & Telephone Corp.	24,700	704

Nippon Television Holdings, Inc.	4,700	37

Softbank Corp.	33,000	373

SoftBank Group Corp.	2,000	85

Square Enix Holdings Co. Ltd.	600	28

Toho Co. Ltd.	900	35

Yahoo Japan Corp.	11,400	28

		2,620

CONSUMER DISCRETIONARY 4.3%

Aisin Corp.	3,900	103

Arata Corp.	100	3

Bandai Namco Holdings, Inc.	1,700	107

Bridgestone Corp.	6,400	227

Casio Computer Co. Ltd.	3,300	34

DCM Holdings Co. Ltd.	6,000	55

EDION Corp.	3,800	37

Exedy Corp.	2,800	34

Fast Retailing Co. Ltd. (a)	200	122

Food & Life Cos., Ltd.	2,300	45

Geo Holdings Corp. (a)	700	12

H2O Retailing Corp.	1,200	12

Haseko Corp.	2,600	29

Heiwa Corp. (a)	700	13

Hikari Tsushin, Inc.	200	28

HIS Co. Ltd. (a)	1,400	22

Honda Motor Co. Ltd.	24,500	559

Iida Group Holdings Co. Ltd.	2,600	40

Isetan Mitsukoshi Holdings Ltd.	13,100	142

Isuzu Motors Ltd.	14,900	173

	SHARES	MARKET VALUE (000S)

J Front Retailing Co. Ltd.	5,000	$45

JTEKT Corp.	6,900	48

K’s Holdings Corp.	5,400	46

Kohnan Shoji Co. Ltd.	2,000	52

Mazda Motor Corp.	25,500	191

McDonald’s Holdings Co. Japan Ltd.	900	34

Mitsubishi Motors Corp. (a)	21,400	81

NHK Spring Co. Ltd.	4,000	25

Nikon Corp.	5,400	48

Nishimatsuya Chain Co. Ltd.	2,900	34

Nissan Motor Co. Ltd.	86,900	272

Nitori Holdings Co. Ltd.	300	39

NOK Corp.	3,800	33

Oriental Land Co. Ltd.	800	116

Paltac Corp.	100	4

Pan Pacific International Holdings Corp.	3,900	72

Rinnai Corp.	100	7

Round One Corp.	9,700	35

Saizeriya Co. Ltd.	1,600	36

Sankyo Co. Ltd.	1,500	61

Sega Sammy Holdings, Inc.	1,900	29

Sekisui Chemical Co. Ltd.	3,000	42

Sekisui House Ltd.	3,900	69

Shimamura Co. Ltd.	800	80

Shimano, Inc.	400	63

Skylark Holdings Co. Ltd.	2,000	23

Stanley Electric Co. Ltd.	1,900	36

Subaru Corp.	5,000	76

Sumitomo Electric Industries Ltd.	13,200	149

Sumitomo Forestry Co. Ltd.	3,300	58

Sumitomo Rubber Industries Ltd.	5,900	51

Suzuki Motor Corp.	2,200	71

Takashimaya Co. Ltd.	3,500	49

Tokai Rika Co. Ltd.	2,100	22

Tomy Co. Ltd.	2,800	27

Toyo Tire Corp.	2,900	33

Toyoda Gosei Co. Ltd.	2,500	39

Toyota Boshoku Corp.	3,800	50

Toyota Motor Corp.	14,700	201

TS Tech Co. Ltd.	2,700	31

USS Co. Ltd.	2,700	43

Yamada Holdings Co. Ltd.	35,000	124

Yamaha Corp.	700	26

Yamaha Motor Co. Ltd.	2,300	52

Yoshinoya Holdings Co. Ltd.	1,600	28

Zensho Holdings Co. Ltd.	1,500	38

		4,586

CONSUMER STAPLES 2.8%

Aeon Co. Ltd.	4,900	103

Ain Holdings, Inc.	100	5

Ajinomoto Co., Inc.	7,700	235

Calbee, Inc.	1,700	39

Cawachi Ltd.	1,900	32

Earth Corp.	100	4

Fuji Oil Holdings, Inc.	4,400	68

House Foods Group, Inc.	1,600	34

Itoham Yonekyu Holdings, Inc.	6,900	37

Japan Tobacco, Inc.	24,600	496

Kagome Co. Ltd.	1,400	32

Kao Corp.	3,400	135

Kewpie Corp.	2,000	36

Kikkoman Corp.	700	37

	SHARES	MARKET VALUE (000S)

Kirin Holdings Co. Ltd.	10,500	$160

Kobe Bussan Co. Ltd.	1,300	37

Lawson, Inc.	800	31

Maruha Nichiro Corp.	1,800	34

MatsukiyoCocokara & Co.	200	10

MEIJI Holdings Co. Ltd.	2,100	108

Mitsubishi Shokuhin Co. Ltd.	1,600	38

Mitsui DM Sugar Holdings Co. Ltd.	2,400	37

Morinaga & Co. Ltd.	1,400	42

Morinaga Milk Industry Co. Ltd.	800	30

NH Foods Ltd.	2,700	75

Nichirei Corp.	700	15

Nippn Corp.	2,900	36

Nisshin Oillio Group Ltd.	1,400	35

Nisshin Seifun Group, Inc.	2,900	36

Nissin Foods Holdings Co. Ltd.	600	47

Pola Orbis Holdings, Inc.	2,900	41

Sakata Seed Corp.	200	7

Seven & i Holdings Co. Ltd.	10,700	459

Sugi Holdings Co. Ltd.	200	9

Sundrug Co. Ltd.	1,700	50

Suntory Beverage & Food Ltd.	1,900	65

Toyo Suisan Kaisha Ltd.	700	27

Tsuruha Holdings, Inc.	600	46

Unicharm Corp.	1,900	73

United Super Markets Holdings, Inc.	4,200	36

Yakult Honsha Co. Ltd.	800	52

Yamazaki Baking Co. Ltd.	2,800	33

Yokorei Co. Ltd.	5,500	45

		3,007

ENERGY 0.9%

Cosmo Energy Holdings Co. Ltd.	2,800	74

ENEOS Holdings, Inc.	91,600	312

Idemitsu Kosan Co. Ltd.	6,712	157

Inpex Corp.	32,300	347

Iwatani Corp.	700	31

Japan Petroleum Exploration Co. Ltd. (a)	600	18

		939

FINANCIALS 1.9%

Aozora Bank Ltd.	2,100	41

Daiwa Securities Group, Inc.	10,000	44

Hokuhoku Financial Group, Inc.	5,600	41

Hyakujushi Bank Ltd.	3,000	44

Jafco Co. Ltd.	900	15

Japan Post Bank Co. Ltd.	9,300	80

Japan Post Holdings Co. Ltd.	64,400	542

Japan Post Insurance Co. Ltd.	2,300	40

Mebuki Financial Group, Inc.	19,800	50

Mitsubishi UFJ Financial Group, Inc.	30,500	205

Mizuho Financial Group, Inc.	14,000	197

MS&AD Insurance Group Holdings, Inc.	5,100	163

Nanto Bank Ltd.	2,900	56

Nishi-Nippon Financial Holdings, Inc.	11,100	81

Resona Holdings, Inc.	10,500	58

Senshu Ikeda Holdings, Inc.	29,700	57

Seven Bank Ltd.	20,100	40

Sompo Holdings, Inc.	600	27

Sumitomo Mitsui Financial Group, Inc.	2,900	117

Sumitomo Mitsui Trust Holdings, Inc.	2,500	87

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Tokio Marine Holdings, Inc.	4,300	$92

Zenkoku Hosho Co. Ltd.	200	8

		2,085

HEALTH CARE 1.8%

Alfresa Holdings Corp.	3,000	38

Asahi Intecc Co. Ltd. (a)	1,000	16

Astellas Pharma, Inc.	24,900	379

Chugai Pharmaceutical Co. Ltd.	1,400	36

Daiichi Sankyo Co. Ltd.	3,800	122

Eisai Co. Ltd.	1,400	92

H.U. Group Holdings, Inc.	1,600	35

Hoya Corp.	600	57

Kaken Pharmaceutical Co. Ltd.	1,300	38

M3, Inc.	800	22

Medipal Holdings Corp.	3,700	49

Olympus Corp.	5,600	99

Ono Pharmaceutical Co. Ltd.	1,700	40

Otsuka Holdings Co. Ltd.	1,900	62

Rohto Pharmaceutical Co. Ltd. (a)	1,600	28

Shionogi & Co. Ltd.	900	45

Suzuken Co. Ltd.	1,500	40

Sysmex Corp.	400	24

Taisho Pharmaceutical Holdings Co. Ltd.	600	26

Takeda Pharmaceutical Co. Ltd.	18,841	589

Terumo Corp.	1,900	54

Toho Holdings Co. Ltd.	2,500	42

Tsumura & Co.	1,400	31

		1,964

INDUSTRIALS 6.2%

AGC, Inc.	3,000	100

ANA Holdings, Inc. (a)	5,800	123

Central Glass Co. Ltd.	1,700	36

COMSYS Holdings Corp.	1,900	33

Dai Nippon Printing Co. Ltd.	4,100	82

Daikin Industries Ltd.	600	91

East Japan Railway Co.	4,600	262

EXEO Group, Inc.	2,100	36

FANUC Corp.	400	60

Fuji Electric Co. Ltd.	500	19

Fujikura Ltd.	8,600	65

Fujitec Co. Ltd.	1,700	39

Hankyu Hanshin Holdings, Inc.	1,600	47

Hanwa Co. Ltd.	1,400	40

Harmonic Drive Systems, Inc. (a)	500	14

Hazama Ando Corp.	3,500	22

Hino Motors Ltd.	9,100	35

Hitachi Ltd.	9,500	478

Hitachi Zosen Corp.	7,200	45

Hoshizaki Corp.	200	7

IHI Corp.	1,900	55

ITOCHU Corp.	3,900	122

Japan Airlines Co. Ltd. (a)	7,100	145

Japan Pulp & Paper Co. Ltd. (a)	1,400	54

Kajima Corp.	3,400	40

Kamigumi Co. Ltd.	1,700	35

Kandenko Co. Ltd.	5,500	36

Kawasaki Heavy Industries Ltd.	4,800	111

Kawasaki Kisen Kaisha Ltd.	2,600	55

Keio Corp.	700	26

Kinden Corp.	2,900	32

Kintetsu Group Holdings Co. Ltd. ‘L’	1,500	49

	SHARES	MARKET VALUE (000S)

Komatsu Ltd.	1,700	$37

Kubota Corp.	2,000	27

Kurita Water Industries Ltd.	800	33

Kyushu Railway Co.	2,000	44

LIXIL Group Corp.	2,000	30

Marubeni Corp.	38,400	440

Meitec Corp.	1,300	24

Minebea Mitsumi, Inc.	2,600	38

MIRAIT ONE Corp.	2,400	28

Mitsubishi Corp.	3,700	120

Mitsubishi Heavy Industries Ltd.	10,900	431

Mitsui & Co. Ltd.	4,400	128

Mitsui OSK Lines Ltd.	12,900	322

MonotaRO Co. Ltd.	600	8

Nagase & Co. Ltd.	2,600	39

Nagoya Railroad Co. Ltd. (a)	2,000	33

Nankai Electric Railway Co. Ltd.	1,800	39

Nippon Steel Trading Corp.	700	49

Nippon Yusen KK	22,600	533

Nisshinbo Holdings, Inc.	5,800	43

NSK Ltd.	14,300	75

NTN Corp.	16,600	33

Obayashi Corp.	7,100	54

Park24 Co. Ltd. (a)	1,200	20

Persol Holdings Co. Ltd.	1,900	40

Recruit Holdings Co. Ltd.	2,700	84

Secom Co. Ltd.	1,400	80

Senko Group Holdings Co. Ltd.	5,000	37

SG Holdings Co. Ltd.	1,700	24

Shibaura Machine Co. Ltd.	1,600	32

Shinmaywa Industries Ltd.	3,900	31

SHO-BOND Holdings Co. Ltd.	200	8

SMC Corp.	100	42

Sohgo Security Services Co. Ltd.	1,400	38

Sojitz Corp.	6,940	132

Sotetsu Holdings, Inc.	1,900	32

Sumitomo Corp.	2,700	45

Taikisha Ltd.	1,500	38

Taisei Corp.	4,000	129

Takeuchi Manufacturing Co. Ltd.	1,800	39

Tobu Railway Co. Ltd.	2,200	51

Tokyu Corp.	5,900	74

Toppan, Inc.	6,000	89

Toshiba Corp.	6,100	212

TOTO Ltd.	900	31

Toyota Tsusho Corp.	3,700	136

West Japan Railway Co.	3,400	148

Yaskawa Electric Corp.	900	29

Yuasa Trading Co. Ltd.	1,400	38

		6,661

INFORMATION TECHNOLOGY 2.1%

Advantest Corp.	700	45

Alps Alpine Co. Ltd.	4,000	36

Azbil Corp.	700	18

BIPROGY, Inc.	1,300	33

Brother Industries Ltd.	1,900	29

Canon Marketing Japan, Inc.	1,900	43

Canon, Inc.	18,000	390

Citizen Watch Co. Ltd.	9,200	41

Daiwabo Holdings Co. Ltd.	2,500	37

Dexerials Corp.	800	15

Disco Corp.	100	28

DTS Corp.	1,800	41

	SHARES	MARKET VALUE (000S)

FUJIFILM Holdings Corp.	2,800	$140

Fujitsu Ltd.	700	93

Horiba Ltd.	100	4

Hosiden Corp.	3,000	36

Ibiden Co. Ltd.	1,800	65

Kanematsu Electronics Ltd. (a)	1,100	37

Konica Minolta, Inc.	14,400	57

Macnica Holdings, Inc.	1,700	40

Maxell Ltd.	2,900	30

Murata Manufacturing Co. Ltd.	2,100	104

NEC Corp.	5,100	179

Nippon Electric Glass Co. Ltd.	3,000	53

Nomura Research Institute Ltd.	2,400	57

Obic Co. Ltd.	300	44

Omron Corp.	900	43

Otsuka Corp.	400	13

Renesas Electronics Corp. (a)	3,700	33

Ricoh Co. Ltd.	14,400	110

SCSK Corp.	300	5

Seiko Epson Corp.	2,700	39

Shinko Electric Industries Co. Ltd.	2,400	61

SUMCO Corp.	2,100	28

TIS, Inc.	2,500	66

Tokyo Electron Ltd.	400	117

Tokyo Seimitsu Co. Ltd.	200	6

Toshiba TEC Corp.	200	5

Trend Micro, Inc.	400	19

Ulvac, Inc.	500	21

		2,261

MATERIALS 1.9%

Asahi Holdings, Inc.	1,900	28

Daicel Corp.	5,700	41

Dowa Holdings Co. Ltd.	200	6

FP Corp.	200	6

JFE Holdings, Inc.	21,900	254

Kaneka Corp.	1,300	32

Kobe Steel Ltd.	18,800	91

Mitsubishi Chemical Group Corp.	28,300	146

Mitsubishi Materials Corp.	2,100	33

Mitsui Chemicals, Inc.	3,000	67

Nippon Light Metal Holdings Co. Ltd.	1,000	11

Nippon Paper Industries Co. Ltd. ‘L’	12,500	93

Nippon Steel Corp.	29,700	515

Nissan Chemical Corp.	600	26

Nitto Denko Corp.	1,800	104

Oji Holdings Corp.	12,100	49

Shin-Etsu Chemical Co. Ltd.	200	24

Sumitomo Chemical Co. Ltd.	36,400	131

Sumitomo Metal Mining Co. Ltd.	600	21

Sumitomo Osaka Cement Co. Ltd.	1,800	44

Taiheiyo Cement Corp.	2,100	33

Tokuyama Corp.	2,500	34

Tokyo Ohka Kogyo Co. Ltd.	900	41

Tokyo Steel Manufacturing Co. Ltd.	4,100	37

Tosoh Corp.	2,500	30

Toyo Seikan Group Holdings Ltd.	4,200	52

UACJ Corp. (a)	1,000	17

UBE Corp.	2,100	31

		1,997

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	700	72

Mitsubishi Estate Co. Ltd.	2,300	30

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Mitsui Fudosan Co. Ltd.	2,000	$36

		138

UTILITIES 1.2%

Chubu Electric Power Co., Inc.	15,300	158

Chugoku Electric Power Co., Inc.	10,000	51

Electric Power Development Co. Ltd. ‘C’	6,800	108

Hokkaido Electric Power Co., Inc.	9,600	34

Hokuriku Electric Power Co.	8,200	34

Kansai Electric Power Co., Inc.	11,700	114

Kyushu Electric Power Co., Inc.	10,200	58

Nippon Gas Co. Ltd.	800	12

Okinawa Electric Power Co., Inc.	4,200	32

Osaka Gas Co. Ltd.	6,200	100

Shikoku Electric Power Co., Inc.	6,200	36

Toho Gas Co. Ltd.	1,700	32

Tohoku Electric Power Co., Inc.	8,700	46

Tokyo Electric Power Co. Holdings, Inc. (a)	99,300	358

Tokyo Gas Co. Ltd.	8,100	159

		1,332

Total Japan		27,590

LUXEMBOURG 0.6%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	926	12

RTL Group SA	832	35

SES SA	11,244	73

		120

MATERIALS 0.5%

APERAM SA	987	31

ArcelorMittal SA	19,217	507

		538

Total Luxembourg		658

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%

Sands China Ltd. (a)	4,400	15

Total Macau		15

NETHERLANDS 3.9%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	53,682	166

Universal Music Group NV	2,245	54

VEON Ltd. ADR «(a)	57,207	0

		220

CONSUMER DISCRETIONARY 0.4%

Stellantis NV	28,039	398

CONSUMER STAPLES 0.9%

Heineken Holding NV	1,015	79

Heineken NV	1,324	125

Koninklijke Ahold Delhaize NV	26,586	764

		968

ENERGY 0.0%

Koninklijke Vopak NV	1,070	32

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%

ABN AMRO Bank NV	20,858	$289

Aegon NV	59,262	300

ASR Nederland NV	831	39

Euronext NV	1,028	76

Flow Traders	1,049	24

ING Groep NV	14,081	172

NN Group NV	4,986	204

		1,104

HEALTH CARE 0.1%

Qiagen NV (a)	1,220	61

INDUSTRIALS 0.4%

Arcadis NV	1,049	41

IMCD NV	467	67

Randstad NV	1,059	65

Signify NV	4,459	150

TKH Group NV	432	17

Wolters Kluwer NV	1,542	162

		502

INFORMATION TECHNOLOGY 0.5%

ASM International NV	339	86

ASML Holding NV	477	260

BE Semiconductor Industries NV	561	34

NXP Semiconductors NV	937	148

		528

MATERIALS 0.4%

Akzo Nobel NV	2,954	198

Corbion NV	886	30

Koninklijke DSM NV	1,592	196

		424

Total Netherlands		4,237

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	17,219	59

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	2,622	38

INDUSTRIALS 0.1%

Auckland International Airport Ltd. (a)	7,268	36

Fletcher Building Ltd.	11,150	33

		69

REAL ESTATE 0.0%

Kiwi Property Group Ltd.	52,519	30

UTILITIES 0.1%

Contact Energy Ltd.	6,718	33

Meridian Energy Ltd.	9,489	32

		65

Total New Zealand		261

	SHARES	MARKET VALUE (000S)
NORWAY 1.9%

COMMUNICATION SERVICES 0.1%

Telenor ASA	13,107	$122

CONSUMER STAPLES 0.2%

Mowi ASA	5,023	86

Orkla ASA	9,060	65

Salmar ASA	811	32

		183

ENERGY 1.0%

Aker Solutions ASA	19,803	76

Equinor ASA	28,894	1,039

Frontline Ltd.	919	11

		1,126

FINANCIALS 0.1%

Gjensidige Forsikring ASA	2,116	42

SpareBank 1 Nord Norge	2,890	28

		70

INDUSTRIALS 0.1%

Tomra Systems ASA	3,396	57

Wallenius Wilhelmsen ASA	1,133	11

		68

INFORMATION TECHNOLOGY 0.1%

Atea ASA	7,364	86

MATERIALS 0.3%

Norsk Hydro ASA	19,009	142

Yara International ASA	5,300	233

		375

REAL ESTATE 0.0%

Entra ASA	2,208	24

Total Norway		2,054

PORTUGAL 0.5%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	2,873	62

ENERGY 0.0%

Galp Energia SGPS SA	1,769	24

UTILITIES 0.4%

EDP - Energias de Portugal SA	79,757	398

REN - Redes Energeticas Nacionais SGPS SA	12,224	33

		431

Total Portugal		517

SINGAPORE 1.5%

COMMUNICATION SERVICES 0.2%

NetLink NBN Trust	44,900	28

Singapore Telecommunications Ltd.	116,300	223

		251

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	321,400	$60

Wilmar International Ltd.	46,900	146

		206

ENERGY 0.0%

BW LPG Ltd.	5,637	44

FINANCIALS 0.6%

DBS Group Holdings Ltd.	7,400	187

Oversea-Chinese Banking Corp. Ltd.	19,500	177

United Overseas Bank Ltd.	10,600	243

		607

INDUSTRIALS 0.4%

ComfortDelGro Corp. Ltd.	32,300	30

Jardine Cycle & Carriage Ltd.	2,500	53

Keppel Corp. Ltd.	11,700	64

Singapore Airlines Ltd.	46,300	191

Singapore Technologies Engineering Ltd.	20,400	51

		389

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	2,800	36

UTILITIES 0.1%

Sembcorp Industries Ltd.	37,500	94

Total Singapore		1,627

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	5,460	33

Total South Africa		33

SPAIN 4.3%

COMMUNICATION SERVICES 0.6%

Mediaset Espana Comunicacion SA (a)	826	3

Telefonica SA	165,789	600

		603

CONSUMER DISCRETIONARY 0.1%

Gestamp Automocion SA	9,312	36

Industria de Diseno Textil SA	3,500	93

		129

CONSUMER STAPLES 0.1%

Viscofan SA	849	55

ENERGY 0.8%

Repsol SA	50,741	808

FINANCIALS 1.4%

Banco Bilbao Vizcaya Argentaria SA	34,256	206

Banco de Sabadell SA	214,242	202

Banco Santander SA	282,346	844

Bankinter SA	7,368	49

CaixaBank SA	4,531	18

	SHARES	MARKET VALUE (000S)

Mapfre SA	60,295	$117

Unicaja Banco SA	77,239	85

		1,521

HEALTH CARE 0.0%

Almirall SA	3,024	29

INDUSTRIALS 0.2%

ACS Actividades de Construccion y Servicios SA	2,442	70

Aena SME SA (a)	352	44

Cia de Distribucion Integral Logista Holdings SA	1,996	50

Ferrovial SA	20	1

Sacyr SA	10,022	28

		193

INFORMATION TECHNOLOGY 0.0%

Amadeus IT Group SA (a)	1,010	52

MATERIALS 0.0%

Acerinox SA	4,161	41

UTILITIES 1.1%

Acciona SA	261	48

EDP Renovaveis SA	1,946	43

Enagas SA	1,422	24

Endesa SA	8,470	160

Iberdrola SA	57,360	669

Naturgy Energy Group SA	6,328	164

Red Electrica Corp. SA	6,970	121

		1,229

Total Spain		4,660

SWEDEN 2.2%

COMMUNICATION SERVICES 0.2%

Tele2 AB ‘B’	6,489	53

Telia Co. AB	85,903	219

		272

CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	589	45

Betsson AB	1,382	11

Bilia AB ‘A’	2,271	25

Electrolux AB	6,134	83

Evolution AB	556	54

H & M Hennes & Mauritz AB ‘B’	3,655	40

Scandic Hotels Group AB	10,142	31

		289

CONSUMER STAPLES 0.3%

AAK AB	1,946	33

Axfood AB	1,363	37

Cloetta AB ‘B’	15,743	32

Essity AB ‘B’	7,249	190

		292

ENERGY 0.1%

Orron Energy ab	32,738	71

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.3%

EQT AB	1,221	$26

Skandinaviska Enskilda Banken AB ‘A’	3,637	42

Svenska Handelsbanken AB ‘A’	10,821	109

Swedbank AB ‘A’	7,923	135

		312

INDUSTRIALS 0.7%

Assa Abloy AB ‘B’	1,969	42

Atlas Copco AB ‘A’	14,430	171

Epiroc AB	4,077	74

Indutrade AB	1,763	36

Sandvik AB	4,089	74

SKF AB ‘B’	3,297	51

Volvo AB ‘B’	16,238	293

		741

INFORMATION TECHNOLOGY 0.0%

Telefonaktiebolaget LM Ericsson ‘B’	8,030	47

MATERIALS 0.2%

Boliden AB	1,886	71

Hexpol AB	2,034	22

SSAB AB ‘A’	29,744	163

Svenska Cellulosa AB SCA. ‘B’	904	11

		267

REAL ESTATE 0.1%

Atrium Ljungberg AB ‘B’	2,208	36

Hufvudstaden AB ‘A’	2,521	36

		72

Total Sweden		2,363

SWITZERLAND 6.9%

COMMUNICATION SERVICES 0.2%

Swisscom AG	349	191

CONSUMER DISCRETIONARY 0.3%

Cie Financiere Richemont SA	1,498	194

Forbo Holding AG	20	24

Garmin Ltd.	793	73

		291

CONSUMER STAPLES 1.1%

Aryzta AG (a)	32,655	39

Barry Callebaut AG	23	45

Chocoladefabriken Lindt & Spruengli AG	8	82

Emmi AG	28	24

Nestle SA	8,840	1,021

		1,211

FINANCIALS 1.6%

Banque Cantonale Vaudoise	512	49

Cembra Money Bank AG	538	45

Partners Group Holding AG	56	49

St Galler Kantonalbank AG	63	33

Swiss Life Holding AG	270	139

Swiss Re AG	2,674	250

UBS Group AG	9,302	173

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Valiant Holding AG	453	$49

Zurich Insurance Group AG	1,909	913

		1,700

HEALTH CARE 1.1%

Galenica AG	719	59

Novartis AG	4,130	374

Roche Holding AG	2,307	725

Sonova Holding AG	157	37

Straumann Holding AG	328	37

		1,232

INDUSTRIALS 0.8%

ABB Ltd.	11,665	356

Adecco Group AG	1,641	54

Bucher Industries AG	83	35

DKSH Holding AG	539	41

dormakaba Holding AG	96	35

Flughafen Zurich AG (a)	185	29

Geberit AG	168	79

Georg Fischer AG	520	32

Kuehne & Nagel International AG	539	125

Schindler Holding AG	351	66

SGS SA	22	51

		903

INFORMATION TECHNOLOGY 0.1%

Landis & Gyr Group AG	600	42

Logitech International SA	923	57

Temenos AG	162	9

		108

MATERIALS 1.5%

EMS-Chemie Holding AG	43	29

Givaudan SA	35	107

Glencore PLC	181,542	1,211

Holcim AG	862	45

SIG Group AG	1,965	43

Sika AG	588	141

		1,576

REAL ESTATE 0.2%

Allreal Holding AG	196	32

PSP Swiss Property AG	560	66

Swiss Prime Site AG	1,045	90

		188

UTILITIES 0.0%

BKW AG	364	50

Total Switzerland		7,450

UNITED KINGDOM 13.5%

COMMUNICATION SERVICES 0.9%

BT Group PLC	141,320	191

Informa PLC	2,791	21

Pearson PLC	13,869	156

Vodafone Group PLC	591,224	599

		967

CONSUMER DISCRETIONARY 0.9%

B&M European Value Retail SA	6,839	34

	SHARES	MARKET VALUE (000S)

Barratt Developments PLC	2,170	$10

Berkeley Group Holdings PLC	597	27

Burberry Group PLC	2,193	53

Compass Group PLC	11,613	268

Frasers Group PLC (a)	4,123	35

Greggs PLC	1,591	45

Halfords Group PLC	7,263	18

Inchcape PLC	3,799	38

InterContinental Hotels Group PLC	576	33

Kingfisher PLC	72,480	206

Mitchells & Butlers PLC (a)	11,448	19

Next PLC	1,037	73

Persimmon PLC	5,264	77

Pets at Home Group PLC	6,108	21

Taylor Wimpey PLC	18,604	23

		980

CONSUMER STAPLES 2.6%

Associated British Foods PLC	3,804	72

British American Tobacco PLC	10,012	396

Cranswick PLC	710	26

Diageo PLC	8,871	388

Imperial Brands PLC	20,295	506

J Sainsbury PLC	47,104	124

Marks & Spencer Group PLC (a)	42,583	63

Premier Foods PLC	24,163	32

Reckitt Benckiser Group PLC	4,605	319

Tate & Lyle PLC	5,770	49

Tesco PLC	103,820	280

Unilever PLC	11,257	568

		2,823

ENERGY 2.3%

BP PLC	252,550	1,457

Shell PLC	32,103	905

Subsea 7 SA	8,544	99

		2,461

FINANCIALS 0.9%

3i Group PLC	3,883	63

Admiral Group PLC	1,965	50

Aviva PLC	6,864	36

Direct Line Insurance Group PLC	31,758	85

IG Group Holdings PLC	4,167	39

London Stock Exchange Group PLC	1,139	98

M&G PLC	59,862	135

Man Group PLC	16,897	44

NatWest Group PLC	36,477	116

Provident Financial PLC	8,209	19

Schroders PLC	4,752	25

Standard Chartered PLC	23,337	174

Standard Life Aberdeen PLC	30,143	69

		953

HEALTH CARE 2.0%

AstraZeneca PLC	11,851	1,604

ConvaTec Group PLC	12,675	35

GSK PLC	25,748	445

Indivior PLC (a)	2,537	57

Smith & Nephew PLC	3,578	48

		2,189

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.8%

Ashtead Group PLC	1,836	$104

BAE Systems PLC	45,437	469

Balfour Beatty PLC	9,995	41

Bunzl PLC	2,045	68

CNH Industrial NV	7,894	127

Diploma PLC	1,137	38

easyJet PLC (a)	2,429	10

Ferguson PLC	895	112

Firstgroup PLC	30,469	37

Howden Joinery Group PLC	5,802	39

IMI PLC	2,591	41

International Consolidated Airlines Group SA	92,008	137

International Distributions Services PLC	27,095	70

Morgan Sindall Group PLC	1,289	24

Pagegroup PLC	4,727	26

RELX PLC	12,853	355

Rentokil Initial PLC	9,143	56

RS GROUP PLC	4,019	43

Spirax-Sarco Engineering PLC	464	59

Travis Perkins PLC	2,473	27

		1,883

INFORMATION TECHNOLOGY 0.1%

Computacenter PLC	1,047	24

Micro Focus International PLC	13,529	87

		111

MATERIALS 1.2%

Anglo American PLC	7,363	288

Croda International PLC	706	56

Johnson Matthey PLC	3,208	82

Mondi PLC	2,133	36

Rio Tinto PLC	11,940	841

		1,303

REAL ESTATE 0.0%

Grainger PLC	6,328	19

Savills PLC	2,171	22

		41

UTILITIES 0.8%

Centrica PLC	170,001	198

Drax Group PLC	8,501	72

National Grid PLC	28,212	338

Severn Trent PLC	1,210	39

SSE PLC	7,170	147

United Utilities Group PLC	7,526	90

		884

Total United Kingdom		14,595

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC (a)	1,491	10

Total United States		10

Total Common Stocks (Cost $101,004)		104,556

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.8%

GERMANY 0.8%

INDUSTRIALS 0.8%

Fuchs Petrolub SE	2,519	$88

Henkel AG & Co. KGaA	2,312	160

Sartorius AG	70	28

Schaeffler AG	4,668	31

Volkswagen AG	4,586	569

		876

Total Preferred Stocks (Cost $1,137)		876

REAL ESTATE INVESTMENT TRUSTS 1.6%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

GPT Group	10,924	31

Stockland	12,667	31

Vicinity Ltd.	18,149	25

		87

Total Australia		87

BELGIUM 0.1%

REAL ESTATE 0.1%

Cofinimmo SA	234	21

Retail Estates REIT	439	29

Warehouses De Pauw CVA	1,043	30

		80

Total Belgium		80

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust	1,050	20

Canadian Apartment Properties REIT	890	28

Dream Office Real Estate Investment Trust	1,609	17

Granite Real Estate Investment Trust	645	33

		98

Total Canada		98

FRANCE 0.1%

REAL ESTATE 0.1%

Klepierre SA	1,698	39

	SHARES	MARKET VALUE (000S)

Unibail-Rodamco-Westfield (a)	894	$47

		86

Total France		86

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune REIT	33,000	27

Link REIT	8,900	65

		92

Total Hong Kong		92

JAPAN 0.9%

REAL ESTATE 0.9%

Activia Properties, Inc.	7	22

Advance Residence Investment Corp.	16	41

AEON REIT Investment Corp.	30	35

Daiwa House REIT Investment Corp.	15	33

Daiwa Office Investment Corp.	2	10

Daiwa Securities Living Investments Corp.	47	41

Frontier Real Estate Investment Corp.	2	8

Fukuoka REIT Corp.	22	29

GLP J-Reit	28	32

Hulic Reit, Inc.	22	27

Industrial & Infrastructure Fund Investment Corp.	22	25

Invincible Investment Corp.	109	42

Japan Excellent, Inc.	29	29

Japan Hotel REIT Investment Corp.	138	81

Japan Logistics Fund, Inc.	16	38

Japan Metropolitan Fund Invest	64	51

Japan Prime Realty Investment Corp.	8	23

Japan Real Estate Investment Corp.	7	31

Kenedix Office Investment Corp.	11	27

Mori Hills REIT Investment Corp.	23	28

Mori Trust Sogo Reit, Inc.	29	32

Nippon Accommodations Fund, Inc.	3	14

Nippon Building Fund, Inc.	9	40

Nippon Prologis REIT, Inc.	15	35

Nomura Real Estate Master Fund, Inc.	30	37

NTT UD REIT Investment Corp.	34	36

Orix JREIT, Inc.	27	38

Sekisui House Reit, Inc.	56	32

United Urban Investment Corp.	33	38

		955

Total Japan		955

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.1%

REAL ESTATE 0.1%

CapitaLand Ascendas REIT	25,900	$53

CapitaLand Integrated Commercial Trust	21,300	32

Keppel DC REIT	20,900	28

Mapletree Industrial Trust	18,835	31

		144

Total Singapore		144

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi SA	2,164	14

Total Spain		14

UNITED KINGDOM 0.1%

REAL ESTATE 0.1%

Assura PLC	23,889	16

Big Yellow Group PLC	1,857	26

Great Portland Estates PLC	3,166	19

LondonMetric Property PLC	11,622	24

Segro PLC	5,025	46

Tritax Big Box REIT PLC	23,830	40

		171

Total United Kingdom		171

Total Real Estate Investment Trusts (Cost $1,987)		1,727

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		320

Total Short-Term Instruments (Cost $320)		320

Total Investments in Securities (Cost $104,448)		107,479

Total Investments 99.7% (Cost $104,448)		$107,479

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 0.3%		331

Net Assets 100.0%		$107,810

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$320	U.S. Treasury Bills 0.000% due 12/28/2023	$(327)	$320	$320

Total Repurchase Agreements						$(327)	$320	$320

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$320	$0	$0	$320	$(327)	$(7)

Total Borrowings and Other Financing Transactions	$320	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
MBC	01/2023	CAD	46	$34	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$91	$0	$91
Consumer Discretionary	0	493	0	493
Consumer Staples	0	574	0	574
Energy	0	605	0	605
Financials	0	962	0	962
Health Care	0	185	0	185
Industrials	0	383	0	383
Information Technology	0	58	0	58
Materials	0	1,604	0	1,604
Real Estate	0	36	0	36
Utilities	0	342	0	342
Austria
Energy	0	95	0	95
Financials	0	33	0	33
Industrials	0	42	0	42

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Materials	$0	$71	$0	$71
Real Estate	0	42	0	42
Utilities	0	30	0	30
Belgium
Communication Services	0	34	0	34
Consumer Discretionary	0	22	0	22
Consumer Staples	0	149	0	149
Energy	0	18	0	18
Financials	0	69	0	69
Health Care	0	75	0	75
Industrials	0	34	0	34
Information Technology	0	41	0	41
Materials	0	34	0	34
Canada
Communication Services	550	0	0	550
Consumer Discretionary	764	0	0	764
Consumer Staples	788	0	0	788
Energy	1,903	0	0	1,903

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financials	$646	$0	$0	$646
Industrials	898	0	0	898
Information Technology	275	0	0	275
Materials	1,061	0	0	1,061
Real Estate	75	0	0	75
Utilities	435	0	0	435
Chile
Materials	0	58	0	58
Denmark
Consumer Discretionary	0	28	0	28
Consumer Staples	0	153	0	153
Financials	0	129	0	129
Health Care	0	1,517	0	1,517
Industrials	0	602	0	602
Materials	0	115	0	115
Utilities	0	61	0	61
Finland
Communication Services	0	71	0	71
Consumer Staples	0	116	0	116
Energy	0	139	0	139
Financials	0	330	0	330
Health Care	0	80	0	80
Industrials	0	130	0	130
Information Technology	0	87	0	87
Materials	0	242	0	242
Real Estate	0	64	0	64
Utilities	0	62	0	62
France
Communication Services	0	895	0	895
Consumer Discretionary	0	1,412	0	1,412
Consumer Staples	0	782	0	782
Energy	0	768	0	768
Financials	0	953	0	953
Health Care	0	651	0	651
Industrials	0	1,729	0	1,729
Information Technology	0	61	0	61
Materials	0	200	0	200
Utilities	0	948	0	948
Germany
Communication Services	0	328	0	328
Consumer Discretionary	0	1,721	0	1,721
Consumer Staples	0	166	0	166
Financials	0	1,204	0	1,204
Health Care	0	356	0	356
Industrials	0	675	0	675
Information Technology	0	218	0	218
Materials	0	528	0	528
Real Estate	0	108	0	108
Utilities	0	296	0	296
Hong Kong
Communication Services	0	137	0	137
Consumer Discretionary	15	178	0	193
Consumer Staples	0	37	0	37
Financials	0	264	0	264
Industrials	0	524	0	524
Information Technology	0	76	0	76
Real Estate	0	580	0	580
Utilities	0	172	0	172
Ireland
Consumer Discretionary	0	30	0	30
Consumer Staples	0	131	0	131
Financials	0	64	0	64
Health Care	502	0	0	502
Industrials	99	167	0	266
Materials	0	113	0	113
Israel
Communication Services	0	84	0	84
Consumer Staples	0	30	0	30
Energy	0	140	0	140
Financials	0	349	0	349

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Health Care	$63	$0	$0	$63
Industrials	0	33	0	33
Information Technology	108	32	0	140
Materials	0	110	0	110
Real Estate	0	28	0	28
Italy
Communication Services	0	229	0	229
Consumer Discretionary	0	147	0	147
Consumer Staples	0	21	0	21
Energy	0	984	0	984
Financials	0	731	0	731
Health Care	0	136	0	136
Industrials	0	111	0	111
Utilities	0	561	0	561
Japan
Communication Services	0	2,620	0	2,620
Consumer Discretionary	0	4,586	0	4,586
Consumer Staples	0	3,007	0	3,007
Energy	0	939	0	939
Financials	0	2,085	0	2,085
Health Care	0	1,964	0	1,964
Industrials	0	6,661	0	6,661
Information Technology	0	2,261	0	2,261
Materials	0	1,997	0	1,997
Real Estate	0	138	0	138
Utilities	0	1,332	0	1,332
Luxembourg
Communication Services	0	120	0	120
Materials	0	538	0	538
Macau
Consumer Discretionary	0	15	0	15
Netherlands
Communication Services	0	220	0	220
Consumer Discretionary	0	398	0	398
Consumer Staples	0	968	0	968
Energy	0	32	0	32
Financials	24	1,080	0	1,104
Health Care	61	0	0	61
Industrials	0	502	0	502
Information Technology	148	380	0	528
Materials	0	424	0	424
New Zealand
Communication Services	0	59	0	59
Health Care	0	38	0	38
Industrials	0	69	0	69
Real Estate	0	30	0	30
Utilities	0	65	0	65
Norway
Communication Services	0	122	0	122
Consumer Staples	0	183	0	183
Energy	11	1,115	0	1,126
Financials	0	70	0	70
Industrials	0	68	0	68
Information Technology	0	86	0	86
Materials	0	375	0	375
Real Estate	0	24	0	24
Portugal
Consumer Staples	0	62	0	62
Energy	0	24	0	24
Utilities	0	431	0	431
Singapore
Communication Services	0	251	0	251
Consumer Staples	0	206	0	206
Energy	0	44	0	44
Financials	0	607	0	607
Industrials	0	389	0	389
Information Technology	0	36	0	36
Utilities	0	94	0	94
South Africa
Health Care	0	33	0	33

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Spain
Communication Services	$0	$603	$0	$603
Consumer Discretionary	0	129	0	129
Consumer Staples	0	55	0	55
Energy	0	808	0	808
Financials	0	1,521	0	1,521
Health Care	0	29	0	29
Industrials	0	193	0	193
Information Technology	0	52	0	52
Materials	0	41	0	41
Utilities	0	1,229	0	1,229
Sweden
Communication Services	0	272	0	272
Consumer Discretionary	45	244	0	289
Consumer Staples	0	292	0	292
Energy	0	71	0	71
Financials	0	312	0	312
Industrials	0	741	0	741
Information Technology	0	47	0	47
Materials	0	267	0	267
Real Estate	0	72	0	72
Switzerland
Communication Services	0	191	0	191
Consumer Discretionary	73	218	0	291
Consumer Staples	0	1,211	0	1,211
Financials	0	1,700	0	1,700
Health Care	0	1,232	0	1,232
Industrials	0	903	0	903
Information Technology	0	108	0	108
Materials	0	1,576	0	1,576
Real Estate	0	188	0	188
Utilities	0	50	0	50
United Kingdom
Communication Services	0	967	0	967
Consumer Discretionary	39	941	0	980
Consumer Staples	58	2,765	0	2,823
Energy	0	2,461	0	2,461

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financials	$19	$934	$0	$953
Health Care	0	2,189	0	2,189
Industrials	41	1,842	0	1,883
Information Technology	0	111	0	111
Materials	0	1,303	0	1,303
Real Estate	19	22	0	41
Utilities	0	884	0	884
United States
Consumer Discretionary	0	10	0	10
Preferred Stocks
Germany
Industrials	0	876	0	876
Real Estate Investment Trusts
Australia
Real Estate	0	87	0	87
Belgium
Real Estate	0	80	0	80
Canada
Real Estate	98	0	0	98
France
Real Estate	0	86	0	86
Hong Kong
Real Estate	0	92	0	92
Japan
Real Estate	0	955	0	955
Singapore
Real Estate	0	144	0	144
Spain
Real Estate	0	14	0	14
United Kingdom
Real Estate	16	155	0	171
Short-Term Instruments
Repurchase Agreements	0	320	0	320

Total Investments	$8,834	$98,645	$0	$107,479

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

COMMON STOCKS 97.1%

IRELAND 0.1%

INFORMATION TECHNOLOGY 0.1%

Accenture PLC ‘A’	523	$139

Total Ireland		139

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	371	82

Total Switzerland		82

UNITED KINGDOM 0.5%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	7,138	139

CONSUMER STAPLES 0.0%

Nomad Foods Ltd. (a)	26	0

ENERGY 0.0%

TechnipFMC PLC (a)	3,600	44

FINANCIALS 0.1%

Willis Towers Watson PLC	447	109

INDUSTRIALS 0.1%

Nvent Electric PLC	293	11

Pentair PLC	1,198	54

		65

MATERIALS 0.2%

Amcor PLC	4,300	51

Linde PLC	461	151

		202

Total United Kingdom		559

UNITED STATES 96.4%

COMMUNICATION SERVICES 4.8%

Activision Blizzard, Inc.	1,790	137

AMC Entertainment Holdings, Inc. ‘A’ (a)	1,480	6

AMC Networks, Inc. ‘A’ (a)	683	11

AT&T, Inc.	122,899	2,263

Cable One, Inc.	12	9

Charter Communications, Inc. ‘A’ (a)	447	152

Cinemark Holdings, Inc. (a)	1,319	11

Comcast Corp. ‘A’	16,438	575

Electronic Arts, Inc.	1,291	158

Fox Corp. ‘A’	1,931	59

Interpublic Group of Cos., Inc.	2,134	71

John Wiley & Sons, Inc. ‘A’	354	14

Liberty Broadband Corp. ‘C’ (a)	218	17

Liberty Media Corp.-Liberty Formula One ‘C’ (a)	387	23

Liberty Media Corp.-Liberty SiriusXM ‘C’ (a)	3,327	130

Lumen Technologies, Inc.	23,896	125

New York Times Co. ‘A’	333	11

News Corp. ‘A’	3,378	61

Nexstar Media Group, Inc. ‘A’	285	50

	SHARES	MARKET VALUE (000S)

Omnicom Group, Inc.	1,642	$134

Paramount Global	5,409	91

Pinterest, Inc. ‘A’ (a)	1,373	33

Scholastic Corp.	260	10

T-Mobile U.S., Inc. (a)	1,635	229

Take-Two Interactive Software, Inc. (a)	238	25

TEGNA, Inc.	3,027	64

Telephone & Data Systems, Inc.	1,641	17

TripAdvisor, Inc. (a)	634	11

Verizon Communications, Inc.	23,188	914

Walt Disney Co. (a)	1,346	117

Yelp, Inc. (a)	524	14

Zillow Group, Inc. ‘C’ (a)	544	17

		5,559

CONSUMER DISCRETIONARY 10.0%

Abercrombie & Fitch Co. ‘A’ (a)	1,098	25

Academy Sports & Outdoors, Inc.	641	34

Adient PLC (a)	2,227	77

Adtalem Global Education, Inc. (a)	763	27

Advance Auto Parts, Inc.	101	15

American Axle & Manufacturing Holdings, Inc. (a)	2,121	17

American Eagle Outfitters, Inc.	3,906	55

Aramark	580	24

Asbury Automotive Group, Inc. (a)	448	80

AutoNation, Inc. (a)	1,032	111

AutoZone, Inc. (a)	125	308

Bath & Body Works, Inc.	607	26

Bed Bath & Beyond, Inc. (a)	6,886	17

Best Buy Co., Inc.	3,232	259

Bloomin’ Brands, Inc.	683	14

Booking Holdings, Inc. (a)	93	187

BorgWarner, Inc.	1,600	64

Bright Horizons Family Solutions, Inc. (a)	110	7

Brunswick Corp.	580	42

Buckle, Inc.	663	30

Carnival Corp. (a)	6,685	54

Carter’s, Inc.	1,152	86

Cheesecake Factory, Inc.	845	27

Chipotle Mexican Grill, Inc. (a)	47	65

Churchill Downs, Inc.	140	30

Cracker Barrel Old Country Store, Inc.	413	39

Dana, Inc.	3,584	54

Darden Restaurants, Inc.	226	31

Dave & Buster’s Entertainment, Inc. (a)	370	13

Deckers Outdoor Corp. (a)	120	48

Designer Brands, Inc. ’A’	1,902	19

Dick’s Sporting Goods, Inc.	1,141	137

Dillard’s, Inc. ‘A’	81	26

Dollar General Corp.	1,361	335

Dollar Tree, Inc. (a)	1,136	161

Domino’s Pizza, Inc.	336	116

Dorman Products, Inc. (a)	180	15

eBay, Inc.	6,001	249

Foot Locker, Inc.	2,940	111

Ford Motor Co.	82,035	954

G-III Apparel Group Ltd. (a)	1,427	20

Gap, Inc.	7,773	88

General Motors Co.	25,059	843

Genesco, Inc. (a)	249	11

	SHARES	MARKET VALUE (000S)

Gentex Corp.	1,446	$39

Genuine Parts Co.	390	68

Goodyear Tire & Rubber Co. (a)	10,456	106

Graham Holdings Co. ‘B’	32	19

Grand Canyon Education, Inc. (a)	212	22

Group 1 Automotive, Inc.	294	53

Guess?, Inc.	513	11

H&R Block, Inc.	3,575	131

Hanesbrands, Inc.	2,647	17

Harley-Davidson, Inc.	851	35

Hasbro, Inc.	141	9

Hilton Grand Vacations, Inc. (a)	450	17

Hilton Worldwide Holdings, Inc.	383	48

Home Depot, Inc.	1,182	373

International Game Technology PLC	1,076	24

Jack in the Box, Inc.	656	45

Kohl’s Corp.	5,178	131

Kontoor Brands, Inc.	550	22

La-Z-Boy, Inc.	697	16

Las Vegas Sands Corp. (a)	1,393	67

Lear Corp.	710	88

Leggett & Platt, Inc.	1,516	49

Light & Wonder, Inc. ‘A’ (a)	236	14

Lithia Motors, Inc.	80	16

LKQ Corp.	397	21

Lowe’s Cos., Inc.	1,237	246

Macy’s, Inc.	6,550	135

Marriott International, Inc. ‘A’	586	87

Marriott Vacations Worldwide Corp.	149	20

McDonald’s Corp.	3,559	938

MDC Holdings, Inc.	404	13

Meritage Homes Corp. (a)	330	30

MGM Resorts International	533	18

Murphy USA, Inc.	786	220

Newell Brands, Inc.	688	9

NIKE, Inc. ‘B’	505	59

Nordstrom, Inc.	2,753	44

Norwegian Cruise Line Holdings Ltd. (a)	1,089	13

O’Reilly Automotive, Inc. (a)	405	342

ODP Corp. (a)	977	45

Penn Entertainment, Inc. (a)	512	15

Penske Automotive Group, Inc.	674	77

Polaris, Inc.	191	19

Pool Corp.	222	67

PulteGroup, Inc.	2,319	106

PVH Corp.	449	32

Qurate Retail, Inc. (a)	14,364	23

Ralph Lauren Corp.	610	64

Ross Stores, Inc.	355	41

Royal Caribbean Cruises Ltd. (a)	268	13

Sally Beauty Holdings, Inc. (a)	3,030	38

Service Corp. International	1,267	88

Signet Jewelers Ltd.	827	56

Sonic Automotive, Inc. ‘A’	275	14

Steven Madden Ltd.	475	15

Strategic Education, Inc.	146	11

Target Corp.	5,596	834

Taylor Morrison Home Corp. ‘A’ (a)	1,947	59

Tempur Sealy International, Inc.	1,268	44

Texas Roadhouse, Inc.	332	30

Thor Industries, Inc.	609	46

TJX Cos., Inc.	1,051	84

Toll Brothers, Inc.	1,393	70

Tractor Supply Co.	412	93

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Tri Pointe Homes, Inc. (a)	2,001	$37

Ulta Beauty, Inc. (a)	289	136

Urban Outfitters, Inc. (a)	1,324	32

Vail Resorts, Inc.	244	58

VF Corp.	343	10

Vista Outdoor, Inc. (a)	274	7

Visteon Corp. (a)	505	66

Wendy’s Co.	3,665	83

Whirlpool Corp.	940	133

Williams-Sonoma, Inc.	928	107

Wyndham Hotels & Resorts, Inc.	449	32

Wynn Resorts Ltd. (a)	282	23

Yum! Brands, Inc.	1,762	226

		11,500

CONSUMER STAPLES 14.5%

Altria Group, Inc.	17,298	791

Andersons, Inc.	425	15

Archer-Daniels-Midland Co.	6,930	643

B&G Foods, Inc.	801	9

Boston Beer Co., Inc. ‘A’ (a)	37	12

Brown-Forman Corp. ‘B’	1,856	122

Bunge Ltd.	3,368	336

Cal-Maine Foods, Inc.	917	50

Campbell Soup Co.	1,126	64

Casey’s General Stores, Inc.	527	118

Central Garden & Pet Co. ‘A’ (a)	301	11

Church & Dwight Co., Inc.	980	79

Clorox Co.	620	87

Coca-Cola Co.	19,905	1,266

Colgate-Palmolive Co.	4,460	351

Conagra Brands, Inc.	2,695	104

Constellation Brands, Inc. ‘A’	665	154

Costco Wholesale Corp.	1,388	634

Darling Ingredients, Inc. (a)	390	24

Edgewell Personal Care Co.	1,080	42

Estee Lauder Cos., Inc. ‘A’	109	27

Flowers Foods, Inc.	2,403	69

General Mills, Inc.	3,820	320

Hain Celestial Group, Inc. (a)	412	7

Herbalife Nutrition Ltd. (a)	549	8

Hershey Co.	535	124

Hormel Foods Corp.	1,518	69

Ingles Markets, Inc. ‘A’	200	19

Ingredion, Inc.	888	87

J & J Snack Foods Corp.	132	20

J M Smucker Co.	905	143

Kellogg Co.	1,883	134

Keurig Dr Pepper, Inc.	3,879	138

Kimberly-Clark Corp.	1,984	269

Kraft Heinz Co.	9,599	391

Kroger Co.	14,450	644

Lamb Weston Holdings, Inc.	1,073	96

Lancaster Colony Corp.	222	44

McCormick & Co., Inc.	1,429	118

Molson Coors Beverage Co. ‘B’	3,523	181

Mondelez International, Inc. ‘A’	7,585	506

Monster Beverage Corp. (a)	697	71

National Beverage Corp. (a)	183	9

Nu Skin Enterprises, Inc. ‘A’	1,137	48

PepsiCo, Inc.	7,654	1,383

Performance Food Group Co. (a)	1,334	78

Philip Morris International, Inc.	9,842	996

Post Holdings, Inc. (a)	801	72

	SHARES	MARKET VALUE (000S)

PriceSmart, Inc.	182	$11

Procter & Gamble Co.	11,868	1,799

SpartanNash Co.	540	16

Sprouts Farmers Market, Inc. (a)	3,698	120

Sysco Corp.	1,580	121

TreeHouse Foods, Inc. (a)	703	35

Tyson Foods, Inc. ‘A’	4,701	293

U.S. Foods Holding Corp. (a)	2,961	101

United Natural Foods, Inc. (a)	1,080	42

Universal Corp.	203	11

Vector Group Ltd.	1,837	22

Walgreens Boots Alliance, Inc.	22,297	833

Walmart, Inc.	16,437	2,331

Weis Markets, Inc.	139	11

		16,729

ENERGY 12.7%

Antero Resources Corp. (a)	4,668	145

APA Corp.	994	46

Arch Resources, Inc.	66	9

Archrock, Inc.	1,561	14

Baker Hughes Co.	12,588	372

ChampionX Corp. (a)	548	16

Cheniere Energy, Inc.	505	76

Chevron Corp.	14,919	2,678

CNX Resources Corp. (a)	2,782	47

ConocoPhillips	7,593	896

Coterra Energy, Inc.	3,201	79

CVR Energy, Inc.	628	20

Delek U.S. Holdings, Inc.	2,702	73

Devon Energy Corp.	4,553	280

Diamondback Energy, Inc.	394	54

Dril-Quip, Inc. (a)	400	11

DT Midstream, Inc.	170	9

EOG Resources, Inc.	608	79

EQT Corp.	899	30

Equitrans Midstream Corp.	1,510	10

Exxon Mobil Corp.	27,157	2,995

Halliburton Co.	1,354	53

Helmerich & Payne, Inc.	1,767	88

Hess Corp.	1,239	176

Kinder Morgan, Inc.	7,401	134

Kosmos Energy Ltd. (a)	2,118	13

Marathon Oil Corp.	16,474	446

Marathon Petroleum Corp.	10,479	1,220

Matador Resources Co.	192	11

Murphy Oil Corp.	2,730	117

Nabors Industries Ltd. (a)	84	13

NOV, Inc.	8,452	177

Occidental Petroleum Corp.	8,977	565

Oceaneering International, Inc. (a)	2,115	37

ONEOK, Inc.	650	43

Ovintiv, Inc.	735	37

Patterson-UTI Energy, Inc.	5,671	95

PBF Energy, Inc. ‘A’	4,626	189

PDC Energy, Inc.	172	11

Peabody Energy Corp. (a)	1,837	48

Permian Resources Corp.	3,423	32

Phillips 66	9,057	943

Pioneer Natural Resources Co.	246	56

Range Resources Corp.	2,161	54

Schlumberger Ltd.	6,376	341

SM Energy Co.	2,546	89

Targa Resources Corp.	1,422	104

	SHARES	MARKET VALUE (000S)

Transocean Ltd. (a)	19,865	$91

Valero Energy Corp.	10,966	1,391

Williams Cos., Inc.	1,128	37

World Fuel Services Corp.	1,248	34

		14,584

FINANCIALS 11.4%

Affiliated Managers Group, Inc.	327	52

Aflac, Inc.	1,832	132

Allstate Corp.	4,670	633

Ally Financial, Inc.	6,121	150

American Equity Investment Life Holding Co.	899	41

American Express Co.	613	91

American Financial Group, Inc.	124	17

American International Group, Inc.	11,888	752

Ameriprise Financial, Inc.	79	25

Aon PLC ‘A’	657	197

Ares Management Corp.	581	40

Arthur J Gallagher & Co.	728	137

Artisan Partners Asset Management, Inc. ‘A’	350	10

Assurant, Inc.	93	12

Bank of New York Mellon Corp.	5,582	254

Bank OZK	291	12

Berkshire Hathaway, Inc. ‘B’ (a)	1,882	581

Blackstone, Inc.	534	40

Brighthouse Financial, Inc. (a)	1,503	77

Brightsphere Investment Group, Inc.	611	13

Brown & Brown, Inc.	1,142	65

Cadence Bank	552	14

Capital One Financial Corp.	5,625	523

Capitol Federal Financial, Inc.	932	8

Charles Schwab Corp.	1,573	131

Cincinnati Financial Corp.	111	11

Citigroup, Inc.	34,911	1,579

Citizens Financial Group, Inc.	629	25

CME Group, Inc.	864	145

CNO Financial Group, Inc.	2,031	46

Commerce Bancshares, Inc.	201	14

Cullen/Frost Bankers, Inc.	99	13

Discover Financial Services	1,644	161

East West Bancorp, Inc.	244	16

Equitable Holdings, Inc.	716	21

Erie Indemnity Co. ‘A’	121	30

Evercore, Inc. ‘A’	344	37

FactSet Research Systems, Inc.	184	74

Federated Hermes, Inc. ‘B’	808	29

First American Financial Corp.	1,030	54

First Citizens BancShares, Inc. ‘A’	34	26

First Horizon Corp.	1,053	26

FNB Corp.	928	12

Franklin Resources, Inc.	4,630	122

Genworth Financial, Inc. ‘A’ (a)	8,372	44

Glacier Bancorp, Inc.	220	11

Globe Life, Inc.	112	13

Goldman Sachs Group, Inc.	1,244	427

Hanover Insurance Group, Inc.	327	44

Hartford Financial Services Group, Inc.	263	20

Home BancShares, Inc.	517	12

Houlihan Lokey, Inc.	463	40

Huntington Bancshares, Inc.	1,138	16

Interactive Brokers Group, Inc. ‘A’	338	24

Intercontinental Exchange, Inc.	1,452	149

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Invesco Ltd.	6,888	$124

Jackson Financial, Inc.	397	14

Jefferies Financial Group, Inc.	966	33

Kemper Corp.	224	11

Lincoln National Corp.	3,358	103

Loews Corp.	1,969	115

LPL Financial Holdings, Inc.	801	173

M&T Bank Corp.	285	41

Markel Corp. (a)	20	26

MarketAxess Holdings, Inc.	53	15

Marsh & McLennan Cos., Inc.	1,925	319

Mercury General Corp.	353	12

MetLife, Inc.	4,611	334

MGIC Investment Corp.	1,112	14

Moelis & Co. ‘A’	248	9

Moody’s Corp.	32	9

Morgan Stanley	1,417	120

Morningstar, Inc.	115	25

MSCI, Inc.	98	46

Nasdaq, Inc.	1,095	67

Navient Corp.	4,164	68

Nelnet, Inc. ‘A’	113	10

New York Community Bancorp, Inc.	3,710	32

OneMain Holdings, Inc.	1,163	39

PacWest Bancorp	731	17

Primerica, Inc.	158	22

Principal Financial Group, Inc.	411	34

ProAssurance Corp.	553	10

Progressive Corp.	2,774	360

Prosperity Bancshares, Inc.	153	11

Prudential Financial, Inc.	4,984	496

Raymond James Financial, Inc.	302	32

Regions Financial Corp.	1,070	23

Reinsurance Group of America, Inc.	118	17

RLI Corp.	208	27

S&P Global, Inc.	110	37

SEI Investments Co.	1,193	70

Selective Insurance Group, Inc.	133	12

SLM Corp.	2,735	45

South State Corp.	141	11

State Street Corp.	388	30

Stewart Information Services Corp.	396	17

Stifel Financial Corp.	176	10

Synchrony Financial	5,945	195

Synovus Financial Corp.	284	11

T Rowe Price Group, Inc.	381	42

Travelers Cos., Inc.	3,164	593

United Bankshares, Inc.	310	13

Unum Group	4,141	170

Valley National Bancorp	965	11

Virtu Financial, Inc. ‘A’	1,290	26

Voya Financial, Inc.	370	23

Washington Federal, Inc.	374	13

Webster Financial Corp.	465	22

Wells Fargo & Co.	38,870	1,605

White Mountains Insurance Group Ltd.	23	33

Wintrust Financial Corp.	129	11

WR Berkley Corp.	324	23

		13,079

HEALTH CARE 17.9%

AbbVie, Inc.	5,460	882

Acadia Healthcare Co., Inc. (a)	180	15

	SHARES	MARKET VALUE (000S)

Agilent Technologies, Inc.	321	$48

Alnylam Pharmaceuticals, Inc. (a)	303	72

AmerisourceBergen Corp.	550	91

Amgen, Inc.	3,907	1,026

AMN Healthcare Services, Inc. (a)	287	30

Baxter International, Inc.	2,434	124

Becton Dickinson & Co.	1,126	286

Bio-Rad Laboratories, Inc. ‘A’ (a)	53	22

Biogen, Inc. (a)	420	116

BioMarin Pharmaceutical, Inc. (a)	474	49

Boston Scientific Corp. (a)	1,826	84

Bristol-Myers Squibb Co.	12,352	889

Brookdale Senior Living, Inc. (a)	2,240	6

Bruker Corp.	237	16

Cardinal Health, Inc.	8,590	660

Centene Corp. (a)	685	56

Chemed Corp.	118	60

Cigna Corp.	354	117

Cooper Cos., Inc.	143	47

CVS Health Corp.	16,008	1,492

Danaher Corp.	912	242

DaVita, Inc. (a)	1,850	138

Dentsply Sirona, Inc.	1,212	39

Elevance Health, Inc.	1,143	586

Eli Lilly & Co.	2,992	1,095

Encompass Health Corp.	1,228	73

Envista Holdings Corp. (a)	282	9

Exelixis, Inc. (a)	554	9

Gilead Sciences, Inc.	21,970	1,886

Globus Medical, Inc. ‘A’ (a)	357	27

Haemonetics Corp. (a)	324	25

HCA Healthcare, Inc.	303	73

Henry Schein, Inc. (a)	964	77

Hologic, Inc. (a)	2,271	170

Humana, Inc.	381	195

ICU Medical, Inc. (a)	146	23

IDEXX Laboratories, Inc. (a)	29	12

Incyte Corp. (a)	869	70

Ionis Pharmaceuticals, Inc. (a)	260	10

Johnson & Johnson	13,016	2,299

Laboratory Corp. of America Holdings	171	40

LHC Group, Inc. (a)	122	20

Masimo Corp. (a)	201	30

McKesson Corp.	2,490	934

Merck & Co., Inc.	19,553	2,169

Mettler-Toledo International, Inc. (a)	71	103

Moderna, Inc. (a)	82	15

Molina Healthcare, Inc. (a)	393	130

Myriad Genetics, Inc. (a)	836	12

Organon & Co.	6,159	172

Owens & Minor, Inc. (a)	1,586	31

Patterson Cos., Inc.	1,803	51

Pediatrix Medical Group, Inc. (a)	1,143	17

Pfizer, Inc.	31,685	1,624

Premier, Inc. ‘A’	828	29

Quest Diagnostics, Inc.	901	141

Regeneron Pharmaceuticals, Inc. (a)	282	203

ResMed, Inc.	445	93

Royalty Pharma PLC ‘A’	1,521	60

Sarepta Therapeutics, Inc. (a)	240	31

Seagen, Inc. (a)	326	42

Select Medical Holdings Corp.	435	11

STERIS PLC	341	63

Stryker Corp.	336	82

	SHARES	MARKET VALUE (000S)

Teleflex, Inc.	78	$19

Tenet Healthcare Corp. (a)	2,204	108

United Therapeutics Corp. (a)	811	226

UnitedHealth Group, Inc.	999	530

Universal Health Services, Inc. ‘B’	545	77

Vertex Pharmaceuticals, Inc. (a)	314	91

Viatris, Inc.	13,977	156

Waters Corp. (a)	109	37

West Pharmaceutical Services, Inc.	77	18

Zimmer Biomet Holdings, Inc.	222	28

Zoetis, Inc.	147	22

		20,661

INDUSTRIALS 9.9%

3M Co.	1,804	216

A O Smith Corp.	763	44

AAR Corp. (a)	394	18

ABM Industries, Inc.	911	40

Acuity Brands, Inc.	259	43

AECOM	946	80

Aerojet Rocketdyne Holdings, Inc. (a)	784	44

AGCO Corp.	707	98

Allison Transmission Holdings, Inc.	2,017	84

American Airlines Group, Inc. (a)	8,557	109

AMETEK, Inc.	170	24

Apogee Enterprises, Inc.	294	13

Applied Industrial Technologies, Inc.	110	14

Arcosa, Inc.	294	16

Armstrong World Industries, Inc.	150	10

Atlas Air Worldwide Holdings, Inc. (a)	446	45

Avis Budget Group, Inc. (a)	2,175	357

Boeing Co. (a)	652	124

Boise Cascade Co.	555	38

Booz Allen Hamilton Holding Corp.	1,733	181

BWX Technologies, Inc.	816	47

CACI International, Inc. ‘A’ (a)	246	74

Carlisle Cos., Inc.	85	20

Carrier Global Corp.	831	34

Caterpillar, Inc.	1,027	246

CH Robinson Worldwide, Inc.	1,422	130

Cintas Corp.	159	72

Clean Harbors, Inc. (a)	217	25

Comfort Systems USA, Inc.	108	12

Copart, Inc. (a)	1,267	77

CoreCivic, Inc. (a)	2,794	32

CoStar Group, Inc. (a)	1,032	80

CSX Corp.	4,951	153

Cummins, Inc.	448	109

Curtiss-Wright Corp.	331	55

Deere & Co.	285	122

Deluxe Corp.	417	7

Donaldson Co., Inc.	778	46

Dun & Bradstreet Holdings, Inc.	886	11

Dycom Industries, Inc. (a)	112	11

Eaton Corp. PLC	410	64

EMCOR Group, Inc.	100	15

Emerson Electric Co.	1,417	136

Encore Wire Corp.	267	37

Equifax, Inc.	310	60

Expeditors International of Washington, Inc.	866	90

Fastenal Co.	800	38

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Fluor Corp. (a)	4,426	$153

Fortive Corp.	433	28

Franklin Electric Co., Inc.	132	11

FTI Consulting, Inc. (a)	558	89

GATX Corp.	325	35

Generac Holdings, Inc. (a)	215	22

General Dynamics Corp.	294	73

General Electric Co.	7,743	649

GMS, Inc. (a)	284	14

Graco, Inc.	379	26

Granite Construction, Inc.	617	22

Greenbrier Cos., Inc.	996	33

Hawaiian Holdings, Inc. (a)	1,401	14

Healthcare Services Group, Inc.	1,130	14

HEICO Corp.	176	27

Hexcel Corp.	991	58

Hillenbrand, Inc.	283	12

HNI Corp.	381	11

Honeywell International, Inc.	673	144

Howmet Aerospace, Inc.	1,352	53

Hub Group, Inc. ‘A’ (a)	336	27

Hubbell, Inc.	209	49

Huntington Ingalls Industries, Inc.	96	22

IDEX Corp.	340	78

Illinois Tool Works, Inc.	701	154

Insperity, Inc.	174	20

ITT, Inc.	399	32

JB Hunt Transport Services, Inc.	211	37

JetBlue Airways Corp. (a)	4,922	32

KAR Auction Services, Inc. (a)	2,186	29

KBR, Inc.	1,367	72

Knight-Swift Transportation Holdings, Inc.	1,626	85

L3Harris Technologies, Inc.	1,142	238

Landstar System, Inc.	433	71

Leidos Holdings, Inc.	838	88

Lennox International, Inc.	299	72

Lincoln Electric Holdings, Inc.	466	67

Lockheed Martin Corp.	1,611	784

ManpowerGroup, Inc.	959	80

Masco Corp.	517	24

MasTec, Inc. (a)	151	13

MDU Resources Group, Inc.	2,360	72

MillerKnoll, Inc.	463	10

Moog, Inc. ‘A’	252	22

MSA Safety, Inc.	222	32

MSC Industrial Direct Co., Inc. ‘A’	686	56

Mueller Industries, Inc.	743	44

Nordson Corp.	198	47

Norfolk Southern Corp.	249	61

Northrop Grumman Corp.	936	511

NOW, Inc. (a)	1,427	18

Oshkosh Corp.	646	57

Otis Worldwide Corp.	810	63

Owens Corning	579	49

PACCAR, Inc.	511	51

Parker-Hannifin Corp.	157	46

Parsons Corp. (a)	250	12

Pitney Bowes, Inc.	2,353	9

Primoris Services Corp.	452	10

Quanta Services, Inc.	969	138

Raytheon Technologies Corp.	1,597	161

Republic Services, Inc.	964	124

Resideo Technologies, Inc. (a)	1,290	21

Robert Half International, Inc.	448	33

	SHARES	MARKET VALUE (000S)

Rollins, Inc.	1,682	$61

Rush Enterprises, Inc. ‘A’	486	25

Ryder System, Inc.	1,002	84

Schneider National, Inc. ‘B’	714	17

SkyWest, Inc. (a)	449	7

Snap-on, Inc.	142	32

Spirit AeroSystems Holdings, Inc. ‘A’	2,060	61

Steelcase, Inc. ‘A’	1,274	9

Stericycle, Inc. (a)	638	32

Terex Corp.	1,528	65

Tetra Tech, Inc.	92	13

Textron, Inc.	346	25

Timken Co.	713	50

Toro Co.	1,147	130

TransDigm Group, Inc.	79	50

Trinity Industries, Inc.	1,195	35

U-Haul Holding Co.	665	38

Uber Technologies, Inc. (a)	1,652	41

UFP Industries, Inc.	532	42

UniFirst Corp.	157	30

Union Pacific Corp.	1,764	365

United Airlines Holdings, Inc. (a)	932	35

United Parcel Service, Inc. ‘B’	2,957	514

United Rentals, Inc. (a)	82	29

Univar Solutions, Inc. (a)	584	19

Valmont Industries, Inc.	39	13

Verisk Analytics, Inc.	810	143

Wabtec Corp.	310	31

Waste Connections, Inc.	877	116

Waste Management, Inc.	1,697	266

Watsco, Inc.	427	107

Werner Enterprises, Inc.	1,203	48

WESCO International, Inc. (a)	1,040	130

Woodward, Inc.	124	12

WW Grainger, Inc.	124	69

Xylem, Inc.	434	48

		11,402

INFORMATION TECHNOLOGY 9.4%

Akamai Technologies, Inc. (a)	475	40

Amdocs Ltd.	1,100	100

Amkor Technology, Inc.	1,161	28

Amphenol Corp. ‘A’	644	49

Analog Devices, Inc.	455	75

Ansys, Inc. (a)	126	30

Apple, Inc.	3,553	462

Applied Materials, Inc.	1,090	106

Arista Networks, Inc. (a)	567	69

Arrow Electronics, Inc. (a)	1,274	133

Autodesk, Inc. (a)	684	128

Automatic Data Processing, Inc.	892	213

Avnet, Inc.	2,212	92

Belden, Inc.	498	36

Black Knight, Inc. (a)	508	31

Bread Financial Holdings, Inc.	1,747	66

Broadcom, Inc.	233	130

Broadridge Financial Solutions, Inc.	787	106

Cadence Design Systems, Inc. (a)	332	53

CDW Corp.	251	45

Cirrus Logic, Inc. (a)	292	22

Cisco Systems, Inc.	10,279	490

CommScope Holding Co., Inc. (a)	1,547	11

Corning, Inc.	11,496	367

	SHARES	MARKET VALUE (000S)

CSG Systems International, Inc.	290	$17

Dell Technologies, Inc. ‘C’	68	3

Dolby Laboratories, Inc. ‘A’	252	18

Dropbox, Inc. (a)	584	13

DXC Technology Co. (a)	2,840	75

Fair Isaac Corp. (a)	121	72

First Solar, Inc. (a)	263	39

Fiserv, Inc. (a)	683	69

FleetCor Technologies, Inc. (a)	133	24

Flex Ltd. (a)	3,302	71

Fortinet, Inc. (a)	804	39

Gartner, Inc. (a)	255	86

Gen Digital, Inc.	5,022	108

Genpact Ltd.	1,204	56

Global Payments, Inc.	274	27

GoDaddy, Inc. ‘A’ (a)	282	21

Hewlett Packard Enterprise Co.	32,459	518

HP, Inc.	3,846	103

Insight Enterprises, Inc. (a)	239	24

International Business Machines Corp.	12,859	1,812

Intuit, Inc.	60	23

Jabil, Inc.	1,896	129

Jack Henry & Associates, Inc.	680	119

Juniper Networks, Inc.	8,990	287

KLA Corp.	287	108

Kyndryl Holdings, Inc. (a)	6,370	71

Lam Research Corp.	118	50

Manhattan Associates, Inc. (a)	109	13

Mastercard, Inc. ‘A’	1,294	450

MAXIMUS, Inc.	756	55

Microchip Technology, Inc.	586	41

Motorola Solutions, Inc.	359	93

National Instruments Corp.	656	24

NCR Corp. (a)	1,251	29

NetApp, Inc.	395	24

NetScout Systems, Inc. (a)	1,147	37

ON Semiconductor Corp. (a)	699	44

Oracle Corp.	11,814	966

OSI Systems, Inc. (a)	142	11

Palo Alto Networks, Inc. (a)	730	102

Paychex, Inc.	1,129	131

Plexus Corp. (a)	217	22

PTC, Inc. (a)	250	30

Pure Storage, Inc. ‘A’ (a)	489	13

QUALCOMM, Inc.	1,838	202

Roper Technologies, Inc.	125	54

Sanmina Corp. (a)	719	41

Science Applications International Corp.	275	31

Seagate Technology Holdings PLC	565	30

Skyworks Solutions, Inc.	199	18

Splunk, Inc. (a)	424	37

Super Micro Computer, Inc. (a)	432	35

Synaptics, Inc. (a)	246	23

Synopsys, Inc. (a)	217	69

Teledyne Technologies, Inc. (a)	169	68

Teradata Corp. (a)	658	22

Teradyne, Inc.	563	49

Texas Instruments, Inc.	1,941	321

TTM Technologies, Inc. (a)	748	11

Tyler Technologies, Inc. (a)	34	11

VeriSign, Inc. (a)	102	21

Visa, Inc. ‘A’	2,609	542

Vishay Intertechnology, Inc.	2,774	60

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

VMware, Inc. ‘A’ (a)	217	$27

Western Digital Corp. (a)	2,760	87

Western Union Co.	1,693	23

WEX, Inc. (a)	104	17

Wolfspeed, Inc. (a)	239	17

Xerox Holdings Corp.	3,270	48

		10,813

MATERIALS 3.7%

Air Products & Chemicals, Inc.	244	75

Albemarle Corp.	293	64

Alcoa Corp.	3,104	141

AptarGroup, Inc.	536	59

Arconic Corp. (a)	1,502	32

Ashland, Inc.	88	9

ATI, Inc. (a)	636	19

Avery Dennison Corp.	359	65

Axalta Coating Systems Ltd. (a)	1,258	32

Ball Corp.	902	46

Berry Global Group, Inc.	1,005	61

Cabot Corp.	673	45

Carpenter Technology Corp.	514	19

Celanese Corp.	211	22

CF Industries Holdings, Inc.	336	29

Chemours Co.	1,224	38

Commercial Metals Co.	1,674	81

Compass Minerals International, Inc.	272	11

Corteva, Inc.	1,308	77

Crown Holdings, Inc.	865	71

Dow, Inc.	634	32

DuPont de Nemours, Inc.	5,487	377

Eastman Chemical Co.	308	25

Ecolab, Inc.	199	29

FMC Corp.	216	27

Freeport-McMoRan, Inc.	1,405	53

Graphic Packaging Holding Co.	5,554	124

Greif, Inc. ‘A’	414	28

Huntsman Corp.	298	8

Innospec, Inc.	141	15

International Flavors & Fragrances, Inc.	510	53

International Paper Co.	1,194	41

Kaiser Aluminum Corp.	144	11

Louisiana-Pacific Corp.	796	47

LyondellBasell Industries NV ‘A’	4,159	345

Mosaic Co.	10,116	444

NewMarket Corp.	51	16

Newmont Corp.	1,850	87

Nucor Corp.	1,410	186

O-I Glass, Inc. (a)	3,262	54

Olin Corp.	1,862	99

Packaging Corp. of America	120	15

PPG Industries, Inc.	345	43

Reliance Steel & Aluminum Co.	872	177

Royal Gold, Inc.	326	37

RPM International, Inc.	1,425	139

Scotts Miracle-Gro Co.	332	16

Sealed Air Corp.	2,110	105

Sensient Technologies Corp.	308	22

Sherwin-Williams Co.	333	79

Silgan Holdings, Inc.	1,041	54

Sonoco Products Co.	1,288	78

Steel Dynamics, Inc.	834	82

Stepan Co.	117	12

	SHARES	MARKET VALUE (000S)

Sylvamo Corp.	927	$45

United States Steel Corp.	2,423	61

Warrior Met Coal, Inc.	1,716	59

WestRock Co.	5,038	177

Worthington Industries, Inc.	250	12

		4,310

REAL ESTATE 0.0%

Anywhere Real Estate, Inc. (a)	2,483	16

DigitalBridge Group, Inc.	2,223	24

		40

UTILITIES 2.1%

AES Corp.	3,345	96

Alliant Energy Corp.	374	21

Ameren Corp.	417	37

American Electric Power Co., Inc.	1,184	112

Atmos Energy Corp.	240	27

Avista Corp.	949	42

CenterPoint Energy, Inc.	1,023	31

Clearway Energy, Inc. ‘C’	820	26

CMS Energy Corp.	471	30

Consolidated Edison, Inc.	428	41

Dominion Energy, Inc.	1,536	94

DTE Energy Co.	275	32

Duke Energy Corp.	782	81

Edison International	621	40

Entergy Corp.	702	79

Essential Utilities, Inc.	398	19

Evergy, Inc.	815	51

Eversource Energy	409	34

Exelon Corp.	12,506	541

FirstEnergy Corp.	931	39

Hawaiian Electric Industries, Inc.	611	26

IDACORP, Inc.	88	10

National Fuel Gas Co.	854	54

NextEra Energy, Inc.	2,127	178

NiSource, Inc.	661	18

NRG Energy, Inc.	712	23

OGE Energy Corp.	353	14

Ormat Technologies, Inc.	217	19

PG&E Corp. (a)	2,182	35

Pinnacle West Capital Corp.	150	11

PNM Resources, Inc.	238	12

PPL Corp.	1,155	34

Public Service Enterprise Group, Inc.	1,794	110

Sempra Energy	410	63

Southern Co.	1,124	80

Southwest Gas Holdings, Inc.	215	13

Vistra Corp.	6,784	157

WEC Energy Group, Inc.	367	34

Xcel Energy, Inc.	637	45

		2,409

Total United States		111,086

Total Common Stocks (Cost $99,057)		111,866

REAL ESTATE INVESTMENT TRUSTS 2.6%

UNITED STATES 2.6%

FINANCIALS 0.4%

AGNC Investment Corp.	4,427	46

Annaly Capital Mangaement, Inc.	2,510	53

	SHARES	MARKET VALUE (000S)

Apollo Commercial Real Estate Finance, Inc.	1,251	$13

Blackstone Mortgage Trust, Inc. ‘A’	1,729	36

Chimera Investment Corp.	6,301	35

Ladder Capital Corp. REIT	1,273	13

MFA Financial, Inc.	2,500	25

New York Mortgage Trust, Inc.	3,555	9

PennyMac Mortgage Investment Trust	3,449	43

Redwood Trust, Inc.	1,872	13

Rithm Capital Corp.	9,395	77

Starwood Property Trust, Inc.	3,053	56

Two Harbors Investment Corp.	1,866	29

		448

REAL ESTATE 2.2%

Agree Realty Corp.	129	9

Alexander & Baldwin, Inc.	688	13

American Homes 4 Rent ‘A’	1,180	36

American Tower Corp.	328	70

Americold Realty Trust, Inc.	1,288	36

Apple Hospitality REIT, Inc.	3,149	50

Brixmor Property Group, Inc.	523	12

Camden Property Trust	552	62

Corporate Office Properties Trust	1,221	32

Crown Castle, Inc.	696	94

CubeSmart	966	39

DiamondRock Hospitality Co.	1,763	14

Digital Realty Trust, Inc.	352	35

Douglas Emmett, Inc.	759	12

EastGroup Properties, Inc.	146	22

Elme Communities	730	13

Equinix, Inc.	133	87

Equity Commonwealth	851	21

Equity LifeStyle Properties, Inc.	600	39

Extra Space Storage, Inc.	436	64

First Industrial Realty Trust, Inc.	557	27

Gaming & Leisure Properties, Inc.	2,149	112

Healthcare Realty Trust, Inc.	2,212	43

Host Hotels & Resorts, Inc.	3,300	53

Invitation Homes, Inc.	2,521	75

Iron Mountain, Inc.	1,410	70

Kilroy Realty Corp.	735	28

Kimco Realty Corp.	2,699	57

Kite Realty Group Trust	708	15

Lamar Advertising Co. ‘A’	453	43

Life Storage, Inc.	404	40

LXP Industrial Trust	1,903	19

Macerich Co.	3,744	42

National Retail Properties, Inc.	306	14

Office Properties Income Trust	599	8

Omega Healthcare Investors, Inc.	825	23

Outfront Media, Inc.	1,003	17

Paramount Group, Inc.	3,495	21

Park Hotels & Resorts, Inc.	4,803	57

Physicians Realty Trust	1,397	20

Piedmont Office Realty Trust, Inc. ‘A’	1,417	13

Prologis, Inc.	476	54

Public Storage	415	116

Rayonier, Inc.	923	30

Realty Income Corp.	691	44

Regency Centers Corp.	855	53

RLJ Lodging Trust	2,958	31

Ryman Hospitality Properties, Inc.	259	21

SBA Communications Corp.	134	38

Service Properties Trust	3,597	26

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Simon Property Group, Inc.	452	$53

SITE Centers Corp.	1,760	24

SL Green Realty Corp.	251	9

Spirit Realty Capital, Inc.	238	10

STORE Capital Corp.	449	14

Sun Communities, Inc.	352	50

Sunstone Hotel Investors, Inc.	1,594	15

Tanger Factory Outlet Centers, Inc.	637	11

UDR, Inc.	1,432	55

Ventas, Inc.	400	18

Veris Residential, Inc. (a)	893	14

VICI Properties, Inc.	3,820	124

WP Carey, Inc.	1,433	112

Xenia Hotels & Resorts, Inc.	946	13

		2,492

Total Real Estate Investment Trusts (Cost $3,062)		2,940

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
$709

Total Short-Term Instruments (Cost $709)	709

Total Investments in Securities (Cost $102,828)	115,515

Total Investments 100.3% (Cost $102,828)	$115,515

Other Assets and Liabilities, net (0.3)%	(319)

Net Assets 100.0%	$115,196

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$709	U.S. Treasury Bills 0.000% due 12/28/2023	$(724)	$709	$709

Total Repurchase Agreements						$(724)	$709	$709

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$709	$0	$0	$709	$(724)	$(15)

Total Borrowings and Other Financing Transactions	$709	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$139	$0	$0	$139
Switzerland
Financials	82	0	0	82

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
United Kingdom
Communication Services	$139	$0	$0	$139
Energy	44	0	0	44
Financials	109	0	0	109
Industrials	65	0	0	65
Materials	202	0	0	202

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)	December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
United States
Communication Services	$5,559	$0	$0	$5,559
Consumer Discretionary	11,500	0	0	11,500
Consumer Staples	16,729	0	0	16,729
Energy	14,584	0	0	14,584
Financials	13,079	0	0	13,079
Health Care	20,661	0	0	20,661
Industrials	11,402	0	0	11,402
Information Technology	10,813	0	0	10,813
Materials	4,310	0	0	4,310
Real Estate	40	0	0	40
Utilities	2,409	0	0	2,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
United States
Financials	$448	$0	$0	$448
Real Estate	2,492	0	0	2,492
Short-Term Instruments
Repurchase Agreements	0	709	0	709

Total Investments	$114,806	$709	$0	$115,515

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI ESG U.S. ETF	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 98.2%

IRELAND 0.6%

INFORMATION TECHNOLOGY 0.6%

Accenture PLC ‘A’	609	$162

Total Ireland		162

UNITED KINGDOM 0.9%

COMMUNICATION SERVICES 0.2%

Liberty Global PLC ‘C’ (a)	1,839	36

MATERIALS 0.7%

Amcor PLC	1,850	22

Linde PLC	541	176

		198

Total United Kingdom		234

UNITED STATES 96.7%

COMMUNICATION SERVICES 8.9%

AT&T, Inc.	47,991	884

Comcast Corp. ‘A’	8,012	280

Electronic Arts, Inc.	497	61

Lumen Technologies, Inc.	5,370	28

Meta Platforms, Inc. ‘A’ (a)	2,910	350

Omnicom Group, Inc.	82	7

Verizon Communications, Inc.	16,456	648

Walt Disney Co. (a)	2,531	220

		2,478

CONSUMER DISCRETIONARY 7.5%

Adient PLC (a)	576	20

Bed Bath & Beyond, Inc. (a)	2,159	5

Best Buy Co., Inc.	1,308	105

Dollar General Corp.	287	71

eBay, Inc.	2,307	96

Foot Locker, Inc.	490	18

Ford Motor Co.	18,817	219

Gap, Inc.	2,843	32

General Motors Co.	9,795	329

Genuine Parts Co.	111	19

Goodyear Tire & Rubber Co. (a)	3,086	31

Hilton Worldwide Holdings, Inc.	163	21

Home Depot, Inc.	996	315

Kohl’s Corp.	343	9

Lear Corp.	248	31

LKQ Corp.	59	3

Lowe’s Cos., Inc.	905	180

Macy’s, Inc.	514	11

Marriott International, Inc. ‘A’	297	44

Mohawk Industries, Inc. (a)	48	5

Newell Brands, Inc.	874	11

NIKE, Inc. ‘B’	958	112

PVH Corp.	424	30

Target Corp.	1,226	183

TJX Cos., Inc.	1,527	122

VF Corp.	1,126	31

Whirlpool Corp.	320	45

		2,098

CONSUMER STAPLES 7.6%

Archer-Daniels-Midland Co.	1,625	151

	SHARES	MARKET VALUE (000S)

Campbell Soup Co.	325	$18

Church & Dwight Co., Inc.	58	5

Clorox Co.	239	33

Coca-Cola Co.	4,747	302

Colgate-Palmolive Co.	1,294	102

Conagra Brands, Inc.	975	38

General Mills, Inc.	1,115	93

Hershey Co.	76	18

Ingredion, Inc.	256	25

J M Smucker Co.	271	43

Kellogg Co.	530	38

Keurig Dr Pepper, Inc.	226	8

Kimberly-Clark Corp.	668	91

Kraft Heinz Co.	1,783	73

Kroger Co.	1,477	66

Molson Coors Beverage Co. ‘B’	222	11

Mondelez International, Inc. ‘A’	1,993	133

PepsiCo, Inc.	446	81

Procter & Gamble Co.	4,376	663

Sysco Corp.	984	75

Tyson Foods, Inc. ‘A’	683	42

		2,109

FINANCIALS 15.0%

Aflac, Inc.	1,289	93

Allstate Corp.	787	107

American Express Co.	899	133

Ameriprise Financial, Inc.	219	68

Bank of America Corp.	17,546	581

Bank of New York Mellon Corp.	2,823	128

BlackRock, Inc.	166	118

Citigroup, Inc.	14,086	637

Equitable Holdings, Inc.	1,164	33

Goldman Sachs Group, Inc.	659	226

Hartford Financial Services Group, Inc.	773	59

JPMorgan Chase & Co.	6,007	805

Lincoln National Corp.	700	21

Marsh & McLennan Cos., Inc.	17	3

MetLife, Inc.	1,783	129

Moody’s Corp.	67	19

PNC Financial Services Group, Inc.	184	29

Principal Financial Group, Inc.	497	42

Prudential Financial, Inc.	1,530	152

S&P Global, Inc.	208	70

State Street Corp.	827	64

U.S. Bancorp	912	40

Wells Fargo & Co.	15,304	632

		4,189

HEALTH CARE 22.9%

Abbott Laboratories	1,932	212

Agilent Technologies, Inc.	267	40

AmerisourceBergen Corp.	216	36

Amgen, Inc.	638	168

Baxter International, Inc.	1,108	56

Becton Dickinson & Co.	333	85

Biogen, Inc. (a)	570	158

Boston Scientific Corp. (a)	1,338	62

Bristol-Myers Squibb Co.	4,647	334

Cardinal Health, Inc.	1,433	110

Cigna Corp.	942	312

CVS Health Corp.	5,156	481

DaVita, Inc. (a)	339	25

	SHARES	MARKET VALUE (000S)

Edwards Lifesciences Corp. (a)	286	$21

Elevance Health, Inc.	650	333

Eli Lilly & Co.	469	172

Embecta Corp.	66	2

Gilead Sciences, Inc.	3,287	282

Henry Schein, Inc. (a)	56	4

Humana, Inc.	377	193

Illumina, Inc. (a)	149	30

Intuitive Surgical, Inc. (a)	127	34

Johnson & Johnson	5,424	958

Laboratory Corp. of America Holdings	127	30

McKesson Corp.	368	138

Merck & Co., Inc.	5,966	662

Pfizer, Inc.	13,483	691

Quest Diagnostics, Inc.	340	53

Regeneron Pharmaceuticals, Inc. (a)	105	76

UnitedHealth Group, Inc.	1,137	603

Waters Corp. (a)	85	29

Zimvie, Inc. (a)	205	2

		6,392

INDUSTRIALS 4.6%

3M Co.	1,762	211

Carrier Global Corp.	1,000	41

Cummins, Inc.	560	136

Deere & Co.	224	96

Dover Corp.	204	28

FedEx Corp.	550	95

Fortune Brands Innovations, Inc.	100	6

Illinois Tool Works, Inc.	381	84

Johnson Controls International PLC	1,860	119

ManpowerGroup, Inc.	419	35

Masterbrand, Inc. (a)	100	1

Otis Worldwide Corp.	123	10

Owens Corning	397	34

Republic Services, Inc.	237	30

Rockwell Automation, Inc.	148	38

Stanley Black & Decker, Inc.	350	26

United Parcel Service, Inc. ‘B’	763	133

United Rentals, Inc. (a)	124	44

Waste Management, Inc.	501	79

WW Grainger, Inc.	78	43

		1,289

INFORMATION TECHNOLOGY 27.3%

Adobe, Inc. (a)	322	108

Akamai Technologies, Inc. (a)	62	5

Amdocs Ltd.	276	25

Analog Devices, Inc.	393	64

Apple, Inc.	9,508	1,235

Applied Materials, Inc.	1,353	132

Arrow Electronics, Inc. (a)	321	34

Automatic Data Processing, Inc.	396	95

Avnet, Inc.	735	31

Bread Financial Holdings, Inc.	322	12

Broadcom, Inc.	139	78

Cadence Design Systems, Inc. (a)	146	23

CDW Corp.	164	29

Cisco Systems, Inc.	15,513	739

Cognizant Technology Solutions Corp. ‘A’	1,039	59

Corning, Inc.	1,825	58

Dell Technologies, Inc. ‘C’	386	15

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO RAFI ESG U.S. ETF	(Cont.)	December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

DXC Technology Co. (a)	1,210	$32

Fidelity National Information Services, Inc.	676	46

Fiserv, Inc. (a)	136	14

Flex Ltd. (a)	1,773	38

Gen Digital, Inc.	1,682	36

Hewlett Packard Enterprise Co.	10,706	171

HP, Inc.	4,305	116

Intel Corp.	27,696	732

International Business Machines Corp.	3,250	458

Juniper Networks, Inc.	1,431	46

Lam Research Corp.	150	63

Marvell Technology, Inc.	306	11

Mastercard, Inc. ‘A’	421	146

Micron Technology, Inc.	3,128	156

Microsoft Corp.	5,495	1,318

Motorola Solutions, Inc.	173	45

NetApp, Inc.	776	47

ON Semiconductor Corp. (a)	513	32

Oracle Corp.	4,572	374

Paychex, Inc.	24	3

QUALCOMM, Inc.	2,305	253

salesforce.com, Inc. (a)	618	82

Seagate Technology Holdings PLC	1,068	56

Skyworks Solutions, Inc.	83	8

TE Connectivity Ltd.	449	52

Texas Instruments, Inc.	1,265	209

Visa, Inc. ‘A’	1,063	221

VMware, Inc. ‘A’ (a)	239	29

Western Digital Corp. (a)	1,809	57

Western Union Co.	917	13

Xerox Holdings Corp.	1,962	29

		7,635

	SHARES	MARKET VALUE (000S)
MATERIALS 2.4%

CF Industries Holdings, Inc.	73	$6

Dow, Inc.	1,962	99

DuPont de Nemours, Inc.	2,385	164

Eastman Chemical Co.	463	38

Ecolab, Inc.	411	60

International Flavors & Fragrances, Inc.	172	18

International Paper Co.	1,359	47

Mosaic Co.	684	30

Newmont Corp.	1,719	81

Packaging Corp. of America	182	23

PPG Industries, Inc.	567	71

Sherwin-Williams Co.	139	33

WestRock Co.	346	12

		682

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	520	40

Jones Lang LaSalle, Inc. (a)	141	22

		62

UTILITIES 0.3%

American Water Works Co., Inc.	239	37

Edison International	885	56

		93

Total United States		27,027

Total Common Stocks (Cost $28,736)		27,423

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.5%

UNITED STATES 1.5%

REAL ESTATE 1.5%

American Tower Corp.	181	$38

AvalonBay Communities, Inc.	145	23

Crown Castle, Inc.	127	17

Equinix, Inc.	54	35

Equity Residential	452	27

Essex Property Trust, Inc.	69	15

Healthpeak Properties, Inc.	920	23

Host Hotels & Resorts, Inc.	2,169	35

Iron Mountain, Inc.	719	36

Mid-America Apartment Communities, Inc.	23	4

Ventas, Inc.	1,155	52

Welltower, Inc.	869	57

Weyerhaeuser Co.	2,161	67

		429

Total Real Estate Investment Trusts (Cost $503)		429

Total Investments in Securities (Cost $29,239)		27,852

Total Investments 99.7% (Cost $29,239)		$27,852

Other Assets and Liabilities, net 0.3%		87

Net Assets 100.0%		$27,939

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$162	$0	$0	$162
United Kingdom
Communication Services	36	0	0	36
Materials	198	0	0	198
United States
Communication Services	2,478	0	0	2,478
Consumer Discretionary	2,098	0	0	2,098
Consumer Staples	2,109	0	0	2,109
Financials	4,189	0	0	4,189

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Health Care	$6,392	$0	$0	$6,392
Industrials	1,289	0	0	1,289
Information Technology	7,635	0	0	7,635
Materials	682	0	0	682
Real Estate	62	0	0	62
Utilities	93	0	0	93
Real Estate Investment Trusts
United States
Real Estate	429	0	0	429

Total Investments	$27,852	$0	$0	$27,852

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. Prior to August 12, 2022, Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) served as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Notes to Financial Statements	(Cont.)

U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

56	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Funds’ shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Funds may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Notes to Financial Statements	(Cont.)

relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets

58	PIMCO EQUITY SERIES

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or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$72	$86	$(152)	$0	$0	$6	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,189	3,369	(4,558)	0	0	0	3	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	25	283	(308)	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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December 31, 2022	(Unaudited)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding

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Notes to Financial Statements	(Cont.)

interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Small Fund	—	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value particularly during times of market stress.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”)

derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign

(non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements	(Cont.)

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including

PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have

64	PIMCO EQUITY SERIES

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a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	65

Notes to Financial Statements	(Cont.)

market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2022 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

66	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$38	$38	$9	$85

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	3	7	10

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	5	4	7	16

PIMCO RAFI ESG U.S. ETF	76	1	2	79

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	3

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	3

PIMCO RAFI ESG U.S. ETF	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$27,884	$24,659

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	13,375	10,940

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	21,886	21,814

PIMCO RAFI ESG U.S. ETF	0	0	2,314	4,806

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	67

Notes to Financial Statements	(Cont.)

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2022, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,639	$6,514

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	17,406	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	14,462	0

PIMCO RAFI ESG U.S. ETF	2,781	4,281

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

68	PIMCO EQUITY SERIES

December 31, 2022	(Unaudited)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	9,112	4,178

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	12,871	4,215

PIMCO RAFI ESG U.S. ETF	1,048	115

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$77,482	$8,740	$(14,492)	$(5,752)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	104,542	9,528	(6,591)	2,937

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	102,864	16,708	(4,057)	12,651

PIMCO RAFI ESG U.S. ETF	29,953	1,576	(3,677)	(2,101)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:

CAD	Canadian Dollar	USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt

70	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1900	$0.0000	$0.0000	$0.1900

October 2022	$0.2900	$0.0000	$0.0000	$0.2900

December 2022	$0.0500	$0.0000	$0.0000	$0.0500

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.3100	$0.0000	$0.0000	$0.3100

October 2022	$0.1100	$0.0000	$0.0000	$0.1100

December 2022	$0.2100	$0.0000	$0.0000	$0.2100

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1800	$0.0000	$0.0000	$0.1800

October 2022	$0.2000	$0.0000	$0.0000	$0.2000

December 2022	$0.2300	$0.0000	$0.0000	$0.2300

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1500	$0.0000	$0.0000	$0.1500

October 2022	$0.1400	$0.0000	$0.0000	$0.1400

December 2022	$0.1900	$0.0000	$0.0000	$0.1900

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Investment Management Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; management fees; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Investment Management Agreement.

(b) Review Process:  In connection with considering the renewal of the Investment Management Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Investment Management Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Investment Management Agreement. In connection with its review of the Investment Management Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds where appropriate. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds, outflows for certain Funds, Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Investment Management Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management,

72	PIMCO EQUITY SERIES

(Unaudited)

compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2022 and other performance data, as available, over short- and longer-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2022 (the “Broadridge Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and longer-term relative and absolute investment performance of each Fund relative to its peer group, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Board reviewed materials indicating that certain Funds outperformed their peer groups during the one-year period-ended March 31, 2022. The Board reviewed materials indicating that the Funds, had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over short- and longer-term periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the longer-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and longer-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. In addition, the Board considered the expense limitation agreement in place for all of the Funds.

The Board also reviewed data comparing certain Funds’ management fees to the fee rates PIMCO charges to clients (both advised and sub-advised) with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds and the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

74	PIMCO EQUITY SERIES

(Unaudited)

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board also considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Funds’ Investment Management Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Management Agreement, and that the renewal of the Investment Management Agreement was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123122

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023